UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

The AAL Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John C. Bjork, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7005
Date of fiscal year end: April 30
Date of reporting period: April 30, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

The AAL Mutual Funds

Annual Report
April 30, 2003

[GRAPHIC OMITTED: People reading a newspaper]

Table of Contents

President's Letter                                   1

The Economy and Markets in Review                    2

Portfolio Perspectives
The AAL Technology Stock Fund                        4
The AAL Aggressive Growth Fund                       6
The AAL Small Cap Stock Fund                         8
The AAL Small Cap Index Fund II                     10
The AAL Small Cap Value Fund                        12
The AAL Mid Cap Stock Fund                          14
The AAL Mid Cap Index Fund                          16
The AAL Mid Cap Index Fund II                       18
The AAL International Fund                          20
The AAL Capital Growth Fund                         22
The AAL Large Company Index                         24
The AAL Large Company Index Fund II                 26
The AAL Equity Income Fund                          28
The AAL Balanced Fund                               30
The AAL High Yield Bond Fund                        32
The AAL Municipal Bond Fund                         34
The AAL Bond Fund                                   36
The AAL Bond Index Fund                             38
The AAL Money Market Fund                           40

Report of Independent Accountants                   42

Schedules of Investments
The AAL Technology Stock Fund                       43
The AAL Aggressive Growth Fund                      45
The AAL Small Cap Stock Fund                        48
The AAL Small Cap Index Fund II                     51
The AAL Small Cap Value Fund                        59
The AAL Mid Cap Stock Fund                          62
The AAL Mid Cap Index Fund                          65
The AAL Mid Cap Index Fund II                       71
The AAL International Fund                          77
The AAL Capital Growth Fund                         79
The AAL Large Company Index                         81
The AAL Large Company Index Fund II                 88
The AAL Equity Income Fund                          95
The AAL Balanced Fund                               98
The AAL High Yield Bond Fund                       107
The AAL Municipal Bond Fund                        114
The AAL Bond Fund                                  135
The AAL Bond Index Fund                            140
The AAL Money Market Fund                          149

Statement of Assets and Liabilities                152

Statement of Operations                            156

Statement of Changes in Net Assets                 160

Notes to Financial Statements                      164

Financial Highlights
The AAL Technology Stock Fund                      180
The AAL Aggressive Growth Fund                     180
The AAL Small Cap Stock Fund                       182
The AAL Small Cap Index Fund II                    182
The AAL Small Cap Value Fund                       184
The AAL Mid Cap Stock Fund                         184
The AAL Mid Cap Index Fund                         186
The AAL International Fund                         186
The AAL Mid Cap Index Fund II                      187
The AAL Capital Growth Fund                        188
The AAL Large Company Index                        188
The AAL Large Company Index Fund II                188
The AAL Equity Income Fund                         190
The AAL Balanced Fund                              190
The AAL High Yield Bond Fund                       192
The AAL Municipal Bond Fund                        192
The AAL Bond Fund                                  194
The AAL Bond Index Fund                            194
The AAL Money Market Fund                          196

Trustees and Officers of The AAL Mutual Funds      198

[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the annual report for the 12 months ended April 30, 2003, for The AAL Mutual Funds, managed by Thrivent Investment Management. In this report, you will find detailed information about The AAL Mutual Funds, including summaries prepared by each portfolio manager describing performance, market conditions and management strategies during the 12-month period. In addition, Jim Abitz, Thrivent Investment Management's chief investment officer, reviews the larger economic environment influencing your investment performance in his Economic and Market Overview.

After several challenging years, all the major investment categories have moved into positive territory for 2003 year-to-date. While it is far too early to know if the bear market has truly gone into hibernation, there is no question that the U.S. economy has shown some improvements of late. International tension has ebbed somewhat from the high anxiety environment seen earlier in the year, though global hotspots certainly remain. The economy continues to plow ahead with steady, if slow, growth, and consumer confidence has risen in recent months. While we are heartened by the improvements, volatility remains ever-present. Thus, now is a wonderful opportunity to review one's investment portfolio for proper balance, risk temperament, and overall strategy. I encourage you to contact your Thrivent Investment Management representative if you have any questions. He or she is there to help and would welcome the chance to do so.

Transition and change isn't limited solely to our nation's financial markets -- Thrivent Investment Management has recently adopted a new strategy for our mutual fund products. This new course not only renews our already strong commitment to our mutual funds, but we also expect it will enhance our ability to provide you with stronger product offerings, a wider variety of choices, and complementary investment options from select outside firms that share our values and integrity, as well as a commitment to excellent money management. We believe that implementation of this strategy will further enhance our ability to offer top-shelf investments and will strongly benefit our member investors. Be sure to ask your Thrivent Investment Management representative about the Lutheran Brotherhood Family of Funds which feature a wide assortment of asset classes that could complement your current portfolio.

The financier, Bernard Baruch, once said, "Now is always the hardest time to invest." His words ring particularly true in light of the host of difficulties around which the U.S. economy, financial markets, and investors have navigated over the past few years. I would also suggest that Mr. Baruch's quote could be tweaked to read, "Now is always the hardest time to stick to an investment strategy or plan." Despite much uncertainty and dramatic market fluctuations, history has shown time and time again that betting against the long-term strength and resilience of the U.S. economy and financial markets is an unwise wager. Be assured that Thrivent Investment Management is here to serve -- no matter how the markets are performing -- with trustworthy advice and financial solutions to help you meet your individual goals.

Yours Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
The AAL Mutual Funds

[PHOTO OMITTED: JIM ABITZ]

April 30, 2003

Jim Abitz
Senior Vice President, and
Chief Investment Officer

Economic and Market Overview

The financial markets rode a roller coaster of emotion during the twelve months ended April 30th, 2003 with market losses as the steady march toward the possibility of war with Iraq created investor anxiety. When the period ended in resolution and a decisive military victory, the markets rebounded impressively. Despite the strong finish, all equity investment categories posted negative returns with most losses coming in the late spring through the fall of 2002. High-quality bonds continued their strong performance as a result of more risk-averse investors questioning the speed and endurance of the U.S. economic recovery and seeking safety in this asset class. High-yield bonds, after a long stretch of weak performance brought on by market liquidity and cash flow questions, recorded torrid gains as investors craving yield poured money into the asset class.

U.S. Economy

Economic growth, while not robust, continued to plod forward at a 1-2% rate. The war on terrorism, geopolitical anxieties leading up to the war on Iraq, higher energy prices in the first quarter and unseasonably cold weather all teamed to temper the pace of economic activity in early 2003. The overall direction for the U.S. economic recovery remains open for discussion as job growth and capital spending by businesses has yet failed to materialize. The nation's jobless rate has been mired around the 6% mark, an eight-year high, for some time now and unemployment claims continue unabated. Capital spending, and by extension manufacturing and industrial production, remains anemic although many economists believe spending is set to pick up as a result of the war with Iraq reaching a conclusion. Second quarter reports on corporate spending and production will be key in determining if these important economic variables will come to life as the dust settles overseas.

For the past three years, the consumer has been the economy's principal source of strength. Consumer sentiment climbed in the post-war weeks and spending remained strong throughout the period sparked in part by wave after wave of mortgage refinancings -- a result of the lowest interest rate environment in over forty years. The prospects for the U.S. consumer should also be enhanced as the "advance refund" checks, part of the recently approved tax relief package begin to be mailed in July.

Inflation and Monetary Policy

Inflation was largely a non-factor throughout the period, with the exception of the occasional jump in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices even as corporate cost-cutting measures and efficiencies led to stronger overall productivity. In fact, it was the possibility of a Japan-like deflationary scenario that Fed chairman Alan Greenspan addressed in April -- unlikely with our nation's strong banking system and the Fed's watchful eye. Interest rates remain very low and should provide fertile ground for increased business and consumer spending.

Equity Performance

The reporting period began with a firestorm of controversy over the integrity of accounting practices and several high-profile bankruptcies brought on by corporate scandals. Investors shunned stocks, especially those of highly-leveraged companies, with the result being two market lows -- one in July and a retesting in early October. Stocks rallied briefly in the fall months before struggling again late in 2002 in the face of lower consumer spending and tepid corporate profitability before rising again in early January. This rally was quickly snuffed by intense media coverage over the possibility of war with Iraq. Investors chafed from losses and worried about an already stagnant economy, flocked to low-risk investments. In mid-March, stocks rose precipitously as it became clear that the final direction would indeed be war and resolution was forthcoming. When the conflict turned into a swift allied victory, stocks surged to new short-term highs.

Both equity styles -- growth and value -- produced negative returns over the reporting period. The S&P 500, a broad large-company index, posted a -13.31% total return with growth narrowly outperforming the value segment of the index. In observing returns for other market capitalizations, small-cap stocks performed worst with the Russell 2000 losing -20.74% while the mid-cap area, as measured by the S&P Midcap 400, finished the period in the middle of the pack, returning -17.51%. All equity categories finished strong in late March and April, led by a resurgent NASDAQ Composite.

Fixed-Income Performance

The perceived safety of fixed-income instruments led to another productive session for bond investors. Investment-grade bonds greatly benefited from widespread international uncertainty -- war with Iraq, war of words with North Korea, SARS and a generally weak global economy. Asset- and mortgage-backed bonds posted solid gains related to tremendous demand for government agency securities and concern over the direction of the economy. For the period, the Lehman Brothers Aggregate Bond Index -- a broad barometer of investment-grade bond performance-generated a very respectable 10.46% total return.

The high-yield market snapped back dramatically after languishing for several years. With yields between high-yield bonds and U.S. Treasuries at historically attractive spreads and corporate profitability improving, assets flooded into the more aggressive credit markets starting in the fall months with the result being substantial investor gains. Investors hungry for yield in a very low interest rate environment also helped boost the high yield sector's popularity. Benefiting form these factors, the Lehman Brothers High Yield Index produced a remarkable 8.84% total return over the twelve-month period.

Outlook

Near term it will be of critical interest to see whether the recent gains in stocks were simply a "relief rally" as a result of the war with Iraq coming to a swift conclusion or if the underpinnings of a stronger economic recovery are set in motion. Close to a half a million jobs were lost in February and March alone and job growth remains a key missing piece from the economic recovery puzzle. The downward pressure on companies to lay off workers is likely to slow over the next several months. As the economy picks up steam and businesses increase spending, investment in capital equipment job growth should ensue.

As many of the uncertainties that burdened the U.S. economy over the past twelve months are peeled away, business spending should accelerate. The combination of easy monetary policy, strong productivity growth, tax cuts, and improved profitability that is currently being set into place should set the stage for a moderate economic expansion through the end of this year and into 2004.

Conditions in the financial markets showed marked improvement over the last two months of the reporting period and should rally strongly in the event of a stronger economic revival. The corporate malfeasance and accounting-related scandals appear largely behind us and today's management teams are more concerned with honesty and forthrightness. Faith in the integrity of our markets is on the mend. The economic climate is set for solid growth and investor confidence is on the upswing-- good news for investors.

The AAL Technology Stock Fund

[PHOTO OMITTED: BRIAN J. FLANAGAN]

Brian J. Flanagan co-manages The AAL Technology Stock Fund. He joined Thrivent Investment Management Inc., in 1994 with a bachelor's degree in finance and real estate, and a master's in finance from the University of Wisconsin. He received the Chartered Financial Analyst designation.

[PHOTO OMITTED: JAMES A. GROSSMAN]

James A. Grossman co-manages The AAL Technology Stock Fund. Since joining Thrivent Investment Management Inc., in 1996, he served as a securities analyst and has followed selected technology investments for The AAL Mutual Funds. He is a graduate of Elmhurst College, with a bachelor's degree in finance and economics.

Technology stocks lost ground over the 12 months ended April 30, 2003, before regaining momentum late in the reporting period. During this time, The AAL Technology Stock Fund returned -20.63%, while its Lipper, Inc., peer group of science and technology funds posted a -22.29% return. The Fund's market benchmark, the Goldman Sachs Technology Index, returned -19.33% over this same period.

Hardware Manufacturers Suffer

Throughout much of the period, the market for technology stocks was hampered by weak demand, excess industrial capacity and cutbacks in information technology spending. Semiconductor and computer hardware shares sustained particularly heavy losses, while shares issued by software providers delivered steadier performance. In May and June, disappointing returns from the Fund's Internet and computer hardware holdings, coupled with our decision to bring down cash levels, hurt performance relative to the Fund's market benchmark.

Technology stocks continued to stall during the third quarter as earnings concerns and accounting-related woes sent investors fleeing to safe-haven assets. Nonetheless, we were able to bolster the Fund's relative performance through strong stock selection and by emphasizing larger companies, which generally outperformed smaller-company issues.

After vacillating in the final months of 2002, technology stocks spiraled downward through March as war-related concerns cast a pall over the equity markets. As the military campaign in Iraq wound down, many technology issuers resumed seasonal spending patterns which caused technology shares to flourish in April. Through the first four months of 2003, the Fund's enterprise software holdings were the largest contributors to performance, while our strategy of underweighting struggling hardware manufacturers also proved advantageous.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology             77.9%
Consumer Discretionary              9.5%
Industrials                         4.3%
Health Care                         1.5%
Telecommunication Services          1.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.5%
Common Stocks                      94.5%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AATSX   Ticker             BBTSX   Ticker               N/A
Net Assets   $29,293,657   Net Assets    $2,601,578   Net Assets    $2,218,151
NAV                $2.50   NAV                $2.43   NAV                $2.59

Outlook

The market for technology stocks remains largely bifurcated, with well-established, large companies serving as market leaders and a growing number of small, niche companies offering excellent prospects for growth. As industry consolidation progresses, many companies in the middle could find themselves squeezed in the process. In the meantime, investors can expect to receive mixed signals, with improved earnings and a potential second-half recovery struggling to offset weak employment data, discouraging insider selling patterns and the continued threat of SARS in Asia.

Going forward, we anticipate maintaining our focus on large technology names, while keeping a close watch out for promising smaller companies. Given current conditions, we are likely to continue favoring enterprise software providers over hardware manufacturers, which are grappling with eroding pricing power in an increasingly commoditized field. As companies begin to see sustainable increases in cash flow, however, we believe a broader range of technology firms will ultimately benefit.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                       Goldman Sachs
                       The AAL         Technology       Consumer
                       Technology      Composite        Price
  Date                 Stock Fund      Index***         Index**
------------------------------------------------------------------------
  July 1, 2000          10,000          10,000          10,000
          2000           9,148           9,440          10,017
          2000          10,792          10,668          10,029
          2000           9,497           8,940          10,081
          2000           8,410           8,265          10,099
          2000           6,048           6,372          10,104
          2000           5,963           5,826          10,099
          2001           6,653           6,782          10,163
          2001           4,697           4,902          10,203
          2001           3,922           4,221          10,226
          2001           4,848           5,027          10,267
          2001           4,630           4,827          10,313
          2001           4,678           4,840          10,331
          2001           4,215           4,495          10,302
          2001           3,648           3,910          10,302
          2001           2,835           3,119          10,348
          2001           3,279           3,620          10,313
          2001           3,789           4,237          10,296
          2001           3,752           4,163          10,255
          2002           3,686           4,158          10,279
          2002           3,147           3,603          10,319
          2002           3,383           3,859          10,377
          2002           2,977           3,386          10,435
          2002           2,816           3,248          10,435
          2002           2,419           2,789          10,441
          2002           2,174           2,507          10,453
          2002           2,117           2,474          10,488
          2002           1,767           2,033          10,505
          2002           2,126           2,477          10,531
          2002           2,504           2,911          10,531
          2002           2,136           2,486          10,508
          2003           2,136           2,464          10,554
          2003           2,174           2,502          10,636
          2003           2,145           2,474          10,700
April 30, 2003         $ 2,363         $ 2,732         $10,676

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                 (20.63)%           (38.79)%
with sales charge                    (24.92)%           (40.00)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                 (21.36)%           (39.40)%
with sales charge                    (24.50)%           (40.05)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year            7/1/2000
----------------------------------------------------------------
Net Asset Value                      (19.57)%           (38.01)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Goldmans Sachs Technology Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. Data supplied by Goldman Sachs.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Aggressive Growth Fund

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for The AAL Aggressive Growth Fund. He has managed the Fund since September 2002. He has managed securities for Thrivent Investment Management Inc., since 1984.

The 12-month period ended April 30, 2003 was characterized by fear and trepidation over corporate deceit, a struggling economy and the steady march to war with Iraq. In late March and April, as investor anxiety over geopolitical conflict ebbed, large-company growth stock shares moved up rapidly and recovered some of their earlier losses. In this topsy-turvy environment, The AAL Aggressive Growth Fund posted a -17.22% total return for the period. The Fund's Lipper, Inc. peer group of similar large-company growth funds had a -16.09% median total return while the Fund's previous unmanaged benchmark, the S&P 500 Index, ended the one-year period with a -13.31% total return. The Fund's current benchmark, the unmanaged Russell 1000 Growth Index, returned a -14.35% for the period. Because the Russell 1000 Growth Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the S&P 500 Index.

War Fears Abate

The first half of the reporting period was marked by investor unease over the possibility of a double-dip recession, corporate scandals headlined by the high profile meltdowns of Enron and WorldCom and the possibility of war with Iraq. Stocks registered cyclical lows in July, which were subsequently retested in early October. When, late in 2002, the U.S. economy witnessed a spike in the jobless rate and the much-anticipated pickup in capital spending failed to materialize, investors shunned stocks in favor of safer investment options. January saw a brief leap in growth stock prices, which quickly withered in the glare of very weak seasonal retail spending reports. Fear of a drop-off in consumer spending, one of the few bright spots for a troubled economy the past couple of years, again sent stocks lower where they remained amid nearly constant war chatter. Negativity blossomed into optimism as it became clear that the U.S. would lead an invasion of Iraq. Stocks further regained appeal upon the swift and skillful conclusion to the war.

The Fund struggled throughout much of 2002 as a result of its more aggressive stance, which was built in anticipation of a stronger economic recovery than ultimately materialized. Holdings in the health-care services and HMO businesses, in particular, subtracted from performance when Medicare reimbursement practices were questioned by regulators. A severe sell-off ensued as earnings growth figures appeared to be inflated. In mid-March, the Fund's fortunes changed abruptly in the face of a resounding military victory in Iraq and a string of encouraging corporate earnings reports. Our overweighted position in beaten-down technology companies was quickly rewarded as the NASDAQ Composite Index posted substantial gains. The Fund's aggressive investment in cable and biotechnology companies translated into gains, as did the Fund's very low cash position.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology           23.6%
Health Care                      20.9%
Consumer Discretionary           17.7%
Financials                       14.0%
Industrials                       9.7%
Consumer Staples                  5.6%
Energy                            3.8%
Telecommunication Services        1.1%
Materials                         0.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.1%
Common Stocks                      96.9%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AAAGX   Ticker             BBAGX   Ticker               N/A
Net Assets   $30,238,165   Net Assets    $3,310,945   Net Assets    $2,822,360
NAV                $3.75   NAV                $3.63   NAV                $3.88

Outlook

The worst of the bear market looks to be over and we are looking to capitalize on a stronger economic recovery by continuing to emphasize more economically-sensitive sectors, such as technology, media and cable. Many of these companies have seen dramatic dips in stock prices and appear poised for strong gains as capital spending increases. In the health-care sector, the Fund will look to the biotechnology industry as it should benefit from streamlined regulatory approval processes. Enterprise software providers in the technology space will also be expected to bask in a cyclical economic rebound.

We believe strongly that large company growth stocks will continue to regain investor appeal. Corporate earnings -- the key driver for stock gains -- have improved markedly and the current low interest rate environment should aid in increasing capital spending. As always, we will keep the Fund invested across a wide array of industries, while seeking firms with outstanding growth potential for our investors.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                      Russell 1000     Consumer
                       Aggressive      S&P 500      Growth           Price
  Date                 Growth Fund     Index***     Index****        Index**
-----------------------------------------------------------------------------
  July 7, 2003         10,000         10,000         10,000          10,000
          2000          9,063          9,743          9,541          10,017
          2000          9,582         10,348         10,405          10,029
          2000          9,072          9,802          9,421          10,081
          2000          8,666          9,761          8,975          10,099
          2000          7,324          8,991          7,652          10,104
          2000          7,295          9,035          7,410          10,099
          2001          7,626          9,356          7,922          10,163
          2001          6,199          8,503          6,577          10,203
          2001          5,557          7,964          5,861          10,226
          2001          6,331          8,583          6,603          10,267
          2001          6,152          8,640          6,506          10,313
          2001          5,906          8,430          6,355          10,331
          2001          5,604          8,347          6,196          10,302
          2001          5,018          7,825          5,689          10,302
          2001          4,508          7,193          5,121          10,348
          2001          4,564          7,330          5,390          10,313
          2001          4,857          7,892          5,908          10,296
          2001          4,933          7,961          5,897          10,255
          2002          4,772          7,845          5,793          10,279
          2002          4,460          7,694          5,552          10,319
          2002          4,659          7,983          5,744          10,377
          2002          4,281          7,499          5,275          10,435
          2002          4,196          7,444          5,148          10,435
          2002          3,752          6,914          4,672          10,441
          2002          3,430          6,375          4,415          10,453
          2002          3,449          6,417          4,428          10,488
          2002          3,194          5,720          3,969          10,505
          2002          3,459          6,223          4,333          10,531
          2002          3,638          6,589          4,568          10,531
          2002          3,345          6,202          4,253          10,508
          2003          3,270          6,040          4,149          10,554
          2003          3,241          5,949          4,130          10,636
          2003          3,298          6,007          4,207          10,700
April 30, 2003        $ 3,544        $ 6,501        $ 4,518         $10,676

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                 (17.22)%           (29.34)%
with sales charge                    (21.71)%           (30.73)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                 (18.24)%           (30.15)%
with sales charge                    (21.51)%           (30.89)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year            7/1/2000
----------------------------------------------------------------
Net Asset Value                      (16.02)%           (28.48)%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500[Registered Trademark] " is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

****    The Russell 1000 Growth Index is an unmanaged Index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. The Russell 1000 companies are the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on total market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/     Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Small Cap Stock Fund

[PHOTO OMITTED: KEVIN A. SCHMITTING]

Kevin A. Schmitting is portfolio manager of The AAL Small Cap Stock Fund. He brings more than 20 years of investment experience to Thrivent Investment Management Inc. He has a master's degree in business administration from the University of Minnesota and is a Chartered Financial Analyst.

Small-cap stocks retreated throughout much of 2002, before recovering late in the 12-month period ended April 30, 2003. For the period, The AAL Small Cap Stock Fund posted a -22.06% total return, while its Lipper, Inc., peer group of small-capitalization core funds returned a median of -20.55%. The Fund's market benchmark, the S&P SmallCap 600 Index, returned -20.95%.

Investor Unease Grows

Weak corporate earnings and accounting-related concerns conspired to depress small-company growth valuations early in the reporting period. Through July, technology stocks sustained the heaviest losses, while energy, utility and consumer discretionary stocks fared modestly better. Selling pressure intensified during the third quarter, wreaking havoc on equities in nearly every sector. During this time, our overweighted position in technology stocks and relatively low cash reserves contributed negatively to performance.

Small-cap returns fluctuated during the holiday season before giving way to war-related jitters early in 2003. With market participants keeping a close eye on developments in Iraq, technology shares sputtered through mid-March, while energy stocks also saw a sharp increase in volatility. Conversely, retail and utility issues held up well on the strength of continued consumer spending. Although a number of underperforming industrial and technology holdings hurt the Fund's relative returns through March, our market-neutral position in most other sectors provided some degree of cushion.

April was perhaps the strongest month of the period, as the war in Iraq wound down and investors renewed their focus on company fundamentals, leading to a robust rally in the equity markets. While the Fund posted positive absolute returns in April, the outperformance of lower-tier companies during the month generally worked against the Fund's performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        18.8%
Consumer Discretionary            18.0%
Information Technology            16.3%
Industrials                       16.0%
Health Care                       11.5%
Energy                             7.9%
Utilities                          3.9%
Consumer Staples                   3.2%
Materials                          1.8%
Telecommunication Services         0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.0%
Common Stocks                      98.0%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AASMX   Ticker             BBSMX   Ticker               N/A
Net Assets  $266,650,814   Net Assets   $21,072,675   Net Assets    $6,811,337
NAV               $11.55   NAV               $10.86   NAV               $11.98

Outlook

During the first quarter of 2003, corporate earnings showed marked improvement, while consumer confidence also surprised the markets. With the economy growing and investors less distracted by overseas events, we believe the environment for small-company stocks is vastly improved from a year ago. As top-line revenues increase, we expect to see a gradual upturn in corporate earnings, though results are likely to vary by industry. In addition, the weak dollar should provide further support to U.S. manufacturers with overseas exposure.

Going forward, we see little advantage to favoring any one sector and anticipate remaining market-relative to our peer group of small-capitalization core funds. Given current conditions, we believe individual stock selection will be a key determinant of relative performance. As always, we will keep the Fund invested across a broad array of sectors and industries, while focusing on small companies with superior long-term growth prospects.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                          Consumer
                       Small Cap       S&P SmallCap     Price
  Date                 Stock Fund      600 Index**      Index***
------------------------------------------------------------------------
  July 1, 1996          10,000          10,000           10,000
          1996           9,025           9,242           10,019
          1996          10,159           9,812           10,038
          1996          10,622          10,243           10,070
          1996          10,282          10,172           10,102
          1996          10,518          10,700           10,121
          1996          10,840          10,826           10,121
          1997          10,878          11,006           10,153
          1997          10,404          10,778           10,185
          1997           9,736          10,225           10,211
          1997           9,523          10,350           10,223
          1997          10,975          11,566           10,217
          1997          11,730          12,077           10,230
          1997          12,262          12,836           10,243
          1997          12,640          13,159           10,262
          1997          13,578          14,029           10,287
          1997          13,027          13,424           10,313
          1997          12,901          13,326           10,306
          1997          12,666          13,595           10,294
          1998          12,453          13,330           10,313
          1998          13,491          14,544           10,332
          1998          13,929          15,099           10,351
          1998          14,092          15,188           10,370
          1998          13,013          14,384           10,389
          1998          13,033          14,427           10,402
          1998          12,290          13,323           10,415
          1998           9,500          10,751           10,428
          1998          10,253          11,410           10,440
          1998          10,783          11,940           10,466
          1998          11,597          12,612           10,466
          1998          12,351          13,418           10,459
          1999          12,425          13,249           10,485
          1999          11,177          12,055           10,498
          1999          10,967          12,211           10,530
          1999          11,418          13,017           10,606
          1999          11,649          13,334           10,606
          1999          12,121          14,093           10,606
          1999          12,299          13,969           10,638
          1999          11,733          13,354           10,664
          1999          11,733          13,411           10,715
          1999          11,670          13,377           10,734
          1999          12,550          13,936           10,740
          1999          13,976          15,082           10,740
          2000          13,379          14,615           10,766
          2000          15,444          16,572           10,830
          2000          15,633          15,959           10,919
          2000          15,308          15,686           10,925
          2000          15,203          15,221           10,932
          2000          16,283          16,121           10,996
          2000          15,360          15,725           11,015
          2000          17,038          17,119           11,027
          2000          17,028          16,653           11,085
          2000          16,640          16,757           11,104
          2000          14,805          15,012           11,110
          2000          16,472          16,862           11,104
          2001          17,458          17,585           11,174
          2001          16,288          16,512           11,219
          2001          15,253          15,754           11,244
          2001          16,497          16,955           11,289
          2001          17,002          17,279           11,340
          2001          17,517          17,913           11,359
          2001          17,244          17,613           11,327
          2001          16,810          17,212           11,327
          2001          14,630          14,885           11,378
          2001          15,745          15,679           11,340
          2001          16,810          16,826           11,321
          2001          17,963          17,964           11,276
          2002          17,913          18,121           11,302
          2002          17,232          17,809           11,347
          2002          18,396          19,216           11,410
          2002          18,359          19,759           11,474
          2002          17,777          18,941           11,474
          2002          16,637          17,962           11,481
          2002          14,407          15,425           11,493
          2002          14,444          15,571           11,532
          2002          13,453          14,618           11,551
          2002          13,837          15,085           11,580
          2002          14,841          15,871           11,580
          2002          14,060          15,336           11,554
          2003          13,689          14,809           11,605
          2003          13,342          14,335           11,695
          2003          13,255          14,447           11,765
April 30, 2003         $14,308         $15,620          $11,739

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          7/1/1996
----------------------------------------------------------------
without sales charge    (22.06)%        0.30%              6.26%
with sales charge       (26.34)%      (0.83)%              5.39%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge    (22.87)%      (0.70)%              3.72%
with sales charge       (25.95)%      (0.70)%              3.72%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value         (21.49)%        1.01%              3.59%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P SmallCap 600 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Small Cap Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer is the portfolio manager for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund and The AAL Large Company Index Fund II. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

The AAL Small Cap Index Fund II returned a negative 21.69%, while its Lipper, Inc. small cap core peer group returned a -20.55% for the 12 months ended April 30, 2003. The Fund's index benchmark, the S&P SmallCap 600 Index, posted a total return of -20.95% for the same period. The discrepancy between the Fund and the Index can primarily be attributed to expenses, cash flows, transaction costs and modest weighting variances between the Fund and the Index.

Concerns about geopolitical risks, weather-related slowdowns and rising energy prices contributed to a sluggish economy to date in 2003. The past year gave investors a multitude of reasons to sell stocks, with few reasons to buy. Investor confidence wavered in the economy, corporate America and the financial markets. Small capitalization stocks were not immune to the challenging environment. All small-cap sectors had negative returns, but the worst performing sectors were the basic materials, information technology and telecommunication services areas.

As an index fund, the Fund does not make active decisions regarding sector weightings or individual security holdings. The goal of the Fund is to duplicate the performance of the S&P SmallCap 600 Index. To do this, we utilize a full replication strategy for the Fund; in other words, all 600 securities are purchased in approximately the same weight as in the Index. Fund performance will be impacted by the timing of cash flows, transaction fees and expenses, whereas the unmanaged Index has no costs associated with it.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary            20.0%
Industrials                       19.4%
Financials                        14.9%
Information Technology            14.9%
Health Care                       12.1%
Energy                             5.7%
Materials                          4.6%
Utilities                          4.1%
Consumer Staples                   3.7%
Telecommunication Services         0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              0.3%
Common Stocks                      99.7%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Small Cap Index Fund II seeks capital growth that tracks the performance of the S&P SmallCap 600 Index by investing primarily in common stocks of the Index.

        A Share                     B Share
------------------------   ------------------------
Ticker             AALSX   Ticker               N/A
Net Assets   $20,468,695   Net Assets    $2,253,384
NAV                $8.89   NAV                $8.69

Outlook

We are hopeful that the stage is set for renewed growth in the remainder of 2003. It is important that investors continue to keep a long-term perspective. We have some very positive economic realities including low inflation as well as very accommodative monetary and fiscal policies. This economic foundation will provide a sound base for the future equity markets. Coupled with increases with corporate and consumer confidence, we should ultimately witness better earnings and prices for small-capitalization stocks.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                           Consumer
                       Small Cap        S&P SmallCap     Price
  Date                 Index Fund II    600 Index***     Index**
------------------------------------------------------------------------
  July 1, 2000          10,000          10,000          10,000
          2000           9,063           9,637          10,017
          2000           9,856          10,491          10,029
          2000           9,573          10,206          10,081
          2000           9,620          10,269          10,099
          2000           8,609           9,200          10,104
          2000           9,633          10,334          10,099
          2001           9,996          10,777          10,163
          2001           9,365          10,119          10,203
          2001           8,926           9,655          10,226
          2001           9,585          10,391          10,267
          2001           9,748          10,590          10,313
          2001          10,084          10,978          10,331
          2001           9,901          10,794          10,302
          2001           9,671          10,548          10,302
          2001           8,373           9,122          10,348
          2001           8,796           9,609          10,313
          2001           9,411          10,312          10,296
          2001          10,036          11,009          10,255
          2002          10,103          11,105          10,279
          2002           9,930          10,914          10,319
          2002          10,690          11,777          10,377
          2002          10,978          12,109          10,435
          2002          10,507          11,608          10,435
          2002           9,950          11,008          10,441
          2002           8,558           9,453          10,453
          2002           8,645           9,543          10,488
          2002           8,113           8,959          10,505
          2002           8,365           9,245          10,531
          2002           8,780           9,726          10,531
          2002           8,481           9,399          10,508
          2003           8,181           9,076          10,554
          2003           7,910           8,785          10,636
          2003           7,968           8,854          10,700
April 30, 2003         $ 8,597         $ 9,573         $10,676

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                (21.69)%             (3.29)%
with sales charge                   (25.97)%             (5.21)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                (22.29)%             (4.06)%
with sales charge                   (25.38)%             (5.07)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P SmallCap 600 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

The AAL Small Cap Value Fund

[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Christopher J. Serra is the portfolio manager of The AAL Small Cap Value Fund. Prior to becoming portfolio manager, he had served as the assistant portfolio manager for The AAL Small Cap Fund and as a senior equity analyst. He joined Thrivent Investment Management Inc., in 1998. He has a bachelor's degree in economics from Lawrence University and is a Chartered Financial Analyst.

Small-company value stocks fell prey to heightened volatility during the 12 months ended April 30, 2003, driving returns for The AAL Small Cap Value Fund lower. For the period, the Fund returned -19.38% in value, while its Lipper, Inc., peer group of small-capitalization value funds returned -18.28%. The Fund's market benchmark, the S&P 600/Barra Value Index, returned -25.20% over this same time.

Strong Performance in '03

Small-cap value stocks posted respectable returns early in the period, aided by a defensive market sentiment and the steady performance of energy and financial shares. Through June, the Fund benefited from the strong performance of its economically cyclical holdings in the consumer discretionary, industrial and financial sectors.

The third quarter of 2002 proved difficult for small-cap investors, however, with stocks of nearly every kind selling off in response to a variety of market maladies. During this time, the Fund lagged its peers, owing to an overweighting in technology shares coupled with disappointing individual stock selection. We were able to recoup some of these losses in the fourth quarter, though, as financial and consumer discretionary holdings advanced on the strength of resilient consumer spending.

War-related worries dragged the broader market lower through March before trading patterns reversed course in April. The Fund gained significant momentum through the second half of the reporting period, outperforming its benchmark by a wide margin. During this time, we took profits in interest-rate sensitive stocks and used the proceeds to increase our exposure to the energy and health care sectors. In addition, we were able to purchase a number of attractively valued retail names, which subsequently outperformed.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        20.9%
Consumer Discretionary            19.6%
Industrials                       17.8%
Information Technology            13.3%
Energy                             6.7%
Health Care                        6.4%
Utilities                          3.5%
Materials                          3.4%
Consumer Staples                   3.1%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.3%
Common Stocks                      94.7%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AALVX   Ticker             BBSVX   Ticker               N/A
Net Assets   $27,690,564   Net Assets    $2,913,691   Net Assets    $3,839,183
NAV                $9.33   NAV                $9.21   NAV                $9.47

Outlook

Many small companies have taken measures to strengthen their balance sheets over the past year, which should bode well for long-term earnings growth. With tensions in Iraq defusing and consumers still spending on homes and durable goods, we are cautiously optimistic about economic growth prospects in 2003. Nonetheless, pockets of economic weakness remain and many issuers are likely to delay investing in plant and equipment until they see evidence of sustainable growth.

Over the near-term, we anticipate making few structural adjustments to the Fund, but will continue to seek out attractively valued, high-quality stocks. As the year progresses, we will keep particularly close watch over the energy sector, where a dwindling supply of natural gas reserves could provide compelling investment opportunities. In addition, we believe an expanding economy should benefit small companies in economically cyclical industries. Regardless of market conditions, we believe careful research and prudent stock selection will be key to the Fund's long-term performance.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL         S&P SmallCap     Consumer
                       Small Cap       600/Barra        Price
  Date                 Value Fund      Value Index***   Index**
------------------------------------------------------------------------
 July 17, 2001          10,000          10,000          10,000
          2001           9,667          10,023           9,972
          2001           9,526           9,862           9,972
          2001           8,439           8,450          10,017
          2001           8,949           8,837           9,983
          2001           9,346           9,544           9,966
          2001          10,074          10,233           9,927
          2002          10,357          10,424           9,949
          2002          10,244          10,379           9,989
          2002          10,953          11,281          10,045
          2002          11,009          11,743          10,101
          2002          10,773          11,298          10,101
          2002          10,283          10,792          10,107
          2002           8,790           9,038          10,118
          2002           8,742           9,026          10,152
          2002           8,143           8,362          10,169
          2002           8,210           8,529          10,194
          2002           8,866           8,990          10,194
          2002           8,524           8,752          10,171
          2003           8,248           8,391          10,216
          2003           8,105           8,080          10,295
          2003           8,133           8,055          10,357
April 30, 2003         $ 8,875         $ 8,783         $10,334

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year           7/17/2001
----------------------------------------------------------------
without sales charge                 (19.38)%            (3.45)%
with sales charge                    (23.83)%            (6.45)%

                                                            From
                                                       Inception
Class B/2/                            1-Year           7/17/2001
----------------------------------------------------------------
without sales charge                 (20.00)%            (4.15)%
with sales charge                    (23.18)%            (6.30)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year           7/17/2001
----------------------------------------------------------------
Net Asset Value                      (18.59)%            (2.64)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P SmallCap 600/Barra Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    The S&P SmallCap 600/Barra Value Index is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600 Index that have low price-to-book ratios.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Stock Fund

[PHOTO OMITTED: MICHAEL R. HOCHHOLZER]

Michael R. Hochholzer manages The AAL Mid Cap Stock Fund. He joined Thrivent Investment Management Inc., in 1989. He is a graduate of the University of Wisconsin-Oshkosh and received his MBA from the University of Chicago. He is also a Chartered Financial Analyst.

Mid-cap core stocks lost ground during the 12 months ended April 30, 2003, but still managed to outperform their small-company counterparts. The AAL Mid Cap Stock Fund earned a -17.45% total return for the reporting period, while its Lipper, Inc., peer group of mid-cap core funds posted a -17.74% total return. The Fund's market benchmark, the S&P MidCap 400 Index, returned -17.51%.

War Concerns Dominate

Despite signs of economic recovery, concerns about corporate earnings and accounting irregularities conspired to drive mid-cap shares lower. In May and June, technology, energy and utility stocks slipped considerably, while smaller-company issues generally underperformed their larger counterparts.

The investment climate grew increasingly turbulent during the third quarter, as investors reacted to disappointing corporate earnings and lingering economic uncertainty. While the Fund's industrial and utility holdings disappointed, we were able to partially offset these losses through strong stock selection in other sectors. Among our financial picks, medium-sized commercial banks performed particularly well, while consumer-oriented software providers provided a boost to the Fund's technology allocation.

Following an volatile finish to 2002, mid-cap stocks trended lower through mid-March, as investors speculated on war-related developments. Stocks received a post-war bounce in April, with lower-tier technology and consumer discretionary issues reaping the lion's share of the month's gains. Over the second half of the reporting period, we systematically increased the quality of the Fund's holdings by leveraging the shrinking market capitalizations of larger, established issuers. These high-quality holdings did not fully participate in the rally late in the period, however, which put a damper on the Fund's overall returns.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        17.4%
Consumer Discretionary            16.1%
Health Care                       14.2%
Information Technology            12.7%
Industrials                       11.7%
Energy                             9.5%
Utilities                          7.3%
Materials                          3.6%
Consumer Staples                   3.6%
Telecommunication Services         0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.2%
Common Stocks                      96.8%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AASCX   Ticker             BBSCX   Ticker               N/A
Net Assets  $643,797,595   Net Assets   $22,796,360   Net Assets   $20,701,711
NAV               $10.74   NAV                $9.95   NAV               $11.06

Outlook

While the technology-fueled gains of recent months could be indicative of improved market conditions, the litmus test will come in mid-June when issuers come forward with earnings pre-announcements. As unbridled optimism gives way to economic reality, trading patterns could turn choppy. Nonetheless, many medium-sized companies have taken steps to clean up their balance sheets over the past year, which should bode well for future earnings.

With the exception of an underweighted position in consumer staples, we remain largely sector-neutral relative to our benchmarks. Should the economy demonstrate clearer signs of strength, we may consider taking on a more aggressive investment posture. Given current data, though, there is little reason to expect more than gradual economic firming over the coming year. As always, we will look to add value through strong stock selection by targeting strategically well-positioned companies with above-average growth prospects. Through changing market climates, we believe these types of companies will ultimately serve as leaders in their respective industries.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                          Consumer
                       Mid Cap         S&P MidCap       Price
  Date                 Stock Fund      400 Index**      Index***
------------------------------------------------------------------------
 June 30, 1993          10,000          10,000          10,000
          1993           9,346           9,981          10,000
          1993           9,771          10,393          10,028
          1993          10,234          10,503          10,048
          1993          10,111          10,537          10,090
          1993           9,790          10,304          10,097
          1993          10,263          10,782          10,097
          1994          10,593          11,033          10,125
          1994          10,622          10,876          10,159
          1994           9,866          10,373          10,194
          1994           9,809          10,450          10,208
          1994           9,261          10,351          10,215
          1994           8,467           9,994          10,249
          1994           8,505          10,333          10,277
          1994           9,299          10,874          10,319
          1994           9,365          10,671          10,346
          1994           9,781          10,788          10,353
          1994           9,431          10,301          10,367
          1994           9,771          10,396          10,367
          1995           9,374          10,504          10,409
          1995           9,856          11,055          10,450
          1995          10,348          11,247          10,485
          1995          10,319          11,473          10,519
          1995          10,452          11,749          10,540
          1995          11,453          12,228          10,561
          1995          12,616          12,866          10,561
          1995          12,540          13,104          10,589
          1995          13,315          13,421          10,609
          1995          13,532          13,076          10,644
          1995          14,090          13,647          10,637
          1995          14,118          13,613          10,630
          1996          14,080          13,810          10,693
          1996          14,751          14,280          10,727
          1996          14,865          14,451          10,783
          1996          16,159          14,892          10,824
          1996          16,764          15,094          10,845
          1996          15,706          14,867          10,852
          1996          13,844          13,861          10,873
          1996          14,799          14,661          10,893
          1996          15,583          15,300          10,928
          1996          14,780          15,344          10,963
          1996          15,555          16,209          10,983
          1996          15,353          16,227          10,983
          1997          15,907          16,836          11,018
          1997          15,364          16,698          11,053
          1997          14,234          15,986          11,080
          1997          14,369          16,400          11,094
          1997          15,907          17,834          11,087
          1997          16,585          18,335          11,101
          1997          17,659          20,151          11,115
          1997          17,693          20,126          11,136
          1997          18,993          21,283          11,163
          1997          18,078          20,357          11,191
          1997          17,987          20,659          11,184
          1997          18,122          21,460          11,170
          1998          17,697          21,052          11,191
          1998          18,985          22,796          11,212
          1998          19,773          23,824          11,233
          1998          19,923          24,259          11,253
          1998          18,760          23,167          11,274
          1998          19,123          23,314          11,288
          1998          17,934          22,410          11,302
          1998          13,970          18,238          11,316
          1998          15,058          19,941          11,330
          1998          16,021          21,723          11,357
          1998          16,909          22,807          11,357
          1998          18,498          25,563          11,350
          1999          18,445          24,568          11,378
          1999          17,399          23,281          11,392
          1999          17,862          23,932          11,427
          1999          18,406          25,819          11,510
          1999          19,095          25,931          11,510
          1999          20,155          27,320          11,510
          1999          19,916          26,739          11,544
          1999          19,240          25,823          11,572
          1999          18,816          25,025          11,627
          1999          19,558          26,301          11,648
          1999          20,367          27,681          11,655
          1999          21,888          29,326          11,655
          2000          20,936          28,501          11,683
          2000          23,177          30,495          11,752
          2000          24,101          33,047          11,849
          2000          23,429          31,893          11,856
          2000          23,107          31,495          11,863
          2000          24,563          31,958          11,932
          2000          24,395          32,463          11,953
          2000          27,364          36,087          11,967
          2000          27,574          35,840          12,029
          2000          26,384          34,625          12,050
          2000          23,443          32,011          12,057
          2000          26,271          34,460          12,050
          2001          26,033          35,227          12,126
          2001          24,395          33,217          12,175
          2001          22,331          30,747          12,202
          2001          25,128          34,139          12,251
          2001          25,367          34,935          12,306
          2001          25,053          34,793          12,327
          2001          23,635          34,275          12,292
          2001          22,270          33,154          12,292
          2001          19,503          29,030          12,348
          2001          20,274          30,314          12,306
          2001          21,097          32,569          12,285
          2001          21,954          34,251          12,237
          2002          21,569          34,074          12,265
          2002          21,482          34,116          12,313
          2002          22,917          36,554          12,382
          2002          22,777          36,383          12,452
          2002          22,567          35,770          12,452
          2002          20,834          33,152          12,458
          2002          18,943          29,940          12,472
          2002          18,891          30,091          12,514
          2002          17,525          27,668          12,535
          2002          18,313          28,866          12,566
          2002          19,153          30,534          12,566
          2002          18,453          29,280          12,538
          2003          18,050          28,425          12,594
          2003          17,770          27,748          12,691
          2003          17,805          27,981          12,767
April 30, 2003         $18,803         $30,011         $12,739

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         6/30/1993
----------------------------------------------------------------
without sales charge    (17.45)%        (1.15)%            7.24%
with sales charge       (22.00)%        (2.27)%            6.63%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge    (18.44)%        (2.28)%            2.25%
with sales charge       (21.70)%        (2.28)%            2.25%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value         (16.90)%        (0.62)%            1.81%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P MidCap 400 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Index Fund

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer is the portfolio manager for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund and The AAL Large Company Index Fund II. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

The AAL Mid Cap Index Fund provided a return of -17.68% for the 12-month period ended April 30, 2003. For the same time period, the S&P MidCap 400 Index provided a -17.51% return. The Lipper, Inc. mid cap core peer group provided return of -17.74%. The difference in returns between the Fund and the Index is primarily the result of Fund expenses and transaction costs.

Mid-cap stock prices were buffeted by investor's unease with both the state of the economic recovery and the geopolitical picture with terrorism threats and the outbreak of war with Iraq. The decline in equities was widespread across industry sectors as no economic sectors yielded positive returns. As has been the case for the past three years, the information technology sector continued to have the most negative impact on performance. The other areas that most hindered performance were the telecommunication services and basic materials sectors.

As an index fund, The AAL Mid Cap Index Fund does not make active allocation decisions based on our outlook for the market. The Fund is passively managed with the primary goal of replicating the S&P MidCap 400 Index -- purchasing all 400 securities in proportions, as close as practical, to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transactions, the small amount of cash held by the Fund, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create performance-tracking errors relative to the Index, thereby tying performance of the Fund as close to the Index as possible.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        19.8%
Consumer Discretionary            16.9%
Health Care                       13.0%
Industrials                       12.7%
Information Technology            11.7%
Energy                             6.8%
Utilities                          6.6%
Consumer Staples                   5.0%
Materials                          4.3%
Telecommunication Services         0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.6%
Common Stocks                      97.4%

Footnote reads:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

   Institutional Share
------------------------
Ticker             IIMIX
Net Assets   $20,762,250
NAV                $8.91

Outlook

Although we need to expect continuation of the volatile market conditions, we have seen many positive signs that indicate that the economic climate is changing. And barring any unforeseen shocks to our economy, the base is being built for an environment that will reward patient investors that have built a portfolio with the appropriate asset allocation and adequate diversification.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares

                       The AAL                             Consumer
                       Mid Cap           S&P MidCap        Price
  Date                 Index Fund        400 Index**       Index*
------------------------------------------------------------------------
December 31, 1999          10,000          10,000          10,000
             2000           9,730           9,718          10,024
             2000          10,480          10,398          10,083
             2000          11,320          11,269          10,166
             2000          10,900          10,875          10,172
             2000          10,760          10,740          10,178
             2000          10,940          10,897          10,238
             2000          11,090          11,069          10,255
             2000          12,320          12,305          10,267
             2000          12,220          12,221          10,321
             2000          11,780          11,807          10,339
             2000          10,880          10,915          10,345
             2000          11,729          11,751          10,339
             2001          11,943          12,012          10,404
             2001          11,279          11,327          10,446
             2001          10,433          10,485          10,469
             2001          11,568          11,641          10,511
             2001          11,836          11,912          10,559
             2001          11,776          11,864          10,576
             2001          11,603          11,687          10,547
             2001          11,224          11,305          10,547
             2001           9,849           9,899          10,594
             2001          10,271          10,337          10,559
             2001          11,029          11,106          10,541
             2001          11,588          11,679          10,499
             2002          11,523          11,619          10,523
             2002          11,534          11,633          10,564
             2002          12,354          12,465          10,624
             2002          12,289          12,406          10,683
             2002          12,081          12,197          10,683
             2002          11,195          11,304          10,689
             2002          10,127          10,209          10,701
             2002          10,171          10,261          10,737
             2002           9,368           9,434          10,755
             2002           9,764           9,843          10,781
             2002          10,314          10,412          10,781
             2002           9,901           9,984          10,758
             2003           9,594           9,693          10,805
             2003           9,367           9,462          10,888
             2003           9,435           9,541          10,954
   April 30, 2003         $10,116         $10,233         $10,930

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Institutional Class/2/               1-Year           12/31/1999
----------------------------------------------------------------
Net Asset Value                     (17.68)%               0.35%

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

**    An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Institutional Class shares have no sales loads and are for institutional shareholders only.

The AAL Mid Cap Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer is the portfolio manager for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund and The AAL Large Company Index Fund II. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

The AAL Mid Cap Index Fund II provided a return of -18.36% for the 12-month period ended April 30, 2003. For the same time period, the S&P MidCap 400 Index provided a -17.51% return. The Lipper, Inc. mid cap core peer group provided a return of -17.74%. The difference in returns between the Fund and the Index is primarily the result of Fund expenses and transaction costs.

Mid-cap stock prices were buffeted by investors' unease with both the state of the economic recovery and the geopolitical picture with terrorism threats and the outbreak of war with Iraq. The decline in equities was widespread across industry sectors as no economic sectors yielded positive returns. As has been the case for the past three years, the information technology sector continued to have the most negative impact on performance. The other areas that most hindered performance were the telecommunication services and basic materials sectors.

As an index fund, The AAL Mid Cap Index Fund II does not make active allocation decisions based on our outlook for the market. The Fund is passively managed with the primary goal of replicating the S&P MidCap 400 Index -- purchasing all 400 securities in proportions, as close as practical, to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transactions, the small amount of cash held by the Fund, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create performance-tracking errors relative to the Index, thereby tying performance of the Fund as close to the Index as possible.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        20.0%
Consumer Discretionary            16.9%
Health Care                       13.1%
Industrials                       12.8%
Information Technology            11.9%
Energy                             6.9%
Utilities                          6.7%
Consumer Staples                   5.0%
Materials                          4.4%
Telecommunication Services         0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.7%
Common Stocks                      98.3%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Mid Cap Index Fund II seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

        A Share                     B Share
------------------------   ------------------------
Ticker             AAMIX   Ticker             BMIFX
Net Assets   $29,006,273   Net Assets    $2,953,764
NAV                $8.65   NAV                $8.43

Outlook

Although we need to expect continuation of the volatile market conditions, we have seen many positive signs that indicate that the economic climate is changing. And barring any unforeseen shocks to our economy, the base is being built for an environment that will reward patient investors that have built a portfolio with the appropriate asset allocation and adequate diversification.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                     The AAL                            Consumer
                     Mid Cap         S&P MidCap         Price
  Date               Index Fund II   400 Index***       Index**
------------------------------------------------------------------------
  July 1, 2000          10,000          10,000          10,000
          2000           9,374           9,958          10,017
          2000          10,404          11,070          10,029
          2000          10,300          10,994          10,081
          2000           9,913          10,621          10,099
          2000           9,148           9,819          10,104
          2000           9,879          10,571          10,099
          2001          10,059          10,806          10,163
          2001           9,471          10,189          10,203
          2001           8,760           9,432          10,226
          2001           9,708          10,472          10,267
          2001           9,926          10,716          10,313
          2001           9,869          10,673          10,331
          2001           9,698          10,514          10,302
          2001           9,376          10,170          10,302
          2001           8,219           8,905          10,348
          2001           8,561           9,299          10,313
          2001           9,177           9,990          10,296
          2001           9,646          10,507          10,255
          2002           9,579          10,452          10,279
          2002           9,579          10,465          10,319
          2002          10,254          11,213          10,377
          2002          10,188          11,161          10,435
          2002          10,007          10,972          10,435
          2002           9,275          10,169          10,441
          2002           8,371           9,184          10,453
          2002           8,409           9,230          10,488
          2002           7,724           8,487          10,505
          2002           8,047           8,855          10,531
          2002           8,504           9,366          10,531
          2002           8,144           8,982          10,508
          2003           7,904           8,719          10,554
          2003           7,712           8,512          10,636
          2003           7,769           8,583          10,700
April 30, 2003         $ 8,317         $ 9,206         $10,676

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                (18.36)%             (4.42)%
with sales charge                   (22.83)%             (6.31)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                (19.05)%             (5.28)%
with sales charge                   (22.26)%             (6.27)%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P MidCap 400 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    An unmanaged index comprised of 400 stocks designed to represent performance of the mid cap segment of the U.S. equity markets. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

The AAL International Fund

[PHOTO OMITTED: KATHLEEN HARRIS]

Oechsle International Advisors, LLC, the subadviser to The AAL International Fund, utilizes a team approach to managing the Fund. Kathleen Harris is the portfolio manager primarily responsible for managing The AAL International Fund. She is employed by Oechsle International Advisors, LLC. She received an MBA in finance from the University of Chicago Graduate School of Business and she is a Chartered Financial Analyst.

The long, slow march to war in Iraq took its toll on international equity markets in the 12-month period ending April 30, 2003. The combination of rising oil prices, fears of slowing economic activity, strained diplomatic relations between long-time allies and dithering rather than decisiveness sapped investor confidence, causing a broad-based decline in the markets. And if geopolitical issues were not enough for battered investors, a serious infectious disease in the form of SARS began to have a serious impact on commerce and travel in Asia. In this fragile environment, The AAL International Fund recorded a -22.17% total return while the Fund's Lipper, Inc. peer group of similar international stock funds posted a -18.26% total return. The MSCI EAFE Index, the Fund's unmanaged index benchmark, finished the reporting period with a -16.27% total return.

Europe and Asia Weak

The European Financial sector fell victim to market panics during the period, being hit particularly hard in the second and third quarters of 2002. Concerns raised when regulators forced banks and insurance companies to sell equities to raise capital burgeoned into repeated rumors of the demise of the European financial system and drove stocks of the major competitors down precipitously. A handful of Fund holdings were caught in the crossfire which detracted from performance. Importantly, though, these stocks were strong performers late in March when markets began to behave better and continued to advance in the more constructive environment of April. While these stocks did not make an auspicious debut in the Fund, they have begun to fulfill our expectations for them when we introduced them to your Fund and we expect them to add significant value over the long term.

Your Fund's investments in Asia also reflect the short-term difficulties of investing amid the geopolitical turmoil of the moment. Emerging markets generally added to performance compared to developed markets, but most of the Fund's emerging market exposure is in South Korea. As long-term investors, we are very comfortable with this stance. We believe that the economic and market advances in South Korea make it a likely candidate for inclusion in developed market indices in the next year to eighteen months. During the period, the coalition war with Iraq and the U.S. rhetorical battle with North Korea spooked international investors and the Fund's holdings in the region suffered accordingly. We are confident, however, that this underperformance stems from short-term nervousness over a political issue that will be resolved peacefully. We also note that some of the world's best global competitors, such as Samsung Electronics, call South Korea home and sell at single-digit price/earnings ratios. This is an extraordinary combination of quality and value. We are equally confident that this diplomatic dance does nothing to undermine the long-term value of these investments.

[GRAPHIC OMITTED: TOP COUNTRIES]

Top Countries

United Kingdom                    26.9%
Japan                             15.7%
France                            14.9%
Italy                             11.2%
Netherlands                        7.5%
South Korea                        3.5%
Spain                              3.4%
Sweden                             2.7%
Hong Kong                          2.3%
Switzerland                        2.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.0%
Common Stocks                      98.0%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AAITX   Ticker             BBITX   Ticker               N/A
Net Assets  $126,478,545   Net Assets    $6,381,082   Net Assets    $2,836,541
NAV                $6.68   NAV                $6.52   NAV                $6.73

Outlook

We have believed for some time that the markets were ignoring fundamental evidence that economies and earnings prospects were improving. This was perhaps logical in light of the political, military and medical challenges that the global community has had to face. Our job, however, is to continue to focus on earnings potential a year or two down the road and anticipate what investors will reward when they return their gaze to the more fundamental earnings picture. This market will be no exception because in the long run it is earnings that drive equity prices. And on that front, we believe that macroeconomic and corporate fundamentals are improving. We believe that markets will focus on those fundamentals and respond with growing enthusiasm as the future begins to look both clearer and brighter. And we are convinced that when markets examine fundamental earnings prospects, investors will find particular appeal in the stocks that we have assembled in the Fund.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                         Consumer
                       International   MSCI EAFE        Price
  Date                 Fund            Index***         Index**
------------------------------------------------------------------------
August 1, 1995          10,000          10,000          10,000
          1995           9,469           9,619          10,026
          1995           9,431           9,806          10,046
          1995           9,412           9,543          10,079
          1995           9,412           9,808          10,072
          1995           9,586          10,203          10,066
          1996           9,994          10,245          10,125
          1996           9,956          10,280          10,157
          1996          10,107          10,498          10,210
          1996          10,496          10,804          10,249
          1996          10,439          10,605          10,269
          1996          10,486          10,664          10,275
          1996          10,136          10,353          10,295
          1996          10,164          10,375          10,315
          1996          10,354          10,651          10,348
          1996          10,448          10,542          10,380
          1996          10,818          10,961          10,400
          1996          10,757          10,820          10,400
          1997          10,953          10,442          10,433
          1997          11,198          10,613          10,466
          1997          11,179          10,651          10,492
          1997          11,159          10,708          10,505
          1997          11,669          11,404          10,498
          1997          12,023          12,033          10,511
          1997          12,101          12,228          10,525
          1997          11,709          11,315          10,544
          1997          11,875          11,949          10,571
          1997          11,198          11,030          10,597
          1997          11,012          10,918          10,590
          1997          10,861          11,013          10,577
          1998          11,151          11,517          10,597
          1998          11,549          12,255          10,616
          1998          11,903          12,633          10,636
          1998          11,978          12,733          10,656
          1998          12,097          12,671          10,675
          1998          11,946          12,767          10,689
          1998          11,828          12,896          10,702
          1998          10,807          11,299          10,715
          1998          10,453          10,952          10,728
          1998          11,001          12,094          10,754
          1998          11,592          12,714          10,754
          1998          12,063          13,215          10,748
          1999          12,570          13,176          10,774
          1999          12,142          12,862          10,787
          1999          12,333          13,399          10,820
          1999          12,795          13,942          10,898
          1999          12,356          13,224          10,898
          1999          12,717          13,739          10,898
          1999          13,066          14,148          10,931
          1999          13,438          14,199          10,957
          1999          13,652          14,342          11,010
          1999          14,160          14,880          11,030
          1999          14,937          15,397          11,036
          1999          16,847          16,778          11,036
          2000          16,215          15,712          11,062
          2000          17,388          16,135          11,128
          2000          17,332          16,761          11,220
          2000          15,854          15,879          11,226
          2000          15,325          15,491          11,233
          2000          16,057          16,097          11,298
          2000          15,415          15,422          11,318
          2000          15,708          15,556          11,331
          2000          14,772          14,798          11,390
          2000          14,219          14,449          11,410
          2000          13,475          13,907          11,416
          2000          13,793          14,401          11,410
          2001          13,935          14,394          11,482
          2001          12,687          13,315          11,528
          2001          11,722          12,427          11,554
          2001          12,428          13,291          11,600
          2001          11,887          12,822          11,652
          2001          11,392          12,297          11,672
          2001          11,110          12,074          11,639
          2001          10,569          11,768          11,639
          2001           9,380          10,576          11,692
          2001           9,604          10,847          11,652
          2001          10,086          11,246          11,633
          2001          10,163          11,313          11,587
          2002           9,638          10,712          11,613
          2002           9,853          10,787          11,659
          2002          10,306          11,371          11,725
          2002          10,282          11,446          11,790
          2002          10,259          11,602          11,790
          2002           9,841          11,121          11,797
          2002           8,803          12,227          11,810
          2002           8,684          12,169          11,849
          2002           7,777          10,845          11,869
          2002           8,243          11,429          11,899
          2002           8,493          11,948          11,899
          2002           8,135          11,546          11,872
          2003           7,727          11,064          11,925
          2003           7,548          10,810          12,017
          2003           7,284          10,598          12,089
April 30, 2003         $ 8,003         $11,636         $12,063

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          8/1/1995
----------------------------------------------------------------
without sales charge    (22.17)%       (7.75)%           (2.12)%
with sales charge       (26.44)%       (8.79)%           (2.83)%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge    (23.29)%       (8.80)%           (5.41)%
with sales charge       (26.36)%       (8.80)%           (5.41)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value         (21.45)%       (7.09)%           (5.48)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the MSCI EAFE Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***   The MSCI EAFE Index[Registered Trademark] is an unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Capital Growth Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz is the portfolio manager for The AAL Capital Growth Fund. He is also co-manager of The AAL Balanced Fund. Mr. Plautz has 21 years of investment industry experience, and is a graduate of the University of Wisconsin, where he earned his master's degree in finance.

Large-company growth stocks delivered weak performance during the 12 months ended April 30, 2003, hampered by war-related jitters and sluggish economic growth. The AAL Capital Growth Fund ended the reporting period with a -14.66% total return, while its Lipper, Inc., peer group of large-capitalization core funds posted a -14.99% total return. The Fund's market benchmark, the large-company S&P 500 Index, returned -13.31% over this time.

Media Stocks Outperform

Large-capitalization stocks traded lower early in the period, with utility and energy issues sustaining particularly heavy losses in May and June. Both growth and value issues came under pressure during the third quarter, owing to corporate governance concerns and diminished earnings expectations. Within the technology sector, shares of computer equipment and semiconductor manufacturers remained weak, while firms less dependent on capital spending saw modest gains.

During the first half of the period, we were able to shore up the Fund's relative performance by underweighting the worst-performing energy and utility issues, while keeping the Fund broadly diversified. Although a number of health-care and financial holdings disappointed through the third quarter, we were able to maintain the Fund's competitive position by focusing on larger-capitalization names, which generally outpaced their smaller counterparts.

During the second half of the reporting period, the Fund's media and cable holdings were star performers, led by industry giants Comcast, Cox Communications and Liberty Media. At the same time, energy stocks performed respectably, with valuations spiking in February. War concerns weighed down equity returns through the first quarter of 2003, before renewed optimism sparked a rally in April.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary            20.9%
Financials                        19.2%
Health Care                       13.4%
Information Technology            12.7%
Energy                            11.8%
Consumer Staples                  10.0%
Industrials                        8.1%
Telecommunication Services         1.8%
Utilities                          0.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.4%
Common Stocks                      98.6%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

        A Share                     B Share              Institutional Share
-------------------------   ------------------------   ------------------------
Ticker              AALGX   Ticker             BBLGX   Ticker             IILGX
Net Assets $2,598,205,110   Net Assets   $81,186,872   Net Assets   $68,179,098
NAV                $25.39   NAV               $24.19   NAV               $25.46

Outlook

Over the coming months, we expect to see the economy grow at a moderate pace and profits to improve at the margin, providing a constructive backdrop for large-company stocks. With interest rates low and $350 billion in tax cuts on the way, it would appear that the major policy levers have been pulled. As such, we expect little in the way of additional stimulus initiatives in the next year. Nonetheless, a number of impediments to economic growth remain, including a lack of pricing power and excess industrial capacity.

Going forward, we will continue to overweight energy stocks, with a particular emphasis on natural gas providers, which are in a unique position given low inventories and strong demand. In addition, we believe our media and cable holdings will provide added value, due to the superior pricing power of the major players in this industry. We expect to remain market-neutral in most other respects, but will continue to make structural adjustments as conditions warrant.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                         Consumer
                       Capital         S&P 500         Price
  Date                 Growth Fund     Index**         Index***
------------------------------------------------------------------------
April 30, 1993          10,000          10,000          10,000
          1993           9,597          10,268          10,014
          1993           9,565          10,298          10,028
          1993           9,483          10,256          10,028
          1993           9,753          10,645          10,056
          1993           9,643          10,564          10,076
          1993           9,882          10,782          10,118
          1993           9,791          10,679          10,125
          1993           9,867          10,809          10,125
          1994           9,939          11,176          10,153
          1994           9,684          10,873          10,188
          1994           9,319          10,399          10,222
          1994           9,450          10,532          10,236
          1994           9,463          10,705          10,243
          1994           9,256          10,442          10,278
          1994           9,480          10,785          10,306
          1994           9,751          11,228          10,347
          1994           9,619          10,953          10,375
          1994           9,856          11,199          10,382
          1994           9,559          10,791          10,396
          1994           9,731          10,951          10,396
          1995           9,974          11,235          10,438
          1995          10,301          11,673          10,479
          1995          10,481          12,018          10,514
          1995          10,808          12,372          10,549
          1995          11,183          12,866          10,569
          1995          11,327          13,165          10,590
          1995          11,711          13,601          10,590
          1995          11,662          13,636          10,618
          1995          12,215          14,211          10,639
          1995          12,152          14,160          10,674
          1995          12,607          14,782          10,667
          1995          12,747          15,067          10,660
          1996          13,276          15,580          10,722
          1996          13,298          15,724          10,757
          1996          13,276          15,875          10,813
          1996          13,602          16,109          10,854
          1996          13,898          16,525          10,875
          1996          13,887          16,588          10,882
          1996          13,262          15,855          10,903
          1996          13,538          16,189          10,924
          1996          14,506          17,100          10,958
          1996          14,680          17,572          10,993
          1996          15,843          18,900          11,014
          1996          15,558          18,526          11,014
          1997          16,565          19,683          11,049
          1997          16,397          19,838          11,083
          1997          15,612          19,023          11,111
          1997          16,397          20,158          11,125
          1997          17,495          21,386          11,118
          1997          18,286          22,344          11,132
          1997          19,609          24,121          11,146
          1997          18,646          22,770          11,167
          1997          19,456          24,017          11,194
          1997          19,242          23,215          11,222
          1997          20,121          24,290          11,215
          1997          20,781          24,707          11,201
          1998          20,837          24,980          11,222
          1998          22,483          26,782          11,243
          1998          23,419          28,153          11,264
          1998          23,690          28,436          11,285
          1998          22,995          27,948          11,306
          1998          24,450          29,083          11,319
          1998          24,130          28,773          11,333
          1998          20,465          24,613          11,347
          1998          21,849          26,190          11,361
          1998          23,562          28,320          11,389
          1998          24,883          30,036          11,389
          1998          26,639          31,767          11,382
          1999          27,941          33,096          11,410
          1999          27,363          32,067          11,424
          1999          28,340          33,350          11,458
          1999          29,186          34,642          11,542
          1999          28,657          33,824          11,542
          1999          30,178          35,701          11,542
          1999          29,421          34,586          11,576
          1999          28,696          34,415          11,604
          1999          28,395          33,472          11,660
          1999          30,341          35,590          11,681
          1999          31,033          36,314          11,688
          1999          32,662          38,452          11,688
          2000          30,996          36,521          11,715
          2000          29,982          35,829          11,785
          2000          32,811          39,334          11,882
          2000          31,895          38,151          11,889
          2000          31,936          37,368          11,896
          2000          32,864          38,289          11,965
          2000          32,269          37,691          11,986
          2000          33,665          40,032          12,000
          2000          32,368          37,918          12,063
          2000          32,954          37,758          12,083
          2000          31,492          34,781          12,090
          2000          32,306          34,951          12,083
          2000          32,069          36,191          12,160
          2001          30,472          32,891          12,208
          2001          28,962          30,808          12,236
          2001          30,559          33,202          12,285
          2001          30,305          33,424          12,340
          2001          29,236          32,611          12,361
          2001          28,654          32,290          12,326
          2001          26,847          30,268          12,326
          2001          25,014          27,824          12,382
          2001          25,737          28,355          12,340
          2001          27,376          30,530          12,319
          2001          27,798          30,797          12,271
          2002          27,375          30,348          12,299
          2002          26,846          29,763          12,347
          2002          27,851          30,882          12,417
          2002          26,325          29,010          12,486
          2002          26,175          28,796          12,486
          2002          24,175          26,745          12,493
          2002          22,295          24,660          12,507
          2002          22,383          24,823          12,549
          2002          19,893          22,127          12,569
          2002          21,738          24,073          12,601
          2002          22,648          25,489          12,601
          2002          21,474          23,992          12,573
          2003          21,058          23,365          12,629
          2000          20,828          23,014          12,726
          2003          21,005          23,237          12,802
April 30, 2003         $22,465         $25,150         $12,775

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge    (14.66)%        (1.06)%            9.05%
with sales charge       (19.36)%        (2.17)%            8.43%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge    (15.63)%        (2.08)%            4.96%
with sales charge       (19.00)%        (2.08)%            4.96%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value         (14.24)%        (0.67)%            2.26%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500[Registered Trademark]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Large Company Index Fund

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer is the portfolio manager for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund and The AAL Large Company Index Fund II. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

For the 12-month period ended April 30, 2003, The AAL Large Company Index Fund returned -13.36% versus a return for the S&P 500 Index of -13.31% over this time period. The Fund's Lipper, Inc. S&P 500 Index objective peer group returned -14.99%. Returns to the Fund before investment expenses were modestly ahead of the benchmark. The Fund's investment objective is to provide returns approximating that of the S&P 500 Index, after fees and expenses. We were successful in achieving that objective.

Over the past 12 months, we have witnessed a struggle between cyclical forces, investor anxiety and the magnitude of the economic recovery. Economic data prompted mixed signals as to the underlying strength of the economic recovery. The rally of the first quarter of 2003 was not sufficient to offset the losses suffered during the previous quarters. Within the S&P 500 Index, stocks in every economic sector showed negative returns for the twelve-month period. Information technology holdings suffered the deepest declines as most underlying segments posted sharp one-year losses. Consumer discretionary stocks also declined amidst concerns of a reduction in consumer confidence. The health-care sector weathered the year's malaise the best with returns of negative 10.30%.

The AAL Large Company Index Fund, as an Index fund, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to replicate the performance of the S&P 500 Index in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Generally, variances in performance relative to the Index are a function of fund expenses and transaction costs. It is our objective to minimize the impact of these variables on the Fund's returns.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        19.7%
Health Care                       14.3%
Information Technology            14.2%
Consumer Discretionary            13.6%
Industrials                       11.1%
Consumer Staples                   8.3%
Energy                             5.5%
Telecommunication Services         3.6%
Utilities                          2.7%
Materials                          2.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.4%
Common Stocks                      95.6%

Footnote reads:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Large Company Index Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

   Institutional Share
------------------------
Ticker             IILCX
Net Assets   $62,066,525
NAV                $6.31

Outlook

We continue to believe that there is a world of opportunity still available in the U.S. equity markets despite mixed economic news. The economy is still exhibiting signs of improvement and corporate profits have continued to gain momentum during 2003. As volatility within the overall equities market continues, large-cap companies will likely be in favor with investors seeking more stability. We appreciate your investment in The AAL Large Company Index Fund.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares

                           The AAL                         Consumer
                           Large Company    S&P 500        Price
  Date                     Index Fund       Index**        Index*
------------------------------------------------------------------------
December 31, 1999          10,000          10,000          10,000
             2000          10,470           9,498          10,024
             2000          10,283           9,318          10,083
             2000          11,283          10,229          10,166
             2000          10,931           9,922          10,172
             2000          10,701           9,718          10,178
             2000          10,975           9,958          10,238
             2000          10,811           9,802          10,255
             2000          11,481          10,411          10,267
             2000          10,876           9,861          10,321
             2000          10,822           9,819          10,339
             2000           9,965           9,045          10,345
             2000          10,012           9,089          10,339
             2001          10,356           9,412          10,404
             2001           9,402           8,554          10,446
             2001           8,815           8,012          10,469
             2001           9,491           8,634          10,511
             2001           9,547           8,692          10,559
             2001           9,325           8,481          10,576
             2001           9,225           8,397          10,547
             2001           8,649           7,872          10,547
             2001           7,950           7,236          10,594
             2001           8,072           7,374          10,559
             2001           8,682           7,940          10,541
             2001           8,750           8,009          10,499
             2002           8,627           7,892          10,523
             2002           8,460           7,740          10,564
             2002           8,773           8,031          10,624
             2002           8,237           7,544          10,683
             2002           8,181           7,489          10,683
             2002           7,601           6,955          10,689
             2002           7,020           6,413          10,701
             2002           7,065           6,455          10,737
             2002           6,306           5,754          10,755
             2002           6,853           6,260          10,781
             2002           7,243           6,629          10,781
             2002           6,820           6,239          10,758
             2003           6,639           6,076          10,805
             2003           6,537           5,985          10,888
             2003           6,582           6,043          10,954
   April 30, 2003         $ 7,136         $ 6,540         $10,930

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          12/31/1999
----------------------------------------------------------------
Net Asset Value                      (13.36)%           (12.15)%

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

**    An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500[Registered Trademark]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Institutional Class shares have no sales loads and are for institutional shareholders only.

The AAL Large Company Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer is the portfolio manager for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund and The AAL Large Company Index Fund II. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

For the 12-month period ended April 30, 2003, The AAL Large Company Index Fund II returned -13.58% versus a return for the S&P 500 Index of -13.31% over this time period. The Fund's Lipper, Inc. S&P 500 Index objective peer group returned -14.99%. Returns to the Fund before investment expenses were modestly ahead of the benchmark. The Fund's investment objective is to provide returns approximating that of the S&P 500 Index, after fees and expenses. We were successful in achieving that objective.

Over the past 12 months, we have witnessed a struggle between cyclical forces, investor anxiety and the magnitude of the economic recovery. Economic data prompted mixed signals as to the underlying strength of the economic recovery. The rally of the first quarter of 2003 was not sufficient to offset the losses suffered during the previous quarters. Within the S&P 500 Index, stocks in every economic sector showed negative returns for the twelve-month period. Information technology holdings suffered the deepest declines as most underlying segments posted sharp one-year losses. Consumer discretionary stocks also declined amidst concerns of a reduction in consumer confidence. The health-care sector weathered the year's malaise the best with returns of negative 10.30%.

The AAL Large Company Index Fund II, as an Index fund, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to replicate the performance of the S&P 500 Index in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Generally, variances in performance relative to the Index are a function of fund expenses and transaction costs. It is our objective to minimize the impact of these variables on the Fund's returns.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        19.9%
Health Care                       14.4%
Information Technology            14.3%
Consumer Discretionary            13.6%
Industrials                       11.2%
Consumer Staples                   8.3%
Energy                             5.6%
Telecommunication Services         3.6%
Utilities                          2.7%
Materials                          2.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.8%
Common Stocks                      96.2%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Large Company Index Fund II seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

        A Share                     B Share
------------------------   ------------------------
Ticker             AALCX   Ticker             BLCIX
Net Assets   $27,800,920   Net Assets    $3,357,905
NAV                $6.30   NAV                $6.15

Outlook

We continue to believe that there is a world of opportunity still available in the U.S. equity markets despite mixed economic news. The economy is still exhibiting signs of improvement and corporate profits have continued to gain momentum during 2003. As volatility within the overall equities market continues, large-cap companies will likely be in favor with investors seeking more stability. We appreciate your investment in The AAL Large Company Index Fund II.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL                          Consumer
                       Large Company     S&P 500        Price
  Date                 Index Fund II     Index***       Index**
------------------------------------------------------------------------
  July 1, 2000          10,000          10,000          10,000
          2000           9,270           9,743          10,017
          2000           9,828          10,348          10,029
          2000           9,299           9,802          10,081
          2000           9,223           9,761          10,099
          2000           8,477           8,991          10,104
          2000           8,514           9,035          10,099
          2001           8,779           9,356          10,163
          2001           7,966           8,503          10,203
          2001           7,456           7,964          10,226
          2001           8,023           8,583          10,267
          2001           8,061           8,640          10,313
          2001           7,853           8,430          10,331
          2001           7,768           8,347          10,302
          2001           7,277           7,825          10,302
          2001           6,691           7,193          10,348
          2001           6,804           7,330          10,313
          2001           7,305           7,892          10,296
          2001           7,362           7,961          10,255
          2002           7,248           7,845          10,279
          2002           7,106           7,694          10,319
          2002           7,362           7,983          10,377
          2002           6,917           7,499          10,435
          2002           6,851           7,444          10,435
          2002           6,360           6,914          10,441
          2002           5,878           6,375          10,453
          2002           5,916           6,417          10,488
          2002           5,283           5,720          10,505
          2002           5,736           6,223          10,531
          2002           6,057           6,589          10,531
          2002           5,703           6,202          10,508
          2003           5,551           6,040          10,554
          2003           5,466           5,949          10,636
          2003           5,494           6,007          10,700
April 30, 2003         $ 5,978         $ 6,501         $10,676

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                 (13.58)%           (14.97)%
with sales charge                    (18.37)%           (16.65)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                 (14.58)%           (15.81)%
with sales charge                    (18.00)%           (16.71)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500[Registered Trademark]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

The AAL Equity Income Fund

[PHOTO OMITTED: LEWIS A. BOHANNON]

Lewis A. Bohannon is the portfolio manager for The AAL Equity Income Fund. He has more than 22 years of experience in equity research. He holds a bachelor's degree in social psychology from Harvard University and master's degrees in special education and finance from Northeastern University and the University of Virginia, respectively. He is a Chartered Financial Analyst.

The market for large-company stocks remained volatile during the 12-month period ended April 30, 2003, with both growth and value stocks coming under selling pressure. Hurt by disappointing returns from a number of key holdings in October, The AAL Equity Income Fund returned -20.19% during the 12-month reporting period, while its Lipper, Inc., peer group of equity income funds returned -14.25%. The Fund's market benchmark, the S&P 500/Barra Value Index, posted a -14.62% return during this time.

Market Sentiment Shifts

The reporting period began on a positive note for equity income investors, with value stocks outperforming growth issues by a significant margin. Despite a challenging trading environment, the Fund's financial, retail and information technology picks held up well in May and June, boosting relative performance.

Market conditions deteriorated quickly in July, however, and equities sold off sharply through September. As volatility escalated, we assumed a defensive posture, steering clear of beleaguered telecommunications providers, while investing in higher-quality names. This approach, coupled with the strong performance of the Fund's consumer discretionary and financial holdings, led to competitive returns through the third quarter.

October proved to be an especially problematic month and accounted for a majority of the Fund's underperformance for the period. Much of the difficulty stemmed from a small number of defensive stocks and REITs, which sustained enough losses to pull the Fund's cumulative 12-month returns sharply lower.

The war in Iraq exercised considerable influence over the equity markets through the first quarter of 2003, with investors running on emotion rather than considering company fundamentals such as corporate profitability. During this time, we increased our position in economically cyclical stocks, while reducing our exposure to consumer staples and health-care issues. This strategy proved advantageous through mid-March, when investor sentiment underwent a rapid improvement in light of the quick resolution of the war. In late March and April, the Fund was negatively impacted by a market tilt toward lower-quality stocks.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        29.0%
Energy                            10.6%
Industrials                       10.5%
Consumer Discretionary            10.3%
Information Technology             8.0%
Health Care                        7.7%
Consumer Staples                   6.6%
Materials                          5.9%
Telecommunication Services         5.4%
Utilities                          4.1%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.9%
Common Stocks                      98.1%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AAUTX   Ticker             BBEIX   Ticker               N/A
Net Assets  $206,743,705   Net Assets    $8,102,333   Net Assets    $9,794,148
NAV               $10.18   NAV               $10.16   NAV               $10.20

Outlook

Despite the turbulence of the past 12 months, conditions are not altogether unfavorable for equity income investors. Value stocks typically flourish against a backdrop of slow and measured economic growth-the very pace at which the economy is currently expanding. Given low prevailing interest rates, recently enacted fiscal stimulus initiatives and a successful resolution to the war in Iraq, we believe there is reason for optimism.

With an eye toward minimizing risk, we have recently increased the number of names in the Fund by just under 50%. If the economy gains significant momentum, we may also enhance the economic sensitivity of the Fund by increasing our exposure to industrial and consumer discretionary stocks. Given the foreseeable conditions, however, we expect to remain primarily sector-neutral. As before, we plan to maintain our focus on larger-company names within consolidating industries, particularly those best-suited to benefit from an expanding economy.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                       The AAL        S&P              Consumer
                       Equity         500/Barra        Price
  Date                 Income Fund    Value Index**    Index***
------------------------------------------------------------------------
March 18, 1994          10,000          10,000          10,000
          1994           9,374           9,444          10,034
          1994           9,403           9,643          10,048
          1994           9,195           9,803          10,055
          1994           8,977           9,532          10,089
          1994           9,235           9,854          10,116
          1994           9,244          10,133          10,157
          1994           8,987           9,776          10,184
          1994           9,083           9,989          10,191
          1994           8,949           9,584          10,205
          1994           8,776           9,702          10,205
          1995           9,144           9,964          10,245
          1995           9,134          10,351          10,286
          1995           9,066          10,637          10,320
          1995           9,262          10,987          10,354
          1995           9,732          11,475          10,375
          1995           9,800          11,563          10,395
          1995           9,908          11,961          10,395
          1995           9,948          12,063          10,423
          1995          10,530          12,483          10,443
          1995          10,669          12,288          10,477
          1995          10,818          12,932          10,470
          1995          11,335          13,291          10,464
          1996          11,556          13,689          10,525
          1996          11,285          13,817          10,559
          1996          11,185          14,141          10,613
          1996          11,013          14,285          10,654
          1996          11,043          14,500          10,675
          1996          11,417          14,430          10,682
          1996          10,877          13,821          10,702
          1996          10,867          14,203          10,723
          1996          10,898          14,811          10,757
          1996          11,320          15,313          10,791
          1996          11,742          16,484          10,811
          1996          11,880          16,215          10,811
          1997          12,005          16,963          10,845
          1997          12,077          17,086          10,879
          1997          11,714          16,501          10,907
          1997          11,881          17,119          10,920
          1997          12,531          18,193          10,913
          1997          12,913          18,888          10,927
          1997          13,156          20,399          10,941
          1997          12,639          19,478          10,961
          1997          13,304          20,620          10,988
          1997          13,166          19,862          11,016
          1997          13,888          20,619          11,009
          1997          14,538          21,077          10,995
          1998          14,416          20,817          11,016
          1998          15,113          22,378          11,036
          1998          15,861          23,512          11,057
          1998          15,872          23,790          11,077
          1998          15,628          23,455          11,097
          1998          15,968          23,633          11,111
          1998          15,667          23,120          11,125
          1998          13,475          19,402          11,138
          1998          14,316          20,581          11,152
          1998          15,210          22,193          11,179
          1998          15,779          23,349          11,179
          1998          16,470          24,169          11,172
          1999          16,553          24,658          11,200
          1999          16,303          24,127          11,213
          1999          16,509          24,858          11,247
          1999          17,473          27,001          11,329
          1999          17,259          26,524          11,329
          1999          17,791          27,543          11,329
          1999          17,278          26,696          11,363
          1999          16,765          26,020          11,391
          1999          16,398          25,001          11,445
          1999          16,829          26,413          11,466
          1999          16,805          26,258          11,472
          1999          17,143          27,245          11,472
          2000          16,615          26,378          11,500
          2000          16,399          24,730          11,568
          2000          17,634          27,308          11,663
          2000          17,333          27,125          11,670
          2000          17,658          27,210          11,677
          2000          17,065          26,135          11,745
          2000          17,137          26,658          11,766
          2000          18,152          28,446          11,779
          2000          18,287          28,439          11,841
          2000          18,311          28,970          11,861
          2000          17,645          27,487          11,868
          2000          18,773          28,902          11,861
          2001          18,888          30,122          11,936
          2001          18,478          28,126          11,984
          2001          17,773          27,015          12,011
          2001          18,764          28,848          12,059
          2001          18,932          29,150          12,113
          2001          17,870          28,206          12,134
          2001          17,715          27,718          12,100
          2001          16,990          26,116          12,100
          2001          15,782          23,635          12,154
          2001          16,029          23,635          12,113
          2001          16,926          25,135          12,093
          2001          17,245          25,517          12,045
          2002          16,855          24,817          12,072
          2002          16,607          24,595          12,120
          2002          17,386          25,855          12,188
          2002          16,838          24,560          12,256
          2002          16,812          24,658          12,256
          2002          15,691          23,104          12,263
          2002          14,369          20,606          12,277
          2002          14,435          20,748          12,318
          2002          12,943          18,380          12,338
          2002          13,127          19,905          12,369
          2002          13,731          21,301          12,369
          2002          13,091          20,195          12,342
          2003          12,775          19,644          12,396
          2003          12,485          19,108          12,492
          2003          12,487          19,083          12,567
April 30, 2003         $13,438         $20,969         $12,540

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         3/18/1994
----------------------------------------------------------------
without sales charge    (20.19)%        (3.28)%            3.93%
with sales charge       (24.58)%        (4.36)%            3.29%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge    (21.01)%        (4.25)%            1.22%
with sales charge       (24.17)%        (4.25)%            1.22%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value         (19.70)%        (2.80)%          (0.86)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500/Barra Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    An unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500 Index. The S&P 500/Barra Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in either Index. The composition of the S&P 500/Barra Value Index serves as a better reflection of the Fund's current investment strategy than does the S&P 500.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Balanced Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz is the portfolio co-manager for The AAL Balanced Fund. He is also manager of The AAL Capital Growth Fund. Mr. Plautz has 21 years of investment industry experience and is a graduate of the University of Wisconsin, where he earned his master's degree in finance.

[PHOTO OMITTED: ALAN D. ONSTAD]

Alan D. Onstad is portfolio co-manager of The AAL Balanced Fund and The AAL Bond Fund. Mr. Onstad has been a portfolio manager with Thrivent Investment Management Inc., since 1995. He possesses a bachelor's degree in economics from Concordia College in Moorhead, Minnesota. He has earned the Chartered Financial Analyst designation.

Strong fixed-income returns helped balance weak equity performance in markets driven by uncertainty and weak economic growth for the 12-month period ended April 30, 2003. The AAL Balanced Fund posted a -4.90% total return edging its Lipper, Inc., peer group of similar hybrid funds which recorded a median total return of -6.58%.

Stocks Struggle, Surge at End

Large-company stocks continued a three-year trend by moving lower over the majority of the period. Utility and energy issues were particularly hard hit in May and June of 2002 owing to corporate governance and earnings woes. Within the technology sector, shares of computer equipment and semiconductor manufacturers remained unsure, while firms less dependent on capital spending saw modest gains.

During the first half of the period, we were able to shore up the Fund's relative performance by underweighting the worst-performing energy and utility issues, while keeping the Fund broadly diversified. Although a number of health care and financial holdings disappointed through the third quarter, we were able to maintain the Fund's competitive position by focusing on larger-capitalization names, which generally outpaced their smaller counterparts.

War concerns weighed down equity returns through the first quarter of 2003, before renewed optimism sparked a rally in April. During the second half of the reporting period, in the Fund's equity portion, media and cable holdings were star performers, led by industry giants Comcast, Cox Communications and Liberty Media.

Bonds Benefit from Shaky Economy

Investment-grade bond returns were mixed through much of the second quarter of 2002, with corporate issues and U.S. Treasury bonds both vying for market leadership. Over the ensuing months, corporate bonds underperformed as investors fled equities and higher-risk debt instruments for the safety of Treasuries, mortgage-backed bonds and agency credits. Gradually we trimmed the Fund's risk profile, which helped it outperform its peer group by a wide margin in August and September. As interest rates fell, we also took profits in mortgage- and asset-backed bonds -- investing the proceeds in government-chartered agencies like Fannie Mae and Freddie Mac.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financial                         19.8%
Consumer Discretionary            11.9%
Health Care                        7.6%
Mortgage-Backed Securities         7.4%
Information Technology             7.3%
Energy                             7.1%
Consumer Staples                   5.6%
Asset-Backed Securities            4.8%
Industrials                        4.0%
Commercial-Backed Securities       3.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              8.0%
Common Stocks                      56.4%
Long Term Investments              35.6%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AABFX   Ticker             BBBFX   Ticker             IBBFX
Net Assets  $260,818,423   Net Assets   $19,343,239   Net Assets  $107,816,645
NAV               $10.75   NAV               $10.70   NAV               $10.74

The first quarter of 2003 saw a sharp increase in equity volatility, which generally benefited bond holders. With interest rates low, demand for higher-yielding instruments picked up significantly, resulting in rising corporate bond prices and narrowing yield spreads. During this time, we were able to minimize risk by maintaining the Fund's relatively short duration, while simultaneously extracting yield from off-maturity corporate issues.

Outlook

Over the coming year we anticipate slow but steady growth, with a gradual return to better corporate profitability. In this prospective environment, we believe stocks and corporate bonds will perform relatively well. On the fixed-income side we will look to hold the Fund's shorter-than-average duration in a strategy to mitigate interest rate risk without sacrificing undue levels of yield.

The stock portion of the Fund will emphasize energy stocks and holdings in the cable and media sector -- both sector overweightings underscore our belief in the competitive advantages and superior pricing power the major players currently have. The Fund's mix of large-company stocks, high-quality bonds, and short-term money market instruments provides excellent overall diversification and is designed to withstand a wide variety of economic environments.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                      Lehman
                       Consumer                       Brothers        The AAL
                       Price           S&P 500        Aggregate       Balanced
  Date                 Index***        Index****      Bond Index**    Fund
------------------------------------------------------------------------------
December 29, 1997       10,000          10,000          10,000          10,000
             1997        9,450          10,180          10,008           9,988
             1998        9,507          10,293          10,136          10,006
             1998        9,932          11,035          10,129          10,025
             1998       10,175          11,599          10,164          10,043
             1998       10,241          11,716          10,217          10,062
             1998       10,099          11,515          10,314          10,080
             1998       10,502          11,982          10,401          10,093
             1998       10,426          11,855          10,423          10,105
             1998        9,569          10,143          10,593          10,118
             1998       10,024          10,793          10,841          10,130
             1998       10,416          11,670          10,783          10,155
             1998       10,722          12,377          10,845          10,155
             1998       11,155          13,090          10,877          10,149
             1999       11,481          13,637          10,955          10,173
             1999       11,270          13,213          10,764          10,186
             1999       11,519          13,742          10,823          10,217
             1999       11,721          14,274          10,858          10,291
             1999       11,548          13,937          10,762          10,291
             1999       11,829          14,710          10,728          10,291
             1999       11,655          14,251          10,683          10,322
             1999       11,499          14,180          10,677          10,347
             1999       11,489          13,792          10,801          10,396
             1999       11,908          14,664          10,841          10,415
             1999       12,065          14,963          10,840          10,421
             1999       12,378          15,844          10,788          10,421
             2000       12,024          15,048          10,753          10,446
             2000       11,877          14,763          10,883          10,508
             2000       12,489          16,207          11,026          10,594
             2000       12,281          15,720          10,994          10,601
             2000       12,271          15,397          10,989          10,607
             2000       12,552          15,777          11,218          10,669
             2000       12,482          15,530          11,320          10,687
             2000       12,811          16,494          11,484          10,700
             2000       12,592          15,624          11,556          10,755
             2000       12,743          15,558          11,633          10,774
             2000       12,522          14,331          11,823          10,780
             2000       12,788          14,401          12,042          10,774
             2001       12,808          14,912          12,239          10,842
             2001       12,525          13,552          12,346          10,885
             2001       12,295          12,694          12,408          10,910
             2001       12,662          13,680          12,356          10,954
             2001       12,621          13,772          12,431          11,003
             2001       12,381          13,437          12,478          11,022
             2001       12,371          13,305          12,757          10,991
             2001       12,011          12,472          12,903          10,991
             2001       11,654          11,465          13,053          11,040
             2001       11,933          11,683          13,326          11,003
             2001       12,316          12,579          13,143          10,985
             2001       12,402          12,690          13,059          10,941
             2002       12,319          12,505          13,165          10,966
             2002       12,194          12,263          13,292          11,009
             2002       12,361          12,725          13,071          11,071
             2002       12,027          11,953          13,325          11,133
             2002       12,027          11,865          13,438          11,133
             2002       11,536          11,020          13,554          11,139
             2002       11,053          10,161          13,718          11,152
             2002       11,148          10,228          13,949          11,189
             2002       10,504           9,117          14,175          11,207
             2002       11,011           9,919          14,110          11,235
             2002       11,264          10,502          14,106          11,235
             2002       10,993           9,886          14,398          11,211
             2003       10,877           9,627          14,411          11,260
             2003       10,877           9,482          14,610          11,347
             2003       10,927           9,574          14,598          11,415
   April 30, 2003      $11,438         $10,363         $14,719         $11,390

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year        12/29/1997
----------------------------------------------------------------
without sales charge    (4.90)%           2.23%            3.64%
with sales charge      (10.12)%           1.08%            2.55%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        12/29/1997
----------------------------------------------------------------
without sales charge     (5.68)%          1.34%            2.80%
with sales charge        (9.41)%          1.34%            2.80%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          (4.45)%          2.65%            4.00%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

****    An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500[Registered Trademark]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/     Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL High Yield Bond Fund

[PHOTO OMITTED: RAYMOND G. KENNEDY]

Raymond G. Kennedy, is the portfolio manager for The AAL High Yield Bond Fund. Mr. Kennedy is a managing director, portfolio manager and senior member of the Pacific Investment Management Company, LLC, (PIMCO) investment strategy group. He joined PIMCO in 1996 and has 15 years of investment management experience. He has earned the Chartered Financial Analyst designation.

The high yield market finished the 12-month period ended April 30, 2003, with a strong rebound, despite experiencing a high degree of volatility throughout the year. The AAL High Yield Bond Fund ended the period with a 10.59% total return while its Lipper. Inc. peer group of similar high yield bond funds posted a 6.95% total return for the period. The Fund's unmanaged benchmark, the Merrill Lynch US High Yield Cash Pay Index, registered a 7.86% total return.

Junk Bonds Return to Favor

The first half of the reporting period was marred by corporate accounting scandals, highlighted by the high profile bankruptcies of Adelphia and WorldCom, and resulted in a flight to quality during the summer of 2002 that sent high yield prices plummeting. The period of heightened uncertainty abated in the fall and the credit markets staged a strong rebound that continued into the first quarter of 2003. An improvement in corporate balance sheets, combined with strong cash flows into the asset class, drove the high yield market higher during the second half of the one-year period.

Default rates peaked in 2002 and began to fall significantly during the first quarter of 2003 as high yield issuers settled cash flow problems and corporate profitability began to improve. The Fund's exposure to BBB-rated issues added to performance as below investment-grade quality tiers underperformed, especially in the early part of the reporting period. An overweighted position in telecommunication and energy companies resulted in a positive impact to returns as their strong performance during the second half of the year outweighed their poor performance earlier in the year. Underweighting the utility sector detracted from returns, though, as this sector was one of the best performers during the latter half of the year. Avoiding consumer cyclicals and homebuilders was a slight positive for performance as these sectors did not fully participate in the strong market recovery. The Fund's modest exposure to emerging market sovereign debt added to positive results as fundamentals continued to improve for many developing countries.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications Services           27.7%
Utilities                         14.0%
Consumer Cyclical                  9.3%
Basic Materials                    8.5%
Energy                             8.4%
Consumer Non-Cyclical              8.2%
Capital Goods                      6.9%
Non-Corporate                      5.1%
Finance                            4.7%
Transportation                     1.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.3%
Long Term Fixed Income             95.7%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                 4.1%
Aa                  0.0%
A                   0.3%
Baa                13.0%
Ba                 32.1%
B                  42.2%
Caa                 6.7%
Ca                  0.0%
C                   0.3%
D                   1.3%
Not Rated           0.0%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds." The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AAHYX   Ticker             BBHYX   Ticker               N/A
Net Assets  $117,351,063   Net Assets    $5,957,527   Net Assets    $3,282,300
NAV                $6.27   NAV                $6.27   NAV                $6.27

Outlook

Improving credit fundamentals, a modest supply of new issuances and surging fund flows have bolstered the high yield market, keeping our outlook positive. The Fund plans on continuing to move to a more market neutral position, reducing exposure to investment-grade issues and increasing exposure to the broader high yield market. Nonetheless, we plan to continue maintaining an above benchmark average credit quality. An increased exposure to broadcasting and publishing is expected, as we believe these sectors will benefit from strong valuations and an improving advertisement market. An overweighting to the telecom sector, with an emphasis on large-cap fixed line and wireless carriers, should be maintained, as de-leveraging continues in this sector and valuations on wireless assets have likely reached a bottom. The Fund is expected to continue to overweight the cable and satellite sector since we believe many of the stronger companies will continue to produce stable cash flows and maintain significant barriers to entry for interested competitors. We remain positive on the energy sector because we anticipate a long-term persistence in high energy prices. We are negative on the metals/mining and textile sectors as we believe U.S. firms are not competitive relative to their lower-cost global rivals. The Fund will likely continue to avoid the home builders sector, as we believe housing starts are likely to fall. Finally, we will look to retain modest exposure to emerging market sovereign debt, as this sector offers attractive value relative to high yield corporate bonds.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                       Merrill Lynch
                       The AAL         High Yield       Consumer
                       High Yield      Cash Pay         Price
  Date                 Bond Fund       Index**          Index***
------------------------------------------------------------------------
January 8, 1997          10,000          10,000          10,000
           1997           9,593          10,108          10,032
           1997           9,819          10,250          10,063
           1997           9,553          10,136          10,088
           1997           9,694          10,251          10,101
           1997          10,002          10,458          10,095
           1997          10,129          10,617          10,107
           1997          10,396          10,872          10,120
           1997          10,399          10,853          10,139
           1997          10,643          11,033          10,164
           1997          10,629          11,106          10,189
           1997          10,722          11,211          10,183
           1997          10,814          11,317          10,170
           1998          10,985          11,486          10,189
           1998          11,066          11,533          10,208
           1998          11,142          11,633          10,227
           1998          11,160          11,688          10,246
           1998          11,161          11,769          10,265
           1998          11,170          11,828          10,277
           1998          11,187          11,895          10,290
           1998          10,351          11,382          10,303
           1998          10,303          11,405          10,315
           1998          10,070          11,217          10,340
           1998          10,602          11,728          10,340
           1998          10,571          11,732          10,334
           1999          10,675          11,848          10,359
           1999          10,519          11,758          10,372
           1999          10,558          11,859          10,404
           1999          10,718          12,044          10,479
           1999          10,533          11,961          10,479
           1999          10,511          11,938          10,479
           1999          10,500          11,956          10,511
           1999          10,347          11,835          10,536
           1999          10,150          11,789          10,586
           1999           9,910          11,720          10,605
           1999          10,037          11,854          10,612
           1999          10,174          11,917          10,612
           2000          10,112          11,857          10,637
           2000          10,136          11,868          10,700
           2000           9,963          11,702          10,788
           2000           9,963          11,706          10,794
           2000           9,791          11,577          10,801
           2000           9,977          11,775          10,864
           2000           9,895          11,860          10,883
           2000          10,008          12,005          10,895
           2000           9,834          11,935          10,952
           2000           9,641          11,585          10,971
           2000           9,362          11,222          10,977
           2000           9,723          11,465          10,971
           2001          10,179          12,149          11,040
           2001          10,215          12,340          11,085
           2001          10,012          12,177          11,110
           2001           9,882          12,044          11,154
           2001           9,941          12,276          11,204
           2001           9,626          12,023          11,223
           2001           9,786          12,210          11,192
           2001           9,828          12,328          11,192
           2001           9,308          11,537          11,242
           2001           9,591          11,877          11,204
           2001           9,799          12,263          11,185
           2001           9,762          12,176          11,141
           2002           9,799          12,244          11,166
           2002           9,680          12,127          11,211
           2002           9,772          12,415          11,274
           2002           9,857          12,612          11,337
           2002           9,766          12,544          11,337
           2002           9,215          11,649          11,343
           2002           8,720          11,189          11,356
           2002           9,096          11,468          11,393
           2002           8,856          11,292          11,412
           2002           8,908          11,197          11,441
           2002           9,526          11,867          11,441
           2002           9,683          12,048          11,416
           2003           9,942          12,395          11,466
           2003          10,101          12,554          11,554
           2003          10,327          12,880          11,624
 April 30, 2003         $10,901         $13,603         $11,599

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      10.59%        (0.47)%            2.12%
with sales charge          5.64%        (1.39)%            1.38%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge       9.61%        (1.20)%            1.54%
with sales charge          5.61%        (1.20)%            1.54%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value           10.88%        (0.17)%            0.45%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Consumer Price Index and the Merrill Lynch High Yield Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     An unmanaged index comprised of approximately 1,200 "cash-pay" high-yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard is the portfolio manager of The AAL Municipal Bond Fund. She joined Thrivent Investment Management Inc., in 1984 as an internal auditor and subsequently served as a securities analyst and senior securities analyst. She holds a bachelor's degree in economics from Stanford University and a master's degree in management from the J.L. Kellogg Graduate School of Management at Northwestern University.

The municipal bond market experienced strong gains in the 12-month period ended April 30, 2003. Against a backdrop of record supply highs in 2002 and the first quarter of 2003, The AAL Municipal Bond Fund performed largely in line with its peers, returning 7.38%. Its Lipper, Inc., peer group of funds returned 7.62% during the same period, while the Fund's unmanaged benchmark, the Lehman Brother's Municipal Bond Index, returned 8.50%.

Municipal Bond Values Reaffirmed

It's difficult to discern how dramatically the buildup to the war in Iraq slowed an economy that was already mired in weak growth. Its effect on the markets, however, was obvious: Paralyzed by uncertainty, consumers and businesses postponed much spending. During this period, President Bush also introduced an initial tax policy proposal with potentially far-reaching ramifications for bonds. The proposal's call for dividend tax exemptions left many to speculate that demand for municipal bonds would wane in favor of more attractive tax-exempt equities. As a result, municipal bonds were attractive in relation to Treasury securities for much of the six-month period.

The Fund's performance, consistent with that of its peer groups, can be attributed to its neutral duration and the performance of key sectors, most notably the hospital sector which drew a strong return. At the same time, the Fund was underweighted in housing bonds making it nearly immune from the adverse affects of mortgage prepayments brought on by the country's refinancing craze. Being a high-quality fund, with only a modest level of credit risk, the fact that interest rates have remained within a relatively stable range has had a somewhat negative effect on performance.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                52.4%
Aa                 15.7%
A                  16.1%
Baa                15.8%
Ba                  0.0%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.0%
Long Term Fixed Income             95.0%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AAMBX   Ticker               N/A   Ticker               N/A
Net Assets  $671,624,636   Net Assets   $12,346,247   Net Assets    $3,416,888
NAV               $11.52   NAV               $11.52   NAV               $11.52

Outlook

The tax plan that eventually emerged from Congress lowered the tax rates on dividends but did not exempt them completely. Demand for municipal bonds, therefore, should remain strong. Supply should also keep pace as rates remain low and municipalities are faced with widespread budget deficits. The record-breaking supply of municipal bonds which began in 2002 also carried over into the first quarter of 2003.

The Fund will continue to look for opportunities within a relative value framework and to be tax conscious with regard to capital gains. It will also not waiver from its insistence on high portfolio liquidity. While we do not know the day they will arrive, we are preparing for higher interest rates. There appear to be enough stimuli in the economy to initiate a recovery. How fast and how soon that recovery happens is clearly the question.

Nonetheless, investors' confidence should be buoyed by the fact that the Fund has maintained pace with the market during this period of remarkably low interest rates. Outperforming when interest rates are low can be an indicator that the Fund has taken on too much risk -- trying to flip the switch at the precise moment necessary to avoid a significant decline. As a high-quality investment, The AAL Municipal Bond Fund takes on only modest risk, yet is structured -- and poised -- to remain quite competitive as interest rates rise.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                       Lehman
                       The AAL         Municipal       Consumer
                       Municipal       Bond            Price
  Date                 Bond Fund       Index**         Index***
------------------------------------------------------------------------
April 30, 1993          10,000          10,000          10,000
          1993           9,550          10,056          10,014
          1993           9,775          10,224          10,028
          1993           9,749          10,237          10,028
          1993           9,889          10,451          10,056
          1993          10,097          10,570          10,076
          1993          10,106          10,590          10,118
          1993           9,955          10,497          10,125
          1993          10,235          10,718          10,125
          1994          10,307          10,841          10,153
          1994          10,018          10,560          10,188
          1994           9,696          10,130          10,222
          1994           9,650          10,216          10,236
          1994           9,668          10,304          10,243
          1994           9,716          10,241          10,278
          1994           9,845          10,429          10,306
          1994           9,836          10,465          10,347
          1994           9,753          10,312          10,375
          1994           9,556          10,128          10,382
          1994           9,331           9,945          10,396
          1994           9,653          10,164          10,396
          1995           9,844          10,455          10,438
          1995          10,130          10,759          10,479
          1995          10,305          10,882          10,514
          1995          10,324          10,895          10,549
          1995          10,575          11,243          10,569
          1995          10,577          11,145          10,590
          1995          10,638          11,250          10,590
          1995          10,738          11,393          10,618
          1995          10,798          11,465          10,639
          1995          11,001          11,632          10,674
          1995          11,252          11,825          10,667
          1995          11,414          11,938          10,660
          1996          11,461          12,028          10,722
          1996          11,404          11,947          10,757
          1996          11,232          11,795          10,813
          1996          11,166          11,761          10,854
          1996          11,180          11,757          10,875
          1996          11,292          11,885          10,882
          1996          11,401          11,992          10,903
          1996          11,372          11,990          10,924
          1996          11,595          12,157          10,958
          1996          11,734          12,295          10,993
          1996          12,010          12,520          11,014
          1996          11,914          12,467          11,014
          1997          11,897          12,491          11,049
          1997          12,019          12,605          11,083
          1997          11,807          12,437          11,111
          1997          11,908          12,541          11,125
          1997          12,106          12,730          11,118
          1997          12,254          12,866          11,132
          1997          12,708          13,222          11,146
          1997          12,499          13,098          11,167
          1997          12,706          13,254          11,194
          1997          12,787          13,339          11,222
          1997          12,876          13,417          11,215
          1997          13,146          13,613          11,201
          1998          13,295          13,753          11,222
          1998          13,265          13,758          11,243
          1998          13,247          13,770          11,264
          1998          13,158          13,708          11,285
          1998          13,425          13,925          11,306
          1998          13,478          13,980          11,319
          1998          13,482          14,015          11,333
          1998          13,732          14,231          11,347
          1998          13,947          14,408          11,361
          1998          13,855          14,408          11,389
          1998          13,908          14,459          11,389
          1998          13,932          14,495          11,382
          1999          14,113          14,667          11,410
          1999          13,994          14,603          11,424
          1999          14,025          14,624          11,458
          1999          14,053          14,660          11,542
          1999          13,929          14,575          11,542
          1999          13,680          14,365          11,542
          1999          13,681          14,418          11,576
          1999          13,439          14,302          11,604
          1999          13,406          14,308          11,660
          1999          13,146          14,153          11,681
          1999          13,321          14,304          11,688
          1999          13,147          14,197          11,688
          2000          13,038          14,135          11,715
          2000          13,233          14,299          11,785
          2000          13,598          14,612          11,882
          2000          13,474          14,526          11,889
          2000          13,357          14,450          11,896
          2000          13,751          14,833          11,965
          2000          13,940          15,039          11,986
          2000          14,169          15,271          12,000
          2000          14,096          15,192          12,063
          2000          14,263          15,357          12,083
          2000          14,390          15,474          12,090
          2000          14,726          15,856          12,083
          2001          14,843          16,013          12,160
          2001          14,892          16,064          12,208
          2001          15,032          16,208          12,236
          2001          14,867          16,032          12,285
          2001          15,037          16,205          12,340
          2001          15,166          16,313          12,361
          2001          15,422          16,555          12,326
          2001          15,746          16,828          12,326
          2001          15,680          16,771          12,382
          2001          15,886          16,971          12,340
          2001          15,739          16,828          12,319
          2001          15,551          16,669          12,271
          2002          15,809          16,958          12,299
          2002          16,010          17,162          12,347
          2002          15,684          16,826          12,417
          2002          15,948          17,155          12,486
          2002          16,035          17,259          12,486
          2002          16,204          17,441          12,493
          2002          16,411          17,666          12,507
          2002          16,584          17,878          12,549
          2002          16,935          18,270          12,569
          2002          16,577          17,967          12,601
          2002          16,520          17,892          12,601
          2002          16,863          18,270          12,573
          2003          16,793          18,224          12,629
          2003          17,061          18,479          12,726
          2003          17,033          18,490          12,802
April 30, 2003         $17,051         $18,612         $12,775

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge       7.38%          5.41%            5.97%
with sales charge          2.53%          4.44%            5.48%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge       6.65%          4.56%            5.31%
with sales charge          2.65%          4.56%            5.31%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value            7.81%          5.73%            5.39%

*     As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Consumer Price Index and the Lehman Municipal Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     An unmanaged broad-based index that provides a performance indicator of the overall municipal bond market. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Bond Fund

[PHOTO OMITTED: ALAN D. ONSTAD]

Alan D. Onstad is porfolio co-manager of The AAL Bond Fund. He also co-manages The AAL Balanced Fund. He possesses a bachelor's degree in economics from Concordia College in Moorhead, Minnesota. He has earned the Chartered Financial Analyst designation.

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville is the porfolio co-manager of The AAL Bond Fund. He began his employment with Thrivent Investment Management Inc., in 1983 as a securities analyst, before becoming an associate portfolio manager. He earned both his B.S. degree in business administration, as well as his M.B.A. degree, from the University of Minnesota. He is a Chartered Financial Analyst and a Certified Public Accountant.

Investment-grade bond investors reaped healthy gains during the 12-month period ended April 30, 2003, aided by low interest rates and continued stock market volatility. For the reporting period, The AAL Bond Fund generated a 9.79% total return, outpacing its Lipper, Inc., peer group of intermediate investment-grade debt funds, which gained a median of 9.53%. The Fund's market benchmark, the Lehman Brothers Aggregate Bond Index, returned 10.46% over this time.

Increased Demand for Yield

Investment-grade bond returns were mixed through much of the second quarter of 2002, with corporate issues and U.S. Treasury bonds both vying for market leadership. Over the ensuing months, corporate bonds underperformed as investors fled equities and higher-risk debt instruments for the safety of Treasuries, mortgage-backed bonds and government agency credits.

Our strategy of overweighting corporates contributed positively to relative performance early in the period, but worked to our disadvantage in June and July, when investors showed an increasing aversion to risk. Gradually we trimmed the Fund's risk profile, which helped it outperform its peer group by a wide margin in August and September. As interest rates fell, we also took profits in mortgage- and asset-backed bonds by investing the proceeds in government-chartered agencies like Fannie Mae and Freddie Mac.

The first quarter of 2003 saw a sharp increase in equity volatility, which generally benefited bond holders. With interest rates low, demand for higher-yielding instruments picked up significantly, resulting in rising corporate bond prices and narrowing yield spreads. During this time, we were able to minimize risk by maintaining the Fund's relatively short duration, while simultaneously extracting yield from off-maturity corporate issues.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                49.0%
Aa                  4.0%
A                  12.9%
Baa                31.3%
Ba                  0.4%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           2.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             19.2%
Long Term Fixed Income             80.8%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Bond Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AAINX   Ticker             BBFBX   Ticker              IIINX
Net Assets  $526,474,367   Net Assets   $13,205,712   Net Assets    $29,234,186
NAV               $10.31   NAV               $10.32   NAV                $10.31

Outlook

Over the coming year, we anticipate slow but steady economic growth, with a gradual return to corporate profitability. Nonetheless, areas of economic weakness still remain. Until employers see sustained increases in earnings, unemployment claims will likely remain high and capital spending levels weak. Fortunately, interest rates remain at historic lows and the Federal Reserve is not likely to take an aggressive approach to monetary policy over the near-term.

We do not anticipate making major structural modifications to the Fund, but may take profits in mortgage-backed bonds if interest rates begin to rise. Given positive technical factors, we expect to continue emphasizing high-quality corporate bonds, while retaining a healthy allocation of Treasuries and agency credits for added diversification. Additionally, by maintaining the Fund's shorter-than-average duration, we believe we can mitigate interest rate risk without sacrificing undue levels of yield.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                       Lehman
                        The AAL        Aggregate       Consumer
                        Bond           Bond            Price
  Date                  Fund           Index**         Index***
------------------------------------------------------------------------
April 30, 1993          10,000          10,000          10,000
          1993           9,530          10,013          10,014
          1993           9,708          10,194          10,028
          1993           9,737          10,252          10,028
          1993           9,923          10,432          10,056
          1993           9,950          10,460          10,076
          1993           9,982          10,499          10,118
          1993           9,844          10,410          10,125
          1993           9,895          10,466          10,125
          1994          10,026          10,608          10,153
          1994           9,802          10,423          10,188
          1994           9,557          10,166          10,222
          1994           9,455          10,085          10,236
          1994           9,442          10,084          10,243
          1994           9,427          10,062          10,278
          1994           9,569          10,261          10,306
          1994           9,590          10,274          10,347
          1994           9,458          10,123          10,375
          1994           9,435          10,114          10,382
          1994           9,384          10,091          10,396
          1994           9,426          10,161          10,396
          1995           9,580          10,362          10,438
          1995           9,774          10,609          10,479
          1995           9,847          10,674          10,514
          1995           9,968          10,823          10,549
          1995          10,284          11,242          10,569
          1995          10,346          11,324          10,590
          1995          10,303          11,299          10,590
          1995          10,415          11,435          10,618
          1995          10,508          11,546          10,639
          1995          10,636          11,697          10,674
          1995          10,795          11,872          10,667
          1995          10,940          12,038          10,660
          1996          10,995          12,118          10,722
          1996          10,753          11,908          10,757
          1996          10,660          11,825          10,813
          1996          10,584          11,758          10,854
          1996          10,549          11,735          10,875
          1996          10,666          11,892          10,882
          1996          10,703          11,925          10,903
          1996          10,691          11,905          10,924
          1996          10,861          12,112          10,958
          1996          11,097          12,380          10,993
          1996          11,288          12,593          11,014
          1996          11,187          12,475          11,014
          1997          11,232          12,514          11,049
          1997          11,253          12,545          11,083
          1997          11,149          12,406          11,111
          1997          11,265          12,591          11,125
          1997          11,356          12,710          11,118
          1997          11,498          12,861          11,132
          1997          11,793          13,208          11,146
          1997          11,705          13,095          11,167
          1997          11,873          13,289          11,194
          1997          12,040          13,481          11,222
          1997          12,069          13,543          11,215
          1997          12,191          13,680          11,201
          1998          12,332          13,855          11,222
          1998          12,289          13,845          11,243
          1998          12,333          13,893          11,264
          1998          12,376          13,965          11,285
          1998          12,489          14,097          11,306
          1998          12,586          14,217          11,319
          1998          12,592          14,247          11,333
          1998          12,810          14,479          11,347
          1998          13,092          14,818          11,361
          1998          12,982          14,740          11,389
          1998          12,923          14,823          11,389
          1998          12,999          14,868          11,382
          1999          13,064          14,974          11,410
          1999          12,823          14,713          11,424
          1999          12,911          14,794          11,458
          1999          12,946          14,841          11,542
          1999          12,806          14,711          11,542
          1999          12,755          14,664          11,542
          1999          12,681          14,602          11,576
          1999          12,667          14,594          11,604
          1999          12,795          14,764          11,660
          1999          12,815          14,818          11,681
          1999          12,836          14,817          11,688
          1999          12,785          14,746          11,688
          2000          12,742          14,697          11,715
          2000          12,864          14,875          11,785
          2000          13,002          15,071          11,882
          2000          12,928          15,028          11,889
          2000          12,904          15,021          11,896
          2000          13,169          15,334          11,965
          2000          13,269          15,473          11,986
          2000          13,468          15,697          12,000
          2000          13,552          15,796          12,063
          2000          13,585          15,900          12,083
          2000          13,860          16,161          12,090
          2000          14,160          16,460          12,083
          2001          14,340          16,729          12,160
          2001          14,473          16,875          12,208
          2001          14,559          16,960          12,236
          2001          14,489          16,889          12,285
          2001          14,562          16,991          12,340
          2001          14,587          17,056          12,361
          2001          14,945          17,437          12,326
          2001          15,123          17,637          12,326
          2001          15,310          17,842          12,382
          2001          15,582          18,216          12,340
          2001          15,395          17,964          12,319
          2001          15,314          17,850          12,271
          2002          15,383          17,995          12,299
          2002          15,453          18,169          12,347
          2002          15,175          17,867          12,417
          2002          15,359          18,213          12,486
          2002          15,471          18,368          12,486
          2002          15,532          18,527          12,493
          2002          15,618          18,751          12,507
          2002          15,902          19,067          12,549
          2002          16,185          19,376          12,569
          2002          16,063          19,287          12,601
          2002          16,016          19,282          12,601
          2002          16,357          19,680          12,573
          2003          16,383          19,698          12,629
          2003          16,655          19,970          12,726
          2003          16,670          19,954          12,802
April 30, 2003         $16,862         $20,119         $12,775

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge       9.79%          6.38%            5.85%
with sales charge          4.87%          5.41%            5.36%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge       8.91%          5.40%            5.99%
with sales charge          4.91%          5.40%            5.99%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value           10.20%          6.80%            6.69%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Consumer Price Index and the Lehman Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Bond Index Fund

[PHOTO OMITTED: STEVEN H. C. LEE]

Steven H. C. Lee is portfolio manager of The AAL Bond Index Fund. Steve joined the company in September 1985 as an actuarial assistant and moved to the investment division in September 1990 as a quantitative analyst. In January 1997, he was named senior securities analyst in the fixed income area and in March 1999, he was named portfolio manager of the asset-backed securities portfolio of Thrivent Financial for Lutherans general account. In September 1999, he was named portfolio manager of two of the investment grade corporate bond portfolios of the general account. He continued in these responsibilities through April 2002. He graduated from Augsburg College in Minneapolis, Minnesota in May 1985 with a B.A. in mathematics. He is a Fellow of the Society of Actuaries (FSA) and a member of the American Academy of Actuaries (MAAA).

Bolstered by a weak economic recovery and investor distaste for risk, high-quality bonds flourished over the 12-month period ended April 30, 2003. In this favorable fixed-income environment, The AAL Bond Index Fund registered a 10.35% total return while the Fund's unmanaged index benchmark, the Lehman Brothers Aggregate Bond Index, finished the reporting period with a 10.46% total return.

Treasuries Rally Sharply

The reporting period was marked by a sharp dichotomy in bond returns. The first half of the period highlighted the higher-quality instruments as mortgage-backed securities benefited from wave after wave of mortgage refinancings and top-quality asset-backed securities, while Treasuries greatly benefited from fleeing equity investors and general geopolitical turbulence. Starting in October, corporate bonds began a price ascent that grew even more robust in the last month or two of the period. Credit risk grew more appealing in the face of washed-out prices, better corporate earnings and a sense of resolution to the Iraq conflict. Fund performance was helped by strong performance from specific U.S. Treasury and corporate securities held by the Fund versus those held by the Index. Fund performance was limited by our underweighting in these well-performing corporate securities, as well as by the Fund's cash position.

The objective of the AAL Bond Index Fund is to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in investment grade bonds and other debt securities included in the index. The index covers the U.S. investment grade fixed rate bond market, with Index components for U.S. Treasury and government agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Fund invests in a well-diversified portfolio of securities that replicate the key characteristics of the Index. These key characteristics include sector weightings, maturity, credit quality, yield curve exposure, and current yield. To minimize performance-tracking errors in the investment grade corporate bond sector, the Fund maintains exposure to a wide variety of industries and individual issuers.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                75.4%
Aa                  4.4%
A                  10.5%
Baa                 9.6%
Ba                  0.0%
B                   0.1%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             10.4%
Long Term Fixed Income             89.6%

Footnote reads:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Bond Index Fund strives for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

   Institutional Share
------------------------
Ticker             AABIX
Net Assets   $81,018,398
NAV               $10.96

Outlook

The economy grew modestly during late 2002 and early 2003. The market currently expects the economic recovery to continue at a moderate pace, perhaps in the area of 3%, during 2003. The Federal Open Market Committee (FOMC) has held short-term interest rates at a low 1.25% most of the period. The market anticipates that the FOMC will begin to move rates higher in 2004, with little chance of a further reduction beforehand. The FOMC will likely wait until the economy is on a sustainable growth trend before beginning to tighten monetary policy. Inflation has been well behaved and should not become a problem with an alert FOMC. While the dichotomy between lower-quality and higher-quality corporate bonds has reversed, we continue to expect good performance from corporate securities as corporations reduce capital spending, repair their balance sheets and become more conservative in their accounting practices.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares

                         The AAL         Lehman            Consumer
                         Bond            Aggregate         Price
  Date                   Index Fund      Bond Index*       Index**
------------------------------------------------------------------------
December 31, 1999          10,000          10,000          10,000
             2000           9,941           9,967          10,024
             2000          10,057          10,088          10,083
             2000          10,196          10,221          10,166
             2000          10,168          10,192          10,172
             2000          10,169          10,187          10,178
             2000          10,381          10,399          10,238
             2000          10,472          10,493          10,255
             2000          10,625          10,645          10,267
             2000          10,704          10,712          10,321
             2000          10,777          10,783          10,339
             2000          10,965          10,959          10,345
             2000          11,171          11,163          10,339
             2001          11,331          11,345          10,404
             2001          11,436          11,444          10,446
             2001          11,495          11,502          10,469
             2001          11,439          11,454          10,511
             2001          11,501          11,523          10,559
             2001          11,532          11,566          10,576
             2001          11,795          11,825          10,547
             2001          11,925          11,961          10,547
             2001          12,106          12,100          10,594
             2001          12,322          12,353          10,559
             2001          12,168          12,183          10,541
             2001          12,083          12,105          10,499
             2002          12,167          12,203          10,523
             2002          12,296          12,322          10,564
             2002          12,061          12,117          10,624
             2002          12,280          12,352          10,683
             2002          12,400          12,457          10,683
             2002          12,504          12,564          10,689
             2002          12,652          12,716          10,701
             2002          12,877          12,931          10,737
             2002          13,080          13,140          10,755
             2002          13,031          13,080          10,781
             2002          13,000          13,076          10,781
             2002          13,266          13,346          10,758
             2003          13,274          13,358          10,805
             2003          13,465          13,543          10,888
             2003          13,445          13,532          10,954
   April 30, 2003         $13,552         $13,644         $10,930

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          12/31/1999
----------------------------------------------------------------
Net Asset Value                        10.35%              9.55%

*     An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index.

**    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan is the portfolio manager of The AAL Money Market Fund. She began her career with Thrivent Investment Management Inc., in 1969 as a trader and securities analyst. In 1986, Gail became a mutual funds trader and later an equity trader. In 1988, she began working with money market funds. She started managing The AAL Money Market Fund in May, 2002. She received her undergraduate education at the University of Minnesota.

Money market yields marched lower along with overall short-term market interest rates for the 12-month period ending April 30, 2003. The AAL Money Market Fund provided investors with a total return of 0.88%, while the Fund's Lipper, Inc., peer group earned a median total return of 0.90%.

Federal Reserve Policy

Economic data over the period indicated soft economic performance in addition to heightened geopolitical risks that concluded in a war with Iraq, corporate accounting scandals, and executive suite malfeasance. This uncertainty inhibited spending, production, and employment over the period. In response to these lackluster economic reports, the Federal Open Market Committee (FOMC), the monetary policy setting arm of the U.S. Federal Reserve, continued to try to stimulate the economy by cutting its target for the federal funds rate significantly in November. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affect interest rates, and ultimately, the economy, including employment, production, and prices of goods and services. With investors anticipating an end to lower interest rates in October, we saw an opportunity to lock in higher yields by extending the Fund's duration. By investing in longer-dated securities during this period, we were able to keep the Fund's overall yield levels constant for future months.

Supply of Commercial Paper Limited

Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the bankruptcy of Enron Corp. and WorldCom. In response, many companies cut back on short-term financing which significantly decreased the supply of commercial paper. While the supply of commercial paper is less than desirable, we were pleased to be able to keep the Fund fully invested in only the highest-quality money market instruments.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments          100.0%

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The AAL Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.*

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             AMMXX   Ticker               N/A   Ticker             AALXX
Net Assets  $349,643,140   Net Assets    $2,833,759   Net Assets   $91,386,244
NAV                $1.00   NAV                $1.00   NAV                $1.00

Outlook

Currently, money market funds are reinvesting maturing securities at very low yield levels, and we expect this to continue until the domestic economy shows sign of strength, which is beginning to happen already this year. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up and money market yields will rise. We have already seen some investors shifting from the safety of money market funds back into the equities and corporate bond markets. We are maximizing liquidity this year to prepare for this eventual shift out of money market funds.

The AAL Money Market Fund

April 30, 2003**

                         Class A      Class B      Institutional
----------------------------------------------------------------
7-Day Yield               0.63%        0.67%          0.83%
7-Day Effective Yield     0.63%        0.67%          0.83%

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
Net Asset Value            0.88%          3.69%            3.95%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge       0.42%          2.79%            3.21%
with sales charge        (3.58)%          2.79%            3.21%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value            1.17%          4.00%            4.07%

Footnotes read:

*    To the extent practicable, the underlying Fund intends to maintain a stable net asset value of $1.00 per share. Although the fund seeks to preserve the value of you investment at $1.00 per share, it is possible to lose money by investing in the fund. Investments in the underlying fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

**    Seven-day yields of The AAL Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns and yields would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/   Institutional Class shares have no sales load and are for institutional shareholders only.

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Accountants

To the Shareholders and Trustees of The AAL Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, The AAL Capital Growth Fund, The AAL Large Company Index Fund, The AAL Large Company Index Fund II, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund, The AAL Bond Index Fund and The AAL Money Market Fund (nineteen of the portfolios constituting The AAL Mutual Funds, hereafter referred to as the "Funds") at April 30, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

June 6, 2003

The AAL Technology Stock Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (94.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (9.5%)
-------------------------------------------------------------------------------------------------------------------------
       8,600   Amazon.com, Inc.*                                                                                 $246,562
      95,200   AOL Time Warner, Inc.*                                                                           1,302,336
       3,600   CDW Computer Centers, Inc.*                                                                        153,504
       3,200   Clear Channel Communications, Inc.*                                                                125,152
       6,900   eBay, Inc.*                                                                                        640,113
       6,100   Macrovision Corporation*                                                                           107,787
       6,700   Pixar, Inc.*                                                                                       391,213
      10,300   USA Interactive, Inc.*                                                                             308,485
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,275,152
=========================================================================================================================

Health Care (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,900   Amgen, Inc.*                                                                                       177,799
       3,600   Gen-Probe, Inc.*                                                                                   111,780
       2,300   Gilead Sciences, Inc.*                                                                             106,122
       2,800   Medtronic, Inc.                                                                                    133,672
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                  529,373
=========================================================================================================================

Industrials (4.3%)
-------------------------------------------------------------------------------------------------------------------------
      11,500   CheckFree Corporation*                                                                             317,055
       6,100   Concord EFS, Inc.*                                                                                  84,363
      16,000   First Data Corporation                                                                             627,680
       3,000   L-3 Communications Holdings, Inc.                                                                  133,200
       3,100   Lockheed Martin Corporation                                                                        155,155
       1,800   Northrop Grumman Corporation                                                                       158,310
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                1,475,763
=========================================================================================================================

Information Technology (77.9%)
-------------------------------------------------------------------------------------------------------------------------
       9,800   Accenture, Ltd.*                                                                                   156,996
       4,700   Acxiom Corporation*                                                                                 65,612
      76,800   ADC Telecommunications, Inc.*                                                                      183,398
       7,800   Adobe Systems, Inc.                                                                                269,568
      59,991   Agere Systems, Inc.*                                                                               107,384
      11,500   Agilent Technologies, Inc.*                                                                        184,230
      10,400   Altera Corporation*                                                                                164,424
       7,800   Amdocs, Ltd.*                                                                                      137,748
      11,300   Analog Devices, Inc.*                                                                              374,256
      22,000   Apple Computer, Inc.*                                                                              312,400
      30,400   Applied Materials, Inc.*                                                                           443,840
      29,600   Applied Micro Circuits Corporation*                                                                132,608
      21,400   ATI Technologies, Inc.*                                                                            134,820
      10,200   Autodesk, Inc.                                                                                     158,712
      28,300   BEA Systems, Inc.*                                                                                 303,093
       7,700   Borland Software Corporation*                                                                       69,839
     162,900   Cisco Systems, Inc.*                                                                             2,450,016
       3,400   Cognos, Inc.*                                                                                       92,276
      19,900   Computer Associates International, Inc.                                                            323,176
       4,400   Computer Sciences Corporation*                                                                     144,980
      40,700   Corning, Inc.*                                                                                     220,594
      53,000   Dell Computer Corporation*                                                                       1,532,230
       4,500   Documentum, Inc.*                                                                                   82,755
       3,100   Electronic Arts, Inc.*                                                                             183,737
      51,400   EMC Corporation*                                                                                   467,226
       4,700   Fair Isaac Corporation                                                                             244,776
      78,100   Hewlett-Packard Company                                                                          1,273,030
       8,200   Integrated Device Technology, Inc.*                                                                 84,706
     148,600   Intel Corporation                                                                                2,734,240
      18,900   International Business Machines Corporation                                                      1,604,610
      39,900   JDS Uniphase Corporation*                                                                          128,877
      10,000   KLA-Tencor Corporation*                                                                            410,000
      37,200   Legato Systems, Inc.*                                                                              220,224
       2,800   Lexmark International, Inc.*                                                                       208,628
       7,700   Linear Technology Corporation                                                                      265,419
     169,600   Lucent Technologies, Inc.*                                                                         305,280
      17,500   MatrixOne, Inc.*                                                                                    61,250
       7,900   Maxim Integrated Products, Inc.                                                                    310,391
       9,300   Mercury Interactive Corporation*                                                                   315,642
       4,900   Microchip Technology, Inc.                                                                         101,871
      11,400   Micromuse, Inc.*                                                                                    74,567
      15,200   Micron Technology, Inc.*                                                                           129,200
     107,000   Microsoft Corporation                                                                            2,735,991
      51,400   Motorola, Inc.                                                                                     406,574
       9,000   MSC.Software Corporation*                                                                           55,620
       9,100   Network Appliance, Inc.*                                                                           120,848
       9,800   Nokia Corporation ADR                                                                              162,386
      59,200   Nortel Networks Corporation*                                                                       152,736
       3,100   Novellus Systems, Inc.*                                                                             86,924
     121,400   Oracle Corporation*                                                                              1,442,232
      35,800   Parametric Technology Corporation*                                                                 118,140
      20,900   PMC-Sierra, Inc.*                                                                                  172,425
       4,300   QLogic Corporation*                                                                                189,157
      18,000   QUALCOMM, Inc.                                                                                     574,020
       3,700   SAP AG                                                                                              94,387
      24,600   STMicroelectronics NV                                                                              506,514
       3,300   Storage Technology Corporation*                                                                     81,576
      33,400   Sun Microsystems, Inc.*                                                                            110,220
       6,400   SunGard Data Systems, Inc.*                                                                        137,600
       1,900   Symantec Corporation*                                                                               83,505
      36,700   Symbol Technologies, Inc.                                                                          401,131
       9,600   Tellabs, Inc.*                                                                                      59,328
       4,300   Teradyne, Inc.*                                                                                     49,880
      40,300   Texas Instruments, Inc.                                                                            745,147
       9,200   Unisys Corporation*                                                                                 95,680
      20,800   VeriSign, Inc.*                                                                                    258,336
       9,200   VERITAS Software Corporation*                                                                      202,492
      40,200   Vitesse Semiconductor Corporation*                                                                 125,062
       7,400   Xilinx, Inc.*                                                                                      200,318
      10,800   Yahoo!, Inc.*                                                                                      267,624
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    26,804,482
=========================================================================================================================

Telecommunication Services (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      23,200   American Tower Corporation*                                                                        154,048
      22,900   Crown Castle International Corporation*                                                            145,873
      42,400   Sprint PCS Group*                                                                                  148,400
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   448,321
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $48,818,374)                                                           32,533,091
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (5.5%)                            Interest Rate (b) Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $330,000   Federal National Mortgage Association                            1.250%         5/1/2003          $330,000
   1,556,789   The AAL Money Market Fund                                        0.840               N/A         1,556,789
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,886,789
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $50,705,163)                                                           $34,419,880
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Aggressive Growth Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (96.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (17.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,600   Abercrombie & Fitch Company*                                                                      $118,368
       1,600   Amazon.com, Inc.*                                                                                   45,872
      20,445   AOL Time Warner, Inc.*                                                                             279,688
       1,350   AutoZone, Inc.*                                                                                    109,094
       5,350   Bed Bath & Beyond, Inc.*                                                                           211,379
       3,000   Best Buy Company, Inc.                                                                             103,740
       1,100   Brinker International, Inc.*                                                                        34,925
       1,050   Centex Corporation                                                                                  69,321
       9,200   Clear Channel Communications, Inc.*                                                                359,812
      11,385   Comcast Corporation*                                                                               342,233
       2,500   Costco Wholesale Corporation*                                                                       86,575
       5,045   Cox Communications, Inc.*                                                                          166,990
       1,250   Dollar Tree Stores, Inc.*                                                                           31,813
       3,500   eBay, Inc.*                                                                                        324,695
       1,200   Gannett Company, Inc.                                                                               90,864
       2,550   Gap, Inc.                                                                                           42,407
       4,900   Harley-Davidson, Inc.                                                                              217,756
      14,420   Home Depot, Inc.                                                                                   405,635
         650   Knight Ridder, Inc.                                                                                 41,958
       5,600   Kohl's Corporation*                                                                                318,080
      13,636   Liberty Media Corporation*                                                                         149,996
       6,800   Lowe's Companies, Inc.                                                                             298,452
       2,350   Marriott International, Inc.                                                                        84,389
       1,900   Michaels Stores, Inc.*                                                                              59,356
       1,150   NIKE, Inc.                                                                                          61,560
       1,250   Reebok International, Ltd.*                                                                         38,825
       5,500   Staples, Inc.*                                                                                     104,720
       5,950   Target Corporation                                                                                 198,968
       4,070   TJX Companies, Inc.                                                                                 78,348
       4,350   Univision Communications, Inc.*                                                                    131,718
       4,100   USA Interactive, Inc.*                                                                             122,795
      13,090   Viacom, Inc.*                                                                                      568,237
      17,750   Wal-Mart Stores, Inc.                                                                              999,680
       4,150   Walt Disney Company                                                                                 77,439
       3,000   Yum! Brands, Inc.                                                                                   74,100
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,449,788
=========================================================================================================================

Consumer Staples (5.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,550   Avon Products, Inc.                                                                                 90,164
       6,350   Coca-Cola Company                                                                                  256,540
       3,050   Coca-Cola Enterprises, Inc.                                                                         59,445
       4,050   Colgate-Palmolive Company                                                                          231,539
       1,800   General Mills, Inc.                                                                                 81,198
       4,200   Gillette Company                                                                                   127,890
       1,900   Pepsi Bottling Group, Inc.                                                                          39,026
       7,450   PepsiCo, Inc.                                                                                      322,436
       5,900   Procter & Gamble Company                                                                           530,115
       2,950   SYSCO Corporation                                                                                   84,754
       6,850   Walgreen Company                                                                                   211,391
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,034,498
=========================================================================================================================

Energy (3.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,102   Apache Corporation                                                                                 120,340
       1,500   Baker Hughes, Inc.                                                                                  42,000
       3,650   BJ Services Company*                                                                               133,262
       1,450   BP plc                                                                                              55,883
       8,250   Chesapeake Energy Corporation                                                                       66,495
       1,200   ChevronTexaco Corporation                                                                           75,372
       1,600   ConocoPhillips Corporation                                                                          80,480
       3,150   ENSCO International, Inc.                                                                           80,010
       3,500   EOG Resources, Inc.                                                                                130,830
       3,200   Exxon Mobil Corporation                                                                            112,640
       2,750   Key Energy Services, Inc.*                                                                          27,693
       1,850   Nabors Industries, Ltd.*                                                                            72,520
       1,800   Noble Corporation*                                                                                  55,710
       1,800   Patterson-UTI Energy, Inc.*                                                                         59,562
       1,600   Precision Drilling Corporation*                                                                     55,008
       2,950   Schlumberger, Ltd.                                                                                 123,694
       2,805   Smith International, Inc.                                                                           99,746
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,391,245
=========================================================================================================================

Financials (14.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,550   ACE, Ltd.                                                                                           84,354
       2,620   AFLAC, Inc.                                                                                         85,700
       1,550   Allstate Corporation                                                                                58,575
       7,000   American Express Company                                                                           265,020
      10,750   American International Group, Inc.                                                                 622,963
       4,500   Bank of America Corporation                                                                        333,225
       1,000   Bear Stearns Companies, Inc.                                                                        66,840
       8,400   Charles Schwab Corporation                                                                          72,492
      18,090   Citigroup, Inc.                                                                                    710,033
       7,245   E*TRADE Group, Inc.*                                                                                39,848
       4,550   Federal Home Loan Mortgage Corporation                                                             263,445
       4,415   Federal National Mortgage Corporation                                                              319,602
       2,370   Fifth Third Bancorp                                                                                116,817
       2,100   FleetBoston Financial Corporation                                                                   55,692
       3,170   Goldman Sachs Group, Inc.                                                                          240,603
       6,050   J.P. Morgan Chase & Company                                                                        177,568
       2,550   Lehman Brothers Holdings, Inc.                                                                     160,574
       3,550   Marsh & McLennan Companies, Inc.                                                                   169,264
       5,600   MBNA Corporation                                                                                   105,840
       1,800   Mellon Financial Corporation                                                                        47,610
       3,750   MetLife, Inc.                                                                                      107,738
       5,250   Morgan Stanley and Company                                                                         234,938
       1,200   Neuberger Berman, Inc.                                                                              36,840
       1,500   SAFECO Corporation                                                                                  57,765
       2,800   State Street Corporation                                                                            98,084
       1,600   T. Rowe Price Group, Inc.                                                                           48,832
       3,150   Wachovia Corporation                                                                               120,362
       2,750   Washington Mutual, Inc.                                                                            108,625
       3,500   Wells Fargo & Company                                                                              168,910
       3,215   Willis Group Holdings, Ltd.                                                                        100,276
         550   XL Capital, Ltd.                                                                                    45,265
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,123,700
=========================================================================================================================

Health Care (20.9%)
-------------------------------------------------------------------------------------------------------------------------
       5,450   Abbott Laboratories                                                                                221,434
       1,050   AdvancePCS, Inc.*                                                                                   31,563
       2,250   Aetna, Inc.                                                                                        112,050
         950   Allergan, Inc.                                                                                      66,738
      14,050   Amgen, Inc.*                                                                                       861,406
       1,150   Anthem, Inc.*                                                                                       78,936
       1,500   Baxter International, Inc.                                                                          34,500
         850   Biogen, Inc.*                                                                                       32,292
       3,200   Boston Scientific Corporation*                                                                     137,760
       3,245   Cardinal Health, Inc.                                                                              179,384
       4,500   Caremark Rx, Inc.*                                                                                  89,595
         750   Cephalon, Inc.*                                                                                     30,630
       3,850   Eli Lilly and Company                                                                              245,707
       5,040   Forest Laboratories, Inc.                                                                          260,669
       2,550   Genentech, Inc.*                                                                                    96,875
       1,450   Genzyme Corporation*                                                                                58,406
       3,650   Gilead Sciences, Inc.*                                                                             168,411
         995   Guidant Corporation*                                                                                38,795
       2,600   HCA, Inc.                                                                                           83,460
      16,200   Johnson & Johnson                                                                                  913,032
       2,100   MedImmune, Inc.*                                                                                    74,067
      13,730   Medtronic, Inc.                                                                                    655,470
       7,150   Merck & Company, Inc.                                                                              415,987
       1,700   Omnicare, Inc.                                                                                      45,084
      50,235   Pfizer, Inc.                                                                                     1,544,726
         950   Quest Diagnostics, Inc.*                                                                            56,763
       1,200   Stryker Corporation                                                                                 80,412
       3,650   Teva Pharmaceutical Industries, Ltd.                                                               170,455
       2,950   UnitedHealth Group, Inc.                                                                           271,784
       1,500   WellPoint Health Networks, Inc.*                                                                   113,910
       8,160   Wyeth Corporation                                                                                  355,205
       2,300   Zimmer Holdings, Inc.*                                                                             107,870
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,633,376
=========================================================================================================================

Industrials (9.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,150   3M Company                                                                                         270,986
       1,500   AGCO Corporation*                                                                                   27,315
       1,250   Caterpillar, Inc.                                                                                   65,750
       6,850   Cendant Corporation*                                                                                97,818
       1,300   Danaher Corporation                                                                                 89,674
       1,300   Dover Corporation                                                                                   37,362
         850   Eaton Corporation                                                                                   69,760
       2,100   FedEx Corporation                                                                                  125,748
      11,400   First Data Corporation                                                                             447,222
       2,450   Fiserv, Inc.*                                                                                       72,128
      34,850   General Electric Company                                                                         1,026,333
       2,000   Illinois Tool Works, Inc.                                                                          127,960
       1,250   L-3 Communications Holdings, Inc.                                                                   55,500
       3,900   Lockheed Martin Corporation                                                                        195,195
       1,750   Navistar International Corporation*                                                                 48,825
       1,650   Norfolk Southern Corporation                                                                        34,997
       1,500   Northrop Grumman Corporation                                                                       131,925
       4,850   Paychex, Inc.                                                                                      151,029
       4,550   Southwest Airlines Company                                                                          72,618
       5,650   Tyco International, Ltd.                                                                            88,140
       3,050   United Parcel Service, Inc., Class B                                                               189,466
       1,750   United Technologies Corporation                                                                    108,168
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,533,919
=========================================================================================================================

Information Technology (23.6%)
-------------------------------------------------------------------------------------------------------------------------
      12,050   ADC Telecommunications, Inc.*                                                                       28,775
       3,200   Adobe Systems, Inc.                                                                                110,592
       3,250   Advanced Micro Devices, Inc.*                                                                       24,180
       1,300   Affiliated Computer Services, Inc.*                                                                 62,010
       4,150   Alcatel SA ADR                                                                                      33,449
       5,810   Analog Devices, Inc.*                                                                              192,427
      13,950   Applied Materials, Inc.*                                                                           203,670
       3,750   Autodesk, Inc.                                                                                      58,350
       1,600   BEA Systems, Inc.*                                                                                  17,136
         850   BMC Software, Inc.*                                                                                 12,682
       2,000   Broadcom Corporation*                                                                               35,780
         900   Business Objects SA ADR*                                                                            19,557
      51,950   Cisco Systems, Inc.*                                                                               781,328
      21,400   Dell Computer Corporation*                                                                         618,674
       1,810   Electronic Arts, Inc.*                                                                             107,279
      17,050   EMC Corporation*                                                                                   154,985
       1,550   Emulex Corporation*                                                                                 31,760
       9,650   Hewlett-Packard Company                                                                            157,295
      39,800   Intel Corporation                                                                                  732,320
       5,200   International Business Machines Corporation                                                        441,480
       2,100   Intuit, Inc.*                                                                                       81,438
       4,200   Jabil Circuit, Inc.*                                                                                78,540
      11,350   JDS Uniphase Corporation*                                                                           36,661
       2,800   KLA-Tencor Corporation*                                                                            114,800
       5,850   Legato Systems, Inc.*                                                                               34,632
         450   Lexmark International, Inc.*                                                                        33,530
       3,400   Linear Technology Corporation                                                                      117,198
      15,200   Lucent Technologies, Inc.*                                                                          27,360
       5,300   Maxim Integrated Products, Inc.                                                                    208,237
      64,800   Microsoft Corporation                                                                            1,656,911
      18,150   Nasdaq (100) Index Tracking Stock*                                                                 499,125
       3,050   National Semiconductor Corporation*                                                                 57,127
       2,650   Network Appliance, Inc.*                                                                            35,192
      14,065   Nokia Corporation ADR                                                                              233,057
       2,300   Novellus Systems, Inc.*                                                                             64,492
       9,250   Openwave Systems, Inc.*                                                                             16,003
      29,500   Oracle Corporation*                                                                                350,460
       1,900   PeopleSoft, Inc.*                                                                                   28,557
       4,850   QUALCOMM, Inc.                                                                                     154,667
       2,650   SAP AG                                                                                              67,602
       6,000   Siebel Systems, Inc.*                                                                               52,020
      17,300   Sun Microsystems, Inc.*                                                                             57,090
         600   Symantec Corporation*                                                                               26,370
       7,800   Taiwan Semiconductor Manufacturing Company, Ltd. ADR*                                               65,286
      14,050   Texas Instruments, Inc.                                                                            259,785
       5,200   Unisys Corporation*                                                                                 54,080
       7,950   United Microelectronics Corporation ADR*                                                            25,758
       3,900   VeriSign, Inc.*                                                                                     48,438
       7,050   VERITAS Software Corporation*                                                                      155,171
       2,500   webMethods, Inc.*                                                                                   25,150
       5,250   Xilinx, Inc.*                                                                                      142,118
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,630,584
=========================================================================================================================

Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   Alcoa, Inc.                                                                                         45,860
         850   Newmont Mining Corporation                                                                          22,967
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                     68,827
=========================================================================================================================

Miscellaneous (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   S&P 400 Mid-Cap Depository Receipts                                                                 96,240
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                 96,240
=========================================================================================================================

Telecommunication Services (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      16,650   AT&T Wireless Services, Inc.*                                                                      107,559
       9,500   Sprint PCS Group*                                                                                   33,250
       4,200   Verizon Communications, Inc.                                                                       156,996
       5,300   Vodafone Group plc ADR                                                                             104,728
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   402,533
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $33,472,746)                                                           35,364,710
=========================================================================================================================

      Shares   Short-Term Investments (3.1%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,114,789   The AAL Money Market Fund                                        0.840%              N/A        $1,114,789
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,114,789
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $34,587,535)                                                           $36,479,499
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (98.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (18.0%)
-------------------------------------------------------------------------------------------------------------------------
     146,000   Aeropostale, Inc.*                                                                              $2,628,000
      50,600   AnnTaylor Stores Corporation                                                                     1,197,196
     118,700   Cost Plus, Inc.*                                                                                 3,647,651
      25,100   Emmis Communications Corporation*                                                                  476,147
      44,500   Ethan Allen Interiors, Inc.                                                                      1,498,760
      54,150   Fossil, Inc.*                                                                                      989,862
      38,600   Harman International Industries, Inc.                                                            2,570,374
     111,100   Hasbro, Inc.                                                                                     1,777,600
      29,600   Hot Topic, Inc.*                                                                                   723,720
     131,800   Insight Enterprises, Inc.*                                                                         993,772
      26,100   International Speedway Corporation*                                                              1,025,991
      48,300   Lay-Z-Boy, Inc.                                                                                    943,299
     200,300   Linens 'n Things, Inc.*                                                                          4,244,357
      42,400   Lone Star Steakhouse & Saloon, Inc.                                                                889,128
      20,647   M.D.C. Holdings, Inc.                                                                              951,827
     135,600   Macrovision Corporation*                                                                         2,396,052
      42,100   Men's Wearhouse, Inc.*                                                                             700,965
      36,000   Michaels Stores, Inc.*                                                                           1,124,640
      64,200   Monaco Coach Corporation*                                                                          867,984
     127,800   Nautica Enterprises, Inc.*                                                                       1,454,364
       4,600   NVR, Inc.*                                                                                       1,645,650
      75,000   O'Charley's, Inc.*                                                                               1,518,000
      50,700   OshKosh B'Gosh, Inc.                                                                             1,540,266
      58,100   Pacific Sunwear of California, Inc.                                                              1,326,423
      55,000   Quiksilver, Inc.*                                                                                1,793,000
     174,400   Radio One, Inc.*                                                                                 2,708,432
      44,200   RARE Hospitality International, Inc.*                                                            1,287,546
      41,300   Regis Corporation                                                                                1,170,029
      15,200   Ross Stores, Inc.                                                                                  576,080
      82,600   Ruby Tuesday, Inc.                                                                               1,627,220
      20,200   Ryland Group, Inc.                                                                               1,095,446
      34,700   SCP Pool Corporation*                                                                            1,145,447
      36,100   Timberland Company*                                                                              1,804,639
      47,800   West Marine, Inc.*                                                                                 781,052
      50,800   Wolverine World Wide, Inc.                                                                         936,752
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    52,057,671
=========================================================================================================================

Consumer Staples (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      45,500   American Italian Pasta Company*                                                                  2,006,550
     214,400   Casey's General Stores, Inc.                                                                     2,776,480
     117,800   Hain Celestial Group, Inc.*                                                                      2,033,228
      65,100   NBTY, Inc.*                                                                                      1,009,050
      19,500   Performance Food Group Company*                                                                    684,060
      33,000   Ralcorp Holdings, Inc.*                                                                            821,700
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           9,331,068
=========================================================================================================================

Energy (7.9%)
-------------------------------------------------------------------------------------------------------------------------
      42,200   Cabot Oil & Gas Corporation                                                                      1,033,900
      17,300   Cal Dive International, Inc.*                                                                      278,530
     140,600   Chesapeake Energy Corporation                                                                    1,133,236
      29,400   Evergreen Resources, Inc.*                                                                       1,397,970
     161,800   Key Energy Services, Inc.*                                                                       1,629,326
     171,000   Maverick Tube Corporation*                                                                       3,042,090
      49,300   Newfield Exploration Company*                                                                    1,695,427
      88,000   Patterson-UTI Energy, Inc.*                                                                      2,911,920
      39,400   Precision Drilling Corporation*                                                                  1,354,572
      64,800   Pride International, Inc.*                                                                       1,005,696
      66,700   St. Mary Land & Exploration Company                                                              1,708,854
      44,800   Stone Energy Corporation*                                                                        1,573,824
     194,000   Superior Energy Services, Inc.*                                                                  1,755,700
      85,400   TETRA Technologies, Inc.*                                                                        2,271,640
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    22,792,685
=========================================================================================================================

Financials (18.8%)
-------------------------------------------------------------------------------------------------------------------------
      89,100   Affiliated Managers Group, Inc.*                                                                 4,126,221
      85,700   American Capital Strategies, Ltd.                                                                2,079,082
      71,324   BOK Financial Corporation*                                                                       2,571,943
      38,600   Commercial Federal Corporation                                                                     830,672
      71,200   Community First Bankshares, Inc.                                                                 1,916,775
      52,900   Corus Bankshares, Inc.                                                                           2,280,519
      73,300   Cullen/Frost Bankers, Inc.                                                                       2,403,507
      39,550   First BanCorp                                                                                    1,220,909
      67,800   First Midwest Bancorp, Inc.                                                                      1,877,382
      76,200   HCC Insurance Holdings, Inc.                                                                     2,095,500
       8,200   Hilb, Rogal and Hamilton Company                                                                   291,510
      73,290   Hudson United Bancorp                                                                            2,443,489
      96,400   I Shares Russell 2000 Index Fund                                                                 7,653,196
      75,600   I Shares S&P Smallcap 600 Index Fund                                                             7,490,448
      46,300   MAF Bancorp, Inc.                                                                                1,563,088
      55,100   Platinum Underwriters Holdings, Ltd.                                                             1,457,395
     104,800   Raymond James Financial, Inc.                                                                    3,005,664
      53,800   RLI Corporation                                                                                  1,589,790
      52,300   Southwest Bancorporation of Texas, Inc.*                                                         1,777,154
      49,800   Stewart Information Services Corporation*                                                        1,328,664
      62,400   UCBH Holdings, Inc.                                                                              1,587,456
      50,900   United Bankshares, Inc.                                                                          1,469,992
      60,248   Washington Federal, Inc.                                                                         1,313,406
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                54,373,762
=========================================================================================================================

Health Care (11.5%)
-------------------------------------------------------------------------------------------------------------------------
      94,400   Alpharma, Inc.                                                                                   1,760,560
      69,700   American Pharmaceutical Partners, Inc.*                                                          1,627,495
     404,000   Bio-Technology General Corporation*                                                              1,397,840
      16,000   Cephalon, Inc.*                                                                                    653,440
      62,500   Cooper Companies, Inc.                                                                           1,743,750
      28,200   Coventry Health Care, Inc.*                                                                      1,151,124
      69,500   IDEXX Laboratories, Inc.*                                                                        2,710,500
      64,600   Medicis Pharmaceutical Corporation*                                                              3,723,544
      34,900   Neurocrine Biosciences, Inc.*                                                                    1,579,225
      58,200   Omnicare, Inc.                                                                                   1,543,464
      26,000   Pharmaceutical Product Development, Inc.*                                                          680,420
      54,000   ResMed, Inc.*                                                                                    1,980,720
      35,500   Respironics, Inc.*                                                                               1,363,910
      33,000   STERIS Corporation*                                                                                749,100
      42,800   Sybron Dental Specialties, Inc.*                                                                   870,980
      43,600   TECHNE Corporation*                                                                                968,356
      87,200   United Surgical Partners International, Inc.*                                                    1,615,816
     177,600   US Oncology, Inc.*                                                                               1,275,168
      23,800   Varian Medical Systems, Inc.*                                                                    1,281,868
      62,000   Ventana Medical Systems, Inc.*                                                                   1,420,420
      49,100   Vital Signs, Inc.                                                                                1,399,350
      52,700   Wilson Greatbatch Technologies, Inc.*                                                            1,728,033
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               33,225,083
=========================================================================================================================

Industrials (16.0%)
-------------------------------------------------------------------------------------------------------------------------
      62,800   A.O. Smith Corporation                                                                           1,872,696
      12,587   Alliant Techsystems, Inc.                                                                          676,174
      31,600   Arkansas Best Corporation                                                                          801,060
     251,200   Atlantic Coast Airlines Holdings, Inc.*                                                          2,097,520
      67,400   C&D Technologies, Inc.                                                                             896,420
     146,000   Consolidated Graphics, Inc.*                                                                     2,788,600
      45,700   Corinthian Colleges, Inc.                                                                        2,092,603
      50,300   Dionex Corporation*                                                                              1,730,873
     206,300   Dycom Industries, Inc.*                                                                          2,277,552
       6,000   EMCOR Group, Inc.*                                                                                 306,420
      47,000   Fastenal Company                                                                                 1,625,730
      34,400   Global Payments, Inc.                                                                            1,066,744
      72,325   Graco, Inc.                                                                                      2,220,378
      79,545   Heartland Express, Inc.*                                                                         1,829,535
      59,400   Heidrick & Struggles International, Inc.*                                                          831,600
      40,600   IDEX Corporation                                                                                 1,293,110
      47,100   ITT Educational Services, Inc.                                                                   1,389,450
      56,200   Manitowoc Company, Inc.                                                                          1,045,320
      50,800   Mercury Computer Systems, Inc.*                                                                  1,066,800
      46,000   Mueller Industries, Inc.*                                                                        1,175,300
      70,100   Nordson Corporation                                                                              1,770,726
      18,600   Oshkosh Truck Corporation                                                                        1,041,600
      29,200   Resources Connection, Inc.*                                                                        636,560
      68,200   Shaw Group, Inc.*                                                                                  794,530
     204,100   SkyWest, Inc.                                                                                    2,610,439
      54,300   Stewart & Stevenson Services, Inc.                                                                 728,163
      50,100   Tetra Tech, Inc.*                                                                                  776,550
     111,800   TMP Worldwide, Inc.                                                                              1,874,886
      32,800   Triumph Group, Inc.*                                                                               861,984
      56,500   United Defense Industries, Inc.*                                                                 1,379,730
     211,200   Wabash National Corporation*                                                                     1,981,056
      35,100   Waste Connections, Inc.*                                                                         1,180,764
      45,600   Woodward Governor Company                                                                        1,688,112
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               46,408,985
=========================================================================================================================

Information Technology (16.3%)
-------------------------------------------------------------------------------------------------------------------------
      74,500   Actel Corporation*                                                                               1,475,845
      50,700   Acxiom Corporation*                                                                                707,772
     147,100   Adaptec, Inc.*                                                                                   1,006,164
     128,000   Advanced Digital Information Corporation*                                                        1,026,560
      51,900   Advanced Energy Industries, Inc.*                                                                  498,759
      13,700   Analogic Corporation                                                                               654,175
     145,400   Axcelis Technologies, Inc.*                                                                        825,872
      24,100   BARRA, Inc.*                                                                                       786,865
      33,600   Benchmark Electronics, Inc.*                                                                       871,920
      65,700   Brooks Automation, Inc.*                                                                           556,479
      33,700   CACI International, Inc.*                                                                        1,177,141
     469,700   CIBER, Inc.*                                                                                     2,550,471
      72,700   Cognex Corporation*                                                                              1,591,403
      35,200   Coherent, Inc.*                                                                                    809,600
     270,700   Computer Network Technology Corporation*                                                         1,532,162
      30,800   Cymer, Inc.*                                                                                       879,340
      74,300   Hutchinson Technology, Inc.*                                                                     1,756,452
      70,100   Hyperion Solutions Corporation*                                                                  1,982,428
      40,500   JDA Software Group, Inc.*                                                                          456,030
      46,100   Kronos, Inc.*                                                                                    2,103,082
     258,400   Legato Systems, Inc.*                                                                            1,529,728
     181,400   Methode Electronics, Inc.                                                                        1,904,700
     487,600   Parametric Technology Corporation*                                                               1,609,080
      86,900   Photronics, Inc.*                                                                                1,092,333
     287,800   Plumtree Software, Inc.*                                                                         1,033,202
      56,500   Power Integrations, Inc.*                                                                        1,250,458
     216,200   RadiSys Corporation*                                                                             1,829,052
      18,600   Roper Industries, Inc.                                                                             568,974
     232,500   Skyworks Solutions, Inc.*                                                                        1,243,875
     776,900   Stratex Networks, Inc.*                                                                          1,911,174
     110,100   Tollgrade Communications, Inc.*                                                                  1,597,551
      67,700   Trimble Navigation, Ltd.*                                                                        1,709,425
      61,300   Varian Semiconductor Equipment , Inc.*                                                           1,412,965
      27,200   Varian, Inc.*                                                                                      859,792
      67,700   Veeco Instruments, Inc.*                                                                         1,089,293
     124,500   Verity, Inc.*                                                                                    2,057,985
      20,700   Zebra Technologies Corporation*                                                                  1,380,069
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    47,328,176
=========================================================================================================================

Materials (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      38,400   Florida Rock Industries, Inc.                                                                    1,459,200
     118,900   MacDermid, Inc.                                                                                  2,702,597
      82,200   Steel Dynamics, Inc.*                                                                              994,620
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  5,156,417
=========================================================================================================================

Telecommunication Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      42,700   Commonwealth Telephone Enterprises, Inc.*                                                        1,697,325
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,697,325
=========================================================================================================================

Utilities (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      36,400   CH Energy Group, Inc.                                                                            1,530,620
      83,600   Energen Corporation                                                                              2,742,079
      35,800   Northwest Natural Gas Company                                                                      924,714
      42,937   Philadelphia Suburban Corporation                                                                  972,523
      32,500   Piedmont Natural Gas Company, Inc.                                                               1,214,200
      64,700   Puget Energy, Inc.                                                                               1,366,464
      53,600   Southwest Gas Corporation                                                                        1,112,736
      84,700   UniSource Energy Corporation                                                                     1,510,201
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,373,537
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $281,518,639)                                                         283,744,709
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.0%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $4,000,000   Starfish Global Funding, LLC                                     1.260%         5/6/2003        $3,999,289
   1,888,739   The AAL Money Market Fund                                        0.840               N/A         1,888,739
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,888,028
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $287,406,667)                                                         $289,632,737
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Index Fund II
Schedule of Investments as of April 30, 2003(a)

      Shares   Common Stock (99.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (20.0%)
-------------------------------------------------------------------------------------------------------------------------
         900   4Kids Entertainment, Inc.*                                                                         $13,860
       1,000   A.T. Cross Company*                                                                                  5,120
       1,500   Aaron Rents, Inc.                                                                                   33,525
       1,300   Action Performance Companies, Inc.                                                                  24,037
       1,300   Advanced Marketing Services, Inc.                                                                   15,314
       1,400   ADVO, Inc.*                                                                                         55,048
       2,000   AFC Enterprises, Inc.*                                                                              31,600
       3,150   AnnTaylor Stores Corporation                                                                        74,529
       1,600   Applica, Inc.*                                                                                       8,400
       1,500   Arctic Cat, Inc.                                                                                    27,330
       2,000   Argosy Gaming Company*                                                                              40,740
         900   Ashworth, Inc.*                                                                                      5,148
       2,500   Aztar Corporation*                                                                                  35,600
       2,300   Bally Total Fitness Holding Corporation*                                                            14,605
         800   Bassett Furniture Industries, Inc.                                                                   9,832
       1,300   Brown Shoe Company, Inc.                                                                            37,999
         900   Building Materials Holding Corporation                                                              11,169
       3,100   Burlington Coat Factory Warehouse Corporation                                                       55,025
       1,800   Cato Corporation                                                                                    36,900
       1,900   CEC Entertainment, Inc.*                                                                            57,209
       3,500   Champion Enterprises, Inc.*                                                                          8,470
       1,800   Children's Place Retail Stores, Inc.*                                                               27,360
       1,800   Christopher & Banks Corporation*                                                                    45,288
       1,100   Coachmen Industries, Inc.                                                                           13,915
       1,900   Concord Camera Corporation*                                                                         10,678
       1,500   Cost Plus, Inc.*                                                                                    46,095
         900   Department 56, Inc.*                                                                                10,620
       2,000   Dress Barn, Inc.*                                                                                   30,040
         900   Enesco Group, Inc.*                                                                                  7,128
       2,700   Ethan Allen Interiors, Inc.                                                                         90,936
       2,070   Fedders Corporation                                                                                  7,245
       2,500   Fleetwood Enterprises, Inc.*                                                                        12,600
       1,400   Footstar, Inc.*                                                                                     12,950
       3,200   Fossil, Inc.*                                                                                       58,496
       1,800   Fred's, Inc.                                                                                        58,410
       1,500   Genesco, Inc.*                                                                                      22,500
       2,200   Goody's Family Clothing, Inc.*                                                                      10,824
       1,600   Group 1 Automotive, Inc.*                                                                           44,016
       2,000   Gymboree Corporation*                                                                               33,420
         400   Haggar Corporation                                                                                   4,160
       1,300   Hancock Fabrics, Inc.                                                                               20,280
       2,300   Harman International Industries, Inc.                                                              153,157
       1,500   Haverty Furniture Companies, Inc.                                                                   21,075
       2,150   Hot Topic, Inc.*                                                                                    52,568
       1,000   Huffy Corporation*                                                                                   5,790
       1,700   Hughes Supply, Inc.                                                                                 47,719
       1,500   IHOP Corporation                                                                                    39,450
       1,500   Information Holdings, Inc.*                                                                         26,100
       3,150   Insight Enterprises, Inc.*                                                                          23,751
       3,500   Interface, Inc.                                                                                     12,600
       1,700   Intermet Corporation                                                                                 6,324
       1,300   J. Jill Group, Inc.*                                                                                18,655
       2,500   Jack in the Box, Inc.*                                                                              44,500
       1,700   JAKKS Pacific, Inc.*                                                                                22,100
       1,400   Jo-Ann Stores, Inc.*                                                                                36,400
       1,300   K-Swiss, Inc.                                                                                       38,649
       1,800   K2, Inc.*                                                                                           17,172
       1,800   Kellwood Company                                                                                    53,316
       1,900   Landry's Restaurants, Inc.                                                                          35,530
       4,000   Lay-Z-Boy, Inc.                                                                                     78,120
         900   Libbey, Inc.                                                                                        20,232
       3,100   Linens 'n Things, Inc.*                                                                             65,689
       1,500   Lone Star Steakhouse & Saloon, Inc.                                                                 31,455
       1,898   M.D.C. Holdings, Inc.                                                                               87,498
       2,000   Marcus Corporation                                                                                  28,400
       1,300   Meade Instruments Corporation*                                                                       3,471
       2,800   Men's Wearhouse, Inc.*                                                                              46,620
       1,000   Midas, Inc.*                                                                                         8,050
       3,200   Midway Games, Inc.*                                                                                 10,080
       2,000   Monaco Coach Corporation*                                                                           27,040
       2,300   Movie Gallery, Inc.*                                                                                42,529
         500   National Presto Industries, Inc.                                                                    14,800
       2,300   Nautica Enterprises, Inc.*                                                                          26,174
       2,200   Nautilus Group, Inc.*                                                                               27,940
         500   NVR, Inc.*                                                                                         178,871
       1,400   O'Charley's, Inc.*                                                                                  28,336
       3,700   O'Reilly Automotive, Inc.*                                                                         109,742
         900   OshKosh B'Gosh, Inc.                                                                                27,342
         500   Oxford Industries, Inc.                                                                             16,750
       1,800   P.F. Chang's China Bistro, Inc.                                                                     75,420
       3,500   Pacific Sunwear of California, Inc.                                                                 79,905
       2,100   Panera Bread Company                                                                                71,463
       1,300   Papa John's International, Inc.*                                                                    30,914
       3,600   Pep Boys, Inc.                                                                                      30,816
       2,100   Phillips-Van Heusen Corporation                                                                     27,888
       1,800   Pinnacle Entertainment, Inc.*                                                                        9,612
       1,600   Polaris Industries, Inc.                                                                            84,592
       3,100   Prime Hospitality Corporation*                                                                      20,646
       1,900   Quiksilver, Inc.*                                                                                   61,940
       1,600   RARE Hospitality International, Inc.*                                                               46,608
       3,100   Regis Corporation                                                                                   87,823
       1,500   Russ Berrie and Company, Inc.                                                                       49,320
       2,200   Russell Corporation                                                                                 42,064
       3,000   Ryan's Family Steak Houses, Inc.*                                                                   37,170
       1,800   Ryland Group, Inc.                                                                                  97,614
         700   Salton, Inc.*                                                                                        8,960
       1,300   School Specialty, Inc.*                                                                             24,141
       1,600   SCP Pool Corporation*                                                                               52,816
       2,000   ShopKo Stores, Inc.*                                                                                24,060
       1,200   Shuffle Master, Inc.*                                                                               27,480
         600   Skyline Corporation                                                                                 17,760
       2,700   Sonic Corporation*                                                                                  72,927
         800   Standard Motor Products, Inc.                                                                        9,240
       2,300   Standard Pacific Corporation                                                                        69,575
       1,800   Steak 'n Shake Company*                                                                             20,826
       2,900   Stein Mart, Inc.*                                                                                   15,863
       2,700   Stride Rite Corporation                                                                             23,787
       1,800   Sturm, Ruger & Company, Inc.                                                                        16,020
       1,500   TBC Corporation*                                                                                    24,000
       1,000   Thomas Nelson, Inc.*                                                                                 9,250
       2,000   Thor Industries, Inc.                                                                               63,960
       2,400   Too, Inc.*                                                                                          44,544
       1,800   Toro Company                                                                                        67,158
       3,900   Tower Automotive, Inc.*                                                                             10,920
       1,300   Tractor Supply Company*                                                                             55,055
       1,400   Triarc Companies, Inc.*                                                                             38,780
       1,000   Ultimate Electronics, Inc.*                                                                          8,450
       1,400   Urban Outfitters, Inc.*                                                                             41,748
       2,200   Wellman, Inc.                                                                                       25,168
       2,025   Wet Seal, Inc., Class A*                                                                            20,655
       1,300   Winnebago Industries, Inc.                                                                          48,126
       2,100   WMS Industries, Inc.*                                                                               28,329
       2,800   Wolverine World Wide, Inc.                                                                          51,632
       2,300   Zale Corporation*                                                                                   80,362
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     4,557,803
=========================================================================================================================

Consumer Staples (3.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   American Italian Pasta Company*                                                                     57,330
       3,400   Casey's General Stores, Inc.                                                                        44,030
         700   Coca-Cola Bottling Company Consolidated                                                             35,496
       2,500   Corn Products International, Inc.                                                                   74,700
       2,700   Delta and Pine Land Company                                                                         62,802
       3,100   DIMON, Inc.                                                                                         20,336
       1,600   Duane Reade, Inc.*                                                                                  21,520
       2,100   Flowers Foods, Inc.                                                                                 59,430
       2,600   Great Atlantic & Pacific Tea Company, Inc.*                                                         15,860
       2,400   Hain Celestial Group, Inc.*                                                                         41,424
       1,300   International Multifoods Corporation*                                                               24,895
         600   J & J Snack Foods Corporation*                                                                      18,792
       2,000   Lance, Inc.                                                                                         14,800
         800   Nash Finch Company                                                                                  10,000
         900   Nature's Sunshine Products, Inc.                                                                     8,523
       4,600   NBTY, Inc.*                                                                                         71,300
       3,200   Performance Food Group Company*                                                                    112,256
       2,000   Ralcorp Holdings, Inc.*                                                                             49,800
       1,000   Schweitzer-Mauduit International, Inc.                                                              21,890
       1,300   United Natural Foods, Inc.*                                                                         37,947
       1,200   WD-40 Company                                                                                       31,740
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             834,871
=========================================================================================================================

Energy (5.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Atwood Oceanics, Inc.*                                                                              26,050
       2,300   Cabot Oil & Gas Corporation                                                                         56,350
       2,600   Cal Dive International, Inc.*                                                                       41,860
       1,100   Carbo Ceramics, Inc.                                                                                41,382
       2,800   Cimarex Energy Company*                                                                             55,160
       1,200   Dril-Quip, Inc.*                                                                                    18,456
       1,400   Evergreen Resources, Inc.*                                                                          66,570
       1,800   Frontier Oil Corporation                                                                            30,456
       1,600   Hydril Company*                                                                                     38,096
       3,500   Input/Output, Inc.*                                                                                 10,885
       2,000   Lone Star Technologies, Inc.*                                                                       42,460
       2,900   Maverick Tube Corporation*                                                                          51,591
       3,600   Newfield Exploration Company*                                                                      123,804
       1,300   Nuevo Energy Company*                                                                               17,420
       1,700   Oceaneering International, Inc.*                                                                    38,352
       1,600   Offshore Logistics, Inc.*                                                                           30,400
       1,925   Patina Oil & Gas Corporation                                                                        66,470
       1,600   Plains Resources, Inc.                                                                              19,392
         900   Prima Energy Corporation*                                                                           17,668
       1,800   Remington Oil and Gas Corporation*                                                                  28,206
       1,400   SEACOR SMIT, Inc.*                                                                                  50,148
       2,300   Spinnaker Exploration Company*                                                                      49,220
       2,000   St. Mary Land & Exploration Company                                                                 51,240
       1,900   Stone Energy Corporation*                                                                           66,747
       1,900   Swift Energy Company*                                                                               15,808
       1,000   TETRA Technologies, Inc.*                                                                           26,600
       2,800   Tom Brown, Inc.*                                                                                    68,656
       3,000   Unit Corporation*                                                                                   58,800
       2,300   Veritas DGC, Inc.*                                                                                  15,755
       4,400   Vintage Petroleum, Inc.                                                                             43,032
       1,900   W-H Energy Services, Inc.*                                                                          34,200
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,301,234
=========================================================================================================================

Financials (14.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,700   Anchor BanCorp Wisconsin, Inc.                                                                      39,355
       1,700   BankUnited Financial Corporation*                                                                   32,113
       1,600   Boston Private Financial Holdings, Inc.                                                             30,160
       2,200   Capital Automotive REIT                                                                             56,958
       1,700   Cash America International, Inc.                                                                    17,442
       2,600   Chittenden Corporation                                                                              70,330
       1,600   Colonial Properties Trust                                                                           54,416
       3,200   Commercial Federal Corporation                                                                      68,864
       2,800   Community First Bankshares, Inc.                                                                    75,379
       3,600   Cullen/Frost Bankers, Inc.                                                                         118,044
       1,500   Delphi Financial Group, Inc.                                                                        66,075
       1,800   Dime Community Bancshares                                                                           41,508
       2,000   Downey Financial Corporation                                                                        87,800
       1,700   East West Bancorp, Inc.                                                                             57,545
       1,500   Essex Property Trust, Inc.                                                                          82,455
       1,300   Financial Federal Corporation*                                                                      29,120
       2,850   First BanCorp                                                                                       87,980
       3,300   First Midwest Bancorp, Inc.                                                                         91,377
       1,000   First Republic Bank*                                                                                25,100
       1,200   FirstFed Financial Corporation*                                                                     38,988
       2,100   Flagstar Bancorp, Inc.                                                                              69,510
       5,200   Fremont General Corporation                                                                         48,672
       1,700   Gables Residential Trust                                                                            48,246
         800   GBC Bancorp                                                                                         21,976
       1,900   Glenborough Realty Trust, Inc.                                                                      31,502
       2,400   Hilb, Rogal and Hamilton Company                                                                    85,320
       3,150   Hudson United Bancorp                                                                              105,021
       1,900   Irwin Financial Corporation                                                                         45,030
       1,900   Jefferies Group, Inc.                                                                               73,758
       1,900   Kilroy Realty Corporation                                                                           47,158
       1,300   LandAmerica Financial Group, Inc.                                                                   53,391
       1,600   MAF Bancorp, Inc.                                                                                   54,016
       1,800   New Century Financial Corporation                                                                   66,294
       1,500   Philadelphia Consolidated Holding Corporation*                                                      58,515
       2,000   Presidential Life Corporation                                                                       16,160
       1,755   Provident Bankshares Corporation                                                                    44,577
       3,500   Raymond James Financial, Inc.                                                                      100,380
       4,000   Republic Bancorp*                                                                                   51,960
       2,000   Riggs National Corporation                                                                          27,680
       1,700   RLI Corporation                                                                                     50,235
         600   SCPIE Holdings, Inc.                                                                                 5,550
       1,700   Seacoast Financial Services Corporation                                                             32,079
       1,900   Selective Insurance Group, Inc.                                                                     47,671
       2,500   Shurgard Storage Centers, Inc.                                                                      81,675
       3,300   South Financial Group, Inc.                                                                         80,850
       2,400   Southwest Bancorporation of Texas, Inc.*                                                            81,552
       4,200   Staten Island Bancorp, Inc.                                                                         72,072
       3,050   Sterling Bancshares, Inc.                                                                           36,313
       1,300   Stewart Information Services Corporation*                                                           34,684
       2,800   Susquehanna Bancshares, Inc.                                                                        63,700
       1,193   SWS Group, Inc.                                                                                     19,768
       5,133   TrustCo Bank Corporation NY                                                                         53,537
       2,900   UCBH Holdings, Inc.                                                                                 73,776
       3,300   UICI*                                                                                               39,270
       3,000   United Bankshares, Inc.                                                                             86,640
       4,917   Washington Federal, Inc.                                                                           107,191
       2,300   Waypoint Financial Corporation                                                                      41,975
       2,850   Whitney Holding Corporation                                                                         96,273
       1,200   Wintrust Financial Corporation                                                                      36,480
       1,300   Zenith National Insurance Corporation                                                               33,475
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,394,941
=========================================================================================================================

Health Care (12.1%)
-------------------------------------------------------------------------------------------------------------------------
       3,275   Accredo Health, Inc.                                                                                48,372
       2,000   Advanced Medical Optics, Inc.*                                                                      28,060
       3,600   Alpharma, Inc.                                                                                      67,140
       2,200   American Medical Systems Holdings, Inc.*                                                            34,914
       1,400   Amerigroup Corporation*                                                                             40,768
       1,400   Amsurg Corporation*                                                                                 36,358
       1,600   ArQule, Inc.*                                                                                        6,304
       1,400   ArthroCare Corporation*                                                                             21,392
       4,100   Bio-Technology General Corporation*                                                                 14,186
       1,100   Biosite Diagnostics, Inc.*                                                                          46,948
         800   Centene Corporation*                                                                                25,628
       3,900   Cephalon, Inc.*                                                                                    159,276
       2,500   Cerner Corporation*                                                                                 49,950
       1,000   CIMA Labs, Inc.*                                                                                    24,150
       2,000   CONMED Corporation*                                                                                 34,840
       2,200   Cooper Companies, Inc.                                                                              61,380
       1,350   CryoLife, Inc.*                                                                                     10,260
         800   Curative Health Services, Inc.*                                                                     10,000
       1,000   Datascope Corporation                                                                               28,599
       2,000   Diagnostic Products Corporation                                                                     79,000
       2,012   Enzo Biochem, Inc.*                                                                                 30,120
       1,700   Haemonetics Corporation*                                                                            30,141
       1,300   Hologic, Inc.*                                                                                      11,700
       4,500   Hooper Holmes, Inc.                                                                                 27,225
       1,000   ICU Medical, Inc.*                                                                                  31,780
       2,400   IDEXX Laboratories, Inc.*                                                                           93,600
       1,100   IMPATH, Inc.*                                                                                       16,170
       1,600   Inamed Corporation*                                                                                 59,664
       1,900   Integra LifeSciences Holdings Corporation*                                                          50,711
       2,100   Invacare Corporation                                                                                67,095
       1,900   Medicis Pharmaceutical Corporation*                                                                109,516
       3,200   Mentor Corporation                                                                                  59,232
       1,700   MGI PHARMA, Inc.*                                                                                   24,548
       3,400   Mid Atlantic Medical Services, Inc.*                                                               148,070
       2,400   NDCHealth Corporation                                                                               46,200
       1,600   Noven Pharmaceuticals, Inc.*                                                                        15,408
       3,500   Orthodontic Centers of America, Inc.*                                                               20,300
       1,100   Osteotech, Inc.*                                                                                    11,506
       2,400   Owens & Minor, Inc.                                                                                 44,640
       1,700   PAREXEL International Corporation*                                                                  21,964
       1,800   Pediatrix Medical Group, Inc.*                                                                      57,366
       3,900   Pharmaceutical Product Development, Inc.*                                                          102,063
         900   PolyMedica Corporation                                                                              33,525
       1,200   Possis Medical, Inc.*                                                                               23,040
       3,000   Priority Healthcare Corporation*                                                                    68,400
       3,400   Province Healthcare Company                                                                         34,000
       3,000   Regeneron Pharmaceuticals, Inc.*                                                                    18,990
       1,100   RehabCare Group, Inc.*                                                                              19,228
       3,400   Renal Care Group, Inc.*                                                                            110,160
       2,300   ResMed, Inc.*                                                                                       84,364
       2,400   Respironics, Inc.*                                                                                  92,208
       1,900   Sierra Health Services, Inc.*                                                                       31,540
       1,700   Sola International, Inc.*                                                                           23,817
       1,600   Sunrise Assisted Living, Inc.*                                                                      43,200
       1,200   SurModics, Inc.*                                                                                    43,608
       2,700   Sybron Dental Specialties, Inc.*                                                                    54,945
       2,900   TECHNE Corporation*                                                                                 64,409
       2,000   Theragenics Corporation*                                                                             8,940
       6,200   US Oncology, Inc.*                                                                                  44,516
       1,800   Viasys Healthcare, Inc.*                                                                            29,160
         900   Vital Signs, Inc.                                                                                   25,650
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,760,244
=========================================================================================================================

Industrials (19.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   A.O. Smith Corporation                                                                              59,640
       2,200   AAR Corporation                                                                                      8,536
       3,400   ABM Industries, Inc.                                                                                47,090
       2,900   Acuity Brands, Inc.                                                                                 44,167
       1,900   Administaff, Inc.*                                                                                  12,141
       4,200   Aeroflex, Inc.*                                                                                     22,596
       2,300   Albany International Corporation                                                                    54,602
       2,662   Alliant Techsystems, Inc.                                                                          143,003
         600   Angelica Corporation                                                                                10,074
       1,900   Apogee Enterprises, Inc.                                                                            19,646
       1,300   Applied Industrial Technologies, Inc.                                                               24,037
       2,100   Arbitron, Inc.*                                                                                     71,526
       1,800   Arkansas Best Corporation                                                                           45,630
       2,000   Armor Holdings, Inc.*                                                                               24,100
       1,300   Astec Industries, Inc.*                                                                             10,634
       1,450   AstroPower, Inc.                                                                                     4,292
       3,100   Atlantic Coast Airlines Holdings, Inc.*                                                             25,885
       2,400   Baldor Electric Company                                                                             53,376
       1,400   Barnes Group, Inc.                                                                                  29,456
       1,700   Belden, Inc.                                                                                        20,213
       2,300   Bowne & Company, Inc.                                                                               25,944
       1,600   Brady Corporation                                                                                   53,616
       1,500   Briggs & Stratton Corporation                                                                       67,710
         400   Butler Manufacturing Company                                                                         6,552
       1,800   C&D Technologies, Inc.                                                                              23,940
       1,400   CDI Corporation*                                                                                    39,102
       2,500   Central Parking Corporation                                                                         25,000
         700   Chemed Corporation                                                                                  24,402
       1,800   CLARCOR, Inc.                                                                                       67,338
       1,500   Coinstar, Inc.*                                                                                     27,435
         900   Consolidated Graphics, Inc.*                                                                        17,190
         500   CPI Corporation                                                                                      6,675
       1,900   Cubic Corporation                                                                                   36,841
       1,200   Cuno, Inc.*                                                                                         43,008
         700   Curtiss-Wright Corporation                                                                          42,175
       1,500   Dionex Corporation*                                                                                 51,617
       1,600   DRS Technologies, Inc.*                                                                             44,816
       1,400   EDO Corporation                                                                                     26,390
       3,200   eFunds Corporation*                                                                                 29,280
       1,400   ElkCorp                                                                                             28,350
       1,100   EMCOR Group, Inc.*                                                                                  56,177
       1,150   Engineered Support Systems, Inc.                                                                    39,940
       1,400   Esterline Technologies Corporation*                                                                 24,850
       1,500   Forward Air Corporation*                                                                            37,740
       2,000   Frontier Airlines, Inc.*                                                                            12,100
       1,500   G & K Services, Inc.                                                                                40,995
       1,100   Gardner Denver, Inc.*                                                                               21,813
       3,000   GenCorp, Inc.                                                                                       22,800
       2,640   Global Payments, Inc.                                                                               81,866
       3,150   Graco, Inc.                                                                                         96,705
       2,220   Griffon Corporation*                                                                                30,236
       3,501   Heartland Express, Inc.*                                                                            80,523
       1,200   Heidrick & Struggles International, Inc.*                                                           16,800
       2,300   IDEX Corporation                                                                                    73,255
       1,300   Imagistics International, Inc.*                                                                     27,976
       1,800   Insituform Technologies, Inc.*                                                                      28,710
         800   Insurance Auto Auctions, Inc.*                                                                       9,680
       1,200   InVision Technologies, Inc.*                                                                        28,512
       1,200   Ionics, Inc.*                                                                                       22,800
       3,200   ITT Educational Services, Inc.                                                                      94,400
       3,000   JLG Industries, Inc.                                                                                16,320
       1,900   John H. Harland Company                                                                             45,505
       1,500   Kaman Corporation                                                                                   15,015
       4,200   Kansas City Southern, Inc.*                                                                         46,494
       2,100   Kaydon Corporation                                                                                  46,830
       1,700   Kirby Corporation*                                                                                  44,472
       2,600   Knight Transportation, Inc.*                                                                        62,660
       2,700   Kroll, Inc.*                                                                                        60,210
       2,800   Labor Ready, Inc.*                                                                                  18,060
       1,100   Landstar System, Inc.*                                                                              68,343
         700   Lawson Products, Inc.                                                                               18,900
       4,000   Lennox International, Inc.                                                                          59,440
         800   Lindsay Manufacturing Company                                                                       17,400
       1,100   Lydall, Inc.*                                                                                       10,450
       1,600   MagneTek, Inc.*                                                                                      3,456
       1,800   Manitowoc Company, Inc.                                                                             33,480
         900   MemberWorks, Inc.*                                                                                  19,737
       1,500   Mercury Computer Systems, Inc.*                                                                     31,500
       2,200   Mesa Air Group, Inc.*                                                                               11,836
       2,300   Milacron, Inc.                                                                                      12,006
       1,000   Mobile Mini, Inc.*                                                                                  15,860
       2,400   Mueller Industries, Inc.*                                                                           61,320
       1,800   NCO Group, Inc.*                                                                                    30,150
         900   New England Business Service, Inc.                                                                  22,905
       1,800   On Assignment, Inc.*                                                                                 8,640
       1,200   Oshkosh Truck Corporation                                                                           67,200
       2,700   Paxar Corporation*                                                                                  27,891
       1,700   Pegasus Solutions, Inc.*                                                                            20,230
       1,200   Pre-Paid Legal Services, Inc.*                                                                      27,672
       4,400   PRG-Schultz International, Inc.*                                                                    28,072
       1,700   Regal-Beloit Corporation                                                                            29,155
       2,200   Reliance Steel & Aluminum Company                                                                   37,400
       1,400   Roadway Corporation                                                                                 51,884
       1,000   Robbins & Myers, Inc.                                                                               17,190
       2,600   Shaw Group, Inc.*                                                                                   30,290
       1,700   Simpson Manufacturing Company, Inc.*                                                                59,704
       4,000   SkyWest, Inc.                                                                                       51,160
       1,200   SOURCECORP, Inc.*                                                                                   18,960
       4,100   Spherion Corporation*                                                                               17,835
         900   SPS Technologies, Inc.*                                                                             23,742
       1,900   Standard Register Company                                                                           32,832
         800   Standex International Corporation                                                                   16,888
       2,000   Stewart & Stevenson Services, Inc.                                                                  26,820
       3,700   Tetra Tech, Inc.*                                                                                   57,350
       1,200   Thomas Industries, Inc.                                                                             32,280
       6,000   Timken Company                                                                                     106,200
       2,700   Tredegar Corporation                                                                                34,722
       1,100   Triumph Group, Inc.*                                                                                28,908
       2,300   United Stationers, Inc.*                                                                            62,353
       1,200   Universal Forest Products, Inc.                                                                     21,120
       2,200   URS Corporation*                                                                                    31,240
       1,900   USFreightways Corporation                                                                           54,169
       1,700   Valmont Industries, Inc.                                                                            32,844
       2,900   Vicor Corporation*                                                                                  19,488
       1,000   Volt Information Sciences, Inc.*                                                                    13,230
       1,700   Wabash National Corporation*                                                                        15,946
       2,000   Waste Connections, Inc.*                                                                            67,280
       1,800   Watsco, Inc.                                                                                        27,882
       2,300   Watson Wyatt & Company Holdings*                                                                    46,920
       1,900   Watts Industries, Inc.                                                                              31,065
         800   Wolverine Tube, Inc.*                                                                                4,320
         800   Woodward Governor Company                                                                           29,616
       2,100   Yellow Corporation*                                                                                 56,070
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,404,820
=========================================================================================================================

Information Technology (14.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,700   Actel Corporation*                                                                                  33,677
       7,500   Adaptec, Inc.*                                                                                      51,300
       2,200   Advanced Energy Industries, Inc.*                                                                   21,142
       2,100   Allen Telecom, Inc.*                                                                                28,413
       2,500   Alliance Semiconductor Corporation*                                                                  9,450
       2,900   American Management Systems, Inc.*                                                                  35,670
       1,000   Analogic Corporation                                                                                47,750
       2,600   Anixter International, Inc.*                                                                        59,748
       1,000   ANSYS, Inc.*                                                                                        26,450
       2,600   Artesyn Technologies, Inc.*                                                                         10,894
       2,200   ATMI, Inc.*                                                                                         46,418
       1,500   Audiovox Corporation*                                                                               10,800
       1,900   Avid Technology, Inc.*                                                                              52,193
       6,800   Axcelis Technologies, Inc.*                                                                         38,624
       1,350   BARRA, Inc.*                                                                                        44,078
       1,000   BEI Technologies, Inc.                                                                               8,560
         800   Bel Fuse, Inc.                                                                                      15,760
       1,300   Bell Microproducts, Inc.*                                                                            5,954
       1,700   Benchmark Electronics, Inc.*                                                                        44,115
       1,400   Black Box Corporation                                                                               44,450
       2,500   Brooks Automation, Inc.*                                                                            21,175
         800   Brooktrout, Inc.*                                                                                    3,896
       2,500   C-COR.net Corporation*                                                                               8,525
       3,050   Cable Design Technologies Corporation*                                                              21,076
       2,000   CACI International, Inc.*                                                                           69,860
       2,100   Captaris, Inc.*                                                                                      6,720
       1,600   Carreker Corporation*                                                                                6,016
         900   Catapult Communications Corporation*                                                                 7,965
       2,200   Checkpoint Systems, Inc.*                                                                           29,370
       4,500   CIBER, Inc.*                                                                                        24,435
       3,000   Cognex Corporation*                                                                                 65,670
       2,000   Coherent, Inc.*                                                                                     46,000
       1,400   Cohu, Inc.                                                                                          25,214
         800   Concerto Software, Inc.*                                                                             3,640
       1,200   Concord Communications, Inc.*                                                                       15,156
       2,300   CTS Corporation                                                                                     19,205
       2,400   Cymer, Inc.*                                                                                        68,520
       2,700   Dendrite International, Inc.*                                                                       27,648
       1,400   Digi International, Inc.*                                                                            5,936
       1,900   DSP Group, Inc.*                                                                                    39,710
       1,300   DuPont Photomasks, Inc.*                                                                            24,167
       1,900   Electro Scientific Industries, Inc.*                                                                25,517
       2,700   ESS Technology, Inc.*                                                                               18,684
       2,800   Exar Corporation*                                                                                   41,300
       2,400   FactSet Research Systems, Inc.                                                                      83,520
       2,300   FEI Company*                                                                                        42,067
       2,500   FileNET Corporation*                                                                                38,475
       1,200   FLIR Systems, Inc.*                                                                                 62,496
       1,500   Gerber Scientific, Inc.*                                                                            12,375
       1,500   Global Imaging Systems, Inc.*                                                                       27,750
       4,200   Harmonic, Inc.*                                                                                     14,574
       1,800   Helix Technology Corporation                                                                        20,736
       1,800   Hutchinson Technology, Inc.*                                                                        42,552
       2,500   Hyperion Solutions Corporation*                                                                     70,700
       1,700   Inter-Tel, Inc.                                                                                     27,965
       1,123   Intermagnetics General Corporation*                                                                 21,820
       1,400   Itron, Inc.*                                                                                        28,028
       1,900   JDA Software Group, Inc.*                                                                           21,394
       1,000   Keithley Instruments, Inc.                                                                          12,200
       4,800   Kopin Corporation*                                                                                  23,088
       1,400   Kronos, Inc.*                                                                                       63,868
       3,400   Kulicke and Soffa Industries, Inc.*                                                                 17,646
       2,000   Manhattan Associates, Inc.*                                                                         48,380
       1,000   MapInfo Corporation*                                                                                 5,050
       1,500   MAXIMUS, Inc.*                                                                                      36,150
       2,400   Methode Electronics, Inc.                                                                           25,200
       1,200   MICROS Systems, Inc.*                                                                               30,036
       2,000   Microsemi Corporation*                                                                              23,460
       1,700   MRO Software, Inc.*                                                                                 14,569
       2,400   Netegrity, Inc.*                                                                                    11,376
       1,500   Network Equipment Technologies, Inc.*                                                               10,755
       2,100   NYFIX, Inc.*                                                                                        10,080
       1,400   Park Electrochemical Corporation                                                                    24,976
       1,300   PCTEL, Inc.*                                                                                        11,934
       1,800   Pericom Semiconductor Corporation*                                                                  15,264
       1,700   Phoenix Technologies, Ltd.*                                                                          7,701
       1,100   Photon Dynamics, Inc.*                                                                              24,090
       2,200   Photronics, Inc.*                                                                                   27,654
       4,300   Pinnacle Systems, Inc.*                                                                             40,635
       2,200   Pioneer-Standard Electronics, Inc.                                                                  21,318
         900   Planar Systems, Inc.*                                                                               15,831
       2,000   Power Integrations, Inc.*                                                                           44,264
       2,300   Progress Software Corporation*                                                                      44,827
       1,100   QRS Corporation*                                                                                     5,720
       1,900   Radiant Systems, Inc.*                                                                              12,027
       1,200   RadiSys Corporation*                                                                                10,152
       1,800   Rainbow Technologies, Inc.*                                                                         16,128
       1,100   Rogers Corporation*                                                                                 36,410
       2,200   Roper Industries, Inc.                                                                              67,298
       1,300   Roxio, Inc.*                                                                                         6,825
       1,100   Rudolph Technologies, Inc.*                                                                         16,621
       1,000   SBS Technologies, Inc.*                                                                              8,190
       1,000   SCM Microsystems, Inc.*                                                                              3,820
       2,800   SERENA Software, Inc.*                                                                              44,128
       9,600   Skyworks Solutions, Inc.*                                                                           51,360
       1,200   SPSS, Inc.*                                                                                         14,856
       1,100   Standard Microsystems Corporation*                                                                  13,926
       1,000   StarTek, Inc.*                                                                                      27,660
         900   Supertex, Inc.*                                                                                     14,355
       2,850   Symmetricom, Inc.*                                                                                  11,742
       2,300   Systems & Computer Technology Corporation*                                                          16,491
       2,900   Take-Two Interactive Software, Inc.*                                                                65,250
         900   TALX Corporation                                                                                    11,448
       2,800   Technitrol, Inc.*                                                                                   44,212
       2,200   Teledyne Technologies, Inc.*                                                                        30,976
       2,800   THQ, Inc.*                                                                                          39,564
       1,500   Three-Five Systems, Inc.*                                                                            7,650
         900   Tollgrade Communications, Inc.*                                                                     13,059
       2,200   Trimble Navigation, Ltd.*                                                                           55,550
       1,500   Ultratech Stepper, Inc.*                                                                            21,255
       2,400   Varian Semiconductor Equipment, Inc.*                                                               55,320
       2,000   Veeco Instruments, Inc.*                                                                            32,180
       2,600   Verity, Inc.*                                                                                       42,978
       1,800   ViaSat, Inc.*                                                                                       19,152
       1,500   Websense, Inc.*                                                                                     21,405
       1,400   X-Rite, Inc.                                                                                        14,266
       2,200   Zebra Technologies Corporation*                                                                    146,674
       1,400   ZixIt Corporation*                                                                                   6,818
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     3,391,121
=========================================================================================================================

Materials (4.6%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   A. Schulman, Inc.                                                                                   32,718
       1,100   A.M. Castle & Company*                                                                               5,082
       2,500   AptarGroup, Inc.                                                                                    86,050
       1,600   Arch Chemicals, Inc.                                                                                34,128
       1,100   Brush Engineered Materials, Inc.*                                                                    5,830
       2,500   Buckeye Technologies, Inc.*                                                                         13,250
       1,800   Cambrex Corporation                                                                                 31,320
       1,900   Caraustar Industries, Inc.*                                                                         13,072
       1,400   Century Aluminum Company                                                                             9,310
       1,100   Chesapeake Corporation                                                                              19,756
         700   Cleveland-Cliffs, Inc.*                                                                             12,600
       2,000   Commercial Metals Company                                                                           30,920
       1,100   Commonwealth Industries, Inc.                                                                        5,335
         800   Deltic Timber Corporation                                                                           19,568
       2,050   Florida Rock Industries, Inc.                                                                       77,900
       2,300   Georgia Gulf Corporation                                                                            51,980
       2,000   H.B. Fuller Company                                                                                 49,060
       1,000   IMCO Recycling, Inc.*                                                                                6,900
       2,200   MacDermid, Inc.                                                                                     50,006
       5,200   Massey Energy Company                                                                               54,236
         900   Material Sciences Corporation*                                                                       7,245
       2,080   Myers Industries, Inc.                                                                              20,883
       1,900   OM Group, Inc.                                                                                      22,154
       2,700   OMNOVA Solutions, Inc.*                                                                              9,585
         600   Penford Corporation                                                                                  8,094
       6,400   PolyOne Corporation                                                                                 29,568
       1,100   Pope & Talbot, Inc.                                                                                 14,619
         700   Quaker Chemical Corporation                                                                         15,645
       1,100   Quanex Corporation                                                                                  31,636
       2,400   Rock-Tenn Company, Class A                                                                          32,160
       1,400   RTI International Metals, Inc.*                                                                     14,140
       1,700   Ryerson Tull, Inc.                                                                                  12,767
       2,200   Scotts Company*                                                                                    125,290
       3,300   Steel Dynamics, Inc.*                                                                               39,930
         600   Steel Technologies, Inc.                                                                             6,588
       3,000   Stillwater Mining Company*                                                                           8,100
       1,500   Texas Industries, Inc.                                                                              29,610
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,037,035
=========================================================================================================================

Telecommunication Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   Boston Communications Group, Inc.*                                                                  21,708
       3,900   General Communication, Inc.*                                                                        24,145
       1,650   Metro One Telecommunications, Inc.*                                                                 10,676
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                    56,529
=========================================================================================================================

Utilities (4.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   American States Water Company                                                                       28,424
       3,200   Atmos Energy Corporation                                                                            72,896
       3,300   Avista Corporation                                                                                  39,039
         800   Cascade Natural Gas Corporation                                                                     15,256
         800   Central Vermont Public Service Corporation                                                          14,152
       1,100   CH Energy Group, Inc.                                                                               46,255
       3,300   Cleco Corporation                                                                                   49,500
       3,400   El Paso Electric Company*                                                                           38,556
       2,400   Energen Corporation                                                                                 78,720
         300   Green Mountain Power Corporation                                                                     6,270
       1,300   Laclede Group, Inc.                                                                                 31,330
       1,900   New Jersey Resources Corporation                                                                    65,075
       1,800   Northwest Natural Gas Company                                                                       46,494
       2,600   NorthWestern Corporation                                                                             6,292
       1,100   NUI Corporation                                                                                     15,477
       2,300   Piedmont Natural Gas Company, Inc.                                                                  85,928
       3,865   Southern Union Company*                                                                             53,917
       2,300   Southwest Gas Corporation                                                                           47,748
       2,300   Southwestern Energy Company*                                                                        30,613
       2,900   UGI Corporation                                                                                     91,640
       1,000   UIL Holdings Corporation                                                                            36,110
       2,300   UniSource Energy Corporation                                                                        41,009
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    940,701
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $24,847,390)                                                           22,679,299
=========================================================================================================================

      Shares   Short-Term Investments (0.3%)                            Interest Rate (b) Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      61,918   The AAL Money Market Fund                                        0.840%              N/A           $61,918
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                    61,918
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $24,909,308)                                                           $22,741,217
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Value Fund
Schedule of Investments as of April 30, 2003 (a)

     Shares   Common Stock (94.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (19.6%)
-------------------------------------------------------------------------------------------------------------------------
      20,600   Aeropostale, Inc.*                                                                                $370,800
      12,500   Cost Plus, Inc.*                                                                                   384,125
      40,700   Deckers Outdoor Corporation*                                                                       244,200
       4,900   Ethan Allen Interiors, Inc.                                                                        165,032
      12,000   Hasbro, Inc.                                                                                       192,000
       8,500   Hearst-Argyle Television, Inc.*                                                                    204,765
      32,600   Insight Enterprises, Inc.*                                                                         245,804
      49,600   Interface, Inc.                                                                                    178,560
       8,600   International Speedway Corporation*                                                                338,066
       6,100   KB Home                                                                                            300,547
       5,000   Lear Corporation*                                                                                  198,700
       5,600   Lee Enterprises, Inc.                                                                              200,872
       8,100   Michaels Stores, Inc.*                                                                             253,044
      19,700   Monaco Coach Corporation*                                                                          266,344
       6,700   O'Charley's, Inc.*                                                                                 135,608
       6,700   Quiksilver, Inc.*                                                                                  218,420
      22,200   Radio One, Inc.*                                                                                   344,766
      12,600   Red Robin Gourmet Burgers*                                                                         192,654
       6,600   Ross Stores, Inc.                                                                                  250,140
      10,200   Ruby Tuesday, Inc.                                                                                 200,940
       5,700   Ryland Group, Inc.                                                                                 309,111
       6,900   SCP Pool Corporation*                                                                              227,769
       2,900   Timberland Company*                                                                                144,971
       8,100   Toll Brothers, Inc.*                                                                               188,325
      29,500   Tower Automotive, Inc.*                                                                             82,600
      31,800   Toys 'R' Us, Inc.*                                                                                 325,950
      10,400   West Marine, Inc.*                                                                                 169,936
       5,600   Winnebago Industries, Inc.                                                                         207,312
      11,800   Wolverine World Wide, Inc.                                                                         217,592
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,758,953
=========================================================================================================================

Consumer Staples (3.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,400   American Italian Pasta Company*                                                                    282,240
      24,200   Casey's General Stores, Inc.                                                                       313,390
      15,400   Hain Celestial Group, Inc.*                                                                        265,804
       8,900   Schweitzer-Mauduit International, Inc.                                                             194,821
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,056,255
=========================================================================================================================

Energy (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      30,900   Chesapeake Energy Corporation                                                                      249,054
      12,700   Key Energy Services, Inc.*                                                                         127,889
      17,400   Maverick Tube Corporation*                                                                         309,546
       7,500   Newfield Exploration Company*                                                                      257,925
       7,500   Patterson-UTI Energy, Inc.*                                                                        248,175
       6,600   Pogo Producing Company                                                                             261,360
       6,600   Precision Drilling Corporation*                                                                    226,908
      16,500   Pride International, Inc.*                                                                         256,080
      14,100   TETRA Technologies, Inc.*                                                                          375,060
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,311,997
=========================================================================================================================

Financials (20.9%)
-------------------------------------------------------------------------------------------------------------------------
      12,700   Affiliated Managers Group, Inc.*                                                                   588,137
      18,300   Allegiant Bancorp, Inc.                                                                            314,943
       8,000   AMB Property Corporation                                                                           218,400
      10,500   American Capital Strategies, Ltd.                                                                  254,730
       5,700   Bank of the Ozarks, Inc.                                                                           193,800
      12,621   BOK Financial Corporation*                                                                         455,113
       8,500   Corus Bankshares, Inc.                                                                             366,435
       4,700   Downey Financial Corporation                                                                       206,330
       6,700   Fidelity National Financial, Inc.                                                                  230,480
      15,300   Greater Bay Bancorp                                                                                244,800
      16,100   HCC Insurance Holdings, Inc.                                                                       442,750
       9,500   I Shares Russell 2000 Index Fund                                                                   754,205
       7,100   I Shares S&P Smallcap 600 Index Fund                                                               703,468
       7,700   IBERIABANK Corporation                                                                             335,335
       6,900   IPC Holdings, Ltd.                                                                                 237,015
       7,000   Mills Corporation                                                                                  223,720
      28,600   Nara Bancorp, Inc.                                                                                 421,593
       4,400   Penns Woods Bancorp, Inc.                                                                          206,008
       8,100   Platinum Underwriters Holdings, Ltd.                                                               214,245
       5,600   Protective Life Corporation                                                                        160,888
       7,200   Reinsurance Group of America                                                                       206,280
       6,900   SL Green Realty Corporation                                                                        222,387
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 7,201,062
=========================================================================================================================

Health Care (6.4%)
-------------------------------------------------------------------------------------------------------------------------
       8,600   Alpharma, Inc.                                                                                     160,390
       8,200   American Pharmaceutical Partners, Inc.*                                                            191,470
      11,300   Apria Healthcare Group, Inc.*                                                                      264,985
      47,200   Bio-Technology General Corporation*                                                                163,312
      14,800   CONMED Corporation*                                                                                257,816
       8,100   Cooper Companies, Inc.                                                                             225,990
      16,200   D & K Healthcare Resources, Inc.                                                                   212,706
       1,900   Medicis Pharmaceutical Corporation*                                                                109,516
      10,700   Omnicare, Inc.                                                                                     283,764
       7,000   Sybron Dental Specialties, Inc.*                                                                   142,450
      11,100   United Surgical Partners International, Inc.*                                                      205,683
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,218,082
=========================================================================================================================

Industrials (17.8%)
-------------------------------------------------------------------------------------------------------------------------
       9,600   A.O. Smith Corporation                                                                             286,272
       3,100   Alliant Techsystems, Inc.                                                                          166,532
      19,500   Allied Waste Industries, Inc.*                                                                     161,850
       8,700   Arkansas Best Corporation                                                                          220,545
      18,300   Atlantic Coast Airlines Holdings, Inc.*                                                            152,805
      22,800   Circor International, Inc.                                                                         372,780
      15,800   Consolidated Graphics, Inc.*                                                                       301,780
       4,400   Donaldson Company, Inc.                                                                            175,648
       7,500   EDO Corporation                                                                                    141,375
       6,900   EMCOR Group, Inc.*                                                                                 352,383
       9,900   Fastenal Company                                                                                   342,441
      23,400   Griffon Corporation*                                                                               318,708
     109,400   Hall, Kinion & Associates, Inc.*                                                                   191,450
       8,300   HON INDUSTRIES, Inc.                                                                               245,514
       9,400   IDEX Corporation                                                                                   299,390
      70,600   KForce, Inc.*                                                                                      280,988
      11,800   Mueller Industries, Inc.*                                                                          301,490
       2,100   Oshkosh Truck Corporation                                                                          117,600
      18,200   Regal-Beloit Corporation                                                                           312,130
      22,300   Robbins & Myers, Inc.                                                                              383,337
      10,200   SkyWest, Inc.                                                                                      130,458
      10,400   Stewart & Stevenson Services, Inc.                                                                 139,464
      12,100   Thomas Industries, Inc.                                                                            325,490
      14,500   Watson Wyatt & Company Holdings*                                                                   295,800
       6,300   Werner Enterprises, Inc.                                                                           142,317
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                6,158,547
=========================================================================================================================

Information Technology (13.3%)
-------------------------------------------------------------------------------------------------------------------------
      14,200   Acxiom Corporation*                                                                                198,232
      76,400   ADC Telecommunications, Inc.*                                                                      182,443
       9,400   Advanced Fibre Communications, Inc.*                                                               143,820
      57,900   Artesyn Technologies, Inc.*                                                                        242,601
       9,600   Autodesk, Inc.                                                                                     149,376
      18,300   Axcelis Technologies, Inc.*                                                                        103,944
      11,600   Brooks Automation, Inc.*                                                                            98,252
      45,100   CIBER, Inc.*                                                                                       244,893
       4,600   Cognos, Inc.*                                                                                      124,844
       9,800   Credence Systems Corporation*                                                                       69,580
       3,100   Fair Isaac Corporation                                                                             161,448
      13,400   Ingram Micro, Inc., Class A*                                                                       134,000
      14,900   Integrated Device Technology, Inc.*                                                                153,917
       8,500   International Rectifier Corporation*                                                               192,270
      21,600   Ixia*                                                                                              131,544
       9,600   JDA Software Group, Inc.*                                                                          108,096
      21,900   Legato Systems, Inc.*                                                                              129,648
      13,700   Littelfuse, Inc.*                                                                                  267,972
      85,400   Management Network Group, Inc.*                                                                    104,188
      17,100   Methode Electronics, Inc.                                                                          179,550
      22,200   MoldFlow Corporation*                                                                              177,622
       4,600   Novellus Systems, Inc.*                                                                            128,984
      49,400   Parametric Technology Corporation*                                                                 163,020
       8,500   Photronics, Inc.*                                                                                  106,845
      13,900   Plexus Corporation*                                                                                141,502
      10,300   SPSS, Inc.*                                                                                        127,514
       8,900   Tech Data Corporation*                                                                             213,600
      11,700   Tollgrade Communications, Inc.*                                                                    169,767
      11,600   VeriSign, Inc.*                                                                                    144,072
       7,100   Vishay Intertechnology, Inc.*                                                                       88,750
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,582,294
=========================================================================================================================

Materials (3.4%)
-------------------------------------------------------------------------------------------------------------------------
      11,000   Lafarge North America, Inc.                                                                        350,350
       9,200   MacDermid, Inc.                                                                                    209,116
      15,600   NOVA Chemicals Corporation                                                                         333,840
       4,400   Peabody Energy Corporation                                                                         123,640
      14,900   Wausau-Mosinee Paper Corporation                                                                   158,536
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,175,482
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
       7,400   Atmos Energy Corporation                                                                           168,572
       4,000   CH Energy Group, Inc.                                                                              168,200
       6,100   Energen Corporation                                                                                200,080
       6,900   Northwest Natural Gas Company                                                                      178,227
       5,100   Piedmont Natural Gas Company, Inc.                                                                 190,536
       6,400   Puget Energy, Inc.                                                                                 135,168
       9,600   UniSource Energy Corporation                                                                       171,168
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,211,951
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $29,951,738)                                                           32,674,623
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (5.3%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $475,000   Federal National Mortgage Association                            1.250%         5/1/2003          $475,000
   1,366,875   The AAL Money Market Fund                                        0.840               N/A         1,366,875
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,841,875
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $31,793,613)                                                           $34,516,498
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Stock Fund
Schedule of Investments as of April 30, 2003(a)

      Shares   Common Stock (96.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (16.1%)
-------------------------------------------------------------------------------------------------------------------------
     104,200   Abercrombie & Fitch Company*                                                                    $3,426,096
      92,000   American Axle & Manufacturing Holdings, Inc.*                                                    2,292,640
     175,400   Applebee's International, Inc.                                                                   4,805,960
     284,100   Belo Corporation                                                                                 6,395,091
     165,400   Brinker International, Inc.*                                                                     5,251,450
      84,000   CDW Computer Centers, Inc.*                                                                      3,581,760
      51,500   Coach, Inc.                                                                                      2,240,765
      53,400   Entercom Communications Corporation*                                                             2,594,706
     204,900   Family Dollar Stores, Inc.                                                                       7,005,531
     260,600   Hilton Hotels Corporation                                                                        3,471,192
     129,400   Insight Communications Company, Inc.*                                                            1,776,662
      60,600   International Speedway Corporation*                                                              2,382,186
     103,300   KB Home                                                                                          5,089,591
     106,200   Lamar Advertising Company*                                                                       3,814,704
      74,900   Lennar Corporation                                                                               4,062,576
     281,800   Linens 'n Things, Inc.*                                                                          5,971,342
     233,800   Macrovision Corporation*                                                                         4,131,246
     177,300   Mattel, Inc.                                                                                     3,854,502
     201,300   MGM Mirage*                                                                                      5,720,946
      80,300   Michaels Stores, Inc.*                                                                           2,508,572
      57,100   Pixar, Inc.*                                                                                     3,334,069
     220,800   Radio One, Inc.*                                                                                 3,378,240
     162,300   Reader's Digest Association, Inc.                                                                1,947,600
     121,300   Reebok International, Ltd.*                                                                      3,767,578
     195,200   Ross Stores, Inc.                                                                                7,398,080
     176,200   Ruby Tuesday, Inc.                                                                               3,471,140
       8,960   Washington Post Company, Class B                                                                 6,531,840
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   110,206,065
=========================================================================================================================

Consumer Staples (3.6%)
-------------------------------------------------------------------------------------------------------------------------
     148,500   Dean Foods Company*                                                                              6,464,205
      84,300   Hershey Foods Corporation                                                                        5,500,575
     379,100   Hormel Foods Corporation                                                                         8,723,091
     402,600   Tyson Foods, Inc.                                                                                3,877,038
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          24,564,909
=========================================================================================================================

Energy (9.5%)
-------------------------------------------------------------------------------------------------------------------------
     426,500   Chesapeake Energy Corporation                                                                    3,437,590
      83,700   Cooper Cameron Corporation*                                                                      4,005,882
     183,500   ENSCO International, Inc.                                                                        4,660,900
     145,500   EOG Resources, Inc.                                                                              5,438,790
      95,400   Murphy Oil Corporation                                                                           3,973,410
      94,825   Nabors Industries, Ltd.*                                                                         3,717,140
     106,700   Noble Corporation*                                                                               3,302,365
      92,900   Patterson-UTI Energy, Inc.*                                                                      3,074,061
     104,400   Precision Drilling Corporation*                                                                  3,589,272
     234,800   Pride International, Inc.*                                                                       3,644,096
     132,500   Smith International, Inc.                                                                        4,711,700
     221,300   Valero Energy Corporation                                                                        8,132,775
     215,500   Varco International, Inc.*                                                                       3,790,645
     153,400   Weatherford International, Ltd.*                                                                 6,171,282
     198,666   XTO Energy, Inc.                                                                                 3,873,987
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    65,523,895
=========================================================================================================================

Financials (17.4%)
-------------------------------------------------------------------------------------------------------------------------
     119,600   AMB Property Corporation                                                                         3,265,080
     407,600   Banknorth Group, Inc.                                                                            9,733,488
     206,700   CIT Group, Inc.                                                                                  4,210,479
     212,800   City National Corporation                                                                        8,760,976
     124,000   Compass Bancshares, Inc.                                                                         4,181,280
      78,300   Countrywide Financial Corporation                                                                5,293,080
      76,016   Fidelity National Financial, Inc.                                                                2,614,950
      42,000   General Growth Properties, Inc.                                                                  2,336,040
     216,100   Greater Bay Bancorp                                                                              3,457,600
     138,800   GreenPoint Financial Corporation                                                                 6,629,088
     332,000   LaBranche & Company, Inc.                                                                        5,504,560
     108,400   Lincoln National Corporation                                                                     3,464,464
      94,900   M&T Bank Corporation                                                                             8,016,203
     267,300   National Commerce Financial Corporation                                                          5,436,882
     203,600   North Fork Bancorporation, Inc.                                                                  6,588,496
     329,200   PMI Group, Inc.                                                                                 10,145,944
     198,300   Protective Life Corporation                                                                      5,697,159
     106,900   Public Storage, Inc.                                                                             3,436,835
     116,200   SEI Investments Company                                                                          3,059,546
     249,600   TCF Financial Corporation                                                                        9,884,160
      28,300   Willis Group Holdings, Ltd.                                                                        882,677
     133,500   Zions Bancorporation                                                                             6,577,545
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               119,176,532
=========================================================================================================================

Health Care (14.2%)
-------------------------------------------------------------------------------------------------------------------------
      87,000   Anthem, Inc.*                                                                                    5,971,680
     120,000   Beckman Coulter, Inc.                                                                            4,664,400
      92,100   Coventry Health Care, Inc.*                                                                      3,759,522
      70,900   Edwards Lifesciences Corporation*                                                                2,046,883
     126,500   Express Scripts, Inc.*                                                                           7,458,440
     187,100   Gilead Sciences, Inc.*                                                                           8,632,794
     195,200   Health Net, Inc.*                                                                                5,092,768
      50,900   Henry Schein, Inc.*                                                                              2,196,335
     139,500   IDEC Pharmaceuticals Corporation*                                                                4,568,625
     619,775   IVAX Corporation*                                                                                9,959,784
     134,100   MedImmune, Inc.*                                                                                 4,729,707
     268,000   Millennium Pharmaceuticals, Inc.*                                                                2,948,000
     216,700   Mylan Laboratories, Inc.                                                                         6,126,109
      69,700   Patterson Dental Company*                                                                        2,799,849
     129,100   Quest Diagnostics, Inc.*                                                                         7,713,725
     214,200   Sicor, Inc.*                                                                                     3,840,606
     109,200   STERIS Corporation*                                                                              2,478,840
     101,900   Triad Hospitals, Inc.*                                                                           2,242,819
     148,900   Universal Health Services, Inc.*                                                                 5,757,963
      93,400   Zimmer Holdings, Inc.*                                                                           4,380,460
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               97,369,309
=========================================================================================================================

Industrials (11.7%)
-------------------------------------------------------------------------------------------------------------------------
      76,925   Alliant Techsystems, Inc.                                                                        4,132,411
     163,600   Allied Waste Industries, Inc.*                                                                   1,357,880
      76,900   American Standard Companies, Inc.*                                                               5,474,511
     190,200   Ceridian Corporation*                                                                            2,653,290
     220,300   CheckFree Corporation*                                                                           6,073,671
      31,700   Donaldson Company, Inc.                                                                          1,265,464
     124,200   DST Systems, Inc.*                                                                               3,812,940
     129,800   Fastenal Company                                                                                 4,489,782
     187,000   Fiserv, Inc.*                                                                                    5,505,280
     116,700   L-3 Communications Holdings, Inc.                                                                5,181,480
     179,700   Manpower, Inc.                                                                                   5,908,536
     245,700   Nordson Corporation                                                                              6,206,382
      67,100   Parker Hannifin Corporation                                                                      2,729,628
     471,000   Republic Services, Inc.*                                                                        10,107,660
     366,700   Shaw Group, Inc.*                                                                                4,272,055
     199,200   SPX Corporation                                                                                  6,732,960
      65,200   Valassis Communications, Inc.*                                                                   1,734,320
      60,500   W.W. Grainger, Inc.                                                                              2,792,075
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               80,430,325
=========================================================================================================================

Information Technology (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      91,500   Adobe Systems, Inc.                                                                              3,162,240
     284,000   Advanced Fibre Communications, Inc.*                                                             4,345,200
     168,600   Affiliated Computer Services, Inc.*                                                              8,042,220
     139,600   Agilent Technologies, Inc.*                                                                      2,236,392
     193,400   Analog Devices, Inc.*                                                                            6,405,408
     117,800   Apple Computer, Inc.*                                                                            1,672,760
     116,700   Autodesk, Inc.                                                                                   1,815,852
     285,600   BEA Systems, Inc.*                                                                               3,058,776
     233,100   BearingPoint, Inc.*                                                                              1,904,427
      37,600   Cabot Microelectonics Corporation*                                                               1,625,072
     300,300   Cadence Design Systems, Inc.*                                                                    3,432,429
      83,800   Electronic Arts, Inc.*                                                                           4,966,826
      75,200   Fair Isaac Corporation                                                                           3,916,416
      67,400   Harris Corporation                                                                               1,924,944
     236,900   Lam Research Corporation*                                                                        3,442,157
     373,300   Lawson Software, Inc.*                                                                           1,892,631
     612,600   Legato Systems, Inc.*                                                                            3,626,592
     118,500   McDATA Corporation*                                                                              1,253,730
     254,550   Microchip Technology, Inc.                                                                       5,292,095
     152,900   Network Associates, Inc.*                                                                        1,747,647
     304,400   PerkinElmer, Inc.                                                                                3,019,648
      40,800   QLogic Corporation*                                                                              1,794,792
     242,500   RF Micro Devices, Inc.*                                                                          1,151,875
     157,300   Storage Technology Corporation*                                                                  3,888,456
     183,400   SunGard Data Systems, Inc.*                                                                      3,943,100
     371,200   Symbol Technologies, Inc.                                                                        4,057,216
      75,500   UTStarcom, Inc.*                                                                                 1,643,711
      60,000   Xilinx, Inc.*                                                                                    1,624,200
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    86,886,812
=========================================================================================================================

Materials (3.6%)
-------------------------------------------------------------------------------------------------------------------------
      72,000   Bowater, Inc.                                                                                    2,802,960
     654,600   Domtar, Inc.                                                                                     6,899,484
     210,700   FMC Corporation*                                                                                 3,817,884
     194,800   Lafarge North America, Inc.                                                                      6,204,380
     397,000   Sappi, Ltd.                                                                                      4,902,950
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 24,627,658
=========================================================================================================================

Miscellaneous (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      38,800   S&P 400 Mid-Cap Depository Receipts                                                              3,111,760
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                              3,111,760
=========================================================================================================================

Telecommunication Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      56,100   Telephone and Data Systems, Inc.                                                                 2,417,349
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 2,417,349
=========================================================================================================================

Utilities (7.3%)
-------------------------------------------------------------------------------------------------------------------------
     197,600   CINergy Corporation                                                                              6,746,064
     177,600   DTE Energy Company                                                                               7,160,832
     163,300   Great Plains Energy, Inc.                                                                        4,273,561
      67,250   MDU Resources Group, Inc.                                                                        2,001,360
     357,300   National Fuel Gas Company                                                                        8,382,258
     129,000   NSTAR                                                                                            5,572,800
     325,000   Puget Energy, Inc.                                                                               6,864,000
     382,700   Vectren Corporation                                                                              8,897,775
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 49,898,650
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $692,722,009)                                                         664,213,264
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (3.2%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $4,800,000   Exxon Imperial U.S., Inc.                                        1.230%         5/2/2003        $4,799,836
   4,800,000   Starfish Global Funding, LLC                                     1.260          5/6/2003         4,799,147
  12,408,933   The AAL Money Market Fund                                        0.840               N/A        12,408,933
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                22,007,916
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $714,729,925)                                                         $686,221,180
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Index Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (97.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (16.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,966   99 CENTS Only Stores*                                                                              $57,918
       2,675   Abercrombie & Fitch Company*                                                                        87,954
       1,957   American Eagle Outfitters, Inc.*                                                                    34,248
       1,500   Applebee's International, Inc.                                                                      41,100
       1,886   ArvinMeritor, Inc.                                                                                  29,837
         580   Bandag, Inc.                                                                                        20,213
       1,795   Barnes & Noble, Inc.*                                                                               35,362
       3,115   Belo Corporation                                                                                    70,119
       1,830   BJ's Wholesale Club, Inc.*                                                                          25,840
       1,315   Blyth, Inc.                                                                                         34,690
         920   Bob Evans Farms, Inc.                                                                               23,340
       2,165   Borders Group, Inc.*                                                                                34,640
         720   BorgWarner, Inc.                                                                                    42,242
       2,690   Brinker International, Inc.*                                                                        85,408
       2,050   Callaway Golf Company                                                                               28,557
       2,800   CarMax, Inc.*                                                                                       59,220
       1,500   Catalina Marketing Corporation*                                                                     26,745
       1,380   CBRL Group, Inc.                                                                                    43,994
       2,350   CDW Computer Centers, Inc.*                                                                        100,204
       1,400   Cheesecake Factory, Inc.*                                                                           44,226
       2,300   Chico's FAS, Inc.                                                                                   55,982
       1,340   Claire's Stores, Inc.                                                                               34,827
       3,700   Clayton Homes, Inc.                                                                                 45,917
       2,500   Coach, Inc.                                                                                        108,775
       2,500   Copart, Inc.*                                                                                       21,100
       4,000   D.R. Horton, Inc.                                                                                   94,800
       3,102   Dollar Tree Stores, Inc.*                                                                           78,946
       1,500   Emmis Communications Corporation*                                                                   28,455
       1,400   Entercom Communications Corporation*                                                                68,026
       2,500   Extended Stay America, Inc.*                                                                        29,650
       1,295   Federal Signal Corporation                                                                          22,378
       1,500   Furniture Brands International, Inc.*                                                               35,625
       2,100   Gentex Corporation*                                                                                 63,420
       1,560   GTECH Holdings Corporation*                                                                         52,525
       2,535   Harte-Hanks, Inc.                                                                                   45,630
       3,040   Hispanic Broadcasting Corporation*                                                                  77,976
       1,455   International Speedway Corporation*                                                                 57,196
       1,600   Krispy Kreme Doughnuts, Inc.*                                                                       51,968
       1,875   Lear Corporation*                                                                                   74,513
       1,260   Lee Enterprises, Inc.                                                                               45,196
       1,800   Lennar Corporation                                                                                  97,632
       1,300   Macrovision Corporation*                                                                            22,971
       1,775   Mandalay Resort Group*                                                                              46,896
         635   Media General, Inc.                                                                                 34,900
       1,900   Michaels Stores, Inc.*                                                                              59,356
         940   Modine Manufacturing Company                                                                        18,988
       1,820   Mohawk Industries, Inc.*                                                                           100,955
       1,325   Neiman Marcus Group, Inc.*                                                                          42,466
       2,145   Outback Steakhouse, Inc.                                                                            76,662
       8,220   Park Place Entertainment Corporation*                                                               61,157
       2,025   Payless ShoeSource, Inc.                                                                            32,117
       3,800   PETsMART, Inc.*                                                                                     57,494
       2,500   Pier 1 Imports, Inc.                                                                                46,400
       2,615   Reader's Digest Association, Inc.                                                                   31,380
       2,160   Ross Stores, Inc.                                                                                   81,864
       1,800   Ruby Tuesday, Inc.                                                                                  35,460
       3,935   Saks, Inc.*                                                                                         35,218
       1,110   Scholastic Corporation*                                                                             31,535
       2,470   Six Flags, Inc.*                                                                                    14,524
         820   Superior Industries International, Inc.                                                             32,439
       1,000   Timberland Company*                                                                                 49,990
       1,900   Toll Brothers, Inc.*                                                                                44,175
       1,405   Unifi, Inc.*                                                                                         8,360
       2,100   United Rentals, Inc.*                                                                               21,630
         290   Washington Post Company, Class B                                                                   211,410
       2,960   Westwood One, Inc.*                                                                                103,304
       3,170   Williams-Sonoma, Inc.                                                                               82,040
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,500,085
=========================================================================================================================

Consumer Staples (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,110   Church & Dwight Company, Inc.                                                                       34,932
       2,500   Constellation Brands, Inc.*                                                                         67,025
       2,538   Dean Foods Company*                                                                                110,479
       2,605   Dial Corporation                                                                                    54,262
       1,020   Dreyer's Grand Ice Cream, Inc.                                                                      65,158
       2,400   Energizer Holdings, Inc.*                                                                           69,168
       3,825   Hormel Foods Corporation                                                                            88,013
       1,170   Interstate Bakeries Corporation                                                                     12,250
       1,395   J.M. Smucker Company                                                                                50,611
       1,045   Lancaster Colony Corporation                                                                        44,653
       1,000   Longs Drug Stores Corporation                                                                       15,490
       4,110   PepsiAmericas, Inc.                                                                                 51,334
       1,280   Ruddick Corporation                                                                                 17,037
       1,310   Sensient Technologies Corporation                                                                   28,951
       3,000   Smithfield Foods, Inc.*                                                                             58,800
       1,403   Toostie Roll Industries, Inc.                                                                       40,659
       9,692   Tyson Foods, Inc.                                                                                   93,334
         750   Universal Corporation                                                                               29,288
       1,600   Whole Foods Market, Inc.*                                                                           94,976
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,026,420
=========================================================================================================================

Energy (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,500   Cooper Cameron Corporation*                                                                         71,790
       4,080   ENSCO International, Inc.                                                                          103,632
       1,800   FMC Technologies, Inc.*                                                                             33,876
       1,300   Forest Oil Corporation*                                                                             27,014
       3,330   Grant Prideco, Inc.*                                                                                37,995
       1,810   Hanover Compressor Company*                                                                         15,222
       1,425   Helmerich & Payne, Inc.                                                                             36,665
       2,570   Murphy Oil Corporation                                                                             107,041
       2,300   National-Oilwell, Inc.*                                                                             48,277
       1,590   Noble Energy, Inc.                                                                                  52,788
         870   Overseas Shipholding Group, Inc.                                                                    16,365
       2,200   Patterson-UTI Energy, Inc.*                                                                         72,798
       3,260   Pioneer Natural Resources Company*                                                                  77,979
       1,700   Pogo Producing Company                                                                              67,320
       3,700   Pride International, Inc.*                                                                          57,424
       2,850   Smith International, Inc.                                                                          101,346
       1,680   Tidewater, Inc.                                                                                     45,192
       3,180   Valero Energy Corporation                                                                          116,865
       2,655   Varco International, Inc.*                                                                          46,701
       3,630   Weatherford International, Ltd.*                                                                   146,035
         900   Western Gas Resources, Inc.                                                                         33,012
       5,200   XTO Energy, Inc.                                                                                   101,400
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,416,737
=========================================================================================================================

Financials (19.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,175   A.G. Edwards, Inc.                                                                                  64,880
       1,465   Allmerica Financial Corporation*                                                                    22,415
       2,300   AMB Property Corporation                                                                            62,790
       1,900   American Financial Group, Inc.                                                                      42,142
       4,200   AmeriCredit Corporation*                                                                            28,518
       1,100   AmerUs Group Company                                                                                28,809
       2,400   Arthur J. Gallagher & Company                                                                       59,976
       2,096   Associated Banc-Corp                                                                                73,234
       2,430   Astoria Financial Corporation                                                                       60,799
       1,685   Bank of Hawaii Corporation                                                                          55,538
       4,400   Banknorth Group, Inc.                                                                              105,072
       1,900   Brown & Brown, Inc.                                                                                 67,963
       1,410   City National Corporation                                                                           58,050
       3,400   Colonial BancGroup, Inc.                                                                            43,282
       1,900   Commerce Bancorp, Inc.                                                                              77,273
       3,575   Compass Bancshares, Inc.                                                                           120,549
       9,890   E*TRADE Group, Inc.*                                                                                54,395
       1,900   Eaton Vance Corporation                                                                             56,620
       1,605   Everest Re Group, Ltd.                                                                             111,788
       2,930   Fidelity National Financial, Inc.                                                                  100,792
       2,000   First American Corporation                                                                          53,000
       1,987   First Virginia Banks, Inc.                                                                          81,169
       2,270   FirstMerit Corporation                                                                              46,535
       1,325   GATX Corporation                                                                                    24,963
       1,400   Greater Bay Bancorp                                                                                 22,400
       2,725   GreenPoint Financial Corporation                                                                   130,146
       1,700   HCC Insurance Holdings, Inc.                                                                        46,750
       4,275   Hibernia Corporation                                                                                77,463
       1,030   Horace Mann Educators Corporation                                                                   15,213
       1,700   Hospitality Properties Trust                                                                        48,977
       1,600   Independence Community Bank Corporation                                                             41,840
       1,500   IndyMac Bancorp, Inc.                                                                               33,420
       1,312   Investment Technology Group, Inc.*                                                                  18,748
       1,800   Investors Financial Services Corporation                                                            39,258
       1,600   LaBranche & Company, Inc.                                                                           26,528
       1,795   Legg Mason, Inc.                                                                                    97,469
       1,600   Leucadia National Corporation                                                                       60,960
       2,100   Liberty Property Trust                                                                              65,709
       3,300   M&T Bank Corporation                                                                               278,734
       1,600   Mack-Cali Realty Corporation                                                                        50,496
       1,890   Mercantile Bankshares Corporation                                                                   72,463
       1,300   MONY Group, Inc.                                                                                    30,199
       5,644   National Commerce Financial Corporation                                                            114,799
       1,900   Neuberger Berman, Inc.                                                                              58,330
       2,700   New Plan Excel Realty Trust, Inc.                                                                   53,946
       3,000   New York Community Bancorp, Inc.                                                                   104,160
       1,615   Ohio Casualty Corporation*                                                                          20,228
       3,285   Old Republic International Corporation                                                             100,521
       2,470   PMI Group, Inc.                                                                                     76,125
       1,855   Protective Life Corporation                                                                         53,294
       1,315   Provident Financial Group, Inc.                                                                     31,100
       2,600   Radian Group, Inc.                                                                                 103,220
       2,200   Roslyn Bancorp, Inc.                                                                                41,976
       2,900   SEI Investments Company                                                                             76,357
       1,100   Silicon Valley Bancshares*                                                                          25,718
       7,180   Sovereign Bancorp, Inc.                                                                            110,931
         800   StanCorp Financial Group, Inc.                                                                      42,960
       2,010   TCF Financial Corporation                                                                           79,596
       2,900   United Dominion Realty Trust, Inc.                                                                  48,401
       1,815   Unitrin, Inc.                                                                                       44,849
       1,600   W.R. Berkley Corporation                                                                            74,304
       2,200   Waddell & Reed Financial, Inc.                                                                      44,000
       1,270   Webster Financial Corporation                                                                       47,676
         925   Westamerica Bancorporation                                                                          39,868
       1,770   Wilmington Trust Corporation                                                                        47,631
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,097,315
=========================================================================================================================

Health Care (13.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,500   AdvancePCS, Inc.*                                                                                   75,150
       2,895   Apogent Technologies, Inc.*                                                                         49,736
       1,545   Apria Healthcare Group, Inc.*                                                                       36,230
       1,850   Barr Laboratories, Inc.                                                                            102,860
       1,710   Beckman Coulter, Inc.                                                                               66,468
       1,200   Charles River Laboratories International, Inc.*                                                     32,580
       2,800   Community Health Systems, Inc.*                                                                     53,200
       1,670   Covance, Inc.*                                                                                      29,609
       1,700   Coventry Health Care, Inc.*                                                                         69,394
       3,200   Cytyc Corporation*                                                                                  42,240
       2,132   Dentsply International, Inc.                                                                        79,843
       1,700   Edwards Lifesciences Corporation*                                                                   49,079
       2,170   Express Scripts, Inc.*                                                                             127,943
       2,650   First Health Group Corporation*                                                                     66,383
       5,440   Gilead Sciences, Inc.*                                                                             251,002
       3,450   Health Net, Inc.*                                                                                   90,011
       1,200   Henry Schein, Inc.*                                                                                 51,780
       1,730   Hillenbrand Industries, Inc.                                                                        86,327
       2,270   ICN Pharmaceuticals, Inc.                                                                           19,863
       4,200   IDEC Pharmaceuticals Corporation*                                                                  137,550
       5,300   IVAX Corporation*                                                                                   85,171
       1,100   LifePoint Hospitals, Inc.*                                                                          21,472
       2,930   Lincare Holdings, Inc.*                                                                             88,984
       7,922   Millennium Pharmaceuticals, Inc.*                                                                   87,142
       5,115   Mylan Laboratories, Inc.                                                                           144,601
       2,585   Omnicare, Inc.                                                                                      68,554
       2,300   Oxford Health Plans, Inc.*                                                                          67,321
         975   PacifiCare Health Systems, Inc.*                                                                    31,044
       1,900   Patterson Dental Company*                                                                           76,323
       1,830   Perrigo Company                                                                                     28,109
         900   Pharmaceutical Resources, Inc.*                                                                     39,555
       2,400   Protein Design Labs, Inc.*                                                                          23,832
       2,270   Sepracor, Inc.*                                                                                     43,471
       3,200   Sicor, Inc.*                                                                                        57,376
       1,880   STERIS Corporation*                                                                                 42,676
       2,100   Triad Hospitals, Inc.*                                                                              46,221
       1,700   Universal Health Services, Inc.*                                                                    65,739
       1,900   Varian Medical Systems, Inc.*                                                                      102,334
       2,100   Vertex Pharmaceuticals, Inc.*                                                                       25,347
       1,350   VISX, Inc.*                                                                                         21,141
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,683,661
=========================================================================================================================

Industrials (12.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,010   AGCO Corporation*                                                                                   36,602
       1,315   Airborne, Inc.                                                                                      26,116
         735   Alaska Air Group, Inc.*                                                                             13,105
       1,150   Alexander & Baldwin, Inc.                                                                           30,717
       2,330   ALLETE, Inc.                                                                                        55,361
         960   AMETEK, Inc.                                                                                        36,192
         710   Banta Corporation                                                                                   22,046
       3,300   BISYS Group, Inc.*                                                                                  55,704
       2,310   C.H. Robinson Worldwide, Inc.                                                                       84,985
       1,300   Career Education Corporation*                                                                       78,169
         865   Carlisle Companies, Inc.                                                                            39,236
       4,100   Ceridian Corporation*                                                                               57,195
       1,800   Certegy, Inc.*                                                                                      44,982
       2,170   CheckFree Corporation*                                                                              59,827
       2,400   ChoicePoint, Inc.                                                                                   84,672
       1,415   CNF, Inc.                                                                                           42,931
       1,200   Corinthian Colleges, Inc.                                                                           54,948
       1,345   CSG Systems International, Inc.*                                                                    14,163
       1,895   DeVry, Inc.*                                                                                        43,850
       1,195   Donaldson Company, Inc.                                                                             47,704
       3,290   DST Systems, Inc.*                                                                                 101,003
       2,100   Dun & Bradstreet Corporation*                                                                       79,380
       1,300   Dycom Industries, Inc.*                                                                             14,352
       1,000   Education Management Corporation*                                                                   48,820
       1,300   EGL, Inc.*                                                                                          20,852
       2,900   Expeditors International of Washington, Inc.                                                       105,441
       2,070   Fastenal Company                                                                                    71,601
       1,500   Flowserve Corporation*                                                                              23,160
       1,130   Granite Construction, Inc.                                                                          18,984
       1,130   Harsco Corporation                                                                                  38,951
       1,980   Herman Miller, Inc.                                                                                 34,630
       1,615   HON INDUSTRIES, Inc.                                                                                47,772
       1,655   Hubbell, Inc., Class B                                                                              53,126
       1,090   J.B. Hunt Transport Services, Inc.*                                                                 37,660
       1,520   Jacobs Engineering Group, Inc.*                                                                     62,548
         990   Kelly Services, Inc.                                                                                22,919
         965   Kennametal, Inc.                                                                                    30,388
       1,000   Korn/Ferry International*                                                                            6,880
       2,650   L-3 Communications Holdings, Inc.                                                                  117,660
       2,150   Manpower, Inc.                                                                                      70,692
         960   Nordson Corporation                                                                                 24,250
       1,415   Pentair, Inc.                                                                                       54,534
       1,405   Pittston Company                                                                                    17,914
       1,500   Precision Castparts Corporation                                                                     41,535
       1,800   Quanta Services, Inc.*                                                                               6,210
       4,500   Republic Services, Inc.*                                                                            96,570
       1,260   Rollins, Inc.                                                                                       30,517
         275   Sequa Corporation*                                                                                   8,459
       1,605   Sotheby's Holdings, Inc.*                                                                           14,108
       2,240   SPX Corporation                                                                                     75,712
       2,250   Swift Transportation Company, Inc.*                                                                 40,770
       1,100   Sylvan Learning Systems, Inc.*                                                                      19,294
         485   Tecumseh Products Company                                                                           19,516
       1,135   Teleflex, Inc.                                                                                      43,573
       1,220   Trinity Industries, Inc.                                                                            20,191
       1,475   Valassis Communications, Inc.*                                                                      39,235
       2,415   Viad Corporation                                                                                    48,566
       1,140   Wallace Computer Services, Inc.                                                                     29,788
       1,700   Werner Enterprises, Inc.                                                                            38,403
       1,120   York International Corporation                                                                      26,768
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                2,631,237
=========================================================================================================================

Information Technology (11.7%)
-------------------------------------------------------------------------------------------------------------------------
       9,900   3Com Corporation*                                                                                   51,480
       1,800   Activision, Inc.*                                                                                   27,540
       2,445   Acxiom Corporation*                                                                                 34,132
       1,045   ADTRAN, Inc.*                                                                                       42,302
       2,300   Advanced Fibre Communications, Inc.*                                                                35,190
         900   Advent Software, Inc.*                                                                              11,331
       3,650   Affiliated Computer Services, Inc.*                                                                174,105
       2,725   Arrow Electronics, Inc.*                                                                            45,998
       6,615   Ascential Software Corporation*                                                                     25,402
      12,790   Atmel Corporation*                                                                                  23,534
       3,260   Avnet, Inc.*                                                                                        41,565
       1,200   Avocent Corporation*                                                                                35,544
         717   Cabot Microelectonics Corporation*                                                                  30,989
       7,380   Cadence Design Systems, Inc.*                                                                       84,353
       1,600   CommScope, Inc.*                                                                                    13,712
       1,600   Credence Systems Corporation*                                                                       11,360
       2,000   Cree, Inc.*                                                                                         39,900
       3,340   Cypress Semiconductor Corporation*                                                                  29,125
       1,990   Diebold, Inc.                                                                                       79,560
       1,400   Fair Isaac Corporation                                                                              72,912
       3,200   Fairchild Semiconductor International, Inc.*                                                        37,984
       2,260   Gartner, Inc., Class B*                                                                             17,718
       1,795   Harris Corporation                                                                                  51,265
       1,000   Imation Corporation*                                                                                34,300
       1,000   InFocus Corporation*                                                                                 4,490
       2,805   Integrated Device Technology, Inc.*                                                                 28,976
       1,800   International Rectifier Corporation*                                                                40,716
       1,300   Internet Security Systems, Inc.*                                                                    17,056
       3,700   Intersil Corporation*                                                                               68,450
       2,400   Jack Henry & Associates, Inc.                                                                       31,272
       1,915   Keane, Inc.*                                                                                        18,461
       2,300   KEMET Corporation*                                                                                  21,091
       3,400   Lam Research Corporation*                                                                           49,402
       3,100   Lattice Semiconductor Corporation*                                                                  26,908
       3,130   Legato Systems, Inc.*                                                                               18,530
       1,300   LTX Corporation*                                                                                     8,775
       1,700   Macromedia, Inc.*                                                                                   21,437
       3,100   McDATA Corporation*                                                                                 32,798
       1,750   Mentor Graphics Corporation*                                                                        18,235
       2,500   Micrel, Inc.*                                                                                       29,275
       5,560   Microchip Technology, Inc.                                                                         115,592
       2,825   MPS Group, Inc.*                                                                                    19,069
       1,400   National Instruments Corporation*                                                                   44,912
       4,295   Network Associates, Inc.*                                                                           49,092
       1,000   Newport Corporation*                                                                                12,921
       1,800   Overture Services, Inc.*                                                                            19,260
       1,200   Plantronics, Inc.*                                                                                  22,200
       1,100   Plexus Corporation*                                                                                 11,198
       2,690   Polycom, Inc.*                                                                                      26,416
       1,800   Powerwave Technologies, Inc.*                                                                        7,236
       4,680   Quantum Corporation*                                                                                16,146
       1,400   Retek, Inc.*                                                                                         8,750
       1,855   Reynolds & Reynolds Company                                                                         53,443
       5,000   RF Micro Devices, Inc.*                                                                             23,750
       1,500   RSA Security, Inc.*                                                                                 14,385
       1,900   SanDisk Corporation*                                                                                45,980
       2,000   Semtech Corporation*                                                                                31,800
       1,400   Silicon Laboratories, Inc.*                                                                         39,830
       2,960   Storage Technology Corporation*                                                                     73,171
       2,600   Sybase, Inc.*                                                                                       33,280
       2,100   Synopsys, Inc.*                                                                                    102,144
       1,545   Tech Data Corporation*                                                                              37,080
       2,100   Titan Corporation*                                                                                  16,863
         885   Transaction Systems Architects, Inc.*                                                                6,151
       3,615   TriQuint Semiconductor, Inc.*                                                                       12,689
         900   Varian, Inc.*                                                                                       28,449
       4,395   Vishay Intertechnology, Inc.*                                                                       54,938
       2,100   Wind River Systems, Inc.*                                                                            6,951
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     2,420,869
=========================================================================================================================

Materials (4.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,995   Airgas, Inc.*                                                                                       40,359
       2,940   AK Steel Holding Corporation*                                                                        8,585
       1,180   Albemarle Corporation                                                                               31,860
       1,400   Arch Coal, Inc.                                                                                     25,312
       1,545   Bowater, Inc.                                                                                       60,147
       1,675   Cabot Corporation                                                                                   46,682
         580   Carpenter Technology Corporation                                                                     7,575
       3,120   Crompton Corporation                                                                                20,030
       1,065   Cytec Industries, Inc.*                                                                             34,091
       1,090   Ferro Corporation                                                                                   25,768
         900   FMC Corporation*                                                                                    16,308
       1,140   Glatfelter                                                                                          13,053
       3,080   IMC Global, Inc.                                                                                    27,905
       1,320   Longview Fibre Company                                                                              10,072
       1,470   Lubrizol Corporation                                                                                46,467
       4,410   Lyondell Chemical Company                                                                           64,166
       1,305   Martin Marietta Materials, Inc.                                                                     38,589
         570   Minerals Technologies, Inc.                                                                         25,223
       1,585   Olin Corporation                                                                                    28,720
       2,900   Packaging Corporation of America*                                                                   54,549
       1,400   Peabody Energy Corporation                                                                          39,340
         800   Potlatch Corporation                                                                                19,080
         745   Rayonier, Inc.                                                                                      37,518
       3,115   RPM International, Inc.                                                                             38,501
       2,675   Sonoco Products Company                                                                             58,449
       1,400   Valspar Corporation                                                                                 60,466
       1,420   Wausau-Mosinee Paper Corporation                                                                    15,109
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    893,924
=========================================================================================================================

Telecommunication Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,960   Broadwing, Inc.*                                                                                    27,595
       1,500   Price Communications Corporation*                                                                   18,315
       1,635   Telephone and Data Systems, Inc.                                                                    70,452
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   116,362
=========================================================================================================================

Utilities (6.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,685   AGL Resources, Inc.                                                                                 43,355
       2,475   Alliant Energy Corporation                                                                          43,461
       4,995   Aquila, Inc.                                                                                        13,886
         870   Black Hills Corporation                                                                             24,778
       3,445   DPL, Inc.                                                                                           47,679
       2,050   DQE, Inc.                                                                                           27,880
       3,965   Energy East Corporation                                                                             72,242
       1,700   Equitable Resources, Inc.                                                                           65,314
       1,930   Great Plains Energy, Inc.                                                                           50,508
         985   Hawaiian Electric Industries, Inc.                                                                  40,730
       1,025   IDACORP, Inc.                                                                                       26,230
       2,000   MDU Resources Group, Inc.                                                                           59,520
       2,170   National Fuel Gas Company                                                                           50,908
       3,725   Northeast Utilities                                                                                 55,577
       1,515   NSTAR                                                                                               65,448
       2,165   OGE Energy Corporation                                                                              38,862
       2,000   ONEOK, Inc.                                                                                         37,940
       4,532   Pepco Holdings, Inc.                                                                                77,860
       1,900   Philadelphia Suburban Corporation                                                                   43,035
       1,030   PNM Resources, Inc.                                                                                 22,856
       2,525   Puget Energy, Inc.                                                                                  53,328
       2,305   Questar Corporation                                                                                 69,611
       3,090   SCANA Corporation                                                                                   98,077
       2,770   Sierra Pacific Resources*                                                                           10,221
       1,840   Vectren Corporation                                                                                 42,780
       1,900   Westar Energy, Inc.                                                                                 26,714
       1,380   WGL Holdings, Inc.                                                                                  37,232
       3,210   Wisconsin Energy Corporation                                                                        84,519
         900   WPS Resources Corporation                                                                           36,270
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,366,821
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $22,533,541)                                                           20,153,431
=========================================================================================================================

      Shares   Short-Term Investments (2.6%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     531,385   The AAL Money Market Fund(c)                                     0.840%              N/A          $531,385
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   531,385
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $23,064,926)                                                           $20,684,816
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

(c)   At April 30, 2003, $29,400 in cash was pledged as the initial margin deposit and $531,385 of The AAL Money Market Fund was pledged as collateral to cover open financial futures contracts as follows:

                                                                                                 Notional
                          Number of        Expiration                            Market          Principal        Unrealized
Type                      Contracts              Date          Position           Value            Amount             Gain
----------------------------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures         13         June 2003              Long          $570,375          $537,361           $33,014

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Index Fund II
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (98.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (16.9%)
-------------------------------------------------------------------------------------------------------------------------
       3,000   99 CENTS Only Stores*                                                                              $88,380
       4,170   Abercrombie & Fitch Company*                                                                       137,110
       3,000   American Eagle Outfitters, Inc.*                                                                    52,500
       2,400   Applebee's International, Inc.                                                                      65,760
       2,917   ArvinMeritor, Inc.                                                                                  46,147
         880   Bandag, Inc.                                                                                        30,668
       2,760   Barnes & Noble, Inc.*                                                                               54,372
       4,810   Belo Corporation                                                                                   108,273
       2,920   BJ's Wholesale Club, Inc.*                                                                          41,230
       2,010   Blyth, Inc.                                                                                         53,024
       1,510   Bob Evans Farms, Inc.                                                                               38,309
       3,360   Borders Group, Inc.*                                                                                53,760
       1,220   BorgWarner, Inc.                                                                                    71,577
       4,175   Brinker International, Inc.*                                                                       132,556
       3,250   Callaway Golf Company                                                                               45,273
       4,400   CarMax, Inc.*                                                                                       93,060
       2,300   Catalina Marketing Corporation*                                                                     41,009
       2,100   CBRL Group, Inc.                                                                                    66,948
       3,640   CDW Computer Centers, Inc.*                                                                        155,210
       2,200   Cheesecake Factory, Inc.*                                                                           69,498
       3,600   Chico's FAS, Inc.                                                                                   87,624
       2,130   Claire's Stores, Inc.                                                                               55,359
       5,770   Clayton Homes, Inc.                                                                                 71,606
       3,900   Coach, Inc.                                                                                        169,689
       3,900   Copart, Inc.*                                                                                       32,916
       6,250   D.R. Horton, Inc.                                                                                  148,125
       4,870   Dollar Tree Stores, Inc.*                                                                          123,942
       2,300   Emmis Communications Corporation*                                                                   43,631
       2,200   Entercom Communications Corporation*                                                               106,898
       4,000   Extended Stay America, Inc.*                                                                        47,440
       1,980   Federal Signal Corporation                                                                          34,214
       2,420   Furniture Brands International, Inc.*                                                               57,475
       3,300   Gentex Corporation*                                                                                 99,660
       2,400   GTECH Holdings Corporation*                                                                         80,808
       3,920   Harte-Hanks, Inc.                                                                                   70,560
       4,720   Hispanic Broadcasting Corporation*                                                                 121,068
       2,350   International Speedway Corporation*                                                                 92,379
       2,400   Krispy Kreme Doughnuts, Inc.*                                                                       77,952
       2,860   Lear Corporation*                                                                                  113,656
       1,970   Lee Enterprises, Inc.                                                                               70,664
       2,800   Lennar Corporation                                                                                 151,872
       2,000   Macrovision Corporation*                                                                            35,340
       2,870   Mandalay Resort Group*                                                                              75,825
       1,010   Media General, Inc.                                                                                 55,510
       2,900   Michaels Stores, Inc.*                                                                              90,596
       1,450   Modine Manufacturing Company                                                                        29,290
       2,860   Mohawk Industries, Inc.*                                                                           158,644
       2,110   Neiman Marcus Group, Inc.*                                                                          67,626
       3,260   Outback Steakhouse, Inc.                                                                           116,512
      12,880   Park Place Entertainment Corporation*                                                               95,827
       2,970   Payless ShoeSource, Inc.                                                                            47,104
       5,900   PETsMART, Inc.*                                                                                     89,267
       4,000   Pier 1 Imports, Inc.                                                                                74,240
       4,190   Reader's Digest Association, Inc.                                                                   50,280
       3,350   Ross Stores, Inc.                                                                                  126,965
       2,700   Ruby Tuesday, Inc.                                                                                  53,190
       6,110   Saks, Inc.*                                                                                         54,685
       1,680   Scholastic Corporation*                                                                             47,729
       3,970   Six Flags, Inc.*                                                                                    23,344
       1,220   Superior Industries International, Inc.                                                             48,263
       1,600   Timberland Company*                                                                                 79,984
       3,000   Toll Brothers, Inc.*                                                                                69,750
       2,280   Unifi, Inc.*                                                                                        13,566
       3,200   United Rentals, Inc.*                                                                               32,960
         410   Washington Post Company, Class B                                                                   298,890
       4,550   Westwood One, Inc.*                                                                                158,795
       4,960   Williams-Sonoma, Inc.                                                                              128,365
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,424,749
=========================================================================================================================

Consumer Staples (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,720   Church & Dwight Company, Inc.                                                                       54,128
       3,900   Constellation Brands, Inc.*                                                                        104,559
       3,942   Dean Foods Company*                                                                                171,595
       4,100   Dial Corporation                                                                                    85,403
       1,540   Dreyer's Grand Ice Cream, Inc.                                                                      98,375
       3,750   Energizer Holdings, Inc.*                                                                          108,075
       6,000   Hormel Foods Corporation                                                                           138,060
       1,860   Interstate Bakeries Corporation                                                                     19,474
       2,188   J.M. Smucker Company                                                                                79,381
       1,530   Lancaster Colony Corporation                                                                        65,377
       1,600   Longs Drug Stores Corporation                                                                       24,784
       6,460   PepsiAmericas, Inc.                                                                                 80,685
       1,990   Ruddick Corporation                                                                                 26,487
       2,020   Sensient Technologies Corporation                                                                   44,642
       4,700   Smithfield Foods, Inc.*                                                                             92,120
       2,246   Toostie Roll Industries, Inc.                                                                       65,089
      15,122   Tyson Foods, Inc.                                                                                  145,625
       1,140   Universal Corporation                                                                               44,517
       2,500   Whole Foods Market, Inc.*                                                                          148,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,596,776
=========================================================================================================================

Energy (6.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,400   Cooper Cameron Corporation*                                                                        114,864
       6,470   ENSCO International, Inc.                                                                          164,338
       2,800   FMC Technologies, Inc.*                                                                             52,696
       2,000   Forest Oil Corporation*                                                                             41,560
       5,120   Grant Prideco, Inc.*                                                                                58,419
       2,790   Hanover Compressor Company*                                                                         23,464
       2,120   Helmerich & Payne, Inc.                                                                             54,548
       3,960   Murphy Oil Corporation                                                                             164,934
       3,600   National-Oilwell, Inc.*                                                                             75,564
       2,470   Noble Energy, Inc.                                                                                  82,004
       1,490   Overseas Shipholding Group, Inc.                                                                    28,027
       3,500   Patterson-UTI Energy, Inc.*                                                                        115,815
       5,050   Pioneer Natural Resources Company*                                                                 120,796
       2,700   Pogo Producing Company                                                                             106,920
       5,700   Pride International, Inc.*                                                                          88,464
       4,360   Smith International, Inc.                                                                          155,042
       2,610   Tidewater, Inc.                                                                                     70,209
       4,970   Valero Energy Corporation                                                                          182,648
       4,180   Varco International, Inc.*                                                                          73,526
       5,620   Weatherford International, Ltd.*                                                                   226,093
       1,400   Western Gas Resources, Inc.                                                                         51,352
       8,000   XTO Energy, Inc.                                                                                   156,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,207,283
=========================================================================================================================

Financials (20.0%)
-------------------------------------------------------------------------------------------------------------------------
       3,460   A.G. Edwards, Inc.                                                                                 103,212
       2,260   Allmerica Financial Corporation*                                                                    34,578
       3,600   AMB Property Corporation                                                                            98,280
       3,000   American Financial Group, Inc.                                                                      66,540
       6,600   AmeriCredit Corporation*                                                                            44,814
       1,700   AmerUs Group Company                                                                                44,523
       3,800   Arthur J. Gallagher & Company                                                                       94,962
       3,219   Associated Banc-Corp                                                                               112,472
       3,780   Astoria Financial Corporation                                                                       94,576
       2,670   Bank of Hawaii Corporation                                                                          88,003
       6,950   Banknorth Group, Inc.                                                                              165,966
       3,000   Brown & Brown, Inc.                                                                                107,310
       2,200   City National Corporation                                                                           90,574
       5,300   Colonial BancGroup, Inc.                                                                            67,469
       2,900   Commerce Bancorp, Inc.                                                                             117,943
       5,520   Compass Bancshares, Inc.                                                                           186,134
      15,570   E*TRADE Group, Inc.*                                                                                85,635
       3,000   Eaton Vance Corporation                                                                             89,400
       2,490   Everest Re Group, Ltd.                                                                             173,429
       4,500   Fidelity National Financial, Inc.                                                                  154,800
       3,100   First American Corporation                                                                          82,150
       3,100   First Virginia Banks, Inc.                                                                         126,635
       3,650   FirstMerit Corporation                                                                              74,825
       2,100   GATX Corporation                                                                                    39,564
       2,200   Greater Bay Bancorp                                                                                 35,200
       4,270   GreenPoint Financial Corporation                                                                   203,935
       2,700   HCC Insurance Holdings, Inc.                                                                        74,250
       6,760   Hibernia Corporation                                                                               122,491
       1,750   Horace Mann Educators Corporation                                                                   25,848
       2,700   Hospitality Properties Trust                                                                        77,787
       2,500   Independence Community Bank Corporation                                                             65,375
       2,400   IndyMac Bancorp, Inc.                                                                               53,472
       2,040   Investment Technology Group, Inc.*                                                                  29,152
       2,800   Investors Financial Services Corporation                                                            61,068
       2,500   LaBranche & Company, Inc.                                                                           41,450
       2,830   Legg Mason, Inc.                                                                                   153,669
       2,500   Leucadia National Corporation                                                                       95,250
       3,300   Liberty Property Trust                                                                             103,257
       5,100   M&T Bank Corporation                                                                               430,786
       2,500   Mack-Cali Realty Corporation                                                                        78,900
       2,980   Mercantile Bankshares Corporation                                                                  114,253
       2,000   MONY Group, Inc.                                                                                    46,460
       8,820   National Commerce Financial Corporation                                                            179,399
       3,050   Neuberger Berman, Inc.                                                                              93,635
       4,200   New Plan Excel Realty Trust, Inc.                                                                   83,916
       4,600   New York Community Bancorp, Inc.                                                                   159,712
       2,610   Ohio Casualty Corporation*                                                                          32,690
       5,210   Old Republic International Corporation                                                             159,426
       3,940   PMI Group, Inc.                                                                                    121,431
       2,950   Protective Life Corporation                                                                         84,754
       2,110   Provident Financial Group, Inc.                                                                     49,902
       4,000   Radian Group, Inc.                                                                                 158,800
       3,400   Roslyn Bancorp, Inc.                                                                                64,872
       4,600   SEI Investments Company                                                                            121,118
       1,700   Silicon Valley Bancshares*                                                                          39,746
      11,220   Sovereign Bancorp, Inc.                                                                            173,349
       1,300   StanCorp Financial Group, Inc.                                                                      69,810
       3,190   TCF Financial Corporation                                                                          126,324
       4,600   United Dominion Realty Trust, Inc.                                                                  76,774
       2,890   Unitrin, Inc.                                                                                       71,412
       2,400   W.R. Berkley Corporation                                                                           111,456
       3,400   Waddell & Reed Financial, Inc.                                                                      68,000
       1,950   Webster Financial Corporation                                                                       73,203
       1,510   Westamerica Bancorporation                                                                          65,081
       2,840   Wilmington Trust Corporation                                                                        76,424
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 6,417,631
=========================================================================================================================

Health Care (13.1%)
-------------------------------------------------------------------------------------------------------------------------
       3,900   AdvancePCS, Inc.*                                                                                  117,234
       4,490   Apogent Technologies, Inc.*                                                                         77,138
       2,340   Apria Healthcare Group, Inc.*                                                                       54,873
       2,850   Barr Laboratories, Inc.                                                                            158,460
       2,700   Beckman Coulter, Inc.                                                                              104,949
       1,900   Charles River Laboratories International, Inc.*                                                     51,585
       4,300   Community Health Systems, Inc.*                                                                     81,700
       2,590   Covance, Inc.*                                                                                      45,921
       2,600   Coventry Health Care, Inc.*                                                                        106,132
       4,900   Cytyc Corporation*                                                                                  64,680
       3,360   Dentsply International, Inc.                                                                       125,832
       2,590   Edwards Lifesciences Corporation*                                                                   74,773
       3,340   Express Scripts, Inc.*                                                                             196,926
       4,120   First Health Group Corporation*                                                                    103,206
       8,520   Gilead Sciences, Inc.*                                                                             393,113
       5,340   Health Net, Inc.*                                                                                  139,321
       1,900   Henry Schein, Inc.*                                                                                 81,985
       2,730   Hillenbrand Industries, Inc.                                                                       136,227
       3,570   ICN Pharmaceuticals, Inc.                                                                           31,238
       6,640   IDEC Pharmaceuticals Corporation*                                                                  217,460
       8,325   IVAX Corporation*                                                                                  133,783
       1,700   LifePoint Hospitals, Inc.*                                                                          33,184
       4,600   Lincare Holdings, Inc.*                                                                            139,702
      12,338   Millennium Pharmaceuticals, Inc.*                                                                  135,718
       7,950   Mylan Laboratories, Inc.                                                                           224,747
       4,080   Omnicare, Inc.                                                                                     108,202
       3,600   Oxford Health Plans, Inc.*                                                                         105,372
       1,500   PacifiCare Health Systems, Inc.*                                                                    47,760
       3,000   Patterson Dental Company*                                                                          120,510
       2,920   Perrigo Company                                                                                     44,851
       1,400   Pharmaceutical Resources, Inc.*                                                                     61,530
       3,800   Protein Design Labs, Inc.*                                                                          37,734
       3,620   Sepracor, Inc.*                                                                                     69,323
       5,000   Sicor, Inc.*                                                                                        89,650
       2,970   STERIS Corporation*                                                                                 67,419
       3,200   Triad Hospitals, Inc.*                                                                              70,432
       2,600   Universal Health Services, Inc.*                                                                   100,542
       3,000   Varian Medical Systems, Inc.*                                                                      161,580
       3,200   Vertex Pharmaceuticals, Inc.*                                                                       38,624
       2,220   VISX, Inc.*                                                                                         34,765
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,188,181
=========================================================================================================================

Industrials (12.8%)
-------------------------------------------------------------------------------------------------------------------------
       3,210   AGCO Corporation*                                                                                   58,454
       2,020   Airborne, Inc.                                                                                      40,117
       1,120   Alaska Air Group, Inc.*                                                                             19,970
       1,750   Alexander & Baldwin, Inc.                                                                           46,743
       3,630   ALLETE, Inc.                                                                                        86,249
       1,470   AMETEK, Inc.                                                                                        55,419
       1,110   Banta Corporation                                                                                   34,466
       5,100   BISYS Group, Inc.*                                                                                  86,088
       3,620   C.H. Robinson Worldwide, Inc.                                                                      133,180
       2,000   Career Education Corporation*                                                                      120,260
       1,360   Carlisle Companies, Inc.                                                                            61,690
       6,400   Ceridian Corporation*                                                                               89,280
       2,900   Certegy, Inc.*                                                                                      72,471
       3,390   CheckFree Corporation*                                                                              93,462
       3,633   ChoicePoint, Inc.                                                                                  128,172
       2,110   CNF, Inc.                                                                                           64,017
       1,900   Corinthian Colleges, Inc.                                                                           87,001
       2,140   CSG Systems International, Inc.*                                                                    22,534
       2,990   DeVry, Inc.*                                                                                        69,189
       1,890   Donaldson Company, Inc.                                                                             75,449
       5,160   DST Systems, Inc.*                                                                                 158,412
       3,200   Dun & Bradstreet Corporation*                                                                      120,960
       2,000   Dycom Industries, Inc.*                                                                             22,080
       1,500   Education Management Corporation*                                                                   73,230
       2,000   EGL, Inc.*                                                                                          32,080
       4,500   Expeditors International of Washington, Inc.                                                       163,616
       3,240   Fastenal Company                                                                                   112,072
       2,320   Flowserve Corporation*                                                                              35,821
       1,745   Granite Construction, Inc.                                                                          29,316
       1,740   Harsco Corporation                                                                                  59,978
       3,170   Herman Miller, Inc.                                                                                 55,443
       2,510   HON INDUSTRIES, Inc.                                                                                74,246
       2,530   Hubbell, Inc., Class B                                                                              81,213
       1,700   J.B. Hunt Transport Services, Inc.*                                                                 58,735
       2,340   Jacobs Engineering Group, Inc.*                                                                     96,291
       1,500   Kelly Services, Inc.                                                                                34,725
       1,560   Kennametal, Inc.                                                                                    49,124
       1,600   Korn/Ferry International*                                                                           11,008
       4,060   L-3 Communications Holdings, Inc.                                                                  180,264
       3,340   Manpower, Inc.                                                                                     109,819
       1,480   Nordson Corporation                                                                                 37,385
       2,110   Pentair, Inc.                                                                                       81,319
       2,240   Pittston Company                                                                                    28,560
       2,320   Precision Castparts Corporation                                                                     64,241
       2,890   Quanta Services, Inc.*                                                                               9,971
       7,000   Republic Services, Inc.*                                                                           150,220
       1,875   Rollins, Inc.                                                                                       45,413
         490   Sequa Corporation*                                                                                  15,072
       2,600   Sotheby's Holdings, Inc.*                                                                           22,854
       3,440   SPX Corporation                                                                                    116,272
       3,530   Swift Transportation Company, Inc.*                                                                 63,964
       1,700   Sylvan Learning Systems, Inc.*                                                                      29,818
         860   Tecumseh Products Company                                                                           34,606
       1,720   Teleflex, Inc.                                                                                      66,031
       1,930   Trinity Industries, Inc.                                                                            31,942
       2,260   Valassis Communications, Inc.*                                                                      60,116
       3,790   Viad Corporation                                                                                    76,217
       1,840   Wallace Computer Services, Inc.                                                                     48,079
       2,700   Werner Enterprises, Inc.                                                                            60,993
       1,720   York International Corporation                                                                      41,108
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,086,825
=========================================================================================================================

Information Technology (11.9%)
-------------------------------------------------------------------------------------------------------------------------
      15,500   3Com Corporation*                                                                                   80,600
       2,800   Activision, Inc.*                                                                                   42,840
       3,830   Acxiom Corporation*                                                                                 53,467
       1,630   ADTRAN, Inc.*                                                                                       65,982
       3,600   Advanced Fibre Communications, Inc.*                                                                55,080
       1,400   Advent Software, Inc.*                                                                              17,626
       5,740   Affiliated Computer Services, Inc.*                                                                273,798
       4,220   Arrow Electronics, Inc.*                                                                            71,234
      10,380   Ascential Software Corporation*                                                                     39,859
      20,060   Atmel Corporation*                                                                                  36,910
       5,140   Avnet, Inc.*                                                                                        65,535
       1,960   Avocent Corporation*                                                                                58,055
       1,115   Cabot Microelectonics Corporation*                                                                  48,190
      11,580   Cadence Design Systems, Inc.*                                                                      132,359
       2,530   CommScope, Inc.*                                                                                    21,682
       2,600   Credence Systems Corporation*                                                                       18,460
       3,100   Cree, Inc.*                                                                                         61,845
       5,310   Cypress Semiconductor Corporation*                                                                  46,303
       3,100   Diebold, Inc.                                                                                      123,938
       2,200   Fair Isaac Corporation                                                                             114,576
       5,000   Fairchild Semiconductor International, Inc.*                                                        59,350
       3,440   Gartner, Inc., Class B*                                                                             26,970
       2,890   Harris Corporation                                                                                  82,538
       1,500   Imation Corporation*                                                                                51,450
       1,600   InFocus Corporation*                                                                                 7,184
       4,390   Integrated Device Technology, Inc.*                                                                 45,349
       2,800   International Rectifier Corporation*                                                                63,336
       2,100   Internet Security Systems, Inc.*                                                                    27,552
       5,900   Intersil Corporation*                                                                              109,150
       3,700   Jack Henry & Associates, Inc.                                                                       48,211
       3,000   Keane, Inc.*                                                                                        28,920
       3,700   KEMET Corporation*                                                                                  33,929
       5,400   Lam Research Corporation*                                                                           78,462
       4,800   Lattice Semiconductor Corporation*                                                                  41,664
       4,940   Legato Systems, Inc.*                                                                               29,245
       2,100   LTX Corporation*                                                                                    14,175
       2,620   Macromedia, Inc.*                                                                                   33,038
       4,900   McDATA Corporation*                                                                                 51,842
       2,840   Mentor Graphics Corporation*                                                                        29,593
       3,910   Micrel, Inc.*                                                                                       45,786
       8,735   Microchip Technology, Inc.                                                                         181,601
       4,420   MPS Group, Inc.*                                                                                    29,835
       2,200   National Instruments Corporation*                                                                   70,576
       6,680   Network Associates, Inc.*                                                                           76,352
       1,600   Newport Corporation*                                                                                20,674
       2,800   Overture Services, Inc.*                                                                            29,960
       1,900   Plantronics, Inc.*                                                                                  35,150
       1,800   Plexus Corporation*                                                                                 18,324
       4,200   Polycom, Inc.*                                                                                      41,244
       2,820   Powerwave Technologies, Inc.*                                                                       11,336
       7,360   Quantum Corporation*                                                                                25,392
       2,200   Retek, Inc.*                                                                                        13,750
       2,950   Reynolds & Reynolds Company                                                                         84,990
       7,800   RF Micro Devices, Inc.*                                                                             37,050
       2,400   RSA Security, Inc.*                                                                                 23,016
       3,000   SanDisk Corporation*                                                                                72,600
       3,160   Semtech Corporation*                                                                                50,244
       2,200   Silicon Laboratories, Inc.*                                                                         62,590
       4,650   Storage Technology Corporation*                                                                    114,948
       4,060   Sybase, Inc.*                                                                                       51,968
       3,190   Synopsys, Inc.*                                                                                    155,162
       2,440   Tech Data Corporation*                                                                              58,560
       3,330   Titan Corporation*                                                                                  26,740
       1,480   Transaction Systems Architects, Inc.*                                                               10,286
       5,679   TriQuint Semiconductor, Inc.*                                                                       19,933
       1,500   Varian, Inc.*                                                                                       47,415
       6,870   Vishay Intertechnology, Inc.*                                                                       85,875
       3,400   Wind River Systems, Inc.*                                                                           11,254
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     3,802,908
=========================================================================================================================

Materials (4.4%)
-------------------------------------------------------------------------------------------------------------------------
       3,090   Airgas, Inc.*                                                                                       62,511
       4,640   AK Steel Holding Corporation*                                                                       13,549
       1,790   Albemarle Corporation                                                                               48,330
       2,200   Arch Coal, Inc.                                                                                     39,776
       2,440   Bowater, Inc.                                                                                       94,989
       2,670   Cabot Corporation                                                                                   74,413
         890   Carpenter Technology Corporation                                                                    11,623
       4,870   Crompton Corporation                                                                                31,265
       1,650   Cytec Industries, Inc.*                                                                             52,817
       1,690   Ferro Corporation                                                                                   39,952
       1,500   FMC Corporation*                                                                                    27,180
       1,860   Glatfelter                                                                                          21,297
       4,870   IMC Global, Inc.                                                                                    44,122
       2,140   Longview Fibre Company                                                                              16,328
       2,260   Lubrizol Corporation                                                                                71,439
       6,800   Lyondell Chemical Company                                                                           98,940
       2,100   Martin Marietta Materials, Inc.                                                                     62,097
         870   Minerals Technologies, Inc.                                                                         38,498
       2,480   Olin Corporation                                                                                    44,938
       4,500   Packaging Corporation of America*                                                                   84,645
       2,300   Peabody Energy Corporation                                                                          64,630
       1,200   Potlatch Corporation                                                                                28,620
       1,230   Rayonier, Inc.                                                                                      61,943
       4,890   RPM International, Inc.                                                                             60,440
       4,140   Sonoco Products Company                                                                             90,459
       2,160   Valspar Corporation                                                                                 93,290
       2,140   Wausau-Mosinee Paper Corporation                                                                    22,770
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,400,861
=========================================================================================================================

Telecommunication Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       9,410   Broadwing, Inc.*                                                                                    43,568
       2,300   Price Communications Corporation*                                                                   28,083
       2,510   Telephone and Data Systems, Inc.                                                                   108,156
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   179,807
=========================================================================================================================

Utilities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,660   AGL Resources, Inc.                                                                                 68,442
       3,870   Alliant Energy Corporation                                                                          67,957
       7,790   Aquila, Inc.                                                                                        21,656
       1,380   Black Hills Corporation                                                                             39,302
       5,420   DPL, Inc.                                                                                           75,013
       3,170   DQE, Inc.                                                                                           43,112
       6,250   Energy East Corporation                                                                            113,875
       2,700   Equitable Resources, Inc.                                                                          103,734
       2,930   Great Plains Energy, Inc.                                                                           76,678
       1,570   Hawaiian Electric Industries, Inc.                                                                  64,920
       1,620   IDACORP, Inc.                                                                                       41,456
       3,100   MDU Resources Group, Inc.                                                                           92,256
       3,460   National Fuel Gas Company                                                                           81,172
       5,760   Northeast Utilities                                                                                 85,939
       2,270   NSTAR                                                                                               98,064
       3,360   OGE Energy Corporation                                                                              60,312
       3,100   ONEOK, Inc.                                                                                         58,807
       7,055   Pepco Holdings, Inc.                                                                               121,205
       2,900   Philadelphia Suburban Corporation                                                                   65,685
       1,640   PNM Resources, Inc.                                                                                 36,392
       4,020   Puget Energy, Inc.                                                                                  84,902
       3,580   Questar Corporation                                                                                108,116
       4,790   SCANA Corporation                                                                                  152,035
       4,370   Sierra Pacific Resources*                                                                           16,125
       2,920   Vectren Corporation                                                                                 67,890
       3,000   Westar Energy, Inc.                                                                                 42,180
       2,090   WGL Holdings, Inc.                                                                                  56,388
       5,020   Wisconsin Energy Corporation                                                                       132,177
       1,400   WPS Resources Corporation                                                                           56,420
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,132,210
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $35,508,539)                                                           31,437,231
=========================================================================================================================

      Shares   Short-Term Investments (1.7%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     535,981   The AAL Money Market Fund(c)                                     0.840%              N/A          $535,981
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   535,981
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $36,044,520)                                                           $31,973,212
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

(c)   At April 30, 2003, $29,400 in cash was pledged as the initial margin deposit and $535,981 of The AAL Money Market Fund was pledged as collateral to cover open financial futures contracts as follows:

                                                                                               Notional
                           Number of     Expiration                             Market         Principal        Unrealized
Type                       Contracts           Date          Position           Value            Amount              Gain
--------------------------------------------------------------------------------------------------------------------------

S&P 400 Mini Futures           8      June 2003              Long          $351,000          $331,642           $19,358
S&P 400 Futures                1      June 2003              Long           219,376           198,119            21,257

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund
Schedule of Investments as of April 30, 2003(a)

      Shares   Common Stock (98.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Australia (1.9%)
-------------------------------------------------------------------------------------------------------------------------
     457,057   BHP Billiton, Ltd.*                                                                             $2,584,634
           1   BHP Steel Ltd.*                                                                                          2
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  2,584,636
=========================================================================================================================

Belgium (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     135,785   Fortis*                                                                                          2,261,063
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    2,261,063
=========================================================================================================================

France (14.9%)
-------------------------------------------------------------------------------------------------------------------------
      65,221   Accor SA*                                                                                        2,149,527
      36,165   Aventis SA*                                                                                      1,836,908
      65,516   Carrefour SA*                                                                                    2,849,507
      56,598   France Telecom SA*                                                                               1,307,565
      25,761   L'Oreal SA*                                                                                      1,841,509
      13,131   Pernod-Richard SA*                                                                               1,152,626
      21,350   Pinault-Printemps-Redoute SA*                                                                    1,491,641
      36,942   Sanofi-Synthelabo SA*                                                                            2,203,739
      62,756   Suez SA*                                                                                         1,021,886
      23,288   Total Fina Elf SA*                                                                               3,053,951
      41,988   Valeo SA*                                                                                        1,202,937
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    20,111,796
=========================================================================================================================

Germany (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      60,239   Volkswagen AG*                                                                                   2,111,054
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                    2,111,054
=========================================================================================================================

Hong Kong (2.3%)
-------------------------------------------------------------------------------------------------------------------------
     837,000   China Mobile (Hong Kong), Ltd.*                                                                  1,679,581
     281,000   Sun Hung Kai Properties, Ltd.*                                                                   1,318,708
      15,500   Swire Pacific Limit*                                                                                61,412
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  3,059,701
=========================================================================================================================

Italy (11.2%)
-------------------------------------------------------------------------------------------------------------------------
     913,100   Banca Intesa SPA*                                                                                2,364,276
       5,256   Deutsche Boerse*                                                                                   244,029
     241,091   Eni SPA*                                                                                         3,436,085
      13,835   Gucci Group NV                                                                                   1,327,330
     510,966   Mediaset SPA*                                                                                    4,368,303
     402,204   Telecom Italia Mobile SPA*                                                                       1,894,309
     172,693   Telecom Italia SPA*                                                                              1,410,840
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     15,045,172
=========================================================================================================================

Japan (15.7%)
-------------------------------------------------------------------------------------------------------------------------
     191,000   Bridgestone Corporation*                                                                         2,166,887
      65,000   Canon, Inc.*                                                                                     2,627,033
         349   East Japan Railway Company*                                                                      1,580,245
      59,700   Honda Motor Company*                                                                             1,977,318
      49,000   Ito-Yokado Company, Ltd.*                                                                        1,152,482
      49,900   JFE Holdings, Inc.*                                                                                601,260
     206,000   Matsushita Electric Industrial Company, Ltd.*                                                    1,640,953
     532,200   Nissan Motor Company, Ltd.*                                                                      4,083,205
         651   NTT DoCoMo, Inc.*                                                                                1,342,831
      20,400   ORIX Corporation*                                                                                  932,249
      16,590   Rohm Company, Ltd.*                                                                              1,709,635
      43,600   Shin-Etsu Chemical Company, Ltd.*                                                                1,305,148
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     21,119,246
=========================================================================================================================

Mexico (0.9%)
-------------------------------------------------------------------------------------------------------------------------
      41,784   Telefonos de Mexico SA de CV, Class L ADR                                                        1,262,295
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     1,262,295
=========================================================================================================================

Netherlands (7.5%)
-------------------------------------------------------------------------------------------------------------------------
     177,194   Aegon NV*                                                                                        1,801,606
      36,955   Heineken NV*                                                                                     1,372,202
     270,924   Koninklijke (Royal) KPN NV*                                                                      1,802,128
      22,530   Unilever NV*                                                                                     1,419,440
     129,655   VNU NV*                                                                                          3,762,310
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               10,157,686
=========================================================================================================================

Singapore (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     296,000   United Overseas Bank, Ltd.*                                                                      1,733,724
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  1,733,724
=========================================================================================================================

South Korea (3.5%)
-------------------------------------------------------------------------------------------------------------------------
      29,370   Kookmin Bank ADR*                                                                                  809,144
      64,984   KT Corporation ADR*                                                                              1,316,576
       6,830   Samsung Electronics Company, Ltd.*                                                               1,714,527
       2,192   Samsung Electronics Company, Ltd. ADR*                                                             274,000
      36,544   SK Telecom Company, Ltd. ADR*                                                                      555,469
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                4,669,716
=========================================================================================================================

Spain (3.4%)
-------------------------------------------------------------------------------------------------------------------------
      17,905   Acerinox SA*                                                                                       667,241
     139,650   Banco Bilbao Vizcaya Argentaria SA*                                                              1,405,852
     228,080   Telefonica SA*                                                                                   2,522,626
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                      4,595,719
=========================================================================================================================

Sweden (2.7%)
-------------------------------------------------------------------------------------------------------------------------
     312,157   Nordea AB*                                                                                       1,656,268
     558,908   TeliaSonera AB*                                                                                  1,988,389
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     3,644,657
=========================================================================================================================

Switzerland (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      36,977   Adecco SA*                                                                                       1,417,683
      38,640   Novartis AG*                                                                                     1,524,176
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                2,941,859
=========================================================================================================================

Thailand (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     233,600   Bangkok Bank Public Company*                                                                       326,942
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                     326,942
=========================================================================================================================

Turkey (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,264   Turkcell Iletisim Hizmetleri AS ADR*                                                                93,647
-------------------------------------------------------------------------------------------------------------------------
               Total Turkey                                                                                        93,647
=========================================================================================================================

United Kingdom (26.9%)
-------------------------------------------------------------------------------------------------------------------------
      89,900   AstraZeneca plc*                                                                                 3,527,321
     194,390   BAA plc*                                                                                         1,500,565
     668,244   BAE SYSTEMS plc*                                                                                 1,356,353
     345,411   British Sky Broadcasting Group plc*                                                              3,579,975
     183,066   Diageo plc*                                                                                      2,030,491
      88,670   HBOS plc*                                                                                        1,038,758
     281,500   HSBC Holdings plc*                                                                               3,084,038
     152,401   Imperial Tobacco Group plc*                                                                      2,550,165
      82,353   InterContinental Hotels Group plc*                                                                 500,146
     722,432   Kingfisher plc*                                                                                  2,822,992
     351,165   Marks and Spencer Group plc*                                                                     1,636,001
      64,360   Mitchells & Butlers*                                                                               218,065
      98,674   Next Plc*                                                                                        1,487,916
      12,931   Reckitt Benckiser plc*                                                                             228,054
     437,828   Reed Elsevier plc*                                                                               3,491,708
      96,371   Royal Bank of Scotland Group plc*                                                                2,527,486
     192,518   Smith & Nephew plc*                                                                              1,283,812
   1,762,847   Vodafone Group plc*                                                                              3,479,489
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            36,343,335
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $152,171,713)                                                         132,062,248
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.0%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,600,000   Federal National Mortgage Association                            1.250%         5/1/2003        $2,600,000
      47,390   SSgA Money Market Fund                                           0.930               N/A            47,390
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,647,390
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $154,819,103)                                                         $134,709,638
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (98.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (20.9%)
-------------------------------------------------------------------------------------------------------------------------
     427,098   Cablevision Systems Corporation Holdings*                                                       $9,575,537
     209,600   Clear Channel Communications, Inc.*                                                              8,197,456
   3,096,700   Comcast Corporation*                                                                            93,086,802
   3,100,300   Cox Communications, Inc.*                                                                      102,619,930
     334,500   Family Dollar Stores, Inc.                                                                      11,436,555
     339,500   Gannett Company, Inc.                                                                           25,706,940
   1,385,200   Harley-Davidson, Inc.                                                                           61,558,288
     798,500   Home Depot, Inc.                                                                                22,461,805
   3,496,032   Liberty Media Corporation*                                                                      38,456,352
     284,300   New York Times Company                                                                          13,185,834
     241,240   Starwood Hotels & Resorts Worldwide, Inc.                                                        6,474,882
   2,135,300   Tiffany & Company                                                                               59,233,222
     274,700   Tribune Company                                                                                 13,454,806
   1,514,500   Wal-Mart Stores, Inc.                                                                           85,296,640
   1,219,400   Walt Disney Company                                                                             22,754,004
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   573,499,053
=========================================================================================================================

Consumer Staples (10.0%)
-------------------------------------------------------------------------------------------------------------------------
     399,500   Alberto-Culver Company                                                                          19,687,360
   1,716,800   Altria Group, Inc.                                                                              52,808,768
      46,650   Corn Products International, Inc.                                                                1,393,902
      96,414   Dean Foods Company*                                                                              4,196,901
   1,282,700   General Mills, Inc.                                                                             57,862,597
     382,900   Kimberly-Clark Corporation                                                                      19,056,933
   3,919,900   Walgreen Company                                                                               120,968,114
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         275,974,575
=========================================================================================================================

Energy (11.8%)
-------------------------------------------------------------------------------------------------------------------------
     326,278   Apache Corporation                                                                              18,679,416
     353,700   Baker Hughes, Inc.                                                                               9,903,600
     232,100   ChevronTexaco Corporation                                                                       14,578,201
     226,700   ConocoPhillips Corporation                                                                      11,403,010
     696,400   ENSCO International, Inc.                                                                       17,688,560
   2,085,300   EOG Resources, Inc.                                                                             77,948,514
   2,236,600   Exxon Mobil Corporation                                                                         78,728,320
     269,984   GlobalSantaFe Corporation                                                                        5,712,861
     577,300   Nabors Industries, Ltd.*                                                                        22,630,160
     799,900   Noble Corporation*                                                                              24,756,905
     230,129   Patterson-UTI Energy, Inc.*                                                                      7,614,969
     789,500   Rowan Companies, Inc.                                                                           16,184,750
     507,400   Smith International, Inc.                                                                       18,043,144
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                   323,872,410
=========================================================================================================================

Financials (19.2%)
-------------------------------------------------------------------------------------------------------------------------
     781,400   AFLAC, Inc.                                                                                     25,559,594
   1,240,200   American Express Company                                                                        46,953,972
   2,000,552   American International Group, Inc.                                                             115,931,988
     624,900   Bank of America Corporation                                                                     46,273,845
   1,466,948   Citigroup, Inc.                                                                                 57,577,709
     705,000   Federal National Mortgage Corporation                                                           51,034,950
           1   HSBC Holdings plc                                                                                       27
   1,492,740   J.P. Morgan Chase & Company                                                                     43,811,919
   1,482,239   MBNA Corporation                                                                                28,014,317
     544,700   MGIC Investment Corporation                                                                     24,762,062
     745,300   Morgan Stanley and Company                                                                      33,352,175
     990,300   National City Corporation                                                                       29,669,388
     194,600   Northern Trust Corporation                                                                       6,830,460
     398,600   State Street Corporation                                                                        13,962,958
      63,454   Travelers Property Casualty Company, Class A                                                     1,029,858
     130,100   Travelers Property Casualty Company, Class B                                                     2,114,125
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               526,879,347
=========================================================================================================================

Health Care (13.4%)
-------------------------------------------------------------------------------------------------------------------------
     139,200   AmerisourceBergen Corporation                                                                    8,052,720
     129,100   Cardinal Health, Inc.                                                                            7,136,648
   1,313,100   Johnson & Johnson                                                                               74,006,316
     434,300   Medtronic, Inc.                                                                                 20,733,482
   1,556,300   Merck & Company, Inc.                                                                           90,545,534
   3,482,400   Pfizer, Inc.                                                                                   107,083,800
     677,000   Schering-Plough Corporation                                                                     12,253,700
     645,800   WellPoint Health Networks, Inc.*                                                                49,042,052
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              368,854,252
=========================================================================================================================

Industrials (8.1%)
-------------------------------------------------------------------------------------------------------------------------
      89,300   CNF, Inc.                                                                                        2,709,362
     390,600   Dover Corporation                                                                               11,225,844
   1,299,032   First Data Corporation                                                                          50,961,025
   3,500,800   General Electric Company                                                                       103,098,560
     298,380   Global Payments, Inc.                                                                            9,252,764
     635,700   Herman Miller, Inc.                                                                             11,118,393
     151,900   PACCAR, Inc.                                                                                     8,872,479
     418,200   United Technologies Corporation                                                                 25,848,942
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              223,087,369
=========================================================================================================================

Information Technology (12.7%)
-------------------------------------------------------------------------------------------------------------------------
   5,559,200   ADC Telecommunications, Inc.*                                                                   13,275,370
   1,839,600   Agere Systems, Inc.*                                                                             3,292,884
     527,900   Applied Materials, Inc.*                                                                         7,707,340
     213,900   Arrow Electronics, Inc.*                                                                         3,610,632
   2,320,800   Cisco Systems, Inc.*                                                                            34,904,832
     233,500   Computer Sciences Corporation*                                                                   7,693,825
     866,900   Dell Computer Corporation*                                                                      25,062,079
     703,000   EMC Corporation*                                                                                 6,390,270
     630,200   Hewlett-Packard Company                                                                         10,272,260
   2,154,200   Intel Corporation                                                                               39,637,280
     614,300   International Business Machines Corporation                                                     52,154,070
   3,590,900   Microsoft Corporation                                                                           91,819,313
   1,226,100   Motorola, Inc.                                                                                   9,698,451
   1,829,500   Oracle Corporation*                                                                             21,734,460
   1,032,200   Sun Microsystems, Inc.*                                                                          3,406,260
   1,109,000   Tellabs, Inc.*                                                                                   6,853,620
     581,800   Texas Instruments, Inc.                                                                         10,757,482
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   348,270,428
=========================================================================================================================

Telecommunication Services (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     895,839   SBC Communications, Inc.                                                                        20,926,799
     269,800   Sprint FON Group                                                                                 3,105,398
     134,800   Sprint PCS Group*                                                                                  471,800
     691,000   Verizon Communications, Inc.                                                                    25,829,580
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                50,333,577
=========================================================================================================================

Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,529,900   Calpine Corporation*                                                                             8,215,563
     241,200   Entergy Corporation                                                                             11,242,332
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 19,457,895
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,067,002,143)                                                     2,710,228,906
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (1.4%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $9,100,000   Henkel Corporation                                               1.230%         5/7/2003        $9,098,135
  22,100,000   Koch Industries, Inc.                                            1.340          5/1/2003        22,100,000
   8,540,461   The AAL Money Market Fund                                        0.840               N/A         8,540,461
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                39,738,596
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,106,740,739)                                                     $2,749,967,502
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (95.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (13.6%)
-------------------------------------------------------------------------------------------------------------------------
         400   American Greetings Corporation*                                                                     $5,824
      31,200   AOL Time Warner, Inc.*                                                                             426,816
       2,000   Autonation, Inc.*                                                                                   27,700
         700   AutoZone, Inc.*                                                                                     56,567
       2,100   Bed Bath & Beyond, Inc.*                                                                            82,971
       2,200   Best Buy Company, Inc.                                                                              76,076
         800   Big Lots, Inc.*                                                                                     10,016
         600   Black & Decker Corporation                                                                          24,750
         600   Brunswick Corporation                                                                               13,098
       4,500   Carnival Corporation                                                                               124,155
         400   Centex Corporation                                                                                  26,408
       1,400   Circuit City Stores, Inc. (Circuit City Group)                                                       8,022
       4,300   Clear Channel Communications, Inc.*                                                                168,173
      16,090   Comcast Corporation*                                                                               513,432
         500   Cooper Tire & Rubber Company                                                                         7,040
       3,200   Costco Wholesale Corporation*                                                                      110,816
       1,000   Dana Corporation                                                                                     9,290
       1,150   Darden Restaurants, Inc.                                                                            20,137
       3,900   Delphi Corporation                                                                                  32,760
         500   Dillard's, Inc.                                                                                      6,990
       2,325   Dollar General Corporation                                                                          33,806
         600   Dow Jones & Company, Inc.                                                                           23,760
       2,000   Eastman Kodak Company                                                                               59,820
       2,200   eBay, Inc.*                                                                                        204,094
       1,200   Family Dollar Stores, Inc.                                                                          41,028
       1,300   Federated Department Stores, Inc.*                                                                  39,806
      12,800   Ford Motor Company                                                                                 131,840
       1,100   Fortune Brands, Inc.                                                                                53,240
       1,900   Gannett Company, Inc.                                                                              143,868
       6,100   Gap, Inc.                                                                                          101,443
       3,900   General Motors Corporation                                                                         140,595
       1,200   Genuine Parts Company                                                                               38,364
       1,200   Goodyear Tire & Rubber Company                                                                       6,864
       2,100   Harley-Davidson, Inc.                                                                               93,324
         800   Harrah's Entertainment, Inc.*                                                                       31,512
       1,200   Hasbro, Inc.                                                                                        19,200
       2,600   Hilton Hotels Corporation                                                                           34,632
      16,200   Home Depot, Inc.                                                                                   455,706
         600   International Game Technology*                                                                      51,780
       2,600   Interpublic Group of Companies, Inc.                                                                29,640
       1,800   J.C. Penney Company, Inc.                                                                           30,708
         600   Johnson Controls, Inc.                                                                              49,344
         900   Jones Apparel Group, Inc.*                                                                          25,668
         300   KB Home                                                                                             14,781
         600   Knight Ridder, Inc.                                                                                 38,730
       2,400   Kohl's Corporation*                                                                                136,320
       1,300   Leggett & Platt, Inc.                                                                               26,845
       3,600   Limited Brands, Inc.                                                                                52,344
         700   Liz Claiborne, Inc.                                                                                 22,771
       5,500   Lowe's Companies, Inc.                                                                             241,395
       1,600   Marriott International, Inc.                                                                        57,456
       3,000   Mattel, Inc.                                                                                        65,220
       2,000   May Department Stores Company                                                                       43,240
         500   Maytag Corporation                                                                                  10,420
       8,800   McDonald's Corporation                                                                             150,480
       1,400   McGraw-Hill Companies, Inc.                                                                         81,746
         400   Meredith Corporation                                                                                17,288
       1,100   New York Times Company                                                                              51,018
       1,900   Newell Rubbermaid, Inc.                                                                             57,912
       1,900   NIKE, Inc.                                                                                         101,707
         900   Nordstrom, Inc.                                                                                     15,597
       2,100   Office Depot, Inc.*                                                                                 26,586
       1,300   Omnicom Group, Inc.                                                                                 80,470
         400   Pulte Homes, Inc.                                                                                   23,196
       1,100   RadioShack Corporation                                                                              26,081
         400   Reebok International, Ltd.*                                                                         12,424
       2,200   Sears, Roebuck and Company                                                                          62,348
       1,000   Sherwin-Williams Company                                                                            27,880
         400   Snap-On, Inc.                                                                                       11,740
         600   Stanley Works                                                                                       14,418
       3,300   Staples, Inc.*                                                                                      62,832
       2,700   Starbucks Corporation*                                                                              63,423
       1,400   Starwood Hotels & Resorts Worldwide, Inc.                                                           37,576
       6,300   Target Corporation                                                                                 210,672
       1,000   Tiffany & Company                                                                                   27,740
       3,600   TJX Companies, Inc.                                                                                 69,300
       1,400   Toys 'R' Us, Inc.*                                                                                  14,350
       2,100   Tribune Company                                                                                    102,858
         400   Tupperware Corporation                                                                               5,544
       1,600   Univision Communications, Inc.*                                                                     48,448
         800   VF Corporation                                                                                      31,472
      12,344   Viacom, Inc.*                                                                                      535,853
         853   Visteon Corporation                                                                                  5,980
      30,800   Wal-Mart Stores, Inc.                                                                            1,734,656
      14,200   Walt Disney Company                                                                                264,972
         800   Wendy's International, Inc.                                                                         23,232
         500   Whirlpool Corporation                                                                               26,745
       2,000   Yum! Brands, Inc.                                                                                   49,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     8,376,549
=========================================================================================================================

Consumer Staples (8.3%)
-------------------------------------------------------------------------------------------------------------------------
         300   Adolph Coors Company                                                                                16,059
         400   Alberto-Culver Company                                                                              19,712
       2,600   Albertson's, Inc.                                                                                   51,636
      14,400   Altria Group, Inc.                                                                                 442,944
       6,000   Anheuser-Busch Companies, Inc.                                                                     299,280
       4,438   Archer Daniels Midland Company                                                                      49,173
       1,700   Avon Products, Inc.                                                                                 98,889
         400   Brown-Foreman Corporation, Class B                                                                  30,616
       2,800   Campbell Soup Company                                                                               61,684
       1,500   Clorox Company                                                                                      67,830
      17,300   Coca-Cola Company                                                                                  698,920
       3,100   Coca-Cola Enterprises, Inc.                                                                         60,419
       3,800   Colgate-Palmolive Company                                                                          217,246
       3,700   ConAgra Foods, Inc.                                                                                 77,700
       2,700   CVS Corporation                                                                                     65,367
       2,600   General Mills, Inc.                                                                                117,286
       7,300   Gillette Company                                                                                   222,285
       2,400   H.J. Heinz Company                                                                                  71,712
       1,000   Hershey Foods Corporation                                                                           65,250
       2,800   Kellogg Company                                                                                     91,672
       3,600   Kimberly-Clark Corporation                                                                         179,172
       5,300   Kroger Company*                                                                                     75,790
       1,000   McCormick & Company, Inc.                                                                           24,790
       1,900   Pepsi Bottling Group, Inc.                                                                          39,026
      12,090   PepsiCo, Inc.                                                                                      523,255
       9,100   Procter & Gamble Company                                                                           817,635
         600   R.J. Reynolds Tobacco Holdings, Inc.                                                                16,902
       3,000   Safeway, Inc.*                                                                                      49,860
       5,400   Sara Lee Corporation                                                                                90,612
         900   SUPERVALU, Inc.                                                                                     14,823
       4,500   SYSCO Corporation                                                                                  129,285
       1,200   UST, Inc.                                                                                           37,596
       7,100   Walgreen Company                                                                                   219,106
         900   Winn-Dixie Stores, Inc.                                                                             11,277
       1,600   Wm. Wrigley Jr. Company                                                                             90,736
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           5,145,545
=========================================================================================================================

Energy (5.5%)
-------------------------------------------------------------------------------------------------------------------------
         600   Amerada Hess Corporation                                                                            27,090
       1,727   Anadarko Petroleum Corporation                                                                      76,679
       1,139   Apache Corporation                                                                                  65,208
         500   Ashland, Inc.                                                                                       14,825
       2,300   Baker Hughes, Inc.                                                                                  64,400
       1,100   BJ Services Company*                                                                                40,161
       1,400   Burlington Resources, Inc.                                                                          64,834
       7,510   ChevronTexaco Corporation                                                                          471,703
       4,690   ConocoPhillips Corporation                                                                         235,907
       1,700   Devon Energy Corporation                                                                            80,325
         800   EOG Resources, Inc.                                                                                 29,904
      47,000   Exxon Mobil Corporation                                                                          1,654,400
       3,000   Halliburton Company                                                                                 64,230
         700   Kerr-McGee Corporation                                                                              29,477
       2,100   Marathon Oil Corporation                                                                            47,817
       1,000   Nabors Industries, Ltd.*                                                                            39,200
         900   Noble Corporation*                                                                                  27,855
       2,600   Occidental Petroleum Corporation                                                                    77,610
         600   Rowan Companies, Inc.                                                                               12,300
       4,100   Schlumberger, Ltd.                                                                                 171,913
         500   Sunoco, Inc.                                                                                        18,605
       2,200   Transocean, Inc.                                                                                    41,910
       1,800   Unocal Corporation                                                                                  49,860
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,406,213
=========================================================================================================================

Financials (19.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,800   ACE, Ltd.                                                                                           59,544
       3,600   AFLAC, Inc.                                                                                        117,756
       4,900   Allstate Corporation                                                                               185,171
         800   Ambac Financial Group, Inc.                                                                         46,680
       9,200   American Express Company                                                                           348,312
      18,194   American International Group, Inc.                                                               1,054,342
       2,400   AmSouth Bancorporation                                                                              50,520
       2,100   Aon Corporation                                                                                     46,536
         700   Apartment Investment & Management Company                                                           26,432
      10,500   Bank of America Corporation                                                                        777,525
       5,300   Bank of New York Company, Inc.                                                                     140,185
       8,100   BANK ONE Corporation                                                                               292,005
       3,300   BB&T Corporation                                                                                   107,580
         700   Bear Stearns Companies, Inc.                                                                        46,788
       1,500   Capital One Financial Corporation                                                                   62,805
       9,300   Charles Schwab Corporation                                                                          80,259
       1,518   Charter One Financial, Inc.                                                                         44,098
       1,200   Chubb Corporation                                                                                   63,468
       1,100   Cincinnati Financial Corporation                                                                    40,535
      35,906   Citigroup, Inc.                                                                                  1,409,311
       1,200   Comerica, Inc.                                                                                      52,212
         900   Countrywide Financial Corporation                                                                   60,840
       2,900   Equity Office Properties Trust                                                                      75,313
       1,900   Equity Residential                                                                                  49,229
       4,900   Federal Home Loan Mortgage Corporation                                                             283,710
       7,000   Federal National Mortgage Corporation                                                              506,730
         800   Federated Investors Inc.                                                                            21,832
       4,083   Fifth Third Bancorp                                                                                201,251
         900   First Tennessee National Corporation                                                                39,420
       7,308   FleetBoston Financial Corporation                                                                  193,808
       1,800   Franklin Resources, Inc.                                                                            62,784
       1,100   Golden West Financial Corporation                                                                   82,962
       3,300   Goldman Sachs Group, Inc.                                                                          250,470
       1,800   Hartford Financial Services Group, Inc.                                                             73,368
           1   HSBC Holdings plc                                                                                       27
       1,640   Huntington Bancshares, Inc.                                                                         31,914
      13,930   J.P. Morgan Chase & Company                                                                        408,846
       1,500   Janus Capital Group, Inc.*                                                                          20,850
       1,050   Jefferson-Pilot Corporation                                                                         42,095
       2,000   John Hancock Financial Services, Inc.                                                               58,040
       2,900   KeyCorp                                                                                             69,919
       1,700   Lehman Brothers Holdings, Inc.                                                                     107,049
       1,200   Lincoln National Corporation                                                                        38,352
       1,300   Loews Corporation                                                                                   53,651
       3,800   Marsh & McLennan Companies, Inc.                                                                   181,184
       1,500   Marshall & Ilsley Corporation                                                                       44,130
       1,050   MBIA, Inc.                                                                                          46,935
       8,850   MBNA Corporation                                                                                   167,265
       3,000   Mellon Financial Corporation                                                                        79,350
       6,000   Merrill Lynch & Company, Inc.                                                                      246,300
       4,900   MetLife, Inc.                                                                                      140,777
         700   MGIC Investment Corporation                                                                         31,822
       1,100   Moody's Corporation                                                                                 53,119
       7,600   Morgan Stanley and Company                                                                         340,100
       4,300   National City Corporation                                                                          128,828
       1,100   North Fork Bancorporation, Inc.                                                                     35,596
       1,500   Northern Trust Corporation                                                                          52,650
       1,300   Plum Creek Timber Company, Inc.                                                                     30,238
       2,000   PNC Financial Services Group, Inc.                                                                  87,800
       2,200   Principal Financial Group, Inc.                                                                     64,020
       1,500   Progressive Corporation                                                                            102,000
       2,000   Providian Financial Corporation*                                                                    14,740
       3,900   Prudential Financial, Inc.                                                                         124,683
       1,500   Regions Financial Corporation                                                                       50,565
       1,000   SAFECO Corporation                                                                                  38,510
       1,300   Simon Property Group, Inc.                                                                          47,736
       1,100   SLM Corporation                                                                                    123,200
       2,400   SouthTrust Corporation                                                                              64,466
       1,600   St. Paul Companies, Inc.                                                                            54,944
       2,300   State Street Corporation                                                                            80,569
       2,000   SunTrust Banks, Inc.                                                                               114,440
       2,100   Synovus Financial Corporation                                                                       40,887
         800   T. Rowe Price Group, Inc.                                                                           24,416
         800   Torchmark Corporation                                                                               31,000
       6,938   Travelers Property Casualty Company, Class B                                                       112,743
      13,324   U.S. Bancorp                                                                                       295,127
       1,350   Union Planters Corporation                                                                          38,529
       1,600   UNUMProvident Corporation                                                                           18,400
       9,500   Wachovia Corporation                                                                               362,995
       6,600   Washington Mutual, Inc.                                                                            260,700
      11,800   Wells Fargo & Company                                                                              569,468
       1,000   XL Capital, Ltd.                                                                                    82,300
         600   Zions Bancorporation                                                                                29,562
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                12,196,618
=========================================================================================================================

Health Care (14.3%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Abbott Laboratories                                                                                442,867
       1,100   Aetna, Inc.                                                                                         54,780
         900   Allergan, Inc.                                                                                      63,225
         800   Amerisource Bergen Corporation                                                                      46,280
       9,040   Amgen, Inc.*                                                                                       554,242
       1,000   Anthem, Inc.*                                                                                       68,640
       1,400   Applera Corporation                                                                                 24,542
         400   Bausch & Lomb, Inc.                                                                                 14,064
       4,100   Baxter International, Inc.                                                                          94,300
       1,800   Becton, Dickinson and Company                                                                       63,720
       1,000   Biogen, Inc.*                                                                                       37,990
       1,775   Biomet, Inc.                                                                                        54,067
       2,900   Boston Scientific Corporation*                                                                     124,845
      13,500   Bristol-Myers Squibb Company                                                                       344,790
         400   C.R. Bard, Inc.                                                                                     25,352
       3,150   Cardinal Health, Inc.                                                                              174,132
       1,300   Chiron Corporation*                                                                                 53,079
       1,000   CIGNA Corporation                                                                                   52,300
       7,900   Eli Lilly and Company                                                                              504,178
       2,600   Forest Laboratories, Inc.                                                                          134,472
       1,500   Genzyme Corporation*                                                                                60,420
       2,100   Guidant Corporation*                                                                                81,879
       3,600   HCA, Inc.                                                                                          115,560
       1,600   Health Management Associates, Inc.                                                                  27,296
       1,100   Humana, Inc.*                                                                                       12,155
       1,700   IMS Health, Inc.                                                                                    26,180
      20,788   Johnson & Johnson                                                                                1,171,612
       1,633   King Pharmaceuticals, Inc.*                                                                         20,592
         600   Manor Care, Inc.*                                                                                   11,670
       2,000   McKesson Corporation                                                                                55,480
       1,800   MedImmune, Inc.*                                                                                    63,486
       8,500   Medtronic, Inc.                                                                                    405,790
      15,700   Merck & Company, Inc.                                                                              913,426
         300   Millipore Corporation*                                                                              10,245
      55,679   Pfizer, Inc.                                                                                     1,712,129
         800   Quest Diagnostics, Inc.*                                                                            47,800
         800   Quintiles Transnational Corporation*                                                                11,240
      10,200   Schering-Plough Corporation                                                                        184,620
       1,300   St. Jude Medical, Inc.                                                                              68,198
       1,400   Stryker Corporation                                                                                 93,814
       3,250   Tenet Healthcare Corporation                                                                        48,230
       2,200   UnitedHealth Group, Inc.                                                                           202,686
         700   Watson Pharmaceuticals, Inc.*                                                                       20,349
       1,100   WellPoint Health Networks, Inc.*                                                                    83,534
       9,300   Wyeth Corporation                                                                                  404,829
       1,370   Zimmer Holdings, Inc.*                                                                              64,253
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,849,338
=========================================================================================================================

Industrials (11.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   3M Company                                                                                         352,912
       1,400   Allied Waste Industries, Inc.*                                                                      11,620
       1,300   American Power Conversion Corporation*                                                              20,254
         500   American Standard Companies, Inc.*                                                                  35,595
       1,200   Apollo Group, Inc.*                                                                                 65,039
       4,200   Automatic Data Processing, Inc.                                                                    141,246
         800   Avery Dennison Corporation                                                                          42,408
       5,900   Boeing Company                                                                                     160,952
       2,600   Burlington Northern Santa Fe Corporation                                                            73,216
       2,400   Caterpillar, Inc.                                                                                  126,240
       7,100   Cendant Corporation*                                                                               101,388
       1,200   Cintas Corporation                                                                                  43,080
       3,500   Concord EFS, Inc.*                                                                                  48,405
       1,200   Convergys Corporation*                                                                              19,464
         700   Cooper Industries, Ltd.                                                                             25,970
         400   Crane Company                                                                                        7,812
       1,500   CSX Corporation                                                                                     47,970
         300   Cummins, Inc.                                                                                        8,133
       1,100   Danaher Corporation                                                                                 75,878
       1,700   Deere & Company                                                                                     74,851
         800   Delta Air Lines, Inc.                                                                               10,232
         400   Deluxe Corporation                                                                                  17,604
       1,400   Dover Corporation                                                                                   40,236
         500   Eaton Corporation                                                                                   41,035
       3,000   Emerson Electric Company                                                                           152,100
       1,000   Equifax, Inc.                                                                                       23,190
       2,100   FedEx Corporation                                                                                  125,748
       5,300   First Data Corporation                                                                             207,919
       1,350   Fiserv, Inc.*                                                                                       39,744
         600   Fluor Corporation                                                                                   20,742
       1,400   General Dynamics Corporation                                                                        86,898
      69,500   General Electric Company                                                                         2,046,772
         800   Goodrich Corporation                                                                                11,256
       1,300   H&R Block, Inc.                                                                                     50,206
       5,900   Honeywell International, Inc.                                                                      139,240
       2,200   Illinois Tool Works, Inc.                                                                          140,756
       1,200   Ingersoll-Rand Company, Ltd.                                                                        52,896
         700   ITT Industries, Inc.                                                                                40,810
       3,200   Lockheed Martin Corporation                                                                        160,160
       3,400   Masco Corporation                                                                                   71,638
         400   McDermott International, Inc.*                                                                       1,300
         500   Navistar International Corporation*                                                                 13,950
       2,700   Norfolk Southern Corporation                                                                        57,267
       1,335   Northrop Grumman Corporation                                                                       117,413
         850   PACCAR, Inc.                                                                                        49,649
         800   Pall Corporation                                                                                    16,896
         800   Parker Hannifin Corporation                                                                         32,544
       2,650   Paychex, Inc.                                                                                       82,521
       1,600   Pitney Bowes, Inc.                                                                                  56,176
         500   Power-One, Inc.*                                                                                     2,925
         700   R.R. Donnelley & Sons Company                                                                       14,112
       2,800   Raytheon Company                                                                                    83,804
       1,200   Robert Half International, Inc.*                                                                    19,536
       1,300   Rockwell Automation, Inc.                                                                           29,640
       1,200   Rockwell Collins, Inc.                                                                              25,656
         400   Ryder System, Inc.                                                                                   9,936
         972   Sabre Holdings Corporation                                                                          20,325
       5,350   Southwest Airlines Company                                                                          85,386
         900   Textron, Inc.                                                                                       26,541
         400   Thomas & Betts Corporation*                                                                          6,324
         700   TMP Worldwide, Inc.                                                                                 11,739
      13,907   Tyco International, Ltd.                                                                           216,949
       1,800   Union Pacific Corporation                                                                          107,136
       7,900   United Parcel Service, Inc., Class B                                                               490,748
       3,300   United Technologies Corporation                                                                    203,973
         600   W.W. Grainger, Inc.                                                                                 27,690
       4,100   Waste Management, Inc.                                                                              89,052
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                6,860,803
=========================================================================================================================

Information Technology (14.2%)
-------------------------------------------------------------------------------------------------------------------------
       5,500   ADC Telecommunications, Inc.*                                                                       13,134
       1,600   Adobe Systems, Inc.                                                                                 55,296
       2,300   Advanced Micro Devices, Inc.*                                                                       17,112
       3,177   Agilent Technologies, Inc.*                                                                         50,896
       2,600   Altera Corporation*                                                                                 41,106
       2,500   Analog Devices, Inc.*                                                                               82,800
         600   Andrew Corporation*                                                                                  4,602
       2,500   Apple Computer, Inc.*                                                                               35,500
      11,500   Applied Materials, Inc.*                                                                           167,900
       2,100   Applied Micro Circuits Corporation*                                                                  9,408
         700   Autodesk, Inc.                                                                                      10,892
       2,516   Avaya, Inc.*                                                                                         9,812
       1,600   BMC Software, Inc.*                                                                                 23,872
       1,900   Broadcom Corporation*                                                                               33,991
       3,000   CIENA Corporation*                                                                                  14,610
      49,600   Cisco Systems, Inc.*                                                                               745,984
       1,100   Citrix Systems, Inc.*                                                                               20,856
       4,000   Computer Associates International, Inc.                                                             64,960
       1,300   Computer Sciences Corporation*                                                                      42,835
       2,600   Compuware Corporation*                                                                              11,414
       1,300   Comverse Technology, Inc.*                                                                          16,991
       8,300   Corning, Inc.*                                                                                      44,986
      18,000   Dell Computer Corporation*                                                                         520,380
       1,000   Electronic Arts, Inc.*                                                                              59,270
       3,300   Electronic Data Systems Corporation                                                                 59,895
      15,300   EMC Corporation*                                                                                   139,077
       2,200   Gateway, Inc.*                                                                                       6,336
      21,231   Hewlett-Packard Company                                                                            346,065
      46,200   Intel Corporation                                                                                  850,080
      11,800   International Business Machines Corporation                                                      1,001,820
       1,400   Intuit, Inc.*                                                                                       54,292
       1,300   Jabil Circuit, Inc.*                                                                                24,310
       9,800   JDS Uniphase Corporation*                                                                           31,654
       1,300   KLA-Tencor Corporation*                                                                             53,300
         900   Lexmark International, Inc.*                                                                        67,059
       2,200   Linear Technology Corporation                                                                       75,834
       2,500   LSI Logic Corporation*                                                                              13,400
      27,300   Lucent Technologies, Inc.*                                                                          49,140
       2,300   Maxim Integrated Products, Inc.                                                                     90,367
         600   Mercury Interactive Corporation*                                                                    20,364
       4,200   Micron Technology, Inc.*                                                                            35,700
      74,700   Microsoft Corporation                                                                            1,910,079
       1,325   Molex, Inc.                                                                                         30,926
      15,971   Motorola, Inc.                                                                                     126,331
       1,200   National Semiconductor Corporation*                                                                 22,476
         600   NCR Corporation*                                                                                    13,152
       2,300   Network Appliance, Inc.*                                                                            30,544
       2,500   Novell, Inc.*                                                                                        6,875
       1,000   Novellus Systems, Inc.*                                                                             28,040
       1,100   NVIDIA Corporation*                                                                                 15,697
      36,700   Oracle Corporation*                                                                                435,996
       1,800   Parametric Technology Corporation*                                                                   5,940
       2,100   PeopleSoft, Inc.*                                                                                   31,563
         800   PerkinElmer, Inc.                                                                                    7,936
       1,100   PMC-Sierra, Inc.*                                                                                    9,075
         700   QLogic Corporation*                                                                                 30,793
       5,500   QUALCOMM, Inc.                                                                                     175,395
       3,500   Sanmina-SCI Corporation*                                                                            16,800
       1,000   Scientific-Atlanta, Inc.                                                                            16,250
       3,300   Siebel Systems, Inc.*                                                                               28,611
       5,700   Solectron Corporation*                                                                              18,183
      22,300   Sun Microsystems, Inc.*                                                                             73,590
       1,900   SunGard Data Systems, Inc.*                                                                         40,850
       1,100   Symantec Corporation*                                                                               48,345
       1,550   Symbol Technologies, Inc.                                                                           16,942
         600   Tektronix, Inc.*                                                                                    11,262
       2,800   Tellabs, Inc.*                                                                                      17,304
       1,200   Teradyne, Inc.*                                                                                     13,920
      12,000   Texas Instruments, Inc.                                                                            221,880
       1,100   Thermo Electron Corporation*                                                                        19,987
       2,200   Unisys Corporation*                                                                                 22,880
       2,800   VERITAS Software Corporation*                                                                       61,628
         900   Waters Corporation*                                                                                 21,609
       5,100   Xerox Corporation*                                                                                  50,286
       2,300   Xilinx, Inc.*                                                                                       62,261
       4,100   Yahoo!, Inc.*                                                                                      101,598
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,762,304
=========================================================================================================================

Materials (2.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Air Products and Chemicals, Inc.                                                                    68,912
       5,824   Alcoa, Inc.                                                                                        133,544
         500   Allegheny Technologies, Inc.                                                                         2,075
         400   Ball Corporation                                                                                    22,464
         400   Bemis Company, Inc.                                                                                 18,264
         400   Boise Cascade Corporation                                                                            9,188
       6,383   Dow Chemical Company                                                                               208,341
       7,000   E.I. du Pont de Nemours and Company                                                                297,710
         500   Eastman Chemical Company                                                                            15,265
         900   Ecolab, Inc.                                                                                        45,981
         900   Engelhard Corporation                                                                               22,095
       1,000   Freeport-McMoRan Copper & Gold, Inc., Class B                                                       17,310
       1,705   Georgia-Pacific Group                                                                               26,325
         300   Great Lakes Chemical Corporation                                                                     7,368
         700   Hercules, Inc.*                                                                                      7,105
         600   International Flavors and Fragrances, Inc.                                                          19,068
       3,312   International Paper Company                                                                        118,404
         700   Louisiana-Pacific Corporation*                                                                       5,656
       1,382   Meadwestvaco Corporation                                                                            32,601
       1,825   Monsanto Company                                                                                    31,755
       2,800   Newmont Mining Corporation                                                                          75,656
         600   Nucor Corporation                                                                                   24,510
       1,100   Pactiv Corporation*                                                                                 22,572
         600   Phelps Dodge Corporation*                                                                           18,714
       1,200   PPG Industries, Inc.                                                                                58,212
       1,100   Praxair, Inc.                                                                                       63,888
       1,500   Rohm and Haas Company                                                                               49,665
         600   Sealed Air Corporation*                                                                             25,710
         500   Sigma-Aldrich Corporation                                                                           24,910
         400   Temple-Inland, Inc.                                                                                 18,120
         700   United States Steel Corporation                                                                     10,024
         700   Vulcan Materials Company                                                                            24,479
       1,500   Weyerhaeuser Company                                                                                74,385
         500   Worthington Industries, Inc.                                                                         6,715
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,606,991
=========================================================================================================================

Telecommunication Services (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       2,200   ALLTEL Corporation                                                                                 103,092
       5,330   AT&T Corporation                                                                                    90,877
      18,855   AT&T Wireless Services, Inc.*                                                                      121,803
      13,000   BellSouth Corporation                                                                              331,370
       1,000   CenturyTel, Inc.                                                                                    29,450
       1,900   Citizens Communications Company*                                                                    20,767
       7,500   Nextel Communications, Inc.*                                                                       110,925
      11,775   Qwest Communications International, Inc.*                                                           44,392
      23,100   SBC Communications, Inc.                                                                           539,616
       6,200   Sprint FON Group                                                                                    71,362
       6,900   Sprint Corporation (PCS Group)*                                                                     24,150
      19,084   Verizon Communications, Inc.                                                                       713,360
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 2,201,164
=========================================================================================================================

Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,700   AES Corporation*                                                                                    22,237
         800   Allegheny Energy, Inc.                                                                               6,640
       1,100   Ameren Corporation                                                                                  45,078
       2,640   American Electric Power Company, Inc.                                                               69,643
       2,600   Calpine Corporation*                                                                                13,962
       2,100   CenterPoint Energy, Inc.                                                                            16,590
       1,200   CINergy Corporation                                                                                 40,968
       1,000   CMS Energy Corporation                                                                               6,230
       1,500   Consolidated Edison, Inc.                                                                           58,305
       1,100   Constellation Energy Group, Inc.                                                                    32,208
       2,146   Dominion Resources, Inc.                                                                           127,000
       1,200   DTE Energy Company                                                                                  48,384
       6,200   Duke Energy Corporation                                                                            109,058
       2,500   Dynegy, Inc.                                                                                        11,000
       2,200   Edison International*                                                                               32,098
       4,115   El Paso Corporation                                                                                 30,863
       1,600   Entergy Corporation                                                                                 74,576
       2,250   Exelon Corporation                                                                                 119,340
       2,100   FirstEnergy Corporation                                                                             70,833
       1,300   FPL Group, Inc.                                                                                     79,131
       1,100   KeySpan Corporation                                                                                 37,257
         900   Kinder Morgan, Inc.                                                                                 42,318
       2,796   Mirant Corporation*                                                                                  9,255
         300   Nicor, Inc.                                                                                          9,018
       1,737   NiSource, Inc.                                                                                      32,829
       2,800   Pacific Gas & Electric Company*                                                                     41,944
         200   Peoples Energy Corporation                                                                           7,770
         600   Pinnacle West Capital Corporation                                                                   19,932
       1,100   PPL Corporation                                                                                     39,820
       1,655   Progress Energy, Inc.                                                                               69,146
       1,600   Public Service Enterprise Group, Inc.                                                               61,552
       1,411   Sempra Energy                                                                                       37,871
       5,000   Southern Company                                                                                   145,450
       1,200   TECO Energy, Inc.                                                                                   12,948
       2,200   TXU Corporation                                                                                     43,824
       3,600   Williams Companies, Inc.                                                                            25,020
       2,710   Xcel Energy, Inc.                                                                                   36,639
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,686,737
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $72,065,940)                                                           59,092,262
=========================================================================================================================

      Shares   Short-Term Investments (4.4%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,712,718   The AAL Money Market Fund(c)                                     0.840%              N/A        $2,712,718
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,712,718
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $74,778,658)                                                           $61,804,980
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

(c)   At April 30, 2003, $188,100 in cash was pledged as the initial margin deposit and $2,712,718 of The AAL Money Market Fund was pledged as collateral to cover open financial futures contracts as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------

S&P 500 Mini Futures         31         June 2003              Long        $1,419,955        $1,354,846           $65,109
S&P 500 Futures               7         June 2003              Long         1,603,175         1,524,792            78,383

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Large Company Index Fund II
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (96.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (13.6%)
-------------------------------------------------------------------------------------------------------------------------
         200   American Greetings Corporation*                                                                     $2,912
      15,750   AOL Time Warner, Inc.*                                                                             215,460
       1,000   Autonation, Inc.*                                                                                   13,850
         400   AutoZone, Inc.*                                                                                     32,324
       1,000   Bed Bath & Beyond, Inc.*                                                                            39,510
       1,150   Best Buy Company, Inc.                                                                              39,767
         400   Big Lots, Inc.*                                                                                      5,008
         300   Black & Decker Corporation                                                                          12,375
         300   Brunswick Corporation                                                                                6,549
       2,300   Carnival Corporation                                                                                63,457
         200   Centex Corporation                                                                                  13,204
         700   Circuit City Stores, Inc. (Circuit City Group)                                                       4,011
       2,200   Clear Channel Communications, Inc.*                                                                 86,042
       8,087   Comcast Corporation*                                                                               258,056
         200   Cooper Tire & Rubber Company                                                                         2,816
       1,600   Costco Wholesale Corporation*                                                                       55,408
         500   Dana Corporation                                                                                     4,645
         600   Darden Restaurants, Inc.                                                                            10,506
       1,900   Delphi Corporation                                                                                  15,960
         200   Dillard's, Inc.                                                                                      2,796
       1,100   Dollar General Corporation                                                                          15,994
         300   Dow Jones & Company, Inc.                                                                           11,880
       1,000   Eastman Kodak Company                                                                               29,910
       1,100   eBay, Inc.*                                                                                        102,047
         600   Family Dollar Stores, Inc.                                                                          20,514
         700   Federated Department Stores, Inc.*                                                                  21,434
       6,400   Ford Motor Company                                                                                  65,920
         500   Fortune Brands, Inc.                                                                                24,200
       1,000   Gannett Company, Inc.                                                                               75,720
       3,100   Gap, Inc.                                                                                           51,553
       2,000   General Motors Corporation                                                                          72,100
         600   Genuine Parts Company                                                                               19,182
         600   Goodyear Tire & Rubber Company                                                                       3,432
       1,100   Harley-Davidson, Inc.                                                                               48,884
         400   Harrah's Entertainment, Inc.*                                                                       15,756
         600   Hasbro, Inc.                                                                                         9,600
       1,300   Hilton Hotels Corporation                                                                           17,316
       8,200   Home Depot, Inc.                                                                                   230,666
         300   International Game Technology*                                                                      25,890
       1,300   Interpublic Group of Companies, Inc.                                                                14,820
         900   J.C. Penney Company, Inc.                                                                           15,354
         300   Johnson Controls, Inc.                                                                              24,672
         400   Jones Apparel Group, Inc.*                                                                          11,408
         200   KB Home                                                                                              9,854
         300   Knight Ridder, Inc.                                                                                 19,365
       1,200   Kohl's Corporation*                                                                                 68,160
         600   Leggett & Platt, Inc.                                                                               12,390
       1,800   Limited Brands, Inc.                                                                                26,172
         400   Liz Claiborne, Inc.                                                                                 13,012
       2,800   Lowe's Companies, Inc.                                                                             122,892
         800   Marriott International, Inc.                                                                        28,728
       1,500   Mattel, Inc.                                                                                        32,610
       1,000   May Department Stores Company                                                                       21,620
         200   Maytag Corporation                                                                                   4,168
       4,400   McDonald's Corporation                                                                              75,240
         700   McGraw-Hill Companies, Inc.                                                                         40,873
         200   Meredith Corporation                                                                                 8,644
         500   New York Times Company                                                                              23,190
         900   Newell Rubbermaid, Inc.                                                                             27,432
         900   NIKE, Inc.                                                                                          48,177
         400   Nordstrom, Inc.                                                                                      6,932
       1,000   Office Depot, Inc.*                                                                                 12,660
         700   Omnicom Group, Inc.                                                                                 43,330
         200   Pulte Homes, Inc.                                                                                   11,598
         600   RadioShack Corporation                                                                              14,226
         200   Reebok International, Ltd.*                                                                          6,212
       1,100   Sears, Roebuck and Company                                                                          31,174
         500   Sherwin-Williams Company                                                                            13,940
         200   Snap-On, Inc.                                                                                        5,870
         300   Stanley Works                                                                                        7,209
       1,600   Staples, Inc.*                                                                                      30,464
       1,300   Starbucks Corporation*                                                                              30,537
         700   Starwood Hotels & Resorts Worldwide, Inc.                                                           18,788
       3,200   Target Corporation                                                                                 107,008
         500   Tiffany & Company                                                                                   13,870
       1,800   TJX Companies, Inc.                                                                                 34,650
         700   Toys 'R' Us, Inc.*                                                                                   7,175
       1,100   Tribune Company                                                                                     53,878
         200   Tupperware Corporation                                                                               2,772
         800   Univision Communications, Inc.*                                                                     24,224
         400   VF Corporation                                                                                      15,736
       6,200   Viacom, Inc.*                                                                                      269,142
         400   Visteon Corporation                                                                                  2,804
      15,600   Wal-Mart Stores, Inc.                                                                              878,592
       7,200   Walt Disney Company                                                                                134,352
         400   Wendy's International, Inc.                                                                         11,616
         300   Whirlpool Corporation                                                                               16,047
       1,000   Yum! Brands, Inc.                                                                                   24,700
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     4,224,941
=========================================================================================================================

Consumer Staples (8.3%)
-------------------------------------------------------------------------------------------------------------------------
         100   Adolph Coors Company                                                                                 5,353
         200   Alberto-Culver Company                                                                               9,856
       1,300   Albertson's, Inc.                                                                                   25,818
       7,300   Altria Group, Inc.                                                                                 224,548
       3,000   Anheuser-Busch Companies, Inc.                                                                     149,640
       2,196   Archer Daniels Midland Company                                                                      24,332
         800   Avon Products, Inc.                                                                                 46,536
         200   Brown-Foreman Corporation, Class B                                                                  15,308
       1,400   Campbell Soup Company                                                                               30,842
         800   Clorox Company                                                                                      36,176
       8,700   Coca-Cola Company                                                                                  351,480
       1,500   Coca-Cola Enterprises, Inc.                                                                         29,235
       1,900   Colgate-Palmolive Company                                                                          108,623
       1,900   ConAgra Foods, Inc.                                                                                 39,900
       1,400   CVS Corporation                                                                                     33,894
       1,300   General Mills, Inc.                                                                                 58,643
       3,700   Gillette Company                                                                                   112,665
       1,200   H.J. Heinz Company                                                                                  35,856
         500   Hershey Foods Corporation                                                                           32,625
       1,400   Kellogg Company                                                                                     45,836
       1,800   Kimberly-Clark Corporation                                                                          89,586
       2,600   Kroger Company*                                                                                     37,180
         500   McCormick & Company, Inc.                                                                           12,395
         900   Pepsi Bottling Group, Inc.                                                                          18,486
       6,090   PepsiCo, Inc.                                                                                      263,575
       4,600   Procter & Gamble Company                                                                           413,310
         300   R.J. Reynolds Tobacco Holdings, Inc.                                                                 8,451
       1,500   Safeway, Inc.*                                                                                      24,930
       2,700   Sara Lee Corporation                                                                                45,306
         400   SUPERVALU, Inc.                                                                                      6,588
       2,300   SYSCO Corporation                                                                                   66,079
         600   UST, Inc.                                                                                           18,798
       3,600   Walgreen Company                                                                                   111,096
         400   Winn-Dixie Stores, Inc.                                                                              5,012
         800   Wm. Wrigley Jr. Company                                                                             45,368
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,583,326
=========================================================================================================================

Energy (5.6%)
-------------------------------------------------------------------------------------------------------------------------
         300   Amerada Hess Corporation                                                                            13,545
         845   Anadarko Petroleum Corporation                                                                      37,518
         561   Apache Corporation                                                                                  32,117
         200   Ashland, Inc.                                                                                        5,930
       1,200   Baker Hughes, Inc.                                                                                  33,600
         600   BJ Services Company*                                                                                21,906
         700   Burlington Resources, Inc.                                                                          32,417
       3,778   ChevronTexaco Corporation                                                                          237,296
       2,448   ConocoPhillips Corporation                                                                         123,134
         900   Devon Energy Corporation                                                                            42,525
         400   EOG Resources, Inc.                                                                                 14,952
      23,700   Exxon Mobil Corporation                                                                            834,240
       1,500   Halliburton Company                                                                                 32,115
         400   Kerr-McGee Corporation                                                                              16,844
       1,100   Marathon Oil Corporation                                                                            25,047
         500   Nabors Industries, Ltd.*                                                                            19,600
         500   Noble Corporation*                                                                                  15,475
       1,300   Occidental Petroleum Corporation                                                                    38,805
         300   Rowan Companies, Inc.                                                                                6,150
       2,100   Schlumberger, Ltd.                                                                                  88,053
         300   Sunoco, Inc.                                                                                        11,163
       1,100   Transocean, Inc.                                                                                    20,955
         900   Unocal Corporation                                                                                  24,930
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,728,317
=========================================================================================================================

Financials (19.9%)
-------------------------------------------------------------------------------------------------------------------------
         900   ACE, Ltd.                                                                                           29,772
       1,800   AFLAC, Inc.                                                                                         58,878
       2,500   Allstate Corporation                                                                                94,475
         350   Ambac Financial Group, Inc.                                                                         20,423
       4,600   American Express Company                                                                           174,156
       9,244   American International Group, Inc.                                                                 535,690
       1,200   AmSouth Bancorporation                                                                              25,260
       1,100   Aon Corporation                                                                                     24,376
         300   Apartment Investment & Management Company                                                           11,328
       5,300   Bank of America Corporation                                                                        392,465
       2,700   Bank of New York Company, Inc.                                                                      71,415
       4,100   BANK ONE Corporation                                                                               147,805
       1,700   BB&T Corporation                                                                                    55,420
         400   Bear Stearns Companies, Inc.                                                                        26,736
         800   Capital One Financial Corporation                                                                   33,496
       4,700   Charles Schwab Corporation                                                                          40,561
         776   Charter One Financial, Inc.                                                                         22,543
         600   Chubb Corporation                                                                                   31,734
         600   Cincinnati Financial Corporation                                                                    22,110
      18,106   Citigroup, Inc.                                                                                    710,661
         600   Comerica, Inc.                                                                                      26,106
         500   Countrywide Financial Corporation                                                                   33,800
       1,400   Equity Office Properties Trust                                                                      36,358
         900   Equity Residential                                                                                  23,319
       2,500   Federal Home Loan Mortgage Corporation                                                             144,750
       3,500   Federal National Mortgage Corporation                                                              253,365
         400   Federated Investors, Inc.                                                                           10,916
       2,022   Fifth Third Bancorp                                                                                 99,664
         400   First Tennessee National Corporation                                                                17,520
       3,708   FleetBoston Financial Corporation                                                                   98,336
         900   Franklin Resources, Inc.                                                                            31,392
         600   Golden West Financial Corporation                                                                   45,252
       1,700   Goldman Sachs Group, Inc.                                                                          129,030
         900   Hartford Financial Services Group, Inc.                                                             36,684
           1   HSBC Holdings plc                                                                                       27
         810   Huntington Bancshares, Inc.                                                                         15,763
       7,010   J.P. Morgan Chase & Company                                                                        205,744
         700   Janus Capital Group, Inc.*                                                                           9,730
         550   Jefferson-Pilot Corporation                                                                         22,050
       1,000   John Hancock Financial Services, Inc.                                                               29,020
       1,500   KeyCorp                                                                                             36,165
         900   Lehman Brothers Holdings, Inc.                                                                      56,673
         600   Lincoln National Corporation                                                                        19,176
         700   Loews Corporation                                                                                   28,889
       1,900   Marsh & McLennan Companies, Inc.                                                                    90,592
         800   Marshall & Ilsley Corporation                                                                       23,536
         500   MBIA, Inc.                                                                                          22,350
       4,500   MBNA Corporation                                                                                    85,050
       1,500   Mellon Financial Corporation                                                                        39,675
       3,000   Merrill Lynch & Company, Inc.                                                                      123,150
       2,500   MetLife, Inc.                                                                                       71,825
         400   MGIC Investment Corporation                                                                         18,184
         500   Moody's Corporation                                                                                 24,145
       3,800   Morgan Stanley and Company                                                                         170,050
       2,100   National City Corporation                                                                           62,916
         600   North Fork Bancorporation, Inc.                                                                     19,416
         800   Northern Trust Corporation                                                                          28,080
         600   Plum Creek Timber Company, Inc.                                                                     13,956
       1,000   PNC Financial Services Group, Inc.                                                                  43,900
       1,100   Principal Financial Group, Inc.                                                                     32,010
         800   Progressive Corporation                                                                             54,400
       1,000   Providian Financial Corporation*                                                                     7,370
       2,000   Prudential Financial, Inc.                                                                          63,940
         800   Regions Financial Corporation                                                                       26,968
         500   SAFECO Corporation                                                                                  19,255
         700   Simon Property Group, Inc.                                                                          25,704
         600   SLM Corporation                                                                                     67,200
       1,200   SouthTrust Corporation                                                                              32,233
         800   St. Paul Companies, Inc.                                                                            27,472
       1,200   State Street Corporation                                                                            42,036
       1,000   SunTrust Banks, Inc.                                                                                57,220
       1,000   Synovus Financial Corporation                                                                       19,470
         400   T. Rowe Price Group, Inc.                                                                           12,208
         400   Torchmark Corporation                                                                               15,500
       3,524   Travelers Property Casualty Company, Class B                                                        57,265
       6,718   U.S. Bancorp                                                                                       148,804
         650   Union Planters Corporation                                                                          18,551
         800   UNUMProvident                                                                                        9,200
       4,800   Wachovia Corporation                                                                               183,408
       3,300   Washington Mutual, Inc.                                                                            130,350
       6,000   Wells Fargo & Company                                                                              289,560
         500   XL Capital, Ltd.                                                                                    41,150
         300   Zions Bancorporation                                                                                14,781
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 6,171,913
=========================================================================================================================

Health Care (14.4%)
-------------------------------------------------------------------------------------------------------------------------
       5,500   Abbott Laboratories                                                                                223,465
         500   Aetna, Inc.                                                                                         24,900
         500   Allergan, Inc.                                                                                      35,125
         400   AmerisourceBergen Corporation                                                                       23,140
       4,536   Amgen, Inc.*                                                                                       278,102
         500   Anthem, Inc.*                                                                                       34,320
         700   Applera Corporation                                                                                 12,271
         200   Bausch & Lomb, Inc.                                                                                  7,032
       2,100   Baxter International, Inc.                                                                          48,300
         900   Becton, Dickinson and Company                                                                       31,860
         500   Biogen, Inc.*                                                                                       18,995
         875   Biomet, Inc.                                                                                        26,653
       1,400   Boston Scientific Corporation*                                                                      60,270
       6,800   Bristol-Myers Squibb Company                                                                       173,672
         200   C.R. Bard, Inc.                                                                                     12,676
       1,600   Cardinal Health, Inc.                                                                               88,448
         700   Chiron Corporation*                                                                                 28,581
         500   CIGNA Corporation                                                                                   26,150
       4,000   Eli Lilly and Company                                                                              255,280
       1,300   Forest Laboratories, Inc.                                                                           67,236
         800   Genzyme Corporation*                                                                                32,224
       1,100   Guidant Corporation*                                                                                42,889
       1,800   HCA, Inc.                                                                                           57,780
         800   Health Management Associates, Inc.                                                                  13,648
         500   Humana, Inc.*                                                                                        5,525
         800   IMS Health, Inc.                                                                                    12,320
      10,490   Johnson & Johnson                                                                                  591,216
         833   King Pharmaceuticals, Inc.*                                                                         10,504
         300   Manor Care, Inc.*                                                                                    5,835
       1,000   McKesson Corporation                                                                                27,740
         900   MedImmune, Inc.*                                                                                    31,743
       4,300   Medtronic, Inc.                                                                                    205,282
       7,900   Merck & Company, Inc.                                                                              459,622
         200   Millipore Corporation*                                                                               6,830
      28,140   Pfizer, Inc.                                                                                       865,305
         400   Quest Diagnostics, Inc.*                                                                            23,900
         400   Quintiles Transnational Corporation*                                                                 5,620
       5,100   Schering-Plough Corporation                                                                         92,310
         600   St. Jude Medical, Inc.                                                                              31,476
         700   Stryker Corporation                                                                                 46,907
       1,600   Tenet Healthcare Corporation                                                                        23,744
       1,100   UnitedHealth Group, Inc.                                                                           101,343
         400   Watson Pharmaceuticals, Inc.*                                                                       11,628
         600   WellPoint Health Networks, Inc.*                                                                    45,564
       4,700   Wyeth Corporation                                                                                  204,591
         740   Zimmer Holdings, Inc.*                                                                              34,706
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,466,728
=========================================================================================================================

Industrials (11.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,400   3M Company                                                                                         176,456
         700   Allied Waste Industries, Inc.*                                                                       5,810
         600   American Power Conversion Corporation*                                                               9,348
         300   American Standard Companies, Inc.*                                                                  21,357
         600   Apollo Group, Inc.*                                                                                 32,519
       2,100   Automatic Data Processing, Inc.                                                                     70,623
         400   Avery Dennison Corporation                                                                          21,204
       2,900   Boeing Company                                                                                      79,112
       1,300   Burlington Northern Santa Fe Corporation                                                            36,608
       1,200   Caterpillar, Inc.                                                                                   63,120
       3,600   Cendant Corporation*                                                                                51,408
         600   Cintas Corporation                                                                                  21,540
       1,700   Concord EFS, Inc.*                                                                                  23,511
         600   Convergys Corporation*                                                                               9,732
         300   Cooper Industries, Ltd.                                                                             11,130
         200   Crane Company                                                                                        3,906
         700   CSX Corporation                                                                                     22,386
         100   Cummins, Inc.                                                                                        2,711
         600   Danaher Corporation                                                                                 41,388
         900   Deere & Company                                                                                     39,627
         400   Delta Air Lines, Inc.                                                                                5,116
         200   Deluxe Corporation                                                                                   8,802
         700   Dover Corporation                                                                                   20,118
         300   Eaton Corporation                                                                                   24,621
       1,500   Emerson Electric Company                                                                            76,050
         500   Equifax, Inc.                                                                                       11,595
       1,100   FedEx Corporation                                                                                   65,868
       2,700   First Data Corporation                                                                             105,921
         650   Fiserv, Inc.*                                                                                       19,136
         300   Fluor Corporation                                                                                   10,371
         700   General Dynamics Corporation                                                                        43,449
      35,100   General Electric Company                                                                         1,033,692
         400   Goodrich Corporation                                                                                 5,628
         600   H&R Block, Inc.                                                                                     23,172
       3,000   Honeywell International, Inc.                                                                       70,800
       1,100   Illinois Tool Works, Inc.                                                                           70,378
         600   Ingersoll-Rand Company, Ltd.                                                                        26,448
         300   ITT Industries, Inc.                                                                                17,490
       1,600   Lockheed Martin Corporation                                                                         80,080
       1,700   Masco Corporation                                                                                   35,819
         200   McDermott International, Inc.*                                                                         650
         200   Navistar International Corporation*                                                                  5,580
       1,300   Norfolk Southern Corporation                                                                        27,573
         667   Northrop Grumman Corporation                                                                        58,663
         450   PACCAR, Inc.                                                                                        26,285
         400   Pall Corporation                                                                                     8,448
         400   Parker Hannifin Corporation                                                                         16,272
       1,300   Paychex, Inc.                                                                                       40,482
         800   Pitney Bowes, Inc.                                                                                  28,088
         200   Power-One, Inc.*                                                                                     1,170
         400   R.R. Donnelley & Sons Company                                                                        8,064
       1,400   Raytheon Company                                                                                    41,902
         600   Robert Half International, Inc.*                                                                     9,768
         600   Rockwell Automation, Inc.                                                                           13,680
         600   Rockwell Collins                                                                                    12,828
         200   Ryder System, Inc.                                                                                   4,968
         500   Sabre Holdings Corporation                                                                          10,455
       2,700   Southwest Airlines Company                                                                          43,092
         500   Textron, Inc.                                                                                       14,745
         200   Thomas & Betts Corporation*                                                                          3,162
         300   TMP Worldwide, Inc.                                                                                  5,031
       6,938   Tyco International, Ltd.                                                                           108,233
         900   Union Pacific Corporation                                                                           53,568
       4,000   United Parcel Service, Inc., Class B                                                               248,480
       1,700   United Technologies Corporation                                                                    105,077
         300   W.W. Grainger, Inc.                                                                                 13,845
       2,100   Waste Management, Inc.                                                                              45,612
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,453,771
=========================================================================================================================

Information Technology (14.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   ADC Telecommunications, Inc.*                                                                        6,686
         800   Adobe Systems, Inc.                                                                                 27,648
       1,200   Advanced Micro Devices, Inc.*                                                                        8,928
       1,600   Agilent Technologies, Inc.*                                                                         25,632
       1,300   Altera Corporation*                                                                                 20,553
       1,300   Analog Devices, Inc.*                                                                               43,056
         300   Andrew Corporation*                                                                                  2,301
       1,200   Apple Computer, Inc.*                                                                               17,040
       5,800   Applied Materials, Inc.*                                                                            84,680
       1,000   Applied Micro Circuits Corporation*                                                                  4,480
         300   Autodesk, Inc.                                                                                       4,668
       1,225   Avaya, Inc.*                                                                                         4,778
         800   BMC Software, Inc.*                                                                                 11,936
         900   Broadcom Corporation*                                                                               16,101
       1,500   CIENA Corporation*                                                                                   7,305
      25,000   Cisco Systems, Inc.*                                                                               376,000
         600   Citrix Systems, Inc.*                                                                               11,376
       2,000   Computer Associates International, Inc.                                                             32,480
         700   Computer Sciences Corporation*                                                                      23,065
       1,300   Compuware Corporation*                                                                               5,707
         600   Comverse Technology, Inc.*                                                                           7,842
       4,200   Corning, Inc.*                                                                                      22,764
       9,100   Dell Computer Corporation*                                                                         263,081
         500   Electronic Arts, Inc.*                                                                              29,635
       1,600   Electronic Data Systems Corporation                                                                 29,040
       7,700   EMC Corporation*                                                                                    69,993
       1,100   Gateway, Inc.*                                                                                       3,168
      10,741   Hewlett-Packard Company                                                                            175,078
      23,300   Intel Corporation                                                                                  428,720
       6,000   International Business Machines Corporation                                                        509,400
         700   Intuit, Inc.*                                                                                       27,146
         700   Jabil Circuit, Inc.*                                                                                13,090
       4,900   JDS Uniphase Corporation*                                                                           15,827
         700   KLA-Tencor Corporation*                                                                             28,700
         500   Lexmark International, Inc.*                                                                        37,255
       1,100   Linear Technology Corporation                                                                       37,917
       1,300   LSI Logic Corporation*                                                                               6,968
      13,700   Lucent Technologies, Inc.*                                                                          24,660
       1,100   Maxim Integrated Products, Inc.                                                                     43,219
         300   Mercury Interactive Corporation*                                                                    10,182
       2,100   Micron Technology, Inc.*                                                                            17,850
      37,700   Microsoft Corporation                                                                              963,989
         700   Molex, Inc.                                                                                         16,338
       8,100   Motorola, Inc.                                                                                      64,071
         600   National Semiconductor Corporation*                                                                 11,238
         300   NCR Corporation*                                                                                     6,576
       1,100   Network Appliance, Inc.*                                                                            14,608
       1,200   Novell, Inc.*                                                                                        3,300
         500   Novellus Systems, Inc.*                                                                             14,020
         500   NVIDIA Corporation*                                                                                  7,135
      18,500   Oracle Corporation*                                                                                219,780
         900   Parametric Technology Corporation*                                                                   2,970
       1,100   PeopleSoft, Inc.*                                                                                   16,533
         400   PerkinElmer, Inc.                                                                                    3,968
         500   PMC-Sierra, Inc.*                                                                                    4,125
         300   QLogic Corporation*                                                                                 13,197
       2,800   QUALCOMM, Inc.                                                                                      89,292
       1,700   Sanmina-SCI Corporation*                                                                             8,160
         500   Scientific-Atlanta, Inc.                                                                             8,125
       1,700   Siebel Systems, Inc.*                                                                               14,739
       2,900   Solectron Corporation*                                                                               9,251
      11,200   Sun Microsystems, Inc.*                                                                             36,960
       1,000   SunGard Data Systems, Inc.*                                                                         21,500
         500   Symantec Corporation*                                                                               21,975
         750   Symbol Technologies, Inc.                                                                            8,198
         300   Tektronix, Inc.*                                                                                     5,631
       1,400   Tellabs, Inc.*                                                                                       8,652
         600   Teradyne, Inc.*                                                                                      6,960
       6,100   Texas Instruments, Inc.                                                                            112,789
         500   Thermo Electron Corporation*                                                                         9,085
       1,100   Unisys Corporation*                                                                                 11,440
       1,400   VERITAS Software Corporation*                                                                       30,814
         400   Waters Corporation*                                                                                  9,604
       2,500   Xerox Corporation*                                                                                  24,650
       1,200   Xilinx, Inc.*                                                                                       32,484
       2,100   Yahoo!, Inc.*                                                                                       52,038
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,420,150
=========================================================================================================================

Materials (2.6%)
-------------------------------------------------------------------------------------------------------------------------
         800   Air Products and Chemicals, Inc.                                                                    34,456
       2,900   Alcoa, Inc.                                                                                         66,497
         200   Allegheny Technologies, Inc.                                                                           830
         200   Ball Corporation                                                                                    11,232
         200   Bemis Company, Inc.                                                                                  9,132
         200   Boise Cascade Corporation                                                                            4,594
       3,183   Dow Chemical Company                                                                               103,893
       3,500   E.I. du Pont de Nemours and Company                                                                148,855
         300   Eastman Chemical Company                                                                             9,159
         500   Ecolab, Inc.                                                                                        25,545
         400   Engelhard Corporation                                                                                9,820
         500   Freeport-McMoRan Copper & Gold, Inc., Class B                                                        8,655
         852   Georgia-Pacific Group                                                                               13,155
         200   Great Lakes Chemical Corporation                                                                     4,912
         300   Hercules, Inc.*                                                                                      3,045
         300   International Flavors and Fragrances, Inc.                                                           9,534
       1,700   International Paper Company                                                                         60,775
         300   Louisiana-Pacific Corporation*                                                                       2,424
         691   Meadwestvaco Corporation                                                                            16,301
         884   Monsanto Company                                                                                    15,382
       1,400   Newmont Mining Corporation                                                                          37,828
         300   Nucor Corporation                                                                                   12,255
         500   Pactiv Corporation*                                                                                 10,260
         300   Phelps Dodge Corporation*                                                                            9,357
         600   PPG Industries, Inc.                                                                                29,106
         600   Praxair, Inc.                                                                                       34,848
         800   Rohm and Haas Company                                                                               26,488
         300   Sealed Air Corporation*                                                                             12,855
         300   Sigma-Aldrich Corporation                                                                           14,946
         200   Temple-Inland, Inc.                                                                                  9,060
         300   United States Steel Corporation                                                                      4,296
         400   Vulcan Materials Company                                                                            13,988
         800   Weyerhaeuser Company                                                                                39,672
         300   Worthington Industries, Inc.                                                                         4,029
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    817,184
=========================================================================================================================

Telecommunication Services (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   ALLTEL Corporation                                                                                  51,546
       2,660   AT&T Corporation                                                                                    45,353
       9,545   AT&T Wireless Services, Inc.*                                                                       61,661
       6,500   BellSouth Corporation                                                                              165,685
         500   CenturyTel, Inc.                                                                                    14,725
         900   Citizens Communications Company*                                                                     9,837
       3,700   Nextel Communications, Inc.*                                                                        54,723
       5,900   Qwest Communications International, Inc.*                                                           22,243
      11,700   SBC Communications, Inc.                                                                           273,312
       3,100   Sprint FON Group                                                                                    35,681
       3,500   Sprint PCS Group*                                                                                   12,250
       9,600   Verizon Communications, Inc.                                                                       358,848
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,105,864
=========================================================================================================================

Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   AES Corporation*                                                                                    11,419
         400   Allegheny Energy, Inc.                                                                               3,320
         600   Ameren Corporation                                                                                  24,588
       1,300   American Electric Power Company, Inc.                                                               34,294
       1,300   Calpine Corporation*                                                                                 6,981
       1,000   CenterPoint Energy, Inc.                                                                             7,900
         600   CINergy Corporation                                                                                 20,484
         500   CMS Energy Corporation                                                                               3,115
         800   Consolidated Edison, Inc.                                                                           31,096
         600   Constellation Energy Group, Inc.                                                                    17,568
       1,100   Dominion Resources, Inc.                                                                            65,098
         600   DTE Energy Company                                                                                  24,192
       3,100   Duke Energy Corporation                                                                             54,529
       1,300   Dynegy, Inc.                                                                                         5,720
       1,100   Edison International*                                                                               16,049
       2,092   El Paso Corporation                                                                                 15,690
         800   Entergy Corporation                                                                                 37,288
       1,175   Exelon Corporation                                                                                  62,322
       1,000   FirstEnergy Corporation                                                                             33,730
         700   FPL Group, Inc.                                                                                     42,609
         500   KeySpan Corporation                                                                                 16,935
         400   Kinder Morgan, Inc.                                                                                 18,808
       1,416   Mirant Corporation*                                                                                  4,687
         100   Nicor, Inc.                                                                                          3,006
         837   NiSource, Inc.                                                                                      15,819
       1,400   Pacific Gas & Electric Company*                                                                     20,972
         100   Peoples Energy Corporation                                                                           3,885
         300   Pinnacle West Capital Corporation                                                                    9,966
         600   PPL Corporation                                                                                     21,720
         827   Progress Energy, Inc.                                                                               34,552
         800   Public Service Enterprise Group, Inc.                                                               30,776
         700   Sempra Energy                                                                                       18,788
       2,500   Southern Company                                                                                    72,725
         600   TECO Energy, Inc.                                                                                    6,474
       1,100   TXU Corporation                                                                                     21,912
       1,800   Williams Companies, Inc.                                                                            12,510
       1,355   Xcel Energy, Inc.                                                                                   18,320
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    849,847
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $39,498,555)                                                           29,822,041
=========================================================================================================================

      Shares   Short-Term Investments (3.8%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,170,521   The AAL Money Market Fund(c)                                     0.840%              N/A        $1,170,521
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,170,521
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $40,669,076)                                                           $30,992,562
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

(c)   At April 30, 2003, $85,500 in cash was pledged as the initial margin deposit and $1,170,521 of The AAL Money Market Fund was pledged as collateral to cover open financial futures contracts as follows:

                                                                                               Notional
                      Number of        Expiration                              Market         Principal        Unrealized
Type                  Contracts              Date          Position             Value            Amount              Gain
-------------------------------------------------------------------------------------------------------------------------

S&P 500 Mini Futures         24         June 2003              Long        $1,099,320        $1,035,569           $63,751
S&P 500 Futures               1         June 2003              Long           229,025           208,981            20,044

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Equity Income Fund
Schedule of Investments as of April 30, 2003(a)

      Shares   Common Stock (98.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (10.3%)
-------------------------------------------------------------------------------------------------------------------------
       7,600   AutoZone, Inc.*                                                                                   $614,156
      16,000   Best Buy Company, Inc.                                                                             553,280
      55,400   Clear Channel Communications, Inc.*                                                              2,166,694
      36,431   Comcast Corporation*                                                                             1,162,513
      36,100   Family Dollar Stores, Inc.                                                                       1,234,259
      71,600   Fox Entertainment Group, Inc.*                                                                   1,818,640
      16,000   Gannett Company, Inc.                                                                            1,211,520
      30,700   Home Depot, Inc.                                                                                   863,591
      14,200   Johnson Controls, Inc.                                                                           1,167,808
      39,600   Lowe's Companies, Inc.                                                                           1,738,044
      62,600   Staples, Inc.*                                                                                   1,191,904
      76,900   Target Corporation                                                                               2,571,536
      31,600   Toyota Motor Corporation ADR                                                                     1,430,848
      25,700   Tribune Company                                                                                  1,258,786
      67,200   Viacom, Inc.*                                                                                    2,917,152
      61,400   Walt Disney Company                                                                              1,145,724
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    23,046,455
=========================================================================================================================

Consumer Staples (6.6%)
-------------------------------------------------------------------------------------------------------------------------
      74,400   ConAgra Foods, Inc.                                                                              1,562,400
      91,200   CVS Corporation                                                                                  2,207,952
      38,100   General Mills, Inc.                                                                              1,718,691
      38,000   Kimberly-Clark Corporation                                                                       1,891,260
      45,700   Kraft Foods, Inc.                                                                                1,412,130
     115,000   Kroger Company*                                                                                  1,644,500
      27,800   Procter & Gamble Company                                                                         2,497,830
      46,800   Unilever plc Sponsored ADR*                                                                      1,837,836
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          14,772,599
=========================================================================================================================

Energy (10.6%)
-------------------------------------------------------------------------------------------------------------------------
      29,465   Apache Corporation                                                                               1,686,871
      65,200   Baker Hughes, Inc.                                                                               1,825,600
      44,047   ChevronTexaco Corporation                                                                        2,766,592
      81,245   ConocoPhillips                                                                                   4,086,624
      45,000   EOG Resources, Inc.                                                                              1,682,100
     206,600   Exxon Mobil Corporation                                                                          7,272,320
      57,100   Noble Corporation*                                                                               1,767,245
      68,600   Valero Energy Corporation                                                                        2,521,050
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    23,608,402
=========================================================================================================================

Financials (29.0%)
-------------------------------------------------------------------------------------------------------------------------
      34,300   ACE, Ltd.                                                                                        1,134,644
      60,400   Allstate Corporation                                                                             2,282,516
      50,000   American Express Company                                                                         1,893,000
      59,000   American International Group, Inc.                                                               3,419,050
      80,500   Bank of America Corporation                                                                      5,961,025
      48,800   BANK ONE Corporation                                                                             1,759,240
     187,933   Citigroup, Inc.                                                                                  7,376,370
      20,100   Countrywide Financial Corporation                                                                1,358,760
      24,000   Equity Office Properties Trust                                                                     623,280
      38,800   Federal Home Loan Mortgage Corporation                                                           2,246,520
      48,800   Federal National Mortgage Association                                                            3,532,632
      42,600   FleetBoston Financial Corporation                                                                1,129,752
       9,500   Goldman Sachs Group, Inc.                                                                          721,050
      40,800   Hartford Financial Services Group, Inc.                                                          1,663,008
      96,500   J.P. Morgan Chase & Company                                                                      2,832,275
      20,500   Lehman Brothers Holdings, Inc.                                                                   1,290,885
      47,700   MBNA Corporation                                                                                   901,530
      34,800   Merrill Lynch & Company, Inc.                                                                    1,428,540
      76,100   MetLife, Inc.                                                                                    2,186,353
      40,400   Morgan Stanley and Company                                                                       1,807,900
      25,200   National City Corporation                                                                          754,992
      36,100   Prudential Financial, Inc.                                                                       1,154,117
      17,200   Simon Property Group, Inc.                                                                         631,584
      42,700   SouthTrust Corporation                                                                           1,146,965
      31,900   St. Paul Companies, Inc.                                                                         1,095,446
      68,600   Travelers Property Casualty Company, Class B                                                     1,114,750
     123,900   U.S. Bancorp                                                                                     2,744,385
      64,900   Wachovia Corporation                                                                             2,479,829
      51,400   Washington Mutual, Inc.                                                                          2,030,300
      87,700   Wells Fargo & Company                                                                            4,232,402
      21,900   XL Capital, Ltd.                                                                                 1,802,370
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                64,735,470
=========================================================================================================================

Health Care (7.7%)
-------------------------------------------------------------------------------------------------------------------------
      17,400   Aetna, Inc.                                                                                        866,520
      27,900   Anthem, Inc.*                                                                                    1,915,056
      41,300   HCA, Inc.                                                                                        1,325,730
     127,900   IVAX Corporation*                                                                                2,055,353
      29,500   Johnson & Johnson                                                                                1,662,620
      80,200   McKesson Corporation                                                                             2,224,748
      30,300   Merck & Company, Inc.                                                                            1,762,854
      93,800   Pfizer, Inc.                                                                                     2,884,350
      57,300   Wyeth Corporation                                                                                2,494,269
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               17,191,500
=========================================================================================================================

Industrials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
      37,100   Boeing Company                                                                                   1,012,088
      34,500   Caterpillar, Inc.                                                                                1,814,700
      48,700   Cendant Corporation*                                                                               695,436
      37,000   Emerson Electric Company                                                                         1,875,900
      21,300   FedEx Corporation                                                                                1,275,444
      47,200   First Data Corporation                                                                           1,851,656
      22,700   Fiserv, Inc.*                                                                                      668,288
       8,400   General Dynamics Corporation                                                                       521,388
      47,300   General Electric Company                                                                         1,392,985
      50,150   Honeywell International, Inc.                                                                    1,183,540
      18,500   Illinois Tool Works, Inc.                                                                        1,183,630
      55,900   Masco Corporation                                                                                1,177,813
      12,300   Northrop Grumman Corporation                                                                     1,081,785
      34,700   Pitney Bowes, Inc.                                                                               1,218,317
      18,700   Raytheon Company                                                                                   559,691
     110,600   Tyco International, Ltd.                                                                         1,725,360
      31,900   Union Pacific Corporation                                                                        1,898,688
      35,200   United Technologies Corporation                                                                  2,175,712
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               23,312,421
=========================================================================================================================

Information Technology (8.0%)
-------------------------------------------------------------------------------------------------------------------------
      72,300   Applied Materials, Inc.*                                                                         1,055,580
      86,300   Cisco Systems, Inc.*                                                                             1,297,952
      80,100   Computer Associates International, Inc.                                                          1,300,824
      48,400   Harris Corporation                                                                               1,382,304
     179,300   Hewlett-Packard Company                                                                          2,922,590
      66,700   Intel Corporation                                                                                1,227,280
      34,800   International Business Machines Corporation                                                      2,954,520
      88,700   Microsoft Corporation                                                                            2,268,059
     135,100   Motorola, Inc.                                                                                   1,068,641
      92,700   Oracle Corporation*                                                                              1,101,276
      70,300   Texas Instruments, Inc.                                                                          1,299,847
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    17,878,873
=========================================================================================================================

Materials (5.9%)
-------------------------------------------------------------------------------------------------------------------------
      93,500   Alcoa, Inc.                                                                                      2,143,955
      29,500   BASF AG*                                                                                         1,315,700
      27,200   E.I. du Pont de Nemours and Company                                                              1,156,816
      79,300   International Paper Company                                                                      2,834,975
      19,800   Praxair, Inc.                                                                                    1,149,984
     135,700   United States Steel Corporation                                                                  1,943,224
      52,200   Weyerhaeuser Company                                                                             2,588,598
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 13,133,252
=========================================================================================================================

Telecommunication Services (5.4%)
-------------------------------------------------------------------------------------------------------------------------
      22,500   ALLTEL Corporation                                                                               1,054,350
      34,043   AT&T Corporation                                                                                   580,433
     170,200   AT&T Wireless Services, Inc.*                                                                    1,099,492
      88,847   SBC Communications, Inc.                                                                         2,075,466
      56,684   Telefonica SA ADR                                                                                1,884,743
      99,400   Verizon Communications, Inc.                                                                     3,715,572
      86,600   Vodafone Group plc ADR                                                                           1,711,216
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                12,121,272
=========================================================================================================================

Utilities (4.1%)
-------------------------------------------------------------------------------------------------------------------------
      41,800   Dominion Resources, Inc.                                                                         2,473,724
      37,600   Entergy Corporation                                                                              1,752,536
      32,600   Exelon Corporation                                                                               1,729,104
      39,000   FirstEnergy Corporation                                                                          1,315,470
      28,600   FPL Group, Inc.                                                                                  1,740,882
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,011,716
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $230,564,780)                                                         218,811,960
=========================================================================================================================

      Shares   Short-Term Investments (1.9%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   4,218,960   The AAL Money Market Fund                                        0.840%              N/A        $4,218,960
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,218,960
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $234,783,740)                                                         $223,030,920
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Balanced Fund
Schedule of Investments as of April 30, 2003 (a)

      Shares   Common Stock (56.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (11.9%)
-------------------------------------------------------------------------------------------------------------------------
       4,500   Aeropostale, Inc.*                                                                                 $81,000
       1,600   AnnTaylor Stores Corporation                                                                        37,856
      35,904   Cablevision Systems Corporation Holdings*                                                          804,968
      17,600   Clear Channel Communications, Inc.*                                                                688,336
     259,800   Comcast Corporation*                                                                             7,809,588
       3,700   Cost Plus, Inc.*                                                                                   113,701
     260,100   Cox Communications, Inc.*                                                                        8,609,310
         800   Emmis Communications Corporation(b)*                                                                15,176
       1,500   Ethan Allen Interiors, Inc.                                                                         50,520
      28,100   Family Dollar Stores, Inc.(b)                                                                      960,739
       1,800   Fossil, Inc.*                                                                                       32,904
      28,500   Gannett Company, Inc.                                                                            2,158,020
     116,300   Harley-Davidson, Inc.                                                                            5,168,372
       1,300   Harman International Industries, Inc.                                                               86,567
       3,500   Hasbro, Inc.                                                                                        56,000
      67,000   Home Depot, Inc.(b)                                                                              1,884,710
         900   Hot Topic, Inc.*                                                                                    22,005
       4,200   Insight Enterprises, Inc.*                                                                          31,668
         800   International Speedway Corporation*                                                                 31,448
       1,500   Lay-Z-Boy, Inc.                                                                                     29,295
     293,300   Liberty Media Corporation*                                                                       3,226,300
       6,200   Linens 'n Things, Inc.*                                                                            131,378
       1,400   Lone Star Steakhouse & Saloon, Inc.                                                                 29,358
         600   M.D.C. Holdings, Inc.                                                                               27,660
       4,300   Macrovision Corporation*                                                                            75,981
       1,300   Men's Wearhouse, Inc.*                                                                              21,645
       1,100   Michaels Stores, Inc.*                                                                              34,364
       2,000   Monaco Coach Corporation*                                                                           27,040
       4,000   Nautica Enterprises, Inc.*                                                                          45,520
      23,900   New York Times Company                                                                           1,108,482
         200   NVR, Inc.*                                                                                          71,550
       2,400   O'Charley's, Inc.*                                                                                  48,576
       1,600   OshKosh B'Gosh, Inc.                                                                                48,608
       1,850   Pacific Sunwear of California, Inc.                                                                 42,236
       1,700   Quiksilver, Inc.*                                                                                   55,420
       5,700   Radio One, Inc.*                                                                                    88,521
       1,500   RARE Hospitality International, Inc.*                                                               43,695
       1,400   Regis Corporation                                                                                   39,662
         500   Ross Stores, Inc.                                                                                   18,950
       2,600   Ruby Tuesday, Inc.                                                                                  51,220
         600   Ryland Group, Inc.                                                                                  32,538
       1,100   SCP Pool Corporation*                                                                               36,311
      20,208   Starwood Hotels & Resorts Worldwide, Inc.                                                          542,383
     179,200   Tiffany & Company                                                                                4,971,008
       1,100   Timberland Company*                                                                                 54,989
      23,000   Tribune Company                                                                                  1,126,540
     127,000   Wal-Mart Stores, Inc.                                                                            7,152,640
     102,300   Walt Disney Company                                                                              1,908,918
       1,400   West Marine, Inc.*                                                                                  22,876
       1,600   Wolverine World Wide, Inc.                                                                          29,504
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    49,786,056
=========================================================================================================================

Consumer Staples (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      33,500   Alberto-Culver Company(b)                                                                        1,650,880
     144,100   Altria Group, Inc.                                                                               4,432,516
       1,400   American Italian Pasta Company*                                                                     61,740
       6,700   Casey's General Stores, Inc.                                                                        86,765
       3,900   Corn Products International, Inc.(b)                                                               116,532
       8,076   Dean Foods Company*                                                                                351,548
     107,600   General Mills, Inc.                                                                              4,853,836
       3,700   Hain Celestial Group, Inc.*                                                                         63,862
      32,200   Kimberly-Clark Corporation                                                                       1,602,594
       2,100   NBTY, Inc.*                                                                                         32,550
         600   Performance Food Group Company*                                                                     21,048
       1,000   Ralcorp Holdings, Inc.*                                                                             24,900
     328,800   Walgreen Company                                                                                10,146,768
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          23,445,539
=========================================================================================================================

Energy (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      27,409   Apache Corporation(b)                                                                            1,569,165
      29,700   Baker Hughes, Inc.(b)                                                                              831,600
       1,300   Cabot Oil & Gas Corporation                                                                         31,850
         500   Cal Dive International, Inc.*                                                                        8,050
       4,300   Chesapeake Energy Corporation                                                                       34,658
      19,400   ChevronTexaco Corporation                                                                        1,218,514
      18,900   ConocoPhillips Corporation                                                                         950,670
      58,400   ENSCO International, Inc.(b)                                                                     1,483,360
     174,900   EOG Resources, Inc.                                                                              6,537,762
         900   Evergreen Resources, Inc.*                                                                          42,795
     187,686   Exxon Mobil Corporation(b)                                                                       6,606,547
      22,608   GlobalSantaFe Corporation                                                                          478,385
       5,100   Key Energy Services, Inc.*                                                                          51,357
       5,400   Maverick Tube Corporation*                                                                          96,066
      48,400   Nabors Industries, Ltd.*                                                                         1,897,280
       1,600   Newfield Exploration Company*                                                                       55,024
      65,000   Noble Corporation*                                                                               2,011,750
      22,122   Patterson-UTI Energy, Inc.*                                                                        732,017
       1,300   Precision Drilling Corporation*                                                                     44,694
       2,200   Pride International, Inc.*                                                                          34,144
      66,200   Rowan Companies, Inc.                                                                            1,357,100
      42,600   Smith International, Inc.                                                                        1,514,856
       2,100   St. Mary Land & Exploration Company                                                                 53,802
       1,500   Stone Energy Corporation*                                                                           52,695
       6,100   Superior Energy Services, Inc.*                                                                     55,205
       2,700   TETRA Technologies, Inc.*                                                                           71,820
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    27,821,166
=========================================================================================================================

Financials (11.0%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Affiliated Managers Group, Inc.*                                                                   143,561
      65,500   AFLAC, Inc.(b)                                                                                   2,142,505
       2,700   American Capital Strategies, Ltd.                                                                   65,502
     104,000   American Express Company                                                                         3,937,440
     167,862   American International Group, Inc.                                                               9,727,603
      52,400   Bank of America Corporation                                                                      3,880,220
       2,300   BOK Financial Corporation*(b)                                                                       82,938
     123,045   Citigroup, Inc.(b)                                                                               4,829,516
       1,200   Commercial Federal Corporation                                                                      25,824
       2,300   Community First Bankshares, Inc.                                                                    61,918
       1,600   Corus Bankshares, Inc.                                                                              68,976
       2,300   Cullen/Frost Bankers, Inc.                                                                          75,417
      59,200   Federal National Mortgage Corporation                                                            4,285,488
       1,200   First BanCorp                                                                                       37,044
       2,100   First Midwest Bancorp, Inc.                                                                         58,149
       2,400   HCC Insurance Holdings, Inc.                                                                        66,000
         300   Hilb, Rogal and Hamilton Company                                                                    10,665
           1   HSBC Holdings plc                                                                                       27
       2,300   Hudson United Bancorp                                                                               76,682
       2,900   I Shares Russell 2000 Index Fund                                                                   230,231
       2,200   I Shares S&P Smallcap 600 Index Fund                                                               217,976
     125,220   J.P. Morgan Chase & Company                                                                      3,675,207
       1,400   MAF Bancorp, Inc.                                                                                   47,264
     124,350   MBNA Corporation                                                                                 2,350,215
      45,700   MGIC Investment Corporation                                                                      2,077,522
      62,500   Morgan Stanley and Company                                                                       2,796,875
      83,100   National City Corporation                                                                        2,489,676
      16,400   Northern Trust Corporation                                                                         575,640
       1,700   Platinum Underwriters Holdings, Ltd.                                                                44,965
       3,300   Raymond James Financial, Inc.                                                                       94,644
       1,600   RLI Corporation                                                                                     47,280
       1,600   Southwest Bancorporation of Texas, Inc.*                                                            54,368
      33,400   State Street Corporation                                                                         1,170,002
       1,600   Stewart Information Services Corporation*                                                           42,688
       5,243   Travelers Property Casualty Company, Class A                                                        85,094
      10,958   Travelers Property Casualty Company, Class B                                                       178,068
       2,000   UCBH Holdings, Inc.                                                                                 50,880
       1,600   United Bankshares, Inc.                                                                             46,208
       1,920   Washington Federal, Inc.                                                                            41,856
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                45,892,134
=========================================================================================================================

Health Care (7.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,000   Alpharma, Inc.                                                                                      55,950
       2,200   American Pharmaceutical Partners, Inc.*                                                             51,370
      11,700   AmerisourceBergen Corporation                                                                      676,845
      12,500   Bio-Technology General Corporation*                                                                 43,250
      10,800   Cardinal Health, Inc.(b)                                                                           597,024
         500   Cephalon, Inc.*                                                                                     20,420
       1,900   Cooper Companies, Inc.(b)                                                                           53,010
         800   Coventry Health Care, Inc.*                                                                         32,656
       2,200   IDEXX Laboratories, Inc.*                                                                           85,800
     110,200   Johnson & Johnson                                                                                6,210,872
       2,100   Medicis Pharmaceutical Corporation*                                                                121,044
      36,400   Medtronic, Inc.                                                                                  1,737,736
     130,500   Merck & Company, Inc.                                                                            7,592,490
       1,100   Neurocrine Biosciences, Inc.*                                                                       49,775
       1,800   Omnicare, Inc.                                                                                      47,736
     292,125   Pfizer, Inc.                                                                                     8,982,844
         900   Pharmaceutical Product Development, Inc.*                                                           23,553
       1,700   ResMed, Inc.*                                                                                       62,356
       1,100   Respironics, Inc.*                                                                                  42,262
      56,800   Schering-Plough Corporation                                                                      1,028,080
       1,100   STERIS Corporation*                                                                                 24,970
       1,500   Sybron Dental Specialties, Inc.*                                                                    30,525
       1,300   TECHNE Corporation*                                                                                 28,873
       2,700   United Surgical Partners International, Inc.*                                                       50,031
       5,600   US Oncology, Inc.*                                                                                  40,208
         800   Varian Medical Systems, Inc.*                                                                       43,088
       1,900   Ventana Medical Systems, Inc.*                                                                      43,529
       1,600   Vital Signs, Inc.                                                                                   45,600
      54,200   WellPoint Health Networks, Inc.*                                                                 4,115,948
       1,600   Wilson Greatbatch Technologies, Inc.*                                                               52,464
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               31,990,309
=========================================================================================================================

Industrials (4.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   A.O. Smith Corporation                                                                              59,640
         400   Alliant Techsystems, Inc.                                                                           21,488
       1,000   Arkansas Best Corporation                                                                           25,350
       7,900   Atlantic Coast Airlines Holdings, Inc.*(b)                                                          65,965
       2,100   C&D Technologies, Inc.                                                                              27,930
       7,500   CNF, Inc.                                                                                          227,550
       4,800   Consolidated Graphics, Inc.*                                                                        91,680
       1,400   Corinthian Colleges, Inc.                                                                           64,106
       1,600   Dionex Corporation*                                                                                 55,058
      32,700   Dover Corporation(b)                                                                               939,798
       6,300   Dycom Industries, Inc.*                                                                             69,552
         200   EMCOR Group, Inc.*                                                                                  10,214
       1,400   Fastenal Company                                                                                    48,426
     109,000   First Data Corporation                                                                           4,276,070
     293,700   General Electric Company                                                                         8,649,465
      26,100   Global Payments, Inc.                                                                              809,361
       2,300   Graco, Inc.                                                                                         70,610
       2,500   Heartland Express, Inc.*                                                                            57,500
       1,900   Heidrick & Struggles International, Inc.*                                                           26,600
      53,300   Herman Miller, Inc.                                                                                932,217
       1,300   IDEX Corporation                                                                                    41,405
       1,500   ITT Educational Services, Inc.                                                                      44,250
       1,900   Manitowoc Company, Inc.                                                                             35,340
       1,600   Mercury Computer Systems, Inc.*                                                                     33,600
       1,400   Mueller Industries, Inc.*                                                                           35,770
       2,200   Nordson Corporation                                                                                 55,572
         600   Oshkosh Truck Corporation                                                                           33,600
      12,750   PACCAR, Inc.                                                                                       744,728
         900   Resources Connection, Inc.*                                                                         19,620
       2,300   Shaw Group, Inc.*                                                                                   26,795
       6,500   SkyWest, Inc.                                                                                       83,135
       1,700   Stewart & Stevenson Services, Inc.                                                                  22,797
       1,600   Tetra Tech, Inc.*                                                                                   24,800
       3,500   TMP Worldwide, Inc.                                                                                 58,695
       1,000   Triumph Group, Inc.*                                                                                26,280
       1,700   United Defense Industries, Inc.*                                                                    41,514
      35,100   United Technologies Corporation                                                                  2,169,531
       6,700   Wabash National Corporation*                                                                        62,846
       1,100   Waste Connections, Inc.*                                                                            37,004
       1,400   Woodward Governor Company                                                                           51,828
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               20,177,690
=========================================================================================================================

Information Technology (7.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   Actel Corporation*                                                                                  45,563
       1,600   Acxiom Corporation*(b)                                                                              22,336
       4,500   Adaptec, Inc.*                                                                                      30,780
     466,400   ADC Telecommunications, Inc.*(b)                                                                 1,113,763
       4,000   Advanced Digital Information Corporation*                                                           32,080
       1,700   Advanced Energy Industries, Inc.*                                                                   16,337
     154,300   Agere Systems, Inc.*                                                                               276,197
         400   Analogic Corporation                                                                                19,100
      44,300   Applied Materials, Inc.*                                                                           646,780
      18,000   Arrow Electronics, Inc.*                                                                           303,840
       4,500   Axcelis Technologies, Inc.*                                                                         25,560
         700   BARRA, Inc.*                                                                                        22,855
       1,000   Benchmark Electronics, Inc.*                                                                        25,950
       2,000   Brooks Automation, Inc.*                                                                            16,940
       1,000   CACI International, Inc.*                                                                           34,930
      15,300   CIBER, Inc.*                                                                                        83,079
     194,700   Cisco Systems, Inc.*                                                                             2,928,288
       2,200   Cognex Corporation*                                                                                 48,158
       1,100   Coherent, Inc.*                                                                                     25,300
       8,600   Computer Network Technology Corporation*                                                            48,676
      19,600   Computer Sciences Corporation*(b)                                                                  645,820
       1,000   Cymer, Inc.*                                                                                        28,550
      72,800   Dell Computer Corporation*(b)                                                                    2,104,648
      58,900   EMC Corporation*                                                                                   535,401
      52,800   Hewlett-Packard Company                                                                            860,640
       2,300   Hutchinson Technology, Inc.*                                                                        54,372
       2,200   Hyperion Solutions Corporation*                                                                     62,216
     180,800   Intel Corporation                                                                                3,326,720
      51,500   International Business Machines Corporation                                                      4,372,350
       1,300   JDA Software Group, Inc.*                                                                           14,638
       1,400   Kronos, Inc.*                                                                                       63,868
       8,100   Legato Systems, Inc.*                                                                               47,952
       5,700   Methode Electronics, Inc.                                                                           59,850
     301,200   Microsoft Corporation                                                                            7,701,684
     102,800   Motorola, Inc.                                                                                     813,148
     153,500   Oracle Corporation*                                                                              1,823,580
      15,200   Parametric Technology Corporation*                                                                  50,160
       2,700   Photronics, Inc.*                                                                                   33,939
       9,100   Plumtree Software, Inc.*                                                                            32,669
       1,800   Power Integrations, Inc.*                                                                           39,838
       6,800   RadiSys Corporation*                                                                                57,528
         600   Roper Industries, Inc.                                                                              18,354
       7,200   Skyworks Solutions, Inc.*                                                                           38,520
      25,300   Stratex Networks, Inc.*                                                                             62,238
      86,600   Sun Microsystems, Inc.*                                                                            285,780
      93,000   Tellabs, Inc.*                                                                                     574,740
      48,800   Texas Instruments, Inc.                                                                            902,312
       3,600   Tollgrade Communications, Inc.*                                                                     52,236
       2,100   Trimble Navigation, Ltd.*                                                                           53,025
       1,800   Varian Semiconductor Equipment, Inc.*                                                               41,490
         900   Varian, Inc.*                                                                                       28,449
       2,100   Veeco Instruments, Inc.*                                                                            33,789
       3,900   Verity, Inc.*                                                                                       64,467
         600   Zebra Technologies Corporation*                                                                     40,002
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    30,691,485
=========================================================================================================================
Materials(c)
       1,100   Florida Rock Industries, Inc.                                                                       41,800
       3,800   MacDermid, Inc.                                                                                     86,374
       2,500   Steel Dynamics, Inc.*                                                                               30,250
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    158,424
=========================================================================================================================

Telecommunication Services (1.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   Commonwealth Telephone Enterprises, Inc.*                                                           51,675
      75,199   SBC Communications, Inc.                                                                         1,756,649
      22,600   Sprint FON Group                                                                                   260,126
      11,300   Sprint PCS Group*                                                                                   39,550
      58,000   Verizon Communications, Inc.                                                                     2,168,040
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 4,276,040
=========================================================================================================================

Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     128,400   Calpine Corporation*                                                                               689,508
       1,100   CH Energy Group, Inc.                                                                               46,255
       2,900   Energen Corporation                                                                                 95,120
      20,200   Entergy Corporation(b)                                                                             941,522
       1,100   Northwest Natural Gas Company                                                                       28,413
       1,600   Philadelphia Suburban Corporation                                                                   36,240
       1,000   Piedmont Natural Gas Company, Inc.                                                                  37,360
       2,100   Puget Energy, Inc.                                                                                  44,352
       1,700   Southwest Gas Corporation                                                                           35,292
       2,600   UniSource Energy Corporation                                                                        46,358
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,000,420
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $252,572,867)                                                         236,239,263
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income (35.6%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (4.0%)
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   Chase Credit Card Master Trust, Variable Rate(b)                 1.440%        3/16/2009        $1,503,149
   1,800,000   Citibank Credit Card Master Trust I                              6.050         1/15/2010         2,009,068
   1,000,000   Citibank Credit Card Trust, Variable Rate                        1.468          2/7/2008         1,001,937
   1,300,000   Discover Card Master Trust I, Variable Rate                      1.370         4/15/2008         1,300,633
   1,000,000   EQCC Home Equity Loan Trust(b)                                   6.930         2/15/2029         1,049,821
   1,241,587   Green Tree Financial Corporation                                 6.330         11/1/2029         1,253,360
     900,000   Harley-Davidson Eaglemark Motorcycle Trust                       6.710         1/15/2007           902,038
   1,900,000   MBNA Credit Card Master Note                                     5.750        10/15/2008         2,078,471
   2,000,000   Residential Asset Securities Corporation                         4.988         2/25/2027         2,060,168
     971,951   Residential Asset Securities Corporation                         8.040        10/25/2028         1,008,192
   2,000,000   Toyota Auto Receivables Owner Trust, Variable Rate               1.329         3/15/2007         1,999,608
     380,674   Vanderbilt Mortgage Finance Corporation                          8.045          7/7/2012           387,270
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   16,553,715
=========================================================================================================================

Basic Materials (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Dow Chemical Company                                             5.750        11/15/2009           532,119
     250,000   International Paper Company                                      5.850        10/30/2012           267,258
     500,000   Meadwestvaco Corporation                                         6.850          4/1/2012           565,413
     325,000   Potash Corporation of Saskatchewan, Inc.                         4.875          3/1/2013           322,852
     400,000   Rohm & Haas Company                                              7.400         7/15/2009           475,748
     250,000   Weyerhaeuser Company                                             6.125         3/15/2007           271,858
     500,000   Weyerhaeuser Company                                             5.250        12/15/2009           521,467
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            2,956,715
=========================================================================================================================

Capital Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Bombardier Capital, Inc.                                         6.125         6/29/2006           470,000
     250,000   Litton Industries, Inc.                                          8.000        10/15/2009           303,409
     750,000   Lockheed Martin Corporation                                      8.200         12/1/2009           930,835
   1,000,000   Raytheon Company                                                 6.000        12/15/2010         1,078,657
     125,000   Sealed Air Corporation                                           5.375         4/15/2008           129,125
   1,000,000   Waste Management, Inc.                                           6.875         5/15/2009         1,141,525
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,053,551
=========================================================================================================================

Commercial-Backed Securities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043           525,071
   2,049,299   CAM Commercial Mortgage Corporation(b)                           4.834        11/14/2036         2,155,504
   1,000,000   First Union National Bank Commercial Mortgage Trust
               Pass-Through Certificates                                        7.390        12/15/2031         1,183,859
   1,497,695   First Union-Lehman Brothers - Bank of America
               Commercial Mortgage Trust                                        6.280        11/18/2035         1,603,888
   1,000,000   First Union-Lehman Brothers - Bank of America
               Commercial Mortgage Trust                                        6.560        11/18/2035         1,135,667
   1,500,000   GMAC Commercial Mortgage Corporation Loan Trust,
               Floating Rate(b)                                                 1.450         4/25/2033         1,501,484
   1,500,000   GMAC Commercial Mortgage Securities, Inc.                        6.175         5/15/2033         1,677,902
     500,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027           498,799
   1,500,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031         1,682,501
   1,000,000   Morgan Stanley Dean Witter Capital I, Inc. Commercial
               Mortgage                                                         6.540         7/15/2030         1,134,649
   1,300,000   Nationslink Funding Corporation                                  7.181         6/20/2031         1,460,804
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial-Backed Securities                                                              14,560,128
=========================================================================================================================

Communications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   AT&T Corporation, Variable Rate                                  7.000        11/15/2006         1,072,341
     400,000   AT&T Wireless Services, Inc.                                     7.350          3/1/2006           445,612
     250,000   AT&T Wireless Services, Inc.                                     7.500          5/1/2007           282,083
     500,000   CenturyTel, Inc.                                                 8.375        10/15/2010           614,299
     600,000   Citizens Communications Company(b)                               7.625         8/15/2008           701,018
     450,000   Clear Channel Communications, Inc.                               4.625         1/15/2008           463,498
     500,000   Comcast Corporation                                              5.500         3/15/2011           515,791
   1,000,000   Continental Cablevision, Inc.                                    8.875         9/15/2005         1,125,082
     500,000   Cox Communications, Inc.                                         6.750         3/15/2011           568,635
     500,000   Deutsche Telekom AG, Variable Rate                               8.250         6/15/2005           555,449
     500,000   GTE North, Inc.(b)                                               6.375         2/15/2010           558,368
     300,000   News America, Inc.                                               4.750         3/15/2010           304,233
     400,000   Sprint Capital Corporation                                       6.000         1/15/2007           408,000
     250,000   Sprint Capital Corporation                                       6.125        11/15/2008           255,000
     250,000   Verizon Global Funding Corporation                               7.250         12/1/2010           292,330
     500,000   Verizon Global Funding Corporation                               7.375          9/1/2012           592,992
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,754,731
=========================================================================================================================

Consumer Cyclical (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   American Honda Finance Corporation, Variable Rate                1.540         2/17/2004         1,002,780
     375,000   AOL Time Warner, Inc.                                            6.125         4/15/2006           399,191
     375,000   AOL Time Warner, Inc.                                            6.750         4/15/2011           407,137
     750,000   Cendant Corporation                                              6.875         8/15/2006           820,026
     400,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008           413,222
     350,000   Ford Motor Credit Company                                        7.375        10/28/2009           357,502
     500,000   General Motors Acceptance Corporation                            7.500         7/15/2005           535,077
     375,000   Lennar Corporation                                               5.950          3/1/2013           399,118
     375,000   Pulte Homes, Inc.                                                8.125          3/1/2011           439,331
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          4,773,384
=========================================================================================================================

Consumer Non-Cyclical (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           907,018
     125,000   Kraft Foods, Inc.                                                4.625         11/1/2006           130,346
     550,000   Kroger Company                                                   7.250          6/1/2009           632,470
     450,000   Tenet Healthcare Corporation                                     6.375         12/1/2011           427,500
     250,000   Tenet Healthcare Corporation                                     7.375          2/1/2013           246,875
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      2,344,209
=========================================================================================================================

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     425,000   ConocoPhillips Corporation                                       8.750         5/25/2010           535,059
     250,000   Occidental Petroleum Corporation                                 4.250         3/15/2010           251,502
     500,000   Ocean Energy, Inc.                                               4.375         10/1/2007           517,411
     250,000   Union Oil Company of California                                  5.050         10/1/2012           253,004
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,556,976
=========================================================================================================================

Finance (8.8%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Abbey National Capital Trust I, Variable Rate                    8.963        12/29/2049           334,887
     450,000   BNP Paribas Capital Trust, Variable Rate                         9.003        12/29/2049           565,779
     550,000   Capital One Bank                                                 8.250         6/15/2005           595,930
     250,000   Capital One Bank                                                 6.875          2/1/2006           265,550
     750,000   Countrywide Home Loans, Inc.                                     5.625         7/15/2009           807,765
     500,000   EOP Operating, LP                                                6.800         1/15/2009           563,235
     375,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012           422,782
     250,000   Household Finance Corporation                                    5.875          2/1/2009           270,738
     600,000   HSBC Capital Funding, LP, Variable Rate                          9.547        12/31/2049           766,129
     750,000   International Lease Finance Corporation                          5.625          6/1/2007           785,074
     325,000   JP Morgan Chase & Company                                        3.625          5/1/2008           327,102
   1,260,000   Lehman Brothers, Inc., Targeted Return Index
               Securities, Variable Rate                                        6.539         8/15/2008         1,355,957
     375,000   Mack-Cali Realty Corporation                                     7.750         2/15/2011           436,198
   2,000,000   Merrill Lynch & Company, Inc., Variable Rate                     1.640         5/21/2004         2,006,530
   9,686,000   Morgan Stanley and Company, Variable Rate                        5.878          3/1/2007        10,507,760
  10,016,000   Morgan Stanley and Company, Variable Rate                        7.252         9/15/2011        11,533,813
     400,000   Morgan Stanley Dean Witter & Company                             4.250         5/15/2010           399,684
     750,000   ProLogis Trust                                                   7.100         4/15/2008           868,078
   1,025,000   Prudential Financial, Inc.                                       3.750          5/1/2008         1,027,306
   1,000,000   Regency Centers, LP                                              7.125         7/15/2005         1,098,215
     650,000   Royal Bank of Scotland Group plc                                 9.118         3/31/2049           820,724
     500,000   Simon Property Group, LP                                         6.375        11/15/2007           547,291
     375,000   Union Planters Corporation                                       7.750          3/1/2011           444,516
     500,000   Washington Mutual Bank                                           5.500         1/15/2013           530,898
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   37,281,941
=========================================================================================================================

Mortgage-Backed Securities (7.4%)
-------------------------------------------------------------------------------------------------------------------------
  15,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(d)                                                  5.500         5/15/2018        15,595,320
  15,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  5.500          5/1/2033        15,407,820
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                31,003,140
=========================================================================================================================

Municipal Bonds (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Educational Enhancement Funding Corporation South
               Dakota Tobacco Taxable                                           6.720          6/1/2025           479,655
     500,000   Oregon School Board Association General Obligation
               Bond                                                       Zero Coupon         6/30/2007           433,165
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                              912,820
=========================================================================================================================

Non-Corporate (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Corporacion Andina de Fomento                                    6.875         3/15/2012           799,298
     500,000   Mexico Government International Bond                             7.500         1/14/2012           564,500
     250,000   Petroleos Mexicanos                                              9.375         12/2/2008           300,000
-------------------------------------------------------------------------------------------------------------------------
               Total Non-Corporate                                                                              1,663,798
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Fiserv, Inc.                                                     4.000         4/15/2008           253,693
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   253,693
=========================================================================================================================

Transportation (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     736,183   United Airlines, Inc.(e)                                         7.186          4/1/2011           542,589
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               542,589
=========================================================================================================================

U.S. Government (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,800,000   Federal Home Loan Mortgage Corporation                           3.500         9/15/2007         2,878,462
   1,250,000   Federal Home Loan Mortgage Corporation                           4.000        10/29/2007         1,283,276
     500,000   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029           507,443
   2,000,000   Federal National Mortgage Association                            4.250         7/15/2007         2,118,012
   1,500,000   U.S. Treasury Bonds                                              7.250         5/15/2016         1,934,355
     700,000   U.S. Treasury Notes                                              6.000         8/15/2009           810,305
     250,000   U.S. Treasury Notes                                              5.000         2/15/2011           274,258
     500,000   U.S. Treasury Notes                                              4.375         8/15/2012           522,051
     500,000   U.S. Treasury Notes                                              3.875         2/15/2013           500,664
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           10,828,826
=========================================================================================================================

Utilities (2.6%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Alliant Energy Resources, Inc.                                   7.375         11/9/2009           275,158
     500,000   American Electric Power Company, Inc.                            6.125         5/15/2006           540,000
     400,000   American Electric Power Company, Inc.                            5.375         3/15/2010           417,060
   1,000,000   Consumers Energy Company                                         4.250         4/15/2008         1,016,512
     500,000   Enterprise Products Operating, LP                                8.250         3/15/2005           550,854
     750,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           889,411
     700,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008           825,539
     250,000   NiSource Finance Corporation                                     7.500        11/15/2003           257,788
   1,000,000   NiSource Finance Corporation                                     7.875        11/15/2010         1,209,657
   1,031,250   Northeast Generation Company                                     4.998        10/15/2005         1,045,388
     250,000   Oncor Electric Delivery Company                                  5.000          9/1/2007           264,395
     250,000   Oncor Electric Delivery Company                                  7.000          9/1/2022           275,304
     500,000   Pinnacle West Capital Corporation                                6.400          4/1/2006           536,544
     875,000   PSEG Energy Holdings, Inc.                                       7.750         4/16/2007           916,563
     500,000   PSEG Power, LLC                                                  6.875         4/15/2006           547,280
     250,000   Sempra Energy                                                    6.000          2/1/2013           266,881
     850,000   Xcel Energy, Inc.                                                7.000         12/1/2010           935,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 10,769,334
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $143,656,505)                                               148,809,550
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (8.0%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $3,600,000   Enterprise Funding Corporation                                   1.260%        5/15/2003        $3,598,236
   5,000,000   Falcon Asset Securitization Corporation                          1.280         5/14/2003         4,997,689
   8,400,000   Koch Industries, Inc.                                            1.340          5/1/2003         8,400,000
  12,595,152   The AAL Money Market Fund                                        0.840               N/A        12,595,152
   3,700,000   Triple A-1 Funding                                               1.250          5/7/2003         3,699,229
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                33,290,306
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $429,519,678)                                                         $418,339,119
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   Earmarked as collateral as discussed in the notes to the financial statements.

(c)   The market value of the denoted categories of investments represents less than 0.1% of the total investments of The AAL Balanced Fund.

(d)   Denotes securities purchased on a when-issued basis.

(e)   In bankruptcy.

(f)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Bond Fund
Schedule of Investments as of April 30, 2003 (a)

   Principal
      Amount   Long-Term Fixed Income (95.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Basic Materials (8.5%)
-------------------------------------------------------------------------------------------------------------------------
    $600,000   Avecia Group plc                                                11.000%         7/1/2009          $546,000
     700,000   Century Aluminum Company                                        11.750         4/15/2008           724,500
     600,000   Compass Minerals Group, Inc.                                    10.000         8/15/2011           666,000
     430,000   Equistar Chemicals, LP                                          10.125          9/1/2008           451,500
     475,000   Equistar Chemicals, LP                                           8.750         2/15/2009           470,250
     500,000   Fort James Corporation                                           6.700        11/15/2003           505,000
     400,000   Georgia-Pacific Corporation                                      9.875         11/1/2021           378,000
     100,000   Georgia-Pacific Corporation                                      9.500         5/15/2022            93,000
     650,000   Georgia-Pacific Corporation                                      9.125          7/1/2022           591,500
     900,000   Georgia-Pacific Corporation                                      8.875         5/15/2031           819,000
     400,000   Hercules, Inc.                                                  11.125        11/15/2007           452,000
     800,000   ISP Chemco, Inc.                                                10.250          7/1/2011           872,000
     250,000   ISP Holdings, Inc.                                              10.625        12/15/2009           256,250
     750,000   Lyondell Chemical Company                                        9.625          5/1/2007           772,500
     300,000   Lyondell Chemical Company                                        9.500        12/15/2008           306,000
     850,000   MDP Acquisitions plc                                             9.625         10/1/2012           922,250
     600,000   Millennium America, Inc.                                         9.250         6/15/2008           660,000
     700,000   OM Group, Inc.                                                   9.250        12/15/2011           598,500
     450,000   Peabody Energy Corporation                                       6.875         3/15/2013           468,000
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           10,552,250
=========================================================================================================================

Capital Goods (6.9%)
-------------------------------------------------------------------------------------------------------------------------
     900,000   Allied Waste North America, Inc.                                 8.875          4/1/2008           972,000
     600,000   Allied Waste North America, Inc.                                 8.500         12/1/2008           648,000
     800,000   Allied Waste North America, Inc.                                10.000          8/1/2009           855,000
     100,000   Allied Waste North America, Inc.                                 9.250          9/1/2012           109,500
     600,000   Building Materials Corporation of America                        7.750         7/15/2005           570,000
     600,000   Case Corporation                                                 6.250         12/1/2003           600,000
     575,000   Crown Euro Holdings SA                                           9.500          3/1/2011           612,375
     400,000   Crown Euro Holdings SA                                          10.875          3/1/2013           431,000
     500,000   Greif Brothers Corporation                                       8.875          8/1/2012           530,000
     125,000   Owens-Brockway Glass Container, Inc.(b)                          7.750         5/15/2011           129,375
     700,000   Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           747,250
     125,000   Owens-Brockway Glass Container, Inc.(b)                          8.250         5/15/2013           129,375
   1,200,000   Tyco International Group SA                                      6.375        10/15/2011         1,182,000
   1,100,000   Tyco International Group SA                                      6.250         6/15/2003         1,102,750
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              8,618,625
=========================================================================================================================

Communications Services (27.7%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Allbritton Communications Company                                7.750        12/15/2012           624,000
   1,200,000   American Cellular Corporation(b)                                 9.500        10/15/2009           312,000
     800,000   American Media Operation, Inc.                                  10.250          5/1/2009           868,000
     600,000   AT&T Corporation                                                 8.000        11/15/2031           668,036
     600,000   Cadmus Communications Corporation                                9.750          6/1/2009           635,250
     800,000   CanWest Media, Inc.                                             10.625         5/15/2011           912,000
     650,000   Charter Communications Holdings, LLC                             8.250          4/1/2007           432,250
   1,550,000   Charter Communications Holdings, LLC                            10.000          4/1/2009         1,023,000
     400,000   Charter Communications Holdings, LLC                             8.625          4/1/2009           263,000
     450,000   Crown Castle International Corporation(c)                  Zero Coupon        11/15/2007           464,625
       6,000   Crown Castle International Corporation                          10.750          8/1/2011             6,180
     700,000   CSC Holdings, Inc.                                               8.125         7/15/2009           742,000
     300,000   CSC Holdings, Inc.                                               8.125         8/15/2009           318,000
   1,050,000   CSC Holdings, Inc.                                               7.625          4/1/2011         1,105,125
     275,000   Dexter Media East, LLC                                           9.875        11/15/2009           314,875
     500,000   Dexter Media East, LLC                                          12.125        11/15/2012           595,000
     575,000   DirecTV Holdings, LLC                                            8.375         3/15/2013           644,000
     750,000   EchoStar DBS Corporation                                         9.375          2/1/2009           809,063
     150,000   FairPoint Communications, Inc.                                  11.875          3/1/2010           166,500
     200,000   France Telecom SA(c)                                             9.250          3/1/2011           244,592
     200,000   Garden State Newspapers, Inc.                                    8.750         10/1/2009           207,000
     650,000   Garden State Newspapers, Inc.                                    8.625          7/1/2011           671,125
     575,000   Hollinger International Publishing                               9.000        12/15/2010           615,250
     325,000   Houghton Mifflin Company                                         8.250          2/1/2011           345,313
     175,000   Houghton Mifflin Company                                         9.875          2/1/2013           189,000
     500,000   Insight Midwest, LP/Insight Capital, Inc.                        9.750         10/1/2009           536,250
     400,000   Insight Midwest, LP/Insight Capital, Inc.                       10.500         11/1/2010           443,000
   1,550,000   MCI WorldCom, Inc.(c)                                            6.950         8/15/2028           437,875
     550,000   Mediacom Broadband, LLC                                         11.000         7/15/2013           625,625
     500,000   Nextel Communications Bank Term Loan B, Variable
               Rate(b)                                                          5.188         6/30/2008           489,956
     500,000   Nextel Communications Bank Term Loan C, Variable
               Rate(b)                                                          5.438        12/31/2008           489,956
   1,500,000   Panamsat Corporation                                             8.500          2/1/2012         1,623,750
     700,000   Quebecor Media, Inc.                                            11.125         7/15/2011           794,500
     750,000   Qwest Capital Funding, Inc.                                      7.900         8/15/2010           631,875
     970,000   Qwest Capital Funding, Inc.                                      7.250         2/15/2011           802,675
     120,000   Qwest Capital Funding, Inc.                                      7.750         2/15/2031            91,200
     900,000   Qwest Communications International, Inc.                         7.500         11/1/2008           814,500
   1,300,000   Qwest Corporation                                                8.875         3/15/2012         1,423,500
     300,000   R.H. Donnelley, Inc.                                            10.875        12/15/2012           347,250
   1,000,000   Rogers Cantel, Inc.                                              9.375          6/1/2008         1,041,250
     900,000   Rogers Communications, Inc.                                      8.875         7/15/2007           928,125
     680,000   Rural Cellular Corporation                                       9.625         5/15/2008           591,600
     320,000   Rural Cellular Corporation                                       9.750         1/15/2010           278,400
     300,000   Salem Communications                                             7.750        12/15/2010           306,750
     200,000   Shaw Communications, Inc.                                        8.250         4/11/2010           216,500
     600,000   Sprint Capital Corporation                                       7.625         1/30/2011           645,000
     650,000   Sprint Capital Corporation                                       8.375         3/15/2012           723,125
   1,500,000   Sprint Capital Corporation                                       8.750         3/15/2032         1,642,500
     300,000   TeleCorp PCS, Inc.(c)                                      Zero Coupon         4/15/2009           307,500
     465,000   TeleCorp PCS, Inc.                                              10.625         7/15/2010           553,350
     550,000   TELUS Corporation                                                7.500          6/1/2007           610,500
     675,000   Time Warner Telecom, Inc.                                       10.125          2/1/2011           563,625
     150,000   Tritel PCS, Inc.(c)                                        Zero Coupon         5/15/2009           153,750
     649,000   Tritel PCS, Inc.                                                10.375         1/15/2011           775,555
     600,000   TSI Telecommunication Services, Inc.                            12.750          2/1/2009           588,000
     300,000   Vivendi Universal                                                9.250         4/15/2010           336,750
   1,450,000   WorldCom, Inc.(d)                                                8.250         5/15/2031           409,625
     250,000   Young Broadcasting, Inc.                                         8.500        12/15/2008           267,813
     867,000   Young Broadcasting, Inc.                                        10.000          3/1/2011           936,360
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   34,603,174
=========================================================================================================================

Consumer Cyclical (9.3%)
-------------------------------------------------------------------------------------------------------------------------
     800,000   AOL Time Warner, Inc.                                            7.625         4/15/2031           882,244
     900,000   Boyd Gaming Corporation                                          7.750        12/15/2012           933,750
     600,000   Circus & Eldorado Joint Venture/Silver Legacy Capital
               Corporation                                                     10.125          3/1/2012           577,500
     600,000   Dura Operating Corporation                                       8.625         4/15/2012           622,500
     700,000   Extended Stay America, Inc.                                      9.875         6/15/2011           728,000
     300,000   Gap, Inc.                                                        5.625          5/1/2003           300,000
     600,000   Hilton Hotels Corporation                                        7.625         12/1/2012           639,000
   1,100,000   HMH Properties, Inc.                                             7.875          8/1/2008         1,111,000
     150,000   Host Marriott, LP                                                9.500         1/15/2007           157,688
     400,000   Jupiters, Ltd.                                                   8.500          3/1/2006           432,000
     500,000   Mail-Well, Inc.                                                  9.625         3/15/2012           507,500
     600,000   Mandalay Resort Group                                            9.375         2/15/2010           651,000
     265,000   Mandalay Resort Group                                            7.625         7/15/2013           262,350
     350,000   Mandalay Resort Group                                            6.700        11/15/2096           354,362
   1,150,000   MGM Mirage, Inc.                                                 8.375          2/1/2011         1,256,375
     300,000   Starwood Hotels & Resorts                                        6.750        11/15/2003           304,500
     800,000   Starwood Hotels & Resorts Worldwide, Inc.                        7.375          5/1/2007           836,000
     100,000   Starwood Hotels & Resorts Worldwide, Inc.                        7.875          5/1/2012           104,625
     900,000   TRW Automotive, Inc.                                             9.375         2/15/2013           983,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         11,643,644
=========================================================================================================================

Consumer Non-Cyclical (8.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,050,000   Beverly Enterprises, Inc.                                        9.000         2/15/2006           934,500
     750,000   DaVita Total Renal Care Holdings, Inc.                           7.000         5/15/2009           764,063
     550,000   Dimon, Inc.                                                      9.625        10/15/2011           599,500
     600,000   Elan Finance Corporation, Ltd.                                   0.000        12/14/2018           318,000
     625,000   Extendicare Health Services, Inc.                                9.350        12/15/2007           506,250
     500,000   Foamex, LP, Capital Corporation                                 10.750          4/1/2009           350,000
   1,750,000   Fresenius Medical Care Capital Trust II                          7.875          2/1/2008         1,828,743
      50,000   Fresenius Medical Care Capital Trust IV                          7.875         6/15/2011            52,250
     460,000   HCA Healthcare Company                                           7.875          2/1/2011           517,718
     700,000   HEALTHSOUTH Corporation(d)                                       8.500          2/1/2008           446,250
     600,000   Ingles Markets, Inc.                                             8.875         12/1/2011           612,000
     750,000   Moore North American Finance, Inc.                               7.875         1/15/2011           798,750
     850,000   PacifiCare Health Systems, Inc.                                 10.750          6/1/2009           941,375
     600,000   Rotech Healthcare, Inc.                                          9.500          4/1/2012           609,000
     925,000   Roundy's, Inc.                                                   8.875         6/15/2012           952,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     10,231,149
=========================================================================================================================

Energy (8.4%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Amerigas Partners, LP(b)                                         8.830         4/19/2010           633,491
     550,000   BRL Universal Equipment Corporation                              8.875         2/15/2008           596,750
     500,000   Calpine Corporation(b)                                           7.625         4/15/2006           387,500
     150,000   Chesapeake Energy Corporation                                    8.500         3/15/2012           159,000
     600,000   Chesapeake Energy Corporation                                    9.000         8/15/2012           669,000
     300,000   Chesapeake Energy Corporation                                    7.500         9/15/2013           318,750
     100,000   Chesapeake Energy Corporation                                    7.750         1/15/2015           107,000
     700,000   Colorado Interstate Gas                                          6.850         6/15/2037           701,750
     800,000   Dresser, Inc.                                                    9.375         4/15/2011           824,000
     150,000   Giant Industries, Inc.                                          11.000         5/15/2012           142,500
     900,000   Hanover Equipment Trust                                          8.500          9/1/2008           918,000
     600,000   Newpark Resources, Inc.                                          8.625        12/15/2007           601,500
     200,000   Pemex Project Funding Master Trust                               7.375        12/15/2014           217,000
     400,000   Pride International, Inc.                                        9.375          5/1/2007           416,000
     600,000   SESI, LLC                                                        8.875         5/15/2011           636,000
     941,096   South Point Energy Center, LLC/Broad River Energy,
               LLC/Rockgen Energy, LLC                                          8.400         5/30/2012           842,281
     650,000   Southern California Edison Company                               8.000         2/15/2007           708,500
     700,000   Tesoro Escrow Corporation                                        9.625          4/1/2012           672,000
       7,473   TransTexas Gas Corporation(b,c)                                 15.000         3/15/2005             2,616
     150,000   Vintage Petroleum, Inc.                                          8.625          2/1/2009           154,125
     400,000   Vintage Petroleum, Inc.                                          7.875         5/15/2011           410,500
     400,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           427,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    10,545,263
=========================================================================================================================

Finance (4.7%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Bluewater Finance, Ltd.                                         10.250         2/15/2012           615,000
     861,750   Cedar Brakes II, LLC                                             9.875          9/1/2013           775,575
     550,000   Choctaw Resort Development Enterprise                            9.250          4/1/2009           588,500
   1,950,000   FINOVA Group, Inc.                                               7.500        11/15/2009           780,000
     600,000   Gemstone Investor, Ltd.                                          7.710        10/31/2004           577,500
     600,000   H&E Equipment Services                                          11.125         6/15/2012           519,000
     225,000   JET Equipment Trust                                             10.000         6/15/2012            69,750
     241,687   JET Equipment Trust                                              7.630         8/15/2012           107,868
     550,000   Riggs Capital Trust II                                           8.875         3/15/2027           530,750
     350,000   Universal City Development Services                             11.750          4/1/2010           377,125
     800,000   Ventas Realty, LP, Capital Corporation                           8.750          5/1/2009           850,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    5,791,068
=========================================================================================================================

Non-Corporate (5.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,176,000   Brazilian Government International, Variable Rate                2.125         4/15/2006         1,102,345
   2,462,820   Brazilian Government International                               8.000         4/15/2014         2,154,968
     250,000   Mexico Government International                                  6.375         1/16/2013           261,875
     350,000   Mexico Government International                                  8.000         9/24/2022           387,625
     650,000   Peru Government International                                    9.125         2/21/2012           706,615
     550,000   Republic of Panama                                               9.375         7/23/2012           625,625
     250,000   Republic of Peru                                                 9.125         1/15/2008           277,500
     950,000   Russian Federation(c)                                            5.000         3/31/2030           855,000
-------------------------------------------------------------------------------------------------------------------------
               Total Non-Corporate                                                                              6,371,553
=========================================================================================================================

Other (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Johnsondiversey, Inc.                                            9.625         5/15/2012           606,375
     850,000   SPX Corporation                                                  7.500          1/1/2013           926,500
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      1,532,875
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     339,000   Solectron Corporation                                      Zero Coupon          5/8/2020           209,756
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   209,756
=========================================================================================================================

Transportation (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Continental Airlines, Inc.                                       7.373        12/15/2015           291,509
     500,000   Dunlop Standard Aerospace Holdings plc                          11.875         5/15/2009           520,000
     600,000   United Airlines, Inc.(e)                                         6.602          9/1/2013           420,595
     450,000   United Airlines, Inc.(e)                                         7.730          7/1/2010           311,522
     454,477   US Airways Pass Through Trust Company                            8.360         1/20/2019           367,071
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,910,697
=========================================================================================================================

Utilities (14.0%)
-------------------------------------------------------------------------------------------------------------------------
     400,000   AmeriGas Eagle Finance Corporation                              10.000         4/15/2006           433,000
     300,000   Calpine Steers Corporation, Variable Rate                        6.965         5/27/2003           291,000
     200,000   Centerpoint Energy Resources                                     7.875          4/1/2013           229,500
   1,175,000   CMS Energy Corporation                                           7.000         1/15/2005         1,139,750
     100,000   CMS Panhandle Holding Company                                    6.500         7/15/2009           102,250
     200,000   CMS Panhandle Holding Company                                    7.000         7/15/2029           200,000
     350,000   Coastal Corporation                                              7.750         6/15/2010           308,000
     200,000   Coastal Corporation                                              9.625         5/15/2012           187,000
     700,000   Dynegy-Roseton Danskamme(b)                                      7.270         11/8/2010           616,000
     600,000   Edison International, Inc.                                       6.875         9/15/2004           603,000
     700,000   Edison Midwest Generation, LLC                                   8.300          7/2/2009           688,074
     975,000   Edison Midwest Generation, LLC                                   8.560          1/2/2016           906,732
     400,000   El Paso Corporation                                              7.875         6/15/2012           354,000
     250,000   El Paso Corporation                                              7.800          8/1/2031           197,500
   1,005,000   El Paso Corporation                                              7.750         1/15/2032           793,950
     100,000   El Paso Energy Partners, LP                                      8.500          6/1/2010           107,750
     250,000   El Paso Energy Partners, LP                                      8.500          6/1/2011           269,375
     850,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           918,000
     150,000   Ipalco Enterprises, Inc.                                         7.375        11/14/2008           162,375
     500,000   Ipalco Enterprises, Inc.                                         7.625        11/14/2011           541,250
     550,000   Leviathan Finance Corporation                                   10.375          6/1/2009           594,000
     250,000   Noram Energy Corporation, Variable Rate                          6.375         11/1/2003           254,375
     300,000   PSEG Energy Holdings, Inc.                                      10.000         10/1/2009           339,000
     900,000   PSEG Energy Holdings, Inc.                                       8.500         6/15/2011           972,000
     950,000   Reliant Energy Resources                                         7.750         2/15/2011         1,056,875
     687,678   Rocky River Private Placement(b)                                 8.810         4/14/2007           786,947
   1,125,000   TXU Corporation - Pinnacle Partners                              8.830         8/15/2004         1,187,331
     800,000   TXU Energy Company                                               7.000         3/15/2013           883,401
     500,000   Williams Companies, Inc.                                         7.625         7/15/2019           452,500
     750,000   Williams Companies, Inc.                                         7.875          9/1/2021           686,250
     250,000   Williams Companies, Inc.                                         7.500         1/15/2031           218,750
     300,000   Williams Companies, Inc.                                         7.750         6/15/2031           270,000
     700,000   Williams Companies, Inc.                                         8.750         3/15/2032           682,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 17,432,435
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $115,043,973)                                               119,442,489
=========================================================================================================================

      Shares   Common Stock(f)                                                                                      Value
-------------------------------------------------------------------------------------------------------------------------

           1   Abraxas Petroleum Corporation*                                                                          $1
         750   Arcadia Financial, Ltd. Stock Warrants*                                                                  8
       3,382   ICG Communications, Inc.*                                                                           18,939
         548   ICG Communications, Inc. Rights*                                                                       110
         833   Orion Refining Corporation*                                                                             --
       5,931   TransTexas Gas Corporation(b)*                                                                          25
         500   Unifi Communications, Inc. Stock Warrants*(b)                                                            5
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $45,579)                                                                   19,088
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (4.3%)                         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

    $400,000   Federal Home Loan Mortgage Corporation                           1.170%        7/10/2003          $399,090
   1,300,000   Federal Home Loan Mortgage Corporation                           1.150         7/15/2003         1,296,886
     100,000   Federal National Mortgage Association                            1.160          7/9/2003            99,778
     300,000   Federal National Mortgage Association                            1.195         8/11/2003           298,984
   1,200,000   General Electric Capital Corporation                             1.250         7/23/2003         1,196,568
   1,300,000   HBOS Treasury Services                                           1.250         7/16/2003         1,296,569
     803,344   SSgA Money Market Fund                                           0.930               N/A           803,344
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,391,219
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $120,480,771)                                                         $124,852,796
=========================================================================================================================

*   Non-income producing security.

(a)   The categories of investments are shown as a percentage of total investments.

(b)   Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 2003, by obtaining quotation from brokers who are active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 2003.

                                                     Acquisition
Security                                                    Date                                 Cost
-------------------------------------------------------------------------------------------------------------------------

American Cellular                                      5/31/2001                           $1,197,214
Amerigas Partnters, LP                                 5/10/2002                              614,483
Calpine Corporation                                     5/8/2002                              492,266
Dynegy-Roseton Danskamme                              10/28/2002                              438,608
Nextel Communications, Bank Term Loan B               10/31/2002                              444,438
Nextel Communications, Bank Term Loan C               10/31/2002                              443,626
Owens-Brockway Glass Container, Inc. -- 7.75%          4/29/2003                              125,000
Owens-Brockway Glass Container, Inc. -- 8.25%          4/29/2003                              125,000
Rocky River Private Placement                         12/12/2000                              678,525
TransTexas Gas Corporation                             6/17/1998                               51,683
TransTexas Gas Corporation Common Stock                6/17/1998                                3,404
Unifi Communications, Inc., Stock Warrants             2/14/1997                                6,525
-------------------------------------------------------------------------------------------------------------------------

(c)   Step coupon bond.

(d)   Non-income producing and in bankruptcy.

(e)   In bankruptcy.

(f)   The market value of the denoted category of investments represents less than 0.1% of the total investments of The AAL High Yield Bond Fund.

(g)  The interest rate shown reflects yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund
Schedule of Investments as of April 30, 2003 (a)

   Principal
      Amount   Long-Term Fixed Income (95.0%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Alabama (1.6%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Alabama 21st Century Authority Tobacco Settlement
               Revenue Bonds                                                    5.750%        12/1/2020          $868,870
  10,000,000   Huntsville, Alabama Health Care Authority
               Revenue Bonds (Series B)                                         5.750          6/1/2032        10,196,884
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                   11,065,754
=========================================================================================================================

Alaska (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   4,100,000   Northern Tobacco Securitization Corporation, Alaska
               Tobacco Settlement Revenue Bonds                                 6.200          6/1/2022         3,839,650
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     3,839,650
=========================================================================================================================

Arizona (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     695,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.000          6/1/2003           696,404
     720,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.000          6/1/2004           741,334
     750,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.000          6/1/2005           788,265
     780,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.250          6/1/2006           838,555
     815,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.500          6/1/2007           885,603
     975,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             5.000          6/1/2011         1,078,721
   1,020,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             5.000          6/1/2012         1,125,896
   1,000,000   Maricopa County, Arizona Elementary School District
               #068 Alhambra General Obligation Bonds (AMBAC
               Insured)(b)                                                      5.125          7/1/2012         1,060,170
     320,000   Phoenix, Arizona Industrial Development Authority
               Single Family Mortgage Revenue Bonds (Series 1A)
               (GNMA/FNMA/FHLMC Insured)                                        5.875          6/1/2016           332,387
   1,500,000   Pima County, Arizona Industrial Development Authority
               Educational Revenue Bonds (Arizona Charter Schools
               Project)                                                         6.750          7/1/2031         1,496,070
   1,285,000   Pima County, Arizona Industrial Development Authority
               Multifamily Bonds (La Hacienda Project) (GNMA/FHA
               Insured)                                                         7.000        12/20/2031         1,469,333
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                   10,512,738
=========================================================================================================================

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,400,000   Arkansas State Community Water System Public Water
               Authority Revenue (Series B) (MBIA Insured)                      5.000         10/1/2023         1,444,884
     590,000   Arkansas State Development Finance Authority Single
               Family Mortgage Revenue Bonds (Series F) (GNMA
               Insured) (Subject to 'AMT')                                      7.450          1/1/2027           612,597
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   2,057,481
=========================================================================================================================

California (8.5%)
-------------------------------------------------------------------------------------------------------------------------
     985,000   California Rural Home Mortgage Finance Authority
               Single Family Mortgage Revenue Bonds (Series D)
               (GNMA/FNMA Insured)(Subject to 'AMT')                            7.100          6/1/2031         1,079,343
   5,000,000   California State Department of Water Resources Supply
               Revenue Bonds (Series A) (AMBAC Insured)                         5.375          5/1/2018         5,503,750
   4,030,000   Contra Costa County, California Home Mortgage
               Revenue Bonds (GNMA Insured)(b)                                  7.500          5/1/2014         5,507,197
   1,335,000   Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)              Zero Coupon          1/1/2005         1,299,169
   5,000,000   Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(c)           Zero Coupon          1/1/2009         5,500,850
   5,000,000   Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(c)           Zero Coupon          1/1/2011         5,636,700
   6,000,000   Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(c)           Zero Coupon          1/1/2013         6,777,060
   7,145,000   Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(c)           Zero Coupon          1/1/2014         8,070,349
     420,000   Golden West Schools Financing Authority California
               Revenue Bonds (Series A) (MBIA Insured)                          5.800          2/1/2022           495,146
     740,000   Los Angeles, California Department of Water and Power
               Electric Plant Revenue Bonds(b)                                  6.100         2/15/2017           810,818
     170,000   Los Angeles, California Department of Water and Power
               Electric Plant Revenue Bonds (FGIC Insured)(b)                   5.375          9/1/2023           175,182
     260,000   Los Angeles, California Department of Water and Power
               Electric Plant Unrefunded Revenue Bonds                          6.100         2/15/2017           280,790
   2,000,000   Los Angeles, California Unified School District
               Revenue Bonds (MBIA-Series A)                                    5.000          7/1/2021         2,109,920
   4,200,000   Pomona, California Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA Insured)(b)                  7.600          5/1/2023         5,642,700
   3,480,000   Sacramento County, California Single Family Mortgage
               Revenue Bonds (Subject to 'AMT')(b)                              8.250          1/1/2021         5,091,692
   1,500,000   San Bernardino County, California Single Family
               Mortgage Revenue Bonds (Series A) (GNMA Insured)(b)              7.500          5/1/2023         2,008,215
   2,980,000   Union, California Elementary School District Capital
               Appreciation Bonds (Series B) (FGIC Insured)               Zero Coupon          9/1/2025           929,075
   2,845,000   Union, California Elementary School District Capital
               Appreciation Bonds (Series B) (FGIC Insured)               Zero Coupon          9/1/2026           836,146
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                                57,754,102
=========================================================================================================================

Colorado (5.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,930,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dymaxion and
               Marrach Park Apartments) (Series A) (MBIA Insured)               6.000          8/1/2023         2,072,704
   2,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Bromley East Project)
               (Series A)                                                       7.250         9/15/2030         2,134,240
     570,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy
               Facility, Inc.)                                                  6.000          4/1/2021           578,573
   1,280,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy
               Facility, Inc.)                                                  6.000          4/1/2030         1,295,194
   2,825,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Classical Academy)                      7.250         12/1/2030         3,018,513
     920,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Pinnacle Charter School
               Project)                                                         5.250         12/1/2011           930,976
     750,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                         6.125          6/1/2021           761,205
   5,250,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                         6.250          6/1/2031         5,322,923
   1,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.250         12/1/2010         1,133,420
   2,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.800         12/1/2020         2,193,760
     620,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-2) (Subject to
               'AMT')                                                           7.450         10/1/2016           657,051
     385,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-3)                             7.250          4/1/2010           406,964
     400,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-3)                             6.300          8/1/2012           434,712
   2,200,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series B-3)                             6.700          8/1/2017         2,409,484
     495,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series C-3) (FHA/VA Insured)            7.150         10/1/2030           529,140
   3,525,000   Colorado Water Resources and Power Development
               Authority Small Water Resources Revenue Bonds
               (Series A) (FGIC Insured)                                        5.250         11/1/2021         3,790,644
     200,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              5.250         12/1/2010           212,994
     200,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              5.250         12/1/2011           206,182
   2,000,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              6.250         12/1/2016         2,163,120
     500,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              6.000         12/1/2023           511,170
   1,350,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              6.000         12/1/2031         1,370,061
   4,000,000   Northwest Parkway Public Highway Authority Colorado
               Capital Appreciation Revenue Bonds (Series C) (AMBAC
               Insured)                                                   Zero Coupon         6/15/2021         2,840,720
   3,500,000   Regional Transportation District, Colorado, Sales Tax
               Revenue Bonds (Series B) (AMBAC Insured)                         5.500         11/1/2021         3,857,315
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  38,831,065
=========================================================================================================================

Connecticut (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Connecticut State Health and Educational Facilities
               Authority Revenue (Yale University) (Series W)                   5.125          7/1/2027         2,062,860
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                2,062,860
=========================================================================================================================

District of Columbia (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   8,785,000   District of Columbia Tobacco Settlement Financing
               Corporation Revenue Bonds                                        6.250         5/15/2024         7,964,569
-------------------------------------------------------------------------------------------------------------------------
               Total District of Columbia                                                                       7,964,569
=========================================================================================================================

Florida (3.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,904,000   Brevard County, Florida Housing Finance Authority
               Homeowner Mortgage Revenue Bonds (Series B) (GNMA
               Insured)                                                         6.500          9/1/2022         2,110,375
   2,410,000   Clay County, Florida Housing Finance Authority Single
               Family Mortgage Revenue Bonds (GNMA/FNMA Insured)
               (Subject to 'AMT')                                               6.000          4/1/2029         2,516,835
   3,225,000   Escambia County, Florida Health Facilities Authority
               Revenue Bonds (Azalea Trace, Inc.)                               6.000          1/1/2015         3,270,634
     620,000   Florida State Board of Education Capital Outlay
               Unrefunded General Obligation Bonds (MBIA Insured)               9.125          6/1/2014           913,186
   2,000,000   Highlands County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
               (Series A)                                                       6.000        11/15/2031         2,109,880
     265,000   Hillsborough County, Florida Industrial Development
               Authority Revenue Bonds (Health Facilities Project-
               University Community Hospital) (Series A)                        4.500         8/15/2003           266,675
   1,145,000   Leon County, Florida Educational Facilities Authority
               Certificates of Participation(b)                                 8.500          9/1/2017         1,708,981
   1,390,000   Manatee County, Florida Housing Finance Authority
               Single Family Mortgage Revenue Bonds (Series 1)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                    7.200          5/1/2028         1,524,802
   1,320,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                         5.750        11/15/2008         1,495,283
   1,000,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                         5.850        11/15/2010         1,134,110
   2,000,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Orlando Regional Healthcare System)
               (Series A) (MBIA Insured)                                        6.250         10/1/2018         2,477,140
   1,530,000   Orange County, Florida Housing Finance Authority
               Homeowner Revenue Bonds (Series B-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      5.900          9/1/2028         1,618,985
   1,155,000   Palm Beach County, Florida Housing Finance Authority
               Single Family Homeowner Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           5.900         10/1/2027         1,222,175
   1,335,000   Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Multi-County
               Program) (Series B-1) (Subject to 'AMT)                          7.250          9/1/2029         1,411,883
   1,980,000   Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.200          9/1/2029         2,157,923
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                   25,938,867
=========================================================================================================================

Georgia (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Savannah, Georgia Economic Development Authority
               Student Housing Revenue Bonds (State University
               Project) (Series A) (ACA Insured)                                6.750        11/15/2020         1,653,870
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                    1,653,870
=========================================================================================================================

Hawaii (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,555,000   Honolulu, Hawaii City & County Revenue Bonds
               (Unrefunded Balance) (Series A) (FGIC Insured)                   6.250          4/1/2014         3,124,280
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                     3,124,280
=========================================================================================================================

Illinois (10.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Broadview, Illinois Tax Increment Tax Allocation
               Bonds                                                            5.250          7/1/2012         2,061,720
   1,000,000   Broadview, Illinois Tax Increment Tax Allocation
               Revenue Bonds                                                    5.375          7/1/2015         1,024,010
     600,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                               7.250          9/1/2028           623,778
   2,570,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                               7.050         10/1/2030         2,734,531
   1,055,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                               7.000          3/1/2032         1,134,114
   7,200,000   Chicago, Illinois Tax Increment Capital Appreciation
               Tax Allocation Bonds (Series A) (ACA Insured)              Zero Coupon        11/15/2014         4,083,984
   1,000,000   Cook County, Illinois Community Consolidated School
               District #15 Palatine Capital Appreciation General
               Obligation Bonds (FGIC Insured)                            Zero Coupon         12/1/2014           601,700
   1,250,000   Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                          8.500         12/1/2011         1,705,575
   1,565,000   Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                          8.500         12/1/2014         2,257,544
   1,815,000   Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                          8.500         12/1/2016         2,681,136
   1,000,000   Du Page County, Illinois General Obligation Bonds
               (Stormwater Project)                                             5.600          1/1/2021         1,154,320
   1,000,000   Illinois Development Finance Authority Revenue Bonds
               (Midwestern University) (Series B)                               6.000         5/15/2021         1,078,490
   2,365,000   Illinois Development Finance Authority Revenue Bonds
               (School District #304) (Series A) (FSA Insured)            Zero Coupon          1/1/2021           972,441
   4,900,000   Illinois Educational Facilities Authority
               Revenue Bonds (Northwestern University)                          5.250         11/1/2032         5,605,649
     380,000   Illinois Health Facilities Authority Revenue Bonds
               (Series B) (MBIA Insured)(b)                                     5.250         8/15/2018           435,906
   1,600,000   Illinois Health Facilities Authority Revenue Bonds
               (Bethesda Home and Retirement) (Series A)                        6.250          9/1/2014         1,686,336
   2,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Centegra Health Systems)                                        5.250          9/1/2018         1,998,460
   2,500,000   Illinois Health Facilities Authority Revenue Bonds
               (Passavant Memorial Area Hospital Association)                   6.000         10/1/2024         2,576,825
   1,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Riverside Health System)                                        6.850        11/15/2029         1,087,070
   4,180,000   Illinois Health Facilities Authority Revenue Bonds
               (Rush-Presbyterian-St. Lukes) (Series A) (MBIA
               Insured)                                                         5.250        11/15/2014         4,516,992
   2,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                      6.875        11/15/2030         2,168,340
   4,655,000   Illinois Health Facilities Authority Revenue Bonds
               (Thorek Hospital and Medical Center)                             5.250         8/15/2018         4,348,934
   2,120,000   Illinois Health Facilities Authority Unrefunded
               Revenue Bonds (Series B) (MBIA Insured)                          5.250         8/15/2018         2,257,291
   3,065,000   Illinois State Sales Tax Revenue Bonds (Series L)                7.450         6/15/2012         3,963,474
   2,200,000   Kane, McHenry, Cook and DeKalb Counties, Illinois
               School District #300 Capital Appreciation General
               Obligation Bonds                                           Zero Coupon         12/1/2021           857,560
   3,035,000   McHenry County, Illinois Community High School
               District#157 General Obligation Bonds (FSA Insured)              9.000         12/1/2017         4,672,443
   4,000,000   McLean County, Illinois Bloomington-- Normal Airport
               Central Illinois Regional Authority Revenue Bonds
               (Subject to 'AMT')                                               6.050        12/15/2019         3,693,760
   1,115,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A)(b)                                           5.500         6/15/2015         1,304,684
     885,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                               5.500         6/15/2015         1,026,945
   3,100,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                         Zero Coupon         6/15/2024         1,017,265
   2,000,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                         Zero Coupon        12/15/2024           639,200
   2,000,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series B) (MBIA Insured)                         Zero Coupon         6/15/2020         1,332,440
   3,000,000   Regional Transportation Authority Illinois
               Revenue Bonds (Series A) (FGIC Insured)                          6.700         11/1/2021         3,854,790
     500,000   Southwestern Illinois Development Authority
               Revenue Bonds (Anderson Hospital)                                5.625         8/15/2029           479,805
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                  71,637,512
=========================================================================================================================

Indiana (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   East Chicago, Indiana Elementary School Building
               Corporation Revenue Bonds                                        6.250          1/5/2016         1,490,750
     405,000   Indiana State Housing Authority Single Family
               Mortgage Revenue Bonds (Series C-2) (GNMA Insured)               5.250          7/1/2017           418,632
     510,000   Indiana Transportation Finance Authority Airport
               Facilities Lease Revenue Bonds (Series A)                        5.400         11/1/2006           561,337
     570,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (AMBAC Insured)(b)                      5.750          6/1/2012           667,801
     985,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (MBIA Insured)(b)                       7.250          6/1/2015         1,245,129
     250,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A)                                         6.800         12/1/2016           315,513
   3,565,000   Indiana Transportation Finance Authority Highway
               Unrefunded Revenue Bonds (Series A) (MBIA Insured)               7.250          6/1/2015         4,651,969
   2,500,000   Petersburg, Indiana Industrial Pollution Control
               Revenue Bonds (Indianapolis Power and Light Company)
               (Series A) (MBIA/IBC Insured)                                    6.100          1/1/2016         2,560,175
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                   11,911,306
=========================================================================================================================

Kansas (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   4,140,000   Kansas City, Kansas Utility System Unrefunded
               Revenue Bonds (FGIC Insured)(b)                                  6.375          9/1/2023         4,477,410
   2,500,000   Kansas State Turnpike Authority Turnpike Revenue Bond            5.000          9/1/2025         2,571,825
   1,530,000   Sedgwick and Shawnee Counties, Kansas Single Family
               Mortgage Revenue Bonds (Series A-2) (GNMA Insured)               6.700          6/1/2029         1,642,302
   2,300,000   University of Kansas Hospital Authority Health
               Facilities Revenue Bond                                          5.500          9/1/2022         2,339,422
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                    11,030,959
=========================================================================================================================

Louisiana (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,515,000   East Baton Rouge, Louisiana Mortgage Finance
               Authority Single Family Revenue Bonds (Series A)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           6.125          4/1/2026         1,600,537
     155,000   East Baton Rouge, Louisiana Mortgage Finance
               Authority Single Family Revenue Bonds (Series B-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           6.125         10/1/2022           164,058
   3,085,000   Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series A-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.500         12/1/2030         3,344,510
   1,240,000   Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series D-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.500          6/1/2026         1,342,461
   1,635,000   Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series A-2) (GNMA/FNMA/FHLMC
               Insured) (Subject to 'AMT')                                      7.800         12/1/2026         1,756,186
   1,015,000   Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.050          6/1/2031         1,097,794
   3,000,000   Louisiana Public Facilities Authority Hospital
               Revenue Bonds (Lake Charles Memorial) (AMBAC Insured)            8.625         12/1/2030         3,923,160
   2,605,000   Regional Transportation Authority Louisiana Sales Tax
               Revenue Bonds (Series A) (FGIC Insured)                          8.000         12/1/2012         3,525,320
   4,200,000   Tobacco Settlement Financing Corporation Louisiana
               Revenue Bonds (Series 2001-B)                                    5.500         5/15/2030         3,391,752
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                 20,145,778
=========================================================================================================================

Maryland (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,550,000   Maryland State Economic Development Corporation
               Student Housing Revenue Bonds (Sheppard Pratt) (ACA
               Insured)                                                         6.000          7/1/2033         1,666,467
     485,000   Prince Georges County, Maryland Housing Authority
               Single Family Mortgage Revenue Bonds (Series A)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                    7.400          8/1/2032           523,979
     425,000   Westminster, MD Education Facilities Revenue Bond
               (McDaniel College)                                               5.500          4/1/2027           431,622
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                   2,622,068
=========================================================================================================================

Massachusetts (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   4,935,000   Massachusetts State Construction Lien G.O. Bonds
               (Series A) (FGIC Insured)                                        5.250          1/1/2013         5,566,285
     725,000   Massachusetts State Development Finance Agency
               Revenue Bonds (Devens Electric Systems)                          5.625         12/1/2016           773,445
   1,000,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Partners Healthcare System)
               (Series C)                                                       6.000          7/1/2016         1,113,820
   1,824,228   Massachusetts State Industrial Finance Agency
               Revenue Bonds (Bradford College) (ACA Insured)                   5.250         11/1/2018         1,550,594
   1,170,000   Westfield, Massachusetts General Obligation Bonds
               (FGIC Insured)(b)                                                6.500          5/1/2014         1,405,767
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                             10,409,911
=========================================================================================================================

Michigan (2.3%)
-------------------------------------------------------------------------------------------------------------------------
     515,000   Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist
               Retirement)                                                      4.800        11/15/2005           507,306
     545,000   Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist
               Retirement)                                                      4.900        11/15/2006           532,252
   3,965,000   Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist
               Retirement)                                                      5.400        11/15/2027         3,454,348
   1,350,000   Dickinson County, Michigan Healthcare System Hospital
               Revenue Bonds                                                    5.500         11/1/2013         1,354,793
     250,000   Dickinson County, Michigan Healthcare System Hospital
               Revenue Bonds                                                    5.700         11/1/2018           241,875
   2,000,000   East Lansing, Michigan Building Authority General
               Obligation Bonds                                                 5.700          4/1/2020         2,363,300
   1,000,000   Grand Valley, Michigan State University Revenue Bonds
               (MBIA Insured)                                                   5.250         10/1/2017         1,074,350
     260,000   Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                4.700         5/15/2004           258,557
     135,000   Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                4.800         5/15/2005           133,564
   1,380,000   Michigan Public Power Agency Revenue Bonds
               (Combustion Turbine #1 Project) (Series A) (AMBAC
               Insured)                                                         5.250          1/1/2016         1,508,644
     950,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Hackley Hospital) (Series A)                      4.800          5/1/2005           985,198
     990,000   Summit Academy North Michigan Public School Academy
               Certificates of Participation                                    6.550          7/1/2014         1,014,097
     690,000   Summit Academy North Michigan Public School Academy
               Certificates of Participation                                    8.375          7/1/2030           734,236
   1,000,000   Trenton, Michigan Building Authority General
               Obligation Bonds (AMBAC Insured)                                 5.600         10/1/2019         1,122,900
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  15,285,420
=========================================================================================================================

Minnesota (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   Chaska, Minnesota Economic Development Authority
               School Facilities Lease Revenue Bonds (Independent
               School District #112) (Series A)                                 5.125         12/1/2010           408,874
   5,000,000   Lakeville Minnesota Independent School District #194
               (Series B) (FGIC Insured)                                  Zero Coupon          2/1/2016         2,821,050
     300,000   Scott County, Minnesota Housing and Redevelopment
               Authority Facilities Lease Revenue Bonds (Workforce
               Center Project)                                                  5.000          2/1/2017           311,259
     525,000   Scott County, Minnesota Housing and Redevelopment
               Authority Facilities Lease Revenue Bonds (Workforce
               Center Project)                                                  5.000          2/1/2018           542,414
   5,000,000   White Earth Band of Chippewa Indians Minnesota
               Revenue Bonds (Series A) (ACA Insured)                           7.000         12/1/2011         5,556,150
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                  9,639,747
=========================================================================================================================

Missouri (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     785,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds (Eastland
               Center Project Phase II Series B)                                5.875          4/1/2017           835,640
     500,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds (Eastland
               Center Project Phase II Series B)                                6.000          4/1/2021           528,570
   1,000,000   Missouri State Environmental Improvement and Energy
               Resources Authority Water Pollution Revenue Bonds
               (Series A)                                                       5.250          1/1/2018         1,105,600
   1,180,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Bethesda Health)
               (Series A)(b)                                                    7.500         8/15/2012         1,298,484
   2,195,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Bethesda Health)
               (Series A)(b)                                                    7.500         8/15/2012         2,415,400
     925,000   Missouri State Housing Development Commission Single
               Family Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.450          9/1/2031         1,003,903
   1,470,000   Missouri State Housing Development Commission Single
               Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.150          3/1/2032         1,592,289
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                   8,779,886
=========================================================================================================================

Montana (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     205,000   Montana State Board of Housing Single Family Mortgage
               Revenue Bonds (Series A-1)                                       6.000          6/1/2016           218,835
     785,000   Montana State Board of Housing Single Family Mortgage
               Revenue Bonds (Series A-2) (Subject to 'AMT')                    6.250          6/1/2019           828,206
   1,340,000   Montana State Board of Regents Revenue Bonds (Higher
               Education-University of Montana) (Series F) (MBIA
               Insured)                                                         5.750         5/15/2016         1,545,717
   3,000,000   Montana State Health Facilities Authority
               Revenue Bonds (Hillcrest Senior Living Project)                  7.375          6/1/2030         3,179,310
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                    5,772,068
=========================================================================================================================

Nebraska (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   American Public Energy Agency, Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                       4.000          9/1/2004           517,900
     170,000   American Public Energy Agency, Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                       4.300          3/1/2011           179,493
   2,500,000   Nebraska Public Power District Revenue Bonds
               (Series B) (AMBAC Insured)                                       5.000          1/1/2013         2,769,325
   1,675,000   Omaha, Nebraska Special Assessment Bonds (Riverfront
               Redevelopment Project) (Series A)                                5.500          2/1/2015         1,909,684
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                   5,376,402
=========================================================================================================================

Nevada (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Washoe County, Nevada General Obligation Bonds
               (Reno-Sparks Convention) (Series A) (FSA Insured)(b)             6.400          7/1/2029         3,007,575
-------------------------------------------------------------------------------------------------------------------------
               Total Nevada                                                                                     3,007,575
=========================================================================================================================

New Jersey (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Hudson County New Jersey Certificate Of Participation
               Department of Finance and Administration (MBIA
               Insured)                                                         6.250         12/1/2015         2,472,260
   5,000,000   New Jersey Transportation Trust Fund Authority
               Revenue Bond (Transportation System) (Series A) (FSA
               Insured)                                                         5.500        12/15/2016         5,820,700
   4,570,000   Tobacco Settlement Authority, New Jersey Tobacco
               Settlement Revenue Bonds                                         5.375          6/1/2018         3,808,638
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                12,101,598
=========================================================================================================================

New Mexico (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,525,000   New Mexico Mortgage Finance Authority Revenue Bonds
               (Series F) (GNMA/FNMA Insured)                                   7.000          1/1/2026         2,815,097
     695,000   New Mexico Mortgage Finance Authority Single Family
               Mortgage Capital Appreciation Revenue Bonds
               (Series D-2) (Subject to 'AMT')                            Zero Coupon          9/1/2019           506,419
   3,090,000   New Mexico Mortgage Finance Authority Single Family
               Mortgage Revenue Bonds (Series C-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      6.950          9/1/2031         3,384,971
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                 6,706,487
=========================================================================================================================

New York (9.4%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Metropolitan Transportation Authority New York
               Revenue Bonds (Series A) (FGIC Insured)                          5.000        11/15/2025         3,610,775
   3,000,000   Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (Series A)               5.500          7/1/2017         3,450,750
  11,000,000   New York City Transitional Finance Authority (Future
               Tax Secured) (Series B)                                          5.250          2/1/2029        11,952,490
   1,430,000   New York Counties Tobacco Trust Settlement
               Revenue Bonds                                                    5.800          6/1/2023         1,400,571
   4,000,000   New York State Dormitory Authority Revenue Bonds
               (Series B)                                                       5.250        11/15/2023         4,389,800
   2,000,000   New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)             7.500         5/15/2013         2,598,060
   5,000,000   New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)             5.875         5/15/2017         5,945,150
   2,000,000   New York State Local Government Assistance
               Corporation Revenue Bonds (Series E) (MBIA Insured)              5.250          4/1/2016         2,269,180
   2,460,000   New York State Mortgage Agency Revenue Bonds
               (Series 26)                                                      5.350         10/1/2016         2,496,260
   3,000,000   New York State Thruway Authority General
               Revenue Bonds (Series E)                                         5.000          1/1/2016         3,173,580
  10,000,000   New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                       5.000          1/1/2017        10,688,500
   3,000,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)                       5.375        11/15/2021         3,238,830
   4,500,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(c)                    5.500         11/1/2026         4,992,030
   3,000,000   New York, New York General Obligation Bonds
               (Series H) (FSA/CR Insured)                                      5.250         3/15/2016         3,246,810
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                  63,452,786
=========================================================================================================================

North Carolina (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,170,000   Fayetteville, North Carolina Public Works Commission
               Revenue Bonds (FSA Insured)(b)                                   5.125          3/1/2017         1,311,020
   1,475,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series A)(b)                               6.000          1/1/2026         1,773,378
   3,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds                                             6.000          1/1/2014         3,071,250
   4,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds                                             5.375          1/1/2017         4,133,280
     175,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                  6.000          1/1/2006           190,400
     415,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                  6.250          1/1/2012           424,960
     370,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                  6.000          1/1/2013           378,788
   1,960,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                  5.500          1/1/2021         1,960,118
   1,725,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series D)                                  5.875          1/1/2013         1,764,485
   2,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series D)                                  6.750          1/1/2026         2,194,720
     100,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series G)                                  5.750         12/1/2016           102,820
   1,250,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.250          1/1/2007         1,389,600
     250,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.500          1/1/2009           286,610
     610,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.375          1/1/2013           682,993
   1,000,000   Wake County, North Carolina Industrial, Facilities,
               and Pollution Control Revenue Bonds (Carolina Power
               and Light Company Project)                                       5.375          2/1/2017         1,044,680
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            20,709,102
=========================================================================================================================

North Dakota (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,250,000   Ward County, North Dakota Health Care Facilities
               Revenue Bonds (Trinity Medical Center) (Series B)                6.250          7/1/2021         3,328,195
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                               3,328,195
=========================================================================================================================

 Ohio (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,700,000   Cincinnati, Ohio General Obligation Bonds                        5.375         12/1/2019         1,836,544
   2,000,000   Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                       6.750          4/1/2018         2,143,500
   2,500,000   Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                       6.750          4/1/2022         2,664,550
   2,330,000   Ohio Housing Finance Agency Mortgage Residential
               Revenue Bonds (Series A-1) (GNMA Insured) (Subject to
               'AMT')                                                           5.750          9/1/2026         2,385,897
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                       9,030,491
=========================================================================================================================

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     390,000   Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series C-2) (Subject to
               'AMT')                                                           7.550          9/1/2028           426,348
     745,000   Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.100          9/1/2028           816,930
   2,900,000   Payne County, Oklahoma Economic Development Authority
               Student Housing Revenue Bonds (Collegiate Housing
               Foundation) (Series A)(b)                                        6.375          6/1/2030         3,502,214
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                   4,745,492
=========================================================================================================================

Oregon (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Forest Grove, Oregon Revenue Bonds (Campus
               Improvement-- Pacific University)                                6.000          5/1/2015           626,588
   3,500,000   Klamath Falls, Oregon Inter-Community Hospital
               Authority Revenue Bonds (Gross-Merle West Medical
               Center Project)                                                  7.100          9/1/2024         3,837,925
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                     4,464,513
=========================================================================================================================

Pennsylvania (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,480,000   Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series B)                                  6.000        12/15/2010         2,775,294
   2,415,000   Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series C)                                  6.550        12/15/2017         2,728,443
   4,000,000   Carbon County, Pennsylvania Industrial Development
               Authority Revenue Bonds (Panther Creek Partners
               Project) (Subject to 'AMT')                                      6.650          5/1/2010         4,143,560
   2,000,000   Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds (FSA
               Insured)                                                   Zero Coupon         3/15/2016         1,137,320
   1,520,000   Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds (FSA
               Insured)                                                   Zero Coupon         3/15/2017           812,820
   2,000,000   Lebanon County, Pennsylvania Good Samaritan Hospital
               Authority Revenue Bonds (Good Samaritan Hospital
               Project)                                                         6.000        11/15/2018         2,008,720
     435,000   Montgomery County, Pennsylvania Higher Education and
               Health Authority Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                         6.750        11/15/2024           461,270
   1,880,000   Montgomery County, Pennsylvania Higher Education and
               Health Authority Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                         6.750        11/15/2030         1,987,649
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              16,055,076
=========================================================================================================================

Puerto Rico (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                6.625          6/1/2026         2,063,600
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                                2,063,600
=========================================================================================================================

South Carolina (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   3,320,000   Piedmont Municipal Power Agency South Carolina
               Electric Revenue Bonds (Series A)(b)                             6.550          1/1/2016         3,334,276
   5,000,000   South Carolina State Public Service Authority
               Revenue Referendum (Series D) (FSA Insured)                      5.000          1/1/2020         5,279,800
     500,000   South Carolina Transportation Infrastructure Bank
               Revenue Bonds (Series A) (MBIA Insured)                          5.500         10/1/2007           570,995
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                             9,185,071
=========================================================================================================================

South Dakota (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   South Dakota State Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health Care
               System, Inc.) (ACA/CBI Insured)                                  5.650          4/1/2022         2,084,380
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               2,084,380
=========================================================================================================================

Tennessee (1.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities and Project Revenue Bonds (Federal
               Express Corporation)                                             5.350          9/1/2012         2,174,000
   2,000,000   Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities Revenue Bonds (Federal Express
               Corporation)                                                     5.050          9/1/2012         2,128,080
   4,155,000   Metropolitan Government Nashville and Davidson County
               Tennessee Industrial Development Board Revenue Bonds
               (Series A) (GNMA Insured)                                        6.625         3/20/2036         4,582,259
   1,500,000   Metropolitan Government Nashville and Davidson
               County, Tennessee Health and Educational Facilities
               Revenue Bonds (Series A-1) (GNMA Insured)                        7.250         6/20/2036         1,716,975
     640,000   Tennergy Corporation Tennessee Gas Revenue Bonds
               (MBIA Insured)                                                   4.125          6/1/2009           678,886
     250,000   Tennessee Energy Acquisition Corporation Gas
               Revenue Bonds (Series A) (AMBAC Insured)                         4.300          9/1/2003           252,408
     150,000   Tennessee Energy Acquisition Corporation Gas
               Revenue Bonds (Series A) (AMBAC Insured)                         5.000          9/1/2007           166,707
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 11,699,315
=========================================================================================================================

Texas (12.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Abilene, Texas Waterworks and Sewer System General
               Obligation Bonds (Series B)                                      3.410         2/15/2008         1,247,325
   1,250,000   Abilene, Texas Waterworks and Sewer System General
               Obligation Bonds (Series B)                                      3.610         2/15/2009         1,247,250
   2,000,000   Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express Corporation
               Project) (Subject to 'AMT')                                      6.375          4/1/2021         2,076,180
   2,000,000   Amarillo, Texas Health Facilities Corporation
               Revenue Bonds (Baptist St. Anthony's Hospital
               Corporation) (FSA Insured)                                       5.500          1/1/2017         2,278,940
     750,000   Arlington, Texas General Obligation Bonds                        5.375         8/15/2016           821,010
   1,055,000   Arlington, Texas General Obligation Bonds                        5.500         8/15/2019         1,145,741
   1,250,000   Austin, Texas Utility System Revenue Bonds (FGIC
               Insured)                                                         6.000        11/15/2013         1,478,013
   2,265,000   Bexar County, Texas Housing Finance Corporation
               Multi- Family Housing Revenue Bonds (American
               Opty-Waterford Apartments) (Series A1)                           7.000         12/1/2036         2,361,036
   2,000,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Nob Hill
               Apartments) (Series A)                                           6.000          6/1/2031         2,045,400
   1,720,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Pan American
               Apartments) (Series A-1) (GNMA Insured)                          7.000         3/20/2031         1,970,363
   1,000,000   Bluebonnet Trails Community Mental Health and Mental
               Retardation Revenue Bonds                                        6.125         12/1/2016         1,043,190
   3,950,000   Colorado River, Texas Municipal Water District
               Revenue Bonds (MBIA Insured)                                     5.000          1/1/2014         4,150,107
     500,000   Corpus Christi, Texas General Obligation Bonds
               (Series A) (FSA Insured)                                         5.000          3/1/2012           552,255
   1,375,000   Deer Park, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               5.000         2/15/2013         1,517,560
   1,635,000   Denton, Texas Independent School District General
               Obligation Bonds                                                 3.450          8/1/2030         1,678,965
   3,210,000   Denton, Texas Utility System Revenue Bonds (Series A)
               (FSA Insured)                                                    5.250         12/1/2015         3,543,904
   1,445,000   Frisco, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.250         8/15/2017         1,699,508
   7,000,000   Harris County, Houston, Texas General Obligation
               Bonds (MBIA Insured)                                       Zero Coupon         8/15/2024         2,329,600
   1,500,000   Harris County, Texas Health Facilities Corporation
               Revenue Bonds (Sisters of Charity Health Care
               Systems) (Series B)(b)                                           6.250          7/1/2027         1,856,700
   6,000,000   Houston, Texas Airport System Revenue Bonds (FSA
               Insured)                                                         5.000          7/1/2027         6,084,600
   5,000,000   Houston, Texas Water and Sewer System Revenue Bonds
               (Series A) (FSA Insured)                                         5.750         12/1/2032         5,863,600
   1,000,000   Lower Colorado River Authority Texas Revenue Bonds
               (Series A)                                                       5.875         5/15/2015         1,149,620
   3,770,000   Mesquite, Texas Independent School District General
               Obligation Bonds (Series A) (PSF/GTD Insured)(b)                 6.000         2/15/2020         4,208,074
     575,000   Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                   6.250          7/1/2010           614,756
   1,865,000   Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                   6.875          7/1/2030         1,983,875
   1,000,000   Panhandle, Texas Regional Housing Finance
               Revenue Bonds (Series A)                                         6.250          3/1/2010         1,080,410
   1,000,000   Ridge Parc Development Corporation Texas Multifamily
               Revenue Bonds (GNMA Insured)                                     6.100         6/20/2033         1,108,720
   2,795,000   Ridge Parc Development Corporation Texas Multifamily
               Revenue Bonds (GNMA Insured)                                     6.150        11/20/2041         3,068,938
   1,365,000   San Antonio, Texas General Obligation Bonds (General
               Improvement)                                                     5.250          2/1/2014         1,507,370
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2018         1,108,270
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2019         1,096,370
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2020         1,093,220
   1,180,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2017         1,361,390
   1,250,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2018         1,431,463
   1,275,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2019         1,456,216
   1,410,000   Tarrant County, Texas College District General
               Obligation Bonds                                                 5.375         2/15/2013         1,598,841
   1,070,000   Tarrant County, Texas Housing Finance Corporation
               Multi-Family Revenue Bonds (Series A)                            6.000          6/1/2031         1,078,785
   2,000,000   Travis County, Texas Health Facilities Development
               Corporation Revenue Bonds (Ascension Health Credit)
               (Series A) (MBIA Insured)(b)                                     6.250        11/15/2017         2,431,040
     315,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2013           368,723
     350,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2015           405,108
     335,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2017           383,083
   1,650,000   Westlake, Texas General Obligation Bonds                         5.750          5/1/2024         1,733,045
   2,000,000   Westlake, Texas General Obligation Bonds                         5.800          5/1/2032         2,098,680
   3,280,000   Wylie, Texas Independent School District Unrefunded
               General Obligation Bonds (PSF/GTD Insured)                       7.000         8/15/2024         4,015,114
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                     83,372,358
=========================================================================================================================

 Utah (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,965,000   Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series A) (AMBAC Insured)(b)                      5.500          7/1/2020         3,040,192
     440,000   Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series B)(b)                                      5.250          7/1/2017           451,123
     585,000   Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series B) (MBIA Insured)(b)                       5.000          7/1/2016           586,182
     560,000   Intermountain Power Agency Utah Power Supply
               Unrefunded Revenue Bonds (Series B)(b)                           5.250          7/1/2017           572,359
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                       4,649,856
=========================================================================================================================

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems
               Project)                                                         5.250         8/15/2019         2,699,275
   1,355,000   Riverside, Virginia Regional Jail Authority Jail
               Facilities Revenue Bonds (MBIA Insured)(b)                       5.875          7/1/2014         1,511,123
   1,130,000   Riverside, Virginia Regional Jail Authority Jail
               Facilities Unrefunded Revenue Bonds (MBIA Insured)               5.875          7/1/2014         1,245,068
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                   5,455,466
=========================================================================================================================

Washington (4.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,060,000   Clark and Skamania Counties, Washington School
               District #112-6 Washougal General Obligation Bonds
               (FGIC Insured)(b)                                                6.000         12/1/2019         2,466,541
   1,000,000   Energy Northwest Washington Electric Revenue Bonds
               (Columbia Generating) (Series A) (MBIA Insured)                  5.750          7/1/2018         1,124,400
   1,000,000   Grant County, Washington Public Utilities District #2
               Priest Rapids Hydro Electric Revenue Bonds (Series A)
               (MBIA Insured)                                                   5.250          1/1/2017         1,069,100
   5,000,000   King County, Washington Sewer Revenue Bonds
               (Series B) (FSA Insured)                                         5.500          1/1/2013         5,646,950
   1,000,000   Quinault Indian Nation, Washington Revenue Bonds
               (Quinault Beach) (Series A) (ACA Insured)                        5.800         12/1/2015         1,074,910
   2,000,000   Washington State General Obligation Bonds (Motor
               Vehicle Fuel Tax)                                                5.000          9/1/2007         2,227,120
   5,000,000   Washington State General Obligation Bonds (Series A)             6.750          2/1/2015         6,231,000
   1,700,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Kadlec Medical Center)                            6.000         12/1/2030         1,869,065
   2,000,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Swedish Health Services) (AMBAC
               Insured)                                                         5.125        11/15/2018         2,114,960
   2,975,000   Washington State Housing Finance Commission
               Multi-Family Mortgage Revenue Bonds (Pooled Loan
               Program) (Subject to 'AMT')                                      6.300          1/1/2021         3,244,922
   1,000,000   Washington State Housing Finance Commission Nonprofit
               Housing Revenue Bonds (Crista Ministries Projects)
               (Series A)                                                       5.350          7/1/2014         1,029,660
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                28,098,628
=========================================================================================================================

Wisconsin (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,105,000   Monroe, Wisconsin School District General Obligation
               Bonds (AMBAC Insured)(b)                                         6.875          4/1/2014         1,365,581
   1,500,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Aurora Health Care)
               (Series B)                                                       5.500         2/15/2015         1,512,165
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Eagle River Memorial
               Hospital, Inc. Project)                                          5.750         8/15/2020         1,077,520
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Franciscan Sisters
               Christian) (Series A)                                            5.500         2/15/2018         1,009,240
   2,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Marshfield Clinic)
               (Series B)                                                       6.000         2/15/2025         2,016,520
   2,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Watertown Memorial Hospital,
               Inc.)                                                            5.500         8/15/2029         2,082,920
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                  9,063,946
=========================================================================================================================

Wyoming (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,825,000   Wyoming State Farm Loan Board Capital Facilities
               Revenue Bonds                                                    5.750         10/1/2020         6,793,639
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    6,793,639
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $594,957,354)                                               643,483,867
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (5.0%)(d)                         Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,100,000   Berkeley County, SC Pollution Control Revenue Bonds
               (Amoco Chemical Company Project)                                 1.350%         5/1/2003        $1,100,000
   1,200,000   Boston Massachusetts Water and Sewer Community
               Revenue Bond (Series A) (Line of Credit-State Street)            1.250          5/1/2003         1,200,000
     260,000   Connecticut State Health and Educational Facilities
               Authority Revenue Bonds (Yale University)
               (Series X-3)                                                     1.300          5/1/2003           260,000
   2,800,000   Hammond Indiana Pollution Control Revenue Bonds
               (Amoco Oil Company Project)                                      1.350          5/1/2003         2,800,000
   1,160,000   Harris County, Texas Health Facilities Development
               Authority Revenue Bonds (Texas Childrens Hospital)
               (Series B-1) (MBIA Insured)                                      1.350          5/1/2003         1,160,000
     400,000   Hurley, New Mexico Pollution Control Revenue Bonds
               (Kennecott Santa Fe Project-BP plc)                              1.350          5/1/2003           400,000
   9,800,000   Indiana State Educational Facilities Authority
               Revenue Bonds (University of Notre Dame)                         1.280          5/1/2003         9,800,000
   1,685,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bond (Capital Asset Program)
               (Series B)                                                       1.300          5/1/2003         1,685,000
   1,500,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bond (Capital Asset Program)
               (Series C)                                                       1.300          5/1/2003         1,500,000
     300,000   Michigan State Strategic Fund Pollution Control
               Revenue Bonds (Consumers Power Project) (AMBAC
               Insured)                                                         1.350          5/1/2003           300,000
   5,100,000   New Jersey Economic Development Authority Water
               Facilities Revenue Bond (United Water New Jersey,
               Inc.) (Project A) (AMBAC Insured)                                1.300          5/1/2003         5,100,000
     500,000   Port Authority of New York and New Jersey Special
               Obligation Revenue Bonds (Versatile Structure) (Line
               of Credit-Bayerische Landesbank)                                 1.350          5/1/2003           500,000
     700,000   Salt Lake, Utah County Pollution Control
               Revenue Bonds (Service Station Holding Project-
               BP plc)                                                          1.350          5/1/2003           700,000
   2,385,000   Southwest Higher Education Authority Revenue Bonds
               (Southern Methodist University)                                  1.350          5/1/2003         2,385,000
   2,200,000   St. Joseph County, Indiana Educational Facilities
               Revenue Bonds (University of Notre Dame)                         1.300          5/1/2003         2,200,000
     100,000   St. Lucie County, Florida Pollution Control
               Revenue Bond Florida Power and Light Project                     1.370          5/1/2003           100,000
   1,000,000   Sublette County, Wyoming Pollution Control
               Revenue Bond (Exxon Project)                                     1.300          5/1/2003         1,000,000
   1,200,000   Valdez, Alaska Marine Term Revenue Bond (BP Pipeline,
               Inc.)                                                            1.350          5/1/2003         1,200,000
     600,000   Valdez, Alaska Marine Term Revenue Bond Exxon
               Pipeline Project                                                 1.300          5/1/2003           600,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                33,990,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $628,947,354)                                                         $677,473,867
=========================================================================================================================

(a)   The categories of investments are shown as a percentage of total investments.

(b)   Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c)   Step coupon bond.

(d)   Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund
Schedule of Investments as of April 30, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (80.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (7.0%)
-------------------------------------------------------------------------------------------------------------------------
 $15,000,000   Chase Credit Card Master Trust, Variable Rate(b)                 1.440%        3/16/2009       $15,031,485
   6,000,000   Citibank Credit Card Trust, Variable Rate                        1.468          2/7/2008         6,011,622
   2,125,000   EQCC Home Equity Loan Trust                                      6.930         2/15/2029         2,230,870
   3,516,421   Green Tree Financial Corporation(b)                              7.650        10/15/2027         3,684,545
   2,068,913   Green Tree Home Improvement Loan Trust(b)                        8.100         9/15/2027         2,074,584
   4,500,000   Harley-Davidson Eaglemark Motorcycle Trust(b)                    6.710         1/15/2007         4,510,188
   4,100,000   Residential Asset Securities Corporation                         4.988         2/25/2027         4,223,344
   3,887,804   Residential Asset Securities Corporation(b)                      8.040        10/25/2028         4,032,768
   4,000,000   Toyota Auto Receivables Owner Trust, Variable Rate               1.328         3/15/2007         3,999,216
   1,522,696   Vanderbilt Mortgage Finance Corporation                          8.045          7/7/2012         1,549,081
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   47,347,703
=========================================================================================================================

Basic Materials (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Dow Chemical Company                                             5.750        11/15/2009         2,660,595
   1,500,000   International Paper Company                                      5.850        10/30/2012         1,603,547
   2,000,000   Meadwestvaco Corporation(b)                                      6.850          4/1/2012         2,261,652
   1,250,000   Potash Corporation of Saskatchewan, Inc.                         4.875          3/1/2013         1,241,740
   2,000,000   Rohm & Haas Company                                              7.400         7/15/2009         2,378,738
   1,300,000   Weyerhaeuser Company                                             6.125         3/15/2007         1,413,662
   2,000,000   Weyerhaeuser Company                                             5.250        12/15/2009         2,085,866
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           13,645,800
=========================================================================================================================

Capital Goods (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Bombardier Capital, Inc.                                         6.125         6/29/2006         2,820,000
   2,885,000   Litton Industries, Inc.                                          8.000        10/15/2009         3,501,340
   2,625,000   Lockheed Martin Corporation                                      8.200         12/1/2009         3,257,922
   3,400,000   Raytheon Company(b)                                              6.000        12/15/2010         3,667,434
   4,000,000   Republic Services, Inc.                                          6.750         8/15/2011         4,504,008
     750,000   Sealed Air Corporation                                           5.375         4/15/2008           774,752
   2,200,000   Waste Management, Inc.                                           7.125         10/1/2007         2,488,347
   3,500,000   Waste Management, Inc.                                           6.875         5/15/2009         3,995,338
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             25,009,141
=========================================================================================================================

Commercial-Backed Securities (8.9%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Banc of America Commercial Mortgage, Inc.(b)                     6.085         6/11/2035         5,580,020
   3,000,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043         3,150,423
   1,593,899   CAM Commercial Mortgage Corporation                              4.834        11/14/2036         1,676,503
   4,000,000   First Union National Bank Commercial Mortgage Trust
               Pass-Through Certificates(b)                                     7.390        12/15/2031         4,735,436
   4,104,794   First Union-Lehman Brothers - Bank of America
               Commercial Mortgage Trust                                        6.280        11/18/2035         4,395,840
   4,000,000   First Union-Lehman Brothers - Bank of America
               Commercial Mortgage Trust(b)                                     6.560        11/18/2035         4,542,668
  11,000,000   GMAC Commercial Mortgage Corporation Loan Trust,
               Variable Rate                                                    1.450         4/25/2033        11,010,879
   6,000,000   GMAC Commercial Mortgage Securities, Inc.(b)                     6.175         5/15/2033         6,711,606
   2,600,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         2,593,752
   5,500,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031         6,169,169
   4,000,000   Morgan Stanley Dean Witter Capital I, Inc. Commercial
               Mortgage                                                         6.540         7/15/2030         4,538,596
   5,000,000   Nationslink Funding Corporation(b)                               7.181         6/20/2031         5,618,475
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial-Backed Securities                                                              60,723,367
=========================================================================================================================

Communications Services (5.6%)
-------------------------------------------------------------------------------------------------------------------------
   4,400,000   AT&T Corporation, Variable Rate                                  7.000        11/15/2006         4,718,300
   1,200,000   AT&T Wireless Services, Inc.                                     7.350          3/1/2006         1,336,836
   1,800,000   AT&T Wireless Services, Inc.(b)                                  7.500          5/1/2007         2,030,996
   2,000,000   CenturyTel, Inc.                                                 8.375        10/15/2010         2,457,194
   2,000,000   Citizens Communications Company                                  7.625         8/15/2008         2,336,728
   2,000,000   Clear Channel Communications, Inc.                               4.625         1/15/2008         2,059,992
   2,000,000   Comcast Corporation                                              5.500         3/15/2011         2,063,162
   4,000,000   Continental Cablevision, Inc.                                    8.875         9/15/2005         4,500,328
   2,750,000   Cox Communications, Inc.                                         6.750         3/15/2011         3,127,493
   2,000,000   Deutsche Telekom AG, Variable Rate                               8.250         6/15/2005         2,221,794
   2,000,000   GTE North, Inc.(b)                                               6.375         2/15/2010         2,233,470
   1,000,000   Liberty Media Corporation                                        5.700         5/15/2013         1,003,910
   1,500,000   Sprint Capital Corporation                                       6.000         1/15/2007         1,530,000
   1,500,000   Sprint Capital Corporation                                       6.125        11/15/2008         1,530,000
   2,250,000   Verizon Global Funding Corporation                               7.250         12/1/2010         2,630,966
   2,125,000   Verizon Global Funding Corporation(b)                            7.375          9/1/2012         2,520,214
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   38,301,383
=========================================================================================================================

Consumer Cyclical (3.5%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   American Honda Finance Corporation, Variable Rate                1.540         2/17/2004         4,011,120
   1,750,000   AOL Time Warner, Inc.(b)                                         6.125         4/15/2006         1,862,891
   1,750,000   AOL Time Warner, Inc.                                            6.750         4/15/2011         1,899,973
   2,725,000   Cendant Corporation                                              6.875         8/15/2006         2,979,428
   1,500,000   Centex Corporation(b)                                            4.750         1/15/2008         1,547,654
   2,000,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008         2,066,110
   2,500,000   Ford Motor Credit Company                                        7.375        10/28/2009         2,553,588
   3,000,000   General Motors Acceptance Corporation                            7.500         7/15/2005         3,210,459
   1,250,000   Lennar Corporation(b)                                            5.950          3/1/2013         1,330,393
   2,000,000   Pulte Homes, Inc.                                                8.125          3/1/2011         2,343,096
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         23,804,712
=========================================================================================================================

Consumer Non-Cyclical (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012         3,734,780
   1,750,000   Kraft Foods, Inc.                                                4.625         11/1/2006         1,824,844
   2,100,000   Kroger Company                                                   7.250          6/1/2009         2,414,885
   1,000,000   Tenet Healthcare Corporation                                     6.375         12/1/2011           950,000
   1,000,000   Tenet Healthcare Corporation                                     7.375          2/1/2013           987,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      9,912,009
=========================================================================================================================

Energy (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Burlington Resources, Inc.                                       6.500         12/1/2011         2,840,845
   2,450,000   ConocoPhillips Corporation                                       8.750         5/25/2010         3,084,459
   1,000,000   Occidental Petroleum Corporation                                 4.250         3/15/2010         1,006,007
   1,750,000   Ocean Energy, Inc.                                               4.375         10/1/2007         1,810,937
   1,750,000   Union Oil Company of California                                  5.050         10/1/2012         1,771,028
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    10,513,276
=========================================================================================================================

Finance (15.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   Abbey National Capital Trust I, Variable Rate(b)                 8.963        12/29/2049         3,013,979
   3,000,000   Associates Manufactured Housing Contract Pass-Through
               Certificates(b)                                                  7.900         3/15/2027         3,200,322
   2,000,000   BNP Paribas Capital Trust, Variable Rate                         9.003        12/29/2049         2,514,574
   2,500,000   Capital One Bank                                                 8.250         6/15/2005         2,708,773
   2,000,000   Capital One Bank                                                 6.875          2/1/2006         2,124,402
   2,800,000   Countrywide Home Loans, Inc.                                     5.625         7/15/2009         3,015,656
   2,000,000   EOP Operating, LP(b)                                             6.800         1/15/2009         2,252,940
   2,250,000   General Electric Capital Corporation                             6.000         6/15/2012         2,482,808
   1,750,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012         1,972,983
   1,000,000   Household Finance Corporation                                    5.875          2/1/2009         1,082,952
   2,000,000   HSBC Capital Funding, LP, Variable Rate(b)                       9.547        12/29/2049         2,553,764
   2,500,000   International Lease Finance Corporation(b)                       5.625          6/1/2007         2,616,913
   1,000,000   JP Morgan Chase & Company                                        3.625          5/1/2008         1,006,468
  11,340,000   Lehman Brothers, Inc., Targeted Return Index
               Securities, Variable Rate                                        6.539         8/15/2008        12,203,609
   1,250,000   Mack-Cali Realty Corporation                                     7.750         2/15/2011         1,453,993
   6,520,000   Merrill Lynch & Company, Inc., Variable Rate                     1.640         5/21/2004         6,541,288
   9,309,000   Morgan Stanley and Company, Variable Rate(b)                     5.878          3/1/2007        10,098,776
  17,728,000   Morgan Stanley and Company, Variable Rate                        7.252         9/15/2011        20,414,488
   2,000,000   Morgan Stanley Dean Witter & Company                             4.250         5/15/2010         1,998,420
   1,000,000   ProLogis Trust(b)                                                7.000         10/1/2003         1,023,706
   4,000,000   ProLogis Trust                                                   7.100         4/15/2008         4,629,748
   1,100,000   Prudential Financial, Inc.                                       3.750          5/1/2008         1,102,475
   4,000,000   Regency Centers, LP(b)                                           7.125         7/15/2005         4,392,860
   2,500,000   Royal Bank of Scotland Group plc(b)                              9.118         3/31/2049         3,156,633
   2,250,000   Simon Property Group, LP                                         6.375        11/15/2007         2,462,810
   2,000,000   Union Planters Corporation                                       7.750          3/1/2011         2,370,754
   1,500,000   Washington Mutual Bank                                           5.500         1/15/2013         1,592,694
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                  103,988,788
=========================================================================================================================

Mortgage-Backed Securities (16.8%)
-------------------------------------------------------------------------------------------------------------------------
  60,500,000   Federal National Mortgage Association 15-Yr.
               Conventional(c)                                                  5.500         5/15/2018        62,901,124
  50,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(c)                                                  5.500          5/1/2033        51,359,400
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                               114,260,524
=========================================================================================================================

Municipal Bonds (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Educational Enhancement Funding Corporation South
               Dakota Tobacco Taxable                                           6.720          6/1/2025         1,918,620
   2,000,000   Oregon School Board Association General Obligation
               Bond                                                       Zero Coupon         6/30/2007         1,732,660
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            3,651,280
=========================================================================================================================

Non-Corporate (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Corporacion Andina de Fomento                                    6.875         3/15/2012         2,664,325
   2,500,000   Mexico Government International Bond                             7.500         1/14/2012         2,822,500
   2,250,000   Petroleos Mexicanos(b)                                           9.375         12/2/2008         2,700,000
-------------------------------------------------------------------------------------------------------------------------
               Total Non-Corporate                                                                              8,186,825
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Fiserv, Inc.                                                     4.000         4/15/2008         1,522,160
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,522,160
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,453,942   United Airlines, Inc.(b,d)                                       7.186          4/1/2011         1,808,629
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,808,629
=========================================================================================================================

U.S. Government (6.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Federal Home Loan Mortgage Corporation                           3.500         9/15/2007         3,084,066
   7,750,000   Federal Home Loan Mortgage Corporation                           4.000        10/29/2007         7,956,313
   3,750,000   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029         3,805,823
   4,500,000   Federal National Mortgage Association                            5.250         4/15/2007         4,940,361
   5,500,000   U.S. Treasury Bonds                                              7.250         5/15/2016         7,092,635
     250,000   U.S. Treasury Notes                                              4.375         5/15/2007           268,252
  11,350,000   U.S. Treasury Notes                                              6.000         8/15/2009        13,138,510
   3,000,000   U.S. Treasury Notes                                              4.375         8/15/2012         3,132,306
   1,500,000   U.S. Treasury Notes                                              3.875         2/15/2013         1,501,992
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           44,920,258
=========================================================================================================================

Utilities (6.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Alliant Energy Resources, Inc.(b)                                7.375         11/9/2009         1,100,633
   2,000,000   American Electric Power Company, Inc.                            6.125         5/15/2006         2,160,000
   1,000,000   American Electric Power Company, Inc.                            5.375         3/15/2010         1,042,650
   1,000,000   Centerpoint Energy Houston                                       5.700         3/15/2013         1,065,941
   3,625,000   Consumers Energy Company(b)                                      4.250         4/15/2008         3,684,856
   2,000,000   Enterprise Products Operating, LP                                8.250         3/15/2005         2,203,416
   2,500,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010         2,964,703
   3,360,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008         3,962,589
   2,500,000   NiSource Finance Corporation(b)                                  7.500        11/15/2003         2,577,878
   2,000,000   NiSource Finance Corporation                                     7.875        11/15/2010         2,419,314
   2,750,000   Northeast Generation Company(b)                                  4.998        10/15/2005         2,787,703
   1,300,000   Ohio Edison Company                                              4.000          5/1/2008         1,314,564
     500,000   Oncor Electric Delivery Company                                  5.000          9/1/2007           528,790
   1,500,000   Oncor Electric Delivery Company                                  7.000          9/1/2022         1,651,826
   2,500,000   Pinnacle West Capital Corporation                                6.400          4/1/2006         2,682,718
   3,500,000   PSEG Energy Holdings, Inc.                                       7.750         4/16/2007         3,666,250
   2,000,000   PSEG Power, LLC                                                  6.875         4/15/2006         2,189,120
   1,000,000   Sempra Energy                                                    6.000          2/1/2013         1,067,524
   3,000,000   Xcel Energy, Inc.                                                7.000         12/1/2010         3,300,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 42,370,475
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $530,530,688)                                               549,966,330
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (19.2%)                        Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Alpine Securitization Corporation                                1.260%        5/15/2003        $1,999,020
   7,000,000   Delaware Funding Corporation                                     1.240         5/15/2003         6,996,624
   5,600,000   Enterprise Funding Corporation                                   1.230         5/12/2003         5,597,895
  13,700,000   Exxon Imperial U.S., Inc.                                        1.230         5/16/2003        13,692,979
  10,000,000   Falcon Asset Securitization Corporation                          1.260          5/7/2003         9,997,900
  19,000,000   Federal National Mortgage Association                            1.180         5/14/2003        18,991,905
  13,000,000   Kitty Hawk Funding Corporation                                   1.260         5/19/2003        12,991,810
  13,000,000   Old Line Funding Corporation                                     1.280         5/15/2003        12,993,529
  14,000,000   Preferred Receivables Funding Corporation                        1.240         5/13/2003        13,994,213
   3,200,000   Starfish Global Funding, LLC                                     1.260          5/6/2003         3,199,440
  10,439,311   The AAL Money Market Fund                                        0.840               N/A        10,439,311
  10,500,000   Toyota Motor Credit Corporation, Variable Rate                   1.240         5/16/2003        10,494,575
   9,030,000   Triple A-1 Funding                                               1.260         5/27/2003         9,021,783
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               130,410,984
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $660,941,672)                                                         $680,377,314
=========================================================================================================================

(a)   The categories of investments are shown as a percentage of total investments.

(b)   Earmarked as collateral as discussed in the notes to the financial statements.

(c)   Denotes securities purchased on a when-issued basis.

(d)   In bankruptcy.

(e)   The interest rate shown reflects the current yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Index Fund
Schedule of Investments as of April 30, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (89.6%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
    $100,000   Advanta Mortgage Loan Trust                                      7.750%       10/25/2026          $106,786
     500,000   Chase Credit Card Master Trust                                   5.500        11/17/2008           545,791
     500,000   Citibank Credit Card Issuance Trust                              4.100         12/7/2006           520,069
     125,000   EQCC Home Equity Loan Trust                                      6.930         2/15/2029           131,228
     150,000   MBNA Credit Card Master Notes Trust, Variable Rate               1.420         8/17/2009           150,171
      27,036   Money Store Home Equity Trust                                    6.877         1/15/2029            27,848
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    1,481,893
=========================================================================================================================

Basic Materials (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Dow Chemical Company                                             5.750        11/15/2009           212,848
     350,000   International Paper Company                                      5.850        10/30/2012           374,161
     400,000   Weyerhaeuser Company                                             6.750         3/15/2012           448,102
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,035,111
=========================================================================================================================

Capital Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     400,000   General Electric Company                                         5.000          2/1/2013           413,431
      75,000   Northrop Grumman Corporation                                     7.125         2/15/2011            87,831
      75,000   Raytheon Company                                                 5.500        11/15/2012            77,756
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                                579,018
=========================================================================================================================

Commercial-Backed Securities (2.7%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043           315,042
     400,000   CS First Boston Mortgage Securities Corporation                  6.480         5/17/2040           449,543
     100,000   First Union National Bank Commercial Mortgage Trust
               Pass-Through Certificates                                        7.390        12/15/2031           118,386
     150,000   GMAC Commercial Mortgage Corporation Loan Trust,
               Variable Rate                                                    1.450         4/25/2033           150,148
     282,192   Morgan Stanley Capital I, Inc.                                   6.250         3/15/2030           301,982
     100,000   Morgan Stanley Capital I, Inc.                                   6.550         3/15/2030           113,080
     110,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031           123,383
     310,000   Morgan Stanley Dean Witter Capital I, Inc.                       7.110         4/15/2033           362,512
     200,000   Nationslink Funding Corporation                                  7.181         6/20/2031           224,739
     150,000   Nationslink Funding Corporation, Class A2                        6.316         1/20/2031           168,243
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial-Backed Securities                                                               2,327,058
=========================================================================================================================

Communications Services (3.1%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   AT&T Corporation                                                 7.300        11/15/2011            82,292
     200,000   AT&T Wireless Services, Inc.                                     7.875          3/1/2011           230,421
     350,000   BellSouth Corporation                                            6.875        10/15/2031           407,656
      75,000   British Telecom plc                                              8.375        12/15/2010            92,308
     150,000   Cingular Wireless, Inc.                                          6.500        12/15/2011           167,804
      75,000   Comcast Corporation                                              5.500         3/15/2011            77,369
     470,000   Cox Radio, Inc.(b)                                               6.250         5/15/2003           470,591
      75,000   Deutsche Telekom International Finance(c)                        8.500         6/15/2010            90,401
      75,000   France Telecom SA(c)                                             9.250          3/1/2011            91,722
      95,000   GTE North, Inc.                                                  7.625         5/15/2026           103,784
     100,000   SBC Communications, Inc.                                         5.875          2/1/2012           109,625
     200,000   Sprint Capital Corporation                                       7.125         1/30/2006           211,000
     150,000   TCI Communications, Inc.                                         7.875          8/1/2013           175,532
      75,000   Telephone and Data Systems, Inc.                                 7.000          8/1/2006            78,730
     300,000   Verizon Global Funding Corporation                               7.750         12/1/2030           370,429
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    2,759,664
=========================================================================================================================

Consumer Cyclical (2.6%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   AOL Time Warner, Inc.                                            6.875          5/1/2012           218,141
     350,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008           361,569
     289,875   Ford Credit Auto Owner Trust                                     5.120        10/15/2004           292,731
     300,000   Ford Motor Credit Company                                        6.500         1/25/2007           306,658
     300,000   General Motors Acceptance Corporation                            8.000         11/1/2031           312,461
     100,000   Sears, Roebuck & Company                                         6.250         1/15/2004           101,957
     300,000   Target Corporation                                               6.350         1/15/2011           340,132
     350,000   Viacom, Inc.                                                     5.625         8/15/2012           378,742
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          2,312,391
=========================================================================================================================

Consumer Non-Cyclical (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     350,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           373,478
     200,000   ConAgra Foods, Inc.                                              6.000         9/15/2006           218,715
     300,000   General Mills, Inc.(b)                                           6.000         2/15/2012           329,119
     100,000   Kimberly-Clark Corporation                                       6.250         7/15/2018           113,967
     350,000   Merck & Company, Inc                                             5.950         12/1/2028           382,161
     400,000   Safeway, Inc.(b)                                                 7.000         9/15/2007           448,898
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,866,338
=========================================================================================================================

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     350,000   ConocoPhillips Corporation                                       4.750        10/15/2012           356,933
     150,000   Pemex Project Funding Master Trust                               9.125        10/13/2010           180,000
     100,000   Union Oil Company of California                                  6.700        10/15/2007           111,264
     200,000   Union Oil Company of California                                  5.050         10/1/2012           202,403
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       850,600
=========================================================================================================================

Finance (8.5%)
-------------------------------------------------------------------------------------------------------------------------
     400,000   Allstate Corporation                                             7.200         12/1/2009           466,400
     225,000   Avalonbay Communities, Inc.                                      6.500         1/15/2005           236,790
     250,000   Bank of America Corporation                                      3.875         1/15/2008           257,546
     150,000   Bank One Corporation                                             5.900        11/15/2011           164,573
     200,000   BB&T Corporation                                                 7.250         6/15/2007           229,528
     200,000   BB&T Corporation                                                 6.500          8/1/2011           227,407
     250,000   Camden Property Trust                                            7.000        11/15/2006           273,618
     200,000   CIT Group, Inc.                                                  5.750         9/25/2007           213,358
      50,000   Citigroup, Inc.                                                  3.500          2/1/2008            50,498
     300,000   Citigroup, Inc.                                                  7.250         10/1/2010           355,646
     242,000   Countrywide Home Loans, Inc.                                     6.250         4/15/2009           269,117
     100,000   Countrywide Home Loans, Inc.                                     5.625         7/15/2009           107,702
     300,000   First Union National Bank(b)                                     7.800         8/18/2010           365,613
     225,000   Goldman Sachs Group, Inc.(b)                                     6.600         1/15/2012           253,669
     250,000   Honda Auto Receivables Trust                                     2.480         7/18/2008           251,892
     325,000   Household Finance Corporation                                    6.375        11/27/2012           358,540
     225,000   International Lease Finance Corporation                          5.875          5/1/2013           228,301
     275,000   Lehman Brothers Holdings(b)                                      4.000         1/22/2008           280,882
     200,000   Morgan Stanley and Company                                       3.625          4/1/2008           201,618
     696,000   Morgan Stanley and Company, Variable Rate                        5.878          3/1/2007           755,049
     608,000   Morgan Stanley and Company, Variable Rate                        7.252         9/15/2011           700,136
     198,000   Morgan Stanley and Company, Variable Rate                        7.700          3/1/2032           235,174
     425,000   PNC Funding Corporation(b)                                       6.875         7/15/2007           476,724
     100,000   Post Apartment Homes, LP                                         8.125         6/15/2005           110,545
     225,000   ProLogis Trust                                                   5.500          3/1/2013           233,565
     175,000   Wells Fargo Company                                              3.500          4/4/2008           176,696
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    7,480,587
=========================================================================================================================

Mortgage-Backed Securities (30.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(d)                                                  6.000          5/1/2033         1,352,000
      32,783   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     9.000          4/1/2010            36,135
      23,722   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000         12/1/2011            25,369
      50,316   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          3/1/2014            52,701
     102,574   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          4/1/2014           107,214
     235,496   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          1/1/2015           252,694
      97,541   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          5/1/2016           101,430
     265,915   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through(b)                                                  6.500          7/1/2016           280,779
     164,740   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2016           173,948
     886,634   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017           921,888
      89,737   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         11/1/2025            94,028
     245,740   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          5/1/2027           267,727
     408,703   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2028           437,206
     129,735   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2029           135,234
      16,197   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         10/1/2029            17,502
      98,404   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         12/1/2029           103,846
      72,795   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2030            77,711
      72,949   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          2/1/2030            77,860
      35,431   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          2/1/2030            38,286
      14,016   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          4/1/2030            14,959
      96,580   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           100,574
      97,335   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2031           102,654
     186,119   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2031           193,815
     184,745   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2031           194,841
     634,258   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032           660,486
   1,797,394   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         11/1/2032         1,871,698
   2,500,000   Federal National Mortgage Association 15-Yr.
               Conventional(d)                                                  5.000          5/1/2018         2,575,778
     863,997   Federal National Mortgage Association 15-Yr. Pass
               Through(b)                                                       5.500         12/1/2017           899,406
   3,400,000   Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  5.500          5/1/2033         3,492,422
   1,995,766   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          8/1/2032         2,085,236
     458,953   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         10/1/2032           478,262
     627,795   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         12/1/2032           655,939
      61,822   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000          3/1/2009            66,106
      36,150   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          4/1/2011            38,064
     322,375   Federal National Mortgage Association Conventional
               15-Yr. Pass Through(b)                                           6.500          4/1/2013           342,378
      55,361   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2013            58,812
      33,351   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500         10/1/2013            35,420
     178,106   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          1/1/2014           187,137
      79,097   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          1/1/2014            83,889
      45,045   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              5.500          4/1/2014            47,143
     133,362   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         11/1/2014           140,124
      44,645   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500         11/1/2014            47,333
     117,268   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000          3/1/2015           125,278
     916,408   Federal National Mortgage Association Conventional
               15-Yr. Pass Through(b)                                           6.000          6/1/2016           960,697
     161,708   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          9/1/2016           169,523
     126,393   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              5.500          2/1/2017           131,568
      60,137   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          6/1/2008            62,457
     131,135   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2023           140,773
     117,172   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2024           124,577
     138,296   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2024           145,282
      29,862   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2028            31,158
     741,280   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2028           775,237
      55,592   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2028            59,399
     197,681   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           206,264
     108,680   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2029           113,659
     154,442   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          2/1/2029           163,382
     256,864   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2029           268,018
     169,214   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          7/1/2029           176,562
      44,125   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2029            46,131
      20,263   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          1/1/2030            21,605
     285,978   Federal National Mortgage Association Conventional
               30-Yr. Pass Through(b)                                           6.000          4/1/2031           298,030
     429,292   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           447,383
     509,264   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2032           532,094
      31,163   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         1/15/2017            34,469
      55,610   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         9/15/2023            59,759
      34,947   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         1/15/2025            38,186
      54,841   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2026            59,724
     340,180   Government National Mortgage Association 30-Yr. Pass
               Through(b)                                                       7.000         8/15/2028           361,444
      19,518   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2028            21,143
     136,284   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         1/15/2029           143,482
     123,794   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2029           131,415
      76,567   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029            80,611
      61,051   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         7/15/2029            64,810
      48,836   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         9/15/2029            52,175
      18,374   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2029            19,630
      36,311   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        12/15/2029            38,793
      43,239   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        12/15/2029            46,813
      17,928   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        12/15/2029            19,409
      21,954   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500        12/15/2029            23,757
      20,986   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         5/15/2030            22,709
      15,845   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2030            17,146
     157,938   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        11/15/2030           168,679
      56,893   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         3/15/2031            60,334
     152,978   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         6/15/2031           160,232
     243,912   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2031           256,517
     172,181   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           182,596
     334,226   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         2/15/2032           351,462
      92,539   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2032            97,312
     632,995   Government National Mortgage Association 30-Yr. Pass
               Through(b)                                                       6.500         7/15/2032           665,638
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                27,103,356
=========================================================================================================================

Non-Corporate (3.0%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   Canadian Government(b)                                           6.375        11/30/2004           484,985
     225,000   European Investment Bank                                         3.000         6/16/2008           224,087
     300,000   Inter-American Development Bank(b)                               5.750         2/26/2008           335,894
     100,000   Inter-American Development Bank                                  8.500         3/15/2011           130,354
     300,000   International Bank for Reconstruction and
               Development(b)                                                   5.000         3/28/2006           323,727
     200,000   Korea Development Bank                                           7.250         5/15/2006           222,400
     300,000   Mexico Government International Bond                             7.500         1/14/2012           338,700
     200,000   Province of Quebec                                               7.500         7/15/2023           252,734
     200,000   Republic of Italy                                                6.000         2/22/2011           227,443
      50,000   Republic of Italy                                                4.375         6/15/2013            50,270
-------------------------------------------------------------------------------------------------------------------------
               Total Non-Corporate                                                                              2,590,594
=========================================================================================================================

Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Compaq Computer Corporation                                      6.200         5/15/2003           200,202
     100,000   International Business Machines Corporation                      5.370         9/22/2003           101,526
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   301,728
=========================================================================================================================

Transportation (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     122,697   United Airlines, Inc.                                            7.186          4/1/2011            90,431
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                                90,431
=========================================================================================================================

U.S. Government (30.3%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Federal Farm Credit Bank(b)                                      5.720         4/13/2005           323,507
     660,000   Federal Home Loan Bank                                           6.900          2/7/2007           760,969
     200,000   Federal Home Loan Bank                                           5.625         2/15/2008           223,710
     200,000   Federal Home Loan Bank                                           5.925          4/9/2008           226,724
     200,000   Federal Home Loan Bank(b)                                        7.375         2/13/2015           251,878
     100,000   Federal Home Loan Bank                                           6.640        12/13/2016           118,911
   2,000,000   Federal Home Loan Mortgage Corporation                           2.875         9/15/2005         2,046,774
     205,000   Federal Home Loan Mortgage Corporation                           6.800         3/19/2007           237,180
     160,000   Federal Home Loan Mortgage Corporation                           7.100         4/10/2007           187,094
     650,000   Federal Home Loan Mortgage Corporation                           6.000         6/15/2011           741,530
     135,525   Federal Home Loan Mortgage Corporation                           8.500          7/1/2021           148,465
     653,359   Federal Home Loan Mortgage Corporation                           7.000          8/1/2032           689,072
     500,000   Federal National Mortgage Association                            6.500         8/15/2004           533,389
     400,000   Federal National Mortgage Association                            3.875         3/15/2005           417,448
     100,000   Federal National Mortgage Association                            5.800         2/22/2006           110,265
     400,000   Federal National Mortgage Association                            5.500          5/2/2006           435,436
      21,593   Federal National Mortgage Association                            7.500          8/1/2006            22,880
     150,000   Federal National Mortgage Association                            6.660          3/5/2007           171,880
   1,000,000   Federal National Mortgage Association                            3.250         1/15/2008         1,013,044
     400,000   Federal National Mortgage Association                            5.250         1/15/2009           439,964
     500,000   Federal National Mortgage Association                            6.250          2/1/2011           566,117
      63,313   Federal National Mortgage Association                            6.500          5/1/2011            67,260
     300,000   Federal National Mortgage Association(b)                         6.210          8/6/2038           345,468
     200,000   Tennessee Valley Authority                                       6.150         1/15/2038           224,136
     150,000   U.S. Treasury Bonds                                             13.250         5/15/2014           232,195
     450,000   U.S. Treasury Bonds                                             11.750        11/15/2014           670,201
     100,000   U.S. Treasury Bonds                                              7.500        11/15/2016           131,688
     450,000   U.S. Treasury Bonds                                              8.750         5/15/2017           654,205
     450,000   U.S. Treasury Bonds                                              8.125         8/15/2019           631,195
     100,000   U.S. Treasury Bonds                                              7.875         2/15/2021           138,258
     300,000   U.S. Treasury Bonds                                              8.125         8/15/2021           425,051
   1,200,000   U.S. Treasury Bonds                                              6.250         8/15/2023         1,421,250
     400,000   U.S. Treasury Bonds                                              6.875         8/15/2025           509,984
     200,000   U.S. Treasury Bonds                                              6.750         8/15/2026           252,062
     100,000   U.S. Treasury Bonds                                              6.500        11/15/2026           122,602
     100,000   U.S. Treasury Bonds                                              6.625         2/15/2027           124,457
     300,000   U.S. Treasury Bonds                                              6.125        11/15/2027           352,933
     800,000   U.S. Treasury Notes                                              3.375         4/30/2004           817,562
     300,000   U.S. Treasury Notes                                              7.250         5/15/2004           318,785
     750,000   U.S. Treasury Notes                                              3.250         5/31/2004           766,728
     500,000   U.S. Treasury Notes                                              5.875        11/15/2004           534,511
     250,000   U.S. Treasury Notes                                              7.875        11/15/2004           274,814
     500,000   U.S. Treasury Notes                                              1.625         3/31/2005           501,484
   1,800,000   U.S. Treasury Notes                                              6.500         8/15/2005         1,997,294
     300,000   U.S. Treasury Notes                                              5.625         2/15/2006           330,703
     200,000   U.S. Treasury Notes                                              4.625         5/15/2006           215,429
     100,000   U.S. Treasury Notes                                              6.500        10/15/2006           114,195
   1,950,000   U.S. Treasury Notes                                              3.500        11/15/2006         2,032,721
     450,000   U.S. Treasury Notes                                              4.375         5/15/2007           482,854
   1,250,000   U.S. Treasury Notes                                              5.500         5/15/2009         1,413,134
     200,000   U.S. Treasury Notes                                             10.375        11/15/2009           227,156
     300,000   U.S. Treasury Notes                                              4.375         8/15/2012           313,231
     300,000   U.S. Treasury Notes                                              4.000        11/15/2012           303,832
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           26,613,615
=========================================================================================================================

Utilities (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Enserch Corporation                                              6.564          7/1/2005            98,446
     150,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008           176,901
     250,000   NiSource Finance Corporation                                     7.875        11/15/2010           302,414
     200,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           222,974
     200,000   Public Service Company of Colorado                               7.875         10/1/2012           245,091
     100,000   Texas Gas Transmission Corporation                               8.625          4/1/2004           104,000
     100,000   TransCanada Pipe Lines, Ltd.                                     7.150         6/15/2006           110,197
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,260,023
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $75,361,650)                                                 78,652,407
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (10.4%)                        Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,180,000   Federal National Mortgage Association                            1.250%         5/1/2003        $5,180,000
   3,918,970   The AAL Money Market Fund                                        0.840               N/A         3,918,970
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,098,970
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $84,460,620)                                                           $87,751,377
=========================================================================================================================

(a)   The categories of investments are shown as a percentage of total investments.

(b)   Earmarked as collateral as discussed in the notes to the financial statements.

(c)   Step coupon bond.

(d)   Denotes securities purchased on a when-issued basis.

(e)   The interest rate shown reflects the current yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Money Market Fund
Schedule of Investments as of April 30, 2003(a)

   Principal
      Amount   Certificates of Deposit (14.1%)                          Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Banking-- Domestic (7.6%)
-------------------------------------------------------------------------------------------------------------------------
  $9,000,000   Abbey National Treasury North America                            1.910%       10/22/2003        $9,000,000
  10,000,000   Citibank                                                         1.000         7/30/2003        10,000,000
   7,000,000   Toronto Dominion Bank                                            1.860         8/27/2003         7,000,314
   8,000,000   Wells Fargo Financial, Inc.                                      1.000          5/6/2003         8,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-- Domestic                                                                        34,000,314
=========================================================================================================================

Banking-- Foreign (4.5%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   Barclays Bank NY plc                                             1.270          5/6/2003         9,000,012
  11,000,000   Barclays Bank NY plc                                             1.250         7/28/2003        11,000,134
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-- Foreign                                                                         20,000,146
=========================================================================================================================

Finance (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   WestDeutsche Landesbank                                          1.260         6/27/2003         9,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    9,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   63,000,460
=========================================================================================================================

   Principal
      Amount   Commercial Paper (84.0%)                                 Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (26.1%)
-------------------------------------------------------------------------------------------------------------------------
  $8,930,000   Amsterdam Funding Corporation                                    1.260%         5/7/2003        $8,928,125
   6,500,000   Amsterdam Funding Corporation                                    1.260          6/3/2003         6,492,492
   8,000,000   Corporate Receivables Corporation                                1.230         6/18/2003         7,986,880
   5,240,000   CXC, Inc.                                                        1.250         6/19/2003         5,231,085
   4,312,000   Edison Asset Securitization, LLC                                 1.150         7/10/2003         4,302,358
  10,750,000   Edison Asset Securitization, LLC                                 1.250         8/27/2003        10,705,955
   9,000,000   GOVCO, Inc.                                                      1.230          6/9/2003         8,988,008
   9,000,000   GOVCO, Inc.                                                      1.260         7/14/2003         8,976,690
   9,000,000   Montauk Funding Corporation                                      1.240         5/27/2003         8,991,940
   4,400,000   Old Line Funding Corporation                                     1.270          5/2/2003         4,399,845
   9,000,000   Park Avenue Receivables Corporation                              1.250          6/4/2003         8,989,375
  10,000,000   Starfish Global Funding, LLC                                     1.260         5/13/2003         9,995,800
   9,000,000   Thunder Bay Funding, Inc.                                        1.260          5/1/2003         9,000,000
   4,140,000   Triple A-1 Funding                                               1.260          7/7/2003         4,130,292
   6,500,000   Tulip Funding Corporation                                        1.260         5/28/2003         6,493,858
   3,867,000   Tulip Funding Corporation                                        1.270         9/11/2003         3,848,856
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  117,461,559
=========================================================================================================================

Banking-- Domestic (6.0%)
-------------------------------------------------------------------------------------------------------------------------
  10,750,000   Bank of America                                                  1.000         5/29/2003        10,750,000
   6,000,000   River Fuel Trust Funding Company, Inc.                           1.250         6/16/2003         5,990,417
  10,000,000   Wells Fargo Financial, Inc.                                      1.240          6/6/2003         9,987,600
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-- Domestic                                                                        26,728,017
=========================================================================================================================

Banking-- Foreign (5.0%)
-------------------------------------------------------------------------------------------------------------------------
  14,400,000   Svenska Handelsbanke                                             1.230         6/26/2003        14,372,311
   8,000,000   Svenska Handelsbanke                                             1.250         5/19/2003         7,995,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-- Foreign                                                                         22,367,311
=========================================================================================================================

Consumer Non-Cyclical (3.2%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   Procter & Gamble Company                                         1.720          8/7/2003         8,957,860
   5,315,000   Schering Corporation                                             1.220         6/10/2003         5,307,795
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     14,265,655
=========================================================================================================================

Education (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,654,000   Northwestern University                                          1.260         5/27/2003         2,651,585
   1,596,000   Northwestern University                                          1.270          6/3/2003         1,594,198
   2,000,000   Northwestern University                                          1.270         5/20/2003         1,998,660
   2,965,000   Northwestern University                                          1.270         8/26/2003         2,952,762
   3,000,000   Northwestern University                                          1.250         6/19/2003         2,994,896
   4,500,000   Stanford University                                              1.390          6/2/2003         4,494,440
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                 16,686,541
=========================================================================================================================

Energy (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   9,600,000   Shell Finance (UK) plc                                           1.270         9/18/2003         9,552,587
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     9,552,587
=========================================================================================================================

Finance (14.6%)
-------------------------------------------------------------------------------------------------------------------------
   6,800,000   AIG Sun America Global Finance                                   7.400          5/5/2003         6,802,739
   7,800,000   Asset Securitization Cooperative Corporation                     1.240         6/13/2003         7,788,447
   9,000,000   Asset Securitization Cooperative Corporation                     1.250         5/12/2003         8,996,562
   8,500,000   Ciesco, LP                                                       1.240          6/5/2003         8,489,753
  10,000,000   Citicorp                                                         1.240         6/20/2003         9,982,778
   9,000,000   Goldman Sachs Group, Inc.                                        1.260         5/23/2003         8,993,070
  10,058,000   JMG Funding, LP                                                  1.280         5/16/2003        10,052,633
   2,899,699   SSgA Money Market Fund                                           0.930               N/A         2,899,699
   1,900,000   Venture Business Trust                                           1.360          5/1/2003         1,900,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   65,905,681
=========================================================================================================================

Food & Beverage (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   7,000,000   Cargill, Inc.                                                    1.220         5/30/2003         6,993,120
   5,000,000   Cargill, Inc.                                                    1.270          7/9/2003         4,987,829
   9,000,000   Cargill, Inc.                                                    1.230         5/16/2003         8,995,388
-------------------------------------------------------------------------------------------------------------------------
               Total Food & Beverage                                                                           20,976,337
=========================================================================================================================

Industrials (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   Corporate Asset Funding                                          1.220         5/13/2003         8,996,340
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                8,996,340
=========================================================================================================================

Insurance (6.6%)
-------------------------------------------------------------------------------------------------------------------------
  10,750,000   AIG Funding, Inc.                                                1.240         5/22/2003        10,742,224
   9,000,000   American Family Financial Services, Inc.                         1.270          6/9/2003         8,987,618
  10,000,000   Swiss Reinsurance Company                                        1.240          7/7/2003         9,976,922
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 29,706,764
=========================================================================================================================

U.S. Government (6.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,797,000   Federal Home Loan Mortgage Corporation                           7.375         5/15/2003         3,804,687
   9,000,000   Federal Home Loan Mortgage Corporation                           1.240         8/14/2003         8,967,450
   6,000,000   Federal Home Loan Mortgage Corporation                           3.500         9/15/2003         6,044,691
   3,000,000   Federal Home Loan Mortgage Corporation                           1.180         6/20/2003         2,995,083
   7,542,000   Federal Home Loan Mortgage Corporation                           1.630         9/19/2003         7,493,852
   1,650,000   Federal Home Loan Mortgage Corporation                           1.200          6/2/2003         1,648,240
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           30,954,003
=========================================================================================================================

Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   7,800,000   General Electric Capital Corporation                             1.250         5/14/2003         7,796,479
   9,000,000   General Electric Capital Corporation                             1.240         5/28/2003         8,991,630
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 16,788,109
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         377,489,205
=========================================================================================================================

   Principal
      Amount   Variable Rate Notes (1.3%)                                    Yield(b)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,800,000   American Honda Finance Corporation                               1.260         7/11/2003        $5,800,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                        5,800,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $449,189,364
=========================================================================================================================

(a)   The categories of investments are shown as a percentage of total investments.

(b)   The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Statement of Assets and Liabilities

                                                 AAL                     AAL                     AAL                     AAL
                                              Technology              Aggressive               Small Cap              Small Cap
As of April 30, 2003                          Stock Fund             Growth Fund              Stock Fund            Index Fund II
---------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $50,705,163              $34,587,535            $287,406,667              $24,909,308
                                         --------------           --------------          --------------           --------------
Investments at value                         34,419,880               36,479,499             289,632,737               22,741,217
                                         --------------           --------------          --------------           --------------
Cash                                              4,437                       --                      --                       --
Initial margin deposit on open
future contracts                                     --                       --                      --                       --
Dividends and interest receivable                 2,322                   15,701                  89,609                   10,321
Receivable for investments sold                      --                  399,683               7,005,889                       --
Receivable trust shares sold                     29,660                   54,341                  94,792                   11,022
Receivable for forward contracts                     --                       --                      --                       --
Receivable for variation margin                      --                       --                      --                       --
Receivable from affiliate                        13,191                       --                      --                       --
                                         --------------           --------------          --------------           --------------
Total Assets                                 34,469,490               36,949,224             296,823,027               22,762,560
                                         --------------           --------------          --------------           --------------

Liabilities
Accrued expenses                                 63,061                   68,757                 223,568                   19,871
Payable for investments purchased               290,456                  466,185               1,670,618                       --
Payable for fund shares redeemed                  2,587                    4,762                 147,468                   11,549
Payable for forward contracts                        --                       --                      --                       --
Payable to affiliate                                 --                   38,050                 246,547                    9,061
                                         --------------           --------------          --------------           --------------
Total Liabilities                               356,104                  577,754               2,288,201                   40,481
                                         --------------           --------------          --------------           --------------

Net Assets
Capital stock (beneficial interest)          81,021,662               74,945,940             322,682,239               25,159,286
Accumulated undistributed net
investment income/(loss)                         (2,920)                  (2,990)                (13,100)                  (2,262)
Accumulated undistributed net
realized loss on
investments and foreign currency
transactions                                (30,620,073)             (40,463,444)            (30,360,383)                (266,854)
Net unrealized appreciation/
(depreciation) on:
Investments                                 (16,285,283)               1,891,964               2,226,070               (2,168,091)
Futures contracts                                    --                       --                      --                       --
Foreign currency forward contracts                   --                       --                      --                       --
Foreign currency transactions                        --                       --                      --                       --
                                         --------------           --------------          --------------           --------------
Total Net Assets                            $34,113,386              $36,371,470            $294,534,826              $22,722,079
                                         --------------           --------------          --------------           --------------

Class A share capital                       $29,293,657              $30,238,165            $266,650,814              $20,468,695
Shares of beneficial interest outstanding
(Class A)                                    11,705,052                8,065,791              23,092,481                2,301,323
Net asset value per share                         $2.50                    $3.75                  $11.55                    $8.89
Maximum public offering price                     $2.65                    $3.97                  $12.22                    $9.41

Class B share capital                        $2,601,578               $3,310,945             $21,072,675               $2,253,384
Shares of beneficial interest outstanding
(Class B)                                     1,069,588                  910,968               1,939,503                  259,415
Net asset value per share                         $2.43                    $3.63                  $10.86                    $8.69

Institutional Class share capital            $2,218,151               $2,822,360              $6,811,337                       --
Shares of beneficial interest outstanding
(Institutional Class)                           856,639                  726,947                 568,497                       --
Net asset value per share                         $2.59                    $3.88                  $11.98                       --

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                                AAL                     AAL                      AAL
                                              Small Cap                Mid Cap                 Mid Cap
As of April 30, 2003                         Value Fund              Stock Fund               Index Fund
--------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $31,793,613            $714,729,925              $23,064,926
                                         --------------          --------------           --------------
Investments at value                         34,516,498             686,221,180               20,684,816
                                         --------------          --------------           --------------

Cash                                              4,353                      --                       --
Initial margin deposit on open
future contracts                                     --                      --                   29,400
Dividends and interest receivable                18,607                 589,910                   12,463
Receivable for investments sold                 679,936               3,347,412                       --
Receivable trust shares sold                     69,779                 138,406                   49,416
Receivable for forward contracts                     --                      --                       --
Receivable for variation margin                      --                      --                    2,831
Receivable from affiliate                            --                      --                      143
                                         --------------          --------------           --------------
Total Assets                                 35,289,173             690,296,908               20,779,069
                                         --------------          --------------           --------------

Liabilities
Accrued expenses                                 28,678                 369,538                   11,846
Payable for investments purchased               791,753               1,440,356                    4,973
Payable for fund shares redeemed                  9,832                 640,523                       --
Payable for forward contracts                        --                      --                       --
Payable to affiliate                             15,472                 550,825                       --
                                         --------------          --------------           --------------
Total Liabilities                               845,735               3,001,242                   16,819
                                         --------------          --------------           --------------

Net Assets
Capital stock (beneficial interest)          37,502,641             868,157,719               23,800,951
Accumulated undistributed net
investment income/(loss)                           (588)                (24,011)                  42,710
Accumulated undistributed net
realized loss on
investments and foreign currency
transactions                                 (5,781,500)           (152,329,297)                (734,315)
Net unrealized appreciation/
(depreciation) on:
Investments                                   2,722,885             (28,508,745)              (2,380,110)
Futures contracts                                    --                      --                   33,014
Foreign currency forward contracts                   --                      --                       --
Foreign currency transactions                        --                      --                       --
                                         --------------          --------------           --------------
Total Net Assets                            $34,443,438            $687,295,666              $20,762,250
                                         --------------          --------------           --------------

Class A share capital                       $27,690,564            $643,797,595                       --
Shares of beneficial interest outstanding
(Class A)                                     2,967,456              59,949,701                       --
Net asset value per share                         $9.33                  $10.74                       --
Maximum public offering price                     $9.87                  $11.37                       --

Class B share capital                        $2,913,691             $22,796,360                       --
Shares of beneficial interest outstanding
(Class B)                                       316,391               2,291,047                       --
Net asset value per share                         $9.21                   $9.95                       --

Institutional Class share capital            $3,839,183             $20,701,711              $20,762,250
Shares of beneficial interest outstanding
(Institutional Class)                           405,198               1,872,389                2,329,452
Net asset value per share                         $9.47                  $11.06                    $8.91

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                              AAL                           AAL                  AAL
                                            Mid Cap                   International           Capital
As of April 30, 2003                      Index Fund II                    Fund              Growth Fund
--------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $36,044,520            $154,819,103           $2,106,740,739
                                         --------------          --------------           --------------
Investments at value                         31,973,212             134,709,638            2,749,967,502
                                         --------------          --------------           --------------

Cash                                                 --                      --                    4,943
Initial margin deposit on open
future contracts                                 29,400                      --                       --
Dividends and interest receivable                19,270                 851,683                1,861,001
Receivable for investments sold                      --                 818,463                       --
Receivable trust shares sold                     10,756                 126,295                  443,967
Receivable for forward contracts                     --               1,274,018                       --
Receivable for variation margin                   2,831                      --                       --
Receivable from affiliate                            --                      --                       --
                                         --------------          --------------           --------------
Total Assets                                 32,035,469             137,780,097            2,752,277,413
                                         --------------          --------------           --------------

Liabilities
Accrued expenses                                 29,577                 157,351                  888,330
Payable for investments purchased                 8,873                 455,859                       --
Payable for fund shares redeemed                  6,799                  72,034                1,930,380
Payable for forward contracts                        --               1,285,168                       --
Payable to affiliate                             30,183                 113,517                1,887,623
                                         --------------          --------------           --------------
Total Liabilities                                75,432               2,083,929                4,706,333
                                         --------------          --------------           --------------

Net Assets
Capital stock (beneficial interest)          36,696,537             236,394,898            2,108,667,484
Accumulated undistributed net
investment income/(loss)                         (2,618)                169,456                2,163,921
Accumulated undistributed net
realized loss on
investments and foreign currency
transactions                                   (703,189)            (80,801,727)              (6,487,088)
Net unrealized appreciation/
(depreciation) on:
Investments                                  (4,071,308)            (20,109,465)             643,226,763
Futures contracts                                40,615                      --                       --
Foreign currency forward contracts                   --                 (11,150)                      --
Foreign currency transactions                        --                  54,156                       --
                                         --------------          --------------           --------------
Total Net Assets                            $31,960,037            $135,696,168           $2,747,571,080
                                         --------------          --------------           --------------

Class A share capital                       $29,006,273            $126,478,545           $2,598,205,110
Shares of beneficial interest outstanding
(Class A)                                     3,355,023              18,946,818              102,344,188
Net asset value per share                         $8.65                   $6.68                   $25.39
Maximum public offering price                     $9.15                   $7.07                   $26.87

Class B share capital                        $2,953,764              $6,381,082              $81,186,872
Shares of beneficial interest outstanding
(Class B)                                       350,377                 979,077                3,356,824
Net asset value per share                         $8.43                   $6.52                   $24.19

Institutional Class share capital                    --              $2,836,541              $68,179,098
Shares of beneficial interest outstanding
(Institutional Class)                                --                 421,511                2,678,205
Net asset value per share                            --                   $6.73                   $25.46

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                             AAL Large              AAL Large                 AAL Equity                 AAL
                                              Company                Company                    Income                 Balanced
As of April 30, 2003                         Index Fund           Index Fund II                  Fund                    Fund
---------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $74,778,658             $40,669,076             $234,783,740             $429,519,678
                                         --------------          --------------           --------------           --------------
Investments at value                         61,804,980              30,992,562              223,030,920              418,339,119
                                         --------------          --------------           --------------           --------------

Cash                                                 --                      --                       --                   90,814
Initial margin deposit on open future
contracts                                       188,100                  85,500                       --                       --
Dividends and interest receivable                68,331                  48,877                  268,062                1,634,446
Receivable for investments sold                      --                      --                2,193,169                2,610,586
Receivable trust shares sold                     33,716                                           15,095                   99,278
Receivable from affiliate                            --                  42,501                       --                       --
                                         --------------          --------------           --------------           --------------
Total Assets                                 62,095,127              31,184,535              225,591,429              422,749,846
                                         --------------          --------------           --------------           --------------

Liabilities
Distributions payable                                --                      --                       --                       --
Accrued expenses                                 13,450                  24,511                  115,658                  107,526
Payable for investments purchased                    --                      --                  553,218               34,261,335
Payable for fund shares redeemed                     --                   1,090                  145,634                  156,131
Payable for variation margin                         --                     109                       --                       --
Payable to affiliate                             15,152                      --                  136,733                  246,547
                                         --------------          --------------           --------------           --------------
Total Liabilities                                28,602                  25,710                  951,243               34,771,539
                                         --------------          --------------           --------------           --------------

Net Assets
Capital stock (beneficial interest)          79,618,124              42,955,640              269,625,727              415,957,675
Accumulated undistributed net investment
income/(loss)                                   281,700                 118,019                  (12,578)                 587,929
Accumulated undistributed net realized gain/
(loss) on investments and foreign currency
transactions                                 (5,003,113)             (2,322,115)             (33,220,143)             (17,386,738)
Net unrealized appreciation/(depreciation)
on:
Investments                                 (12,973,678)             (9,676,514)             (11,752,820)             (11,180,559)
Futures contracts                               143,492                  83,795                       --                       --
                                         --------------          --------------           --------------           --------------
Total Net Assets                            $62,066,525             $31,158,825             $224,640,186             $387,978,307
                                         --------------          --------------           --------------           --------------

Class A share capital                                --             $27,800,920             $206,743,705             $260,818,423
Shares of beneficial interest outstanding
(Class A)                                            --               4,414,714               20,300,873               24,268,406
Net asset value per share                            --                   $6.30                   $10.18                   $10.75
Maximum public offering price                        --                   $6.67                   $10.77                   $11.38

Class B share capital                                --              $3,357,905               $8,102,333              $19,343,239
Shares of beneficial interest outstanding
(Class B)                                            --                 545,828                  797,767                1,808,000
Net asset value per share                            --                   $6.15                   $10.16                   $10.70

Institutional Class share capital           $62,066,525                      --               $9,794,148             $107,816,645
Shares of beneficial interest outstanding
(Institutional Class)                         9,833,120                      --                  960,525               10,039,665
Net asset value per share                         $6.31                      --                   $10.20                   $10.74

Statement of Assets and Liabilities - continued

                                                AAL                      AAL                     AAL
                                             High Yield               Municipal                  Bond
As of April 30, 2003                          Bond Fund               Bond Fund                  Fund
--------------------------------------------------------------------------------------------------------

Assets
Investments at cost                        $120,480,771            $628,947,354             $660,941,672
                                         --------------          --------------           --------------
Investments at value                        124,852,796             677,473,867              680,377,314
                                         --------------          --------------           --------------

Cash                                                 --                   2,753                       --
Initial margin deposit on open future
contracts                                            --                      --                       --
Dividends and interest receivable             2,770,032              10,875,953                4,856,097
Receivable for investments sold                 658,085                 336,188               12,677,444
Receivable trust shares sold                    131,836                 258,523                  149,699
Receivable from affiliate                            --                      --                       --
                                         --------------          --------------           --------------
Total Assets                                128,412,749             688,947,284              698,060,554
                                         --------------          --------------           --------------

Liabilities
Distributions payable                           277,776                 465,679                  259,783
Accrued expenses                                 69,007                  82,585                  128,358
Payable for investments purchased             1,318,988                      --              128,133,418
Payable for fund shares redeemed                 98,055                 595,513                  290,937
Payable for variation margin                         --                      --                       --
Payable to affiliate                             58,033                 415,736                  333,793
                                         --------------          --------------           --------------
Total Liabilities                             1,821,859               1,559,513              129,146,289
                                         --------------          --------------           --------------

Net Assets
Capital stock (beneficial interest)         194,077,658             649,334,220              558,955,755
Accumulated undistributed net investment
income/(loss)                                   253,930                      (8)                  96,451
Accumulated undistributed net realized
gain/(loss) on
investments and foreign currency
transactions                                (72,112,723)            (10,472,954)              (9,573,583)
Net unrealized appreciation/(depreciation)
on:
Investments                                   4,372,025              48,526,513               19,435,642
Futures contracts                                    --                      --                       --
                                         --------------          --------------           --------------
Total Net Assets                           $126,590,890            $687,387,771             $568,914,265
                                         --------------          --------------           --------------

Class A share capital                      $117,351,063            $671,624,636             $526,474,367
Shares of beneficial interest outstanding
(Class A)                                    18,714,874              58,280,839               51,061,279
Net asset value per share                         $6.27                  $11.52                   $10.31
Maximum public offering price                     $6.57                  $12.06                   $10.80

Class B share capital                        $5,957,527             $12,346,247              $13,205,712
Shares of beneficial interest outstanding
(Class B)                                       950,073               1,071,736                1,280,168
Net asset value per share                         $6.27                  $11.52                   $10.32

Institutional Class share capital            $3,282,300              $3,416,888              $29,234,186
Shares of beneficial interest outstanding
(Institutional Class)                           523,634                 296,561                2,834,482
Net asset value per share                         $6.27                  $11.52                   $10.31

Statement of Assets and Liabilities - continued

                                                    AAL                     AAL
                                                 Bond Index             Money Market
As of April 30, 2003                               Fund                    Fund
------------------------------------------------------------------------------------

Assets
Investments at cost                         $84,460,620            $449,189,364
                                         --------------          --------------
Investments at value                         87,751,377             449,189,364
                                         --------------          --------------

Cash                                              4,544                  62,398
Initial margin deposit on open future
contracts                                            --                      --
Dividends and interest receivable               814,432                 656,025
Receivable for investments sold                      --                      --
Receivable trust shares sold                     42,507               4,325,731
Receivable from affiliate                            --                      --
                                         --------------          --------------
Total Assets                                 88,612,860             454,233,518
                                         --------------          --------------

Liabilities
Distributions payable                           181,915                  13,472
Accrued expenses                                 14,618                 173,466
Payable for investments purchased             7,366,500                      --
Payable for fund shares redeemed                    276               9,938,391
Payable for variation margin                         --                      --
Payable to affiliate                             31,153                 245,046
                                         --------------          --------------
Total Liabilities                             7,594,462              10,370,375
                                         --------------          --------------

Net Assets
Capital stock (beneficial interest)          77,797,497             443,827,932
Accumulated undistributed net investment
income/(loss)                                    18,633                  35,211
Accumulated undistributed net realized
gain/(loss) on
investments and foreign currency
transactions                                    (88,489)                     --
Net unrealized appreciation/(depreciation)
on:
Investments                                   3,290,757                      --
Futures contracts                                    --                      --
                                         --------------          --------------
Total Net Assets                            $81,018,398            $443,863,143
                                         --------------          --------------

Class A share capital                                --            $349,643,140
Shares of beneficial interest outstanding
(Class A)                                            --             349,643,140
Net asset value per share                            --                   $1.00
Maximum public offering price                        --                   $1.00

Class B share capital                                --              $2,833,759
Shares of beneficial interest outstanding
(Class B)                                            --               2,833,759
Net asset value per share                            --                   $1.00

Institutional Class share capital           $81,018,398             $91,386,244
Shares of beneficial interest outstanding
(Institutional Class)                         7,391,262              91,386,244
Net asset value per share                        $10.96                   $1.00

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Operations

                                                                    AAL           AAL            AAL           AAL
                                                             Technology    Aggressive      Small Cap     Small Cap
For the year ended April 30, 2003                            Stock Fund   Growth Fund     Stock Fund  Index Fund II
------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                       $93,056      $321,206     $2,121,684      $193,278
Taxable interest                                                  2,459        29,636         24,563             9
Foreign dividend tax witholding                                    (446)       (1,137)        (1,393)         (106)
                                                          ------------- -------------  ------------- -------------
Total Investment Income                                          95,069       349,705      2,144,854       193,181
                                                          ------------- -------------  ------------- -------------

Expenses
Adviser fees                                                    243,729       219,978      2,114,767        53,330
Subadviser fees                                                      --        85,912             --            --
Administrative service and pricing fees                          25,809        25,894         50,896        28,584
Audit fees                                                       22,840        23,068         23,547        18,445
Legal fees                                                          257           315             --            --
Custody fees                                                      8,523        19,158         23,117        23,679
Distribution expense Class A                                     66,129        75,261        697,373        48,437
Distribution expense Class B                                     22,214        30,337        245,689        19,570
Printing and postage expense Class A                            129,341       130,319        468,096        23,535
Printing and postage expense Class B                             16,087        14,088         39,572         3,628
Printing and postage expense Institutional Class                     --            --            178            --
SEC and state registration expense                               41,484        41,171         56,707        27,886
Shareholder maintenance fees Class A                             70,626        71,101        258,212        15,841
Shareholder maintenance fees Class B                              8,676         9,489         37,813         2,211
Shareholder maintenance fees Institutional Class                     24            30             98            --
Transfer agent fees Class A                                     191,404       190,495        696,353        42,875
Transfer agent fees Class B                                      21,797        25,693        103,176         5,891
Transfer agent fees Institutional Class                              62            89            273            --
Trustees' fees and expenses                                          --            --             --            --
Other expenses, net                                               1,860         1,930         (3,937)        1,959
                                                          ------------- -------------  ------------- -------------
Total Expenses Before Reimbursement                             870,862       964,328      4,811,930       315,871
                                                          ------------- -------------  ------------- -------------

Less:
Reimbursement from adviser                                     (108,606)       (2,939)       (54,110)      (11,270)
Directed brokerage                                               (6,074)           --         (4,628)           --
Fees paid indirectly                                                (44)          (10)           (50)           (5)
                                                          ------------- -------------  ------------- -------------
Total Net Expenses                                              756,138       961,379      4,753,142       304,596
                                                          ------------- -------------  ------------- -------------
Net Investment Income/(Loss)                                   (661,069)     (611,674)    (2,608,288)     (111,415)
                                                          ------------- -------------  ------------- -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                  (6,715,842)  (13,764,368)   (25,870,944)     (105,395)
Futures contracts                                                    --            --             --            --
Foreign currency transactions                                        --       (55,592)            --            --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    (733,387)    6,586,366    (58,852,217)   (5,162,810)
Futures contracts                                                    --            --             --            --
Foreign currency forward contracts                                   --       (11,235)            --            --
Foreign currency transactions                                        --            --             --            --

Net Realized and Unrealized Gains/(Losses) on             ------------- -------------  ------------- -------------
Investmentsand Foreign Currency Transactions                 (7,449,229)   (7,244,829)   (84,723,161)   (5,268,205)
                                                          ------------- -------------  ------------- -------------
Net Increase/(Decrease) in Net Assets Resulting           ------------- -------------  ------------- -------------
From Operations                                             $(8,110,298)  $(7,856,503)  $(87,331,449)  $(5,379,620)
                                                          ------------- -------------  -------------   -----------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                     AAL             AAL             AAL
                                                               Small Cap         Mid Cap         Mid Cap
For the year ended April 30, 2003                             Value Fund      Stock Fund      Index Fund
--------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                       $289,655      $8,028,824        $241,320
Taxable interest                                                   6,276         203,395              47
Foreign dividend tax witholding                                     (557)         (8,692)             --
                                                           -------------   -------------   -------------
Total Investment Income                                          295,374       8,223,527         241,367
                                                           -------------   -------------   -------------

Expenses
Adviser fees                                                     211,398       4,862,866          51,414
Subadviser fees                                                       --              --              --
Administrative service and pricing fees                           25,925          69,571          27,496
Audit fees                                                        20,270          24,210          25,121
Legal fees                                                           202              --             506
Custody fees                                                      27,263          26,054          16,462
Distribution expense Class A                                      62,455       1,715,144              --
Distribution expense Class B                                      24,420         255,561              --
Printing and postage expense Class A                              53,562         834,729              --
Printing and postage expense Class B                               6,038          55,436              --
Printing and postage expense Institutional Class                      --              --              --
SEC and state registration expense                                37,229          55,919          21,346
Shareholder maintenance fees Class A                              33,882         460,748              --
Shareholder maintenance fees Class B                               3,815          42,333              --
Shareholder maintenance fees Institutional Class                       2              99              82
Transfer agent fees Class A                                       91,529       1,246,488              --
Transfer agent fees Class B                                       10,394         113,152              --
Transfer agent fees Institutional Class                               10             280             233
Trustees' fees and expenses                                          904              --              --
Other expenses, net                                                5,165          12,145         (25,461)
                                                           -------------   -------------   -------------
Total Expenses Before Reimbursement                              614,463       9,774,735         117,199
                                                           -------------   -------------   -------------

Less:
Reimbursement from adviser                                       (58,435)        (83,886)        (58,793)
Directed brokerage                                                (1,966)         (3,015)             --
Fees paid indirectly                                                 (20)            (66)            (10)
                                                           -------------   -------------   -------------
Total Net Expenses                                               554,042       9,687,768          58,396
                                                           -------------   -------------   -------------
Net Investment Income/(Loss)                                    (258,668)     (1,464,241)        182,971
                                                           -------------   -------------   -------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                   (5,692,055)    (43,113,627)        383,610
Futures contracts                                                     --              --         (49,260)
Foreign currency transactions                                         --              --              --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                     (208,280)   (115,065,272)     (4,893,181)
Futures contracts                                                     --              --          33,014
Foreign currency forward contracts                                    --              --              --
Foreign currency transactions                                         --              --              --

Net Realized and Unrealized Gains/(Losses) on              -------------   -------------   -------------
Investmentsand Foreign Currency Transactions                  (5,900,335)   (158,178,899)     (4,525,817)
                                                           -------------   -------------   -------------

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                              $(6,159,003)  $(159,643,140)    $(4,342,846)
                                                           -------------   -------------   -------------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                     AAL             AAL             AAL
                                                                 Mid Cap   International         Capital
For the year ended April 30, 2003                          Index Fund II            Fund     Growth Fund
--------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                       $353,877      $3,199,586     $40,346,809
Taxable interest                                                   1,072          50,958         832,187
Foreign dividend tax witholding                                       --        (387,333)       (237,543)
                                                           -------------   -------------   -------------
Total Investment Income                                          354,949       2,863,211      40,941,453
                                                           -------------   -------------   -------------

Expenses
Adviser fees                                                      75,179         374,760      15,729,371
Subadviser fees                                                       --         548,892             --
Administrative service and pricing fees                           24,408          63,856         133,872
Audit fees                                                        19,421          30,667          34,738
Legal fees                                                            84              --              --
Custody fees                                                      25,776          84,065          72,679
Distribution expense Class A                                      68,818         347,762       6,918,126
Distribution expense Class B                                      25,445          76,291         947,358
Printing and postage expense Class A                              31,129         316,873       2,083,129
Printing and postage expense Class B                               3,171          35,266         169,676
Printing and postage expense Institutional Class                      --              --              --
SEC and state registration expense                                28,483          45,733          80,509
Shareholder maintenance fees Class A                              21,675         179,172       1,090,564
Shareholder maintenance fees Class B                               3,424          18,867         107,410
Shareholder maintenance fees Institutional Class                      --              61             198
Transfer agent fees Class A                                       58,316         489,140       2,943,559
Transfer agent fees Class B                                        9,139          53,590         296,599
Transfer agent fees Institutional Class                               --              13              --
Trustees' fees and expenses                                           --              --              --
Other expenses, net                                               (4,155)        (17,316)        104,353
                                                           -------------   -------------   -------------
Total Expenses Before Reimbursement                              390,313       2,647,692      30,712,141
                                                           -------------   -------------   -------------

Less:
Reimbursement from adviser                                        (5,287)             --         (46,217)
Directed brokerage                                                    --              --          (3,521)
Fees paid indirectly                                                 (19)             (9)            (25)
                                                           -------------   -------------   -------------
Total Net Expenses                                               385,007       2,647,683      30,662,378
                                                           -------------   -------------   -------------
Net Investment Income/(Loss)                                     (30,058)        215,528      10,279,075
                                                           -------------   -------------   -------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                       (8,091)    (22,626,640)     41,379,945
Futures contracts                                                (97,769)             --              --
Foreign currency transactions                                         --         (23,209)             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   (6,119,609)    (18,647,688)   (592,144,065)
Futures contracts                                                 40,615              --              --
Foreign currency forward contracts                                    --         (10,245)             --
Foreign currency transactions                                         --          48,594              --

Net Realized and Unrealized Gains/(Losses) on              -------------   -------------   -------------
Investmentsand Foreign Currency Transactions                  (6,184,854)    (41,259,188)   (550,764,120)
                                                           -------------   -------------   -------------
Net Increase/(Decrease) in Net Assets Resulting
From Operations                                              $(6,214,912)   $(41,043,660)  $(540,485,045)
                                                           -------------   -------------   -------------

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Operations -- continued

                                                                     AAL Large       AAL Large       AAL Equity              AAL
                                                                       Company         Company           Income         Balanced
For the year ended April 30, 2003                                   Index Fund   Index Fund II             Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                           $1,030,677        $563,100       $5,190,954       $2,864,725
Taxable interest                                                            --              --           10,999        6,705,766
Tax exempt interest                                                         --              --               --               --
Foreign dividend tax witholding                                         (2,410)         (1,270)          (4,002)         (12,801)
                                                                 -------------   -------------    -------------    -------------
Total Investment Income                                              1,028,267         561,830        5,197,951        9,557,690
                                                                 -------------   -------------    -------------    -------------

Expenses
Adviser fees                                                           138,172          78,473        1,123,589        1,823,420
Subadviser fees                                                             --              --               --               --
Administrative service and pricing fees                                 27,999          27,973           51,063           56,599
Amortization of organizational costs and initial registration fees          --              --               --           13,913
Audit fees                                                              24,491          18,329           22,494           25,646
Legal fees                                                                 300             314               --               --
Custody fees                                                            20,804          15,766           14,553           18,558
Distribution expense Class A                                                --          71,773          581,946          682,206
Distribution expense Class B                                                --          26,799           96,089          203,103
Printing and postage expense Class A                                        --          33,332          235,076          188,640
Printing and postage expense Class B                                        --           5,304           19,736            1,820
Printing and postage expense Institutional Class                            --              --               --               63
SEC and state registration expense                                      18,885          29,271           51,456           60,187
Shareholder maintenance fees Class A                                        --          21,138          130,709          109,797
Shareholder maintenance fees Class B                                        --           3,214           11,963           14,851
Shareholder maintenance fees Institutional Class                            50              --               87               45
Transfer agent fees Class A                                                 --          56,966          361,774          300,033
Transfer agent fees Class B                                                 --           8,475           32,024           36,727
Transfer agent fees Institutional Class                                    160              --              248              142
Trustees' fees and expenses                                                 --              --            6,555               --
Other expenses, net                                                    (32,372)          1,073            7,561            3,204
                                                                 -------------   -------------    -------------    -------------
Total Expenses Before Reimbursement                                    198,489         398,200        2,746,923        3,538,954
                                                                 -------------   -------------    -------------    -------------

Less:
Reimbursement from adviser                                             (67,033)        (79,095)         (34,755)         (52,062)
Directed brokerage                                                          --              --           (9,264)          (3,810)
Fees paid indirectly                                                        (1)             --               --             (335)
                                                                 -------------   -------------    -------------    -------------
Total Net Expenses                                                     131,455         319,105        2,702,904        3,482,747
                                                                 -------------   -------------    -------------    -------------
Net Investment Income/(Loss)                                           896,812         242,725        2,495,047        6,074,943
                                                                 -------------   -------------    -------------    -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                         (4,052,317)     (1,705,994)     (26,857,628)      (6,673,563)
Futures contracts                                                      (54,060)       (102,432)              --               --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                         (5,927,155)     (3,345,226)     (40,008,522)     (16,067,320)
Futures contracts                                                      143,492          83,795               --               --

Net Realized and Unrealized Gains/(Losses) on                    -------------   -------------    -------------    -------------
Investments and Foreign Currency Transactions                       (9,890,040)     (5,069,857)     (66,866,150)     (22,740,883)
                                                                 -------------   -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting
From Operations                                                    $(8,993,228)    $(4,827,132)    $(64,371,103)    $(16,665,940)
                                                                 -------------   -------------    -------------    -------------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                               AAL            AAL            AAL
                                                                        High Yield      Municipal           Bond
For the year ended April 30, 2003                                        Bond Fund      Bond Fund           Fund
----------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                  $45,226            $--       $150,517
Taxable interest                                                        11,325,837        413,865     27,253,482
Tax exempt interest                                                             --     34,038,118             --
Foreign dividend tax witholding                                                 --             --             --
                                                                     -------------  -------------  -------------
Total Investment Income                                                 11,371,063     34,451,983     27,403,999
                                                                     -------------  -------------  -------------
Expenses
Adviser fees                                                               353,420      2,980,921      2,444,043
Subadviser fees                                                            294,516             --             --
Administrative service and pricing fees                                     56,017         82,072         51,610
Amortization of organizational costs and initial registration fees              --             --             --
Audit fees                                                                  25,476         28,584         26,162
Legal fees                                                                      --             --             --
Custody fees                                                                11,085         17,747         20,122
Distribution expense Class A                                               271,176      1,614,415      1,264,275
Distribution expense Class B                                                64,628        119,392        107,325
Printing and postage expense Class A                                            --         82,150        171,311
Printing and postage expense Class B                                         4,925          3,123          5,200
Printing and postage expense Institutional Class                                --             --             42
SEC and state registration expense                                          49,572         80,675         68,104
Shareholder maintenance fees Class A                                        43,900         77,634        131,223
Shareholder maintenance fees Class B                                         4,386          3,066          7,279
Shareholder maintenance fees Institutional Class                                38             20            111
Transfer agent fees Class A                                                121,987        211,566        359,936
Transfer agent fees Class B                                                 13,267          3,575         19,088
Transfer agent fees Institutional Class                                         --              3            231
Trustees' fees and expenses                                                     --             --             --
Other expenses, net                                                        (45,783)         9,104          5,217
                                                                     -------------  -------------  -------------
Total Expenses Before Reimbursement                                      1,268,610      5,314,047      4,681,279
                                                                     -------------  -------------  -------------
Less:
Reimbursement from adviser                                                (121,186)       (16,826)       (55,749)
Directed brokerage                                                              --             --             --
Fees paid indirectly                                                          (270)           (88)        (1,311)
                                                                     -------------  -------------  -------------
Total Net Expenses                                                       1,147,154      5,297,133      4,624,219
                                                                     -------------  -------------  -------------
Net Investment Income/(Loss)                                            10,223,909     29,154,850     22,779,780
                                                                     -------------  -------------  -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                             (4,722,489)     1,328,662     11,395,757
Futures contracts                                                               --             --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                              5,907,656     16,557,031     16,823,088
Futures contracts                                                               --             --             --

Net Realized and Unrealized Gains/(Losses) on                        -------------  -------------  -------------
Investments and Foreign Currency Transactions                            1,185,167     17,885,693     28,218,845

Net Increase/(Decrease) in Net Assets Resulting                      -------------  -------------  -------------
From Operations                                                        $11,409,076    $47,040,543    $50,998,625
                                                                     -------------  -------------  -------------

The AAL Mutual Funds
Statement of Operations -- continued

                                                                              AAL           AAL
                                                                       Bond Index  Money Market
For the year ended April 30, 2003                                            Fund          Fund
-----------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                 $29,501           $--
Taxable interest                                                        3,798,660     8,141,553
Tax exempt interest                                                            --            --
Foreign dividend tax witholding                                                --            --
                                                                    ------------- -------------
Total Investment Income                                                 3,828,161     8,141,553
                                                                    ------------- -------------
Expenses
Adviser fees                                                              174,765     2,458,033
Subadviser fees                                                                --            --
Administrative service and pricing fees                                    32,397        48,429
Amortization of organizational costs and initial registration fees             --            --
Audit fees                                                                 25,370        20,387
Legal fees                                                                    123            --
Custody fees                                                                8,578        22,440
Distribution expense Class A                                                   --       478,460
Distribution expense Class B                                                   --        26,132
Printing and postage expense Class A                                           --       346,362
Printing and postage expense Class B                                           --            --
Printing and postage expense Institutional Class                               --            --
SEC and state registration expense                                         19,875        85,771
Shareholder maintenance fees Class A                                           --       174,551
Shareholder maintenance fees Class B                                           --         1,883
Shareholder maintenance fees Institutional Class                               77           223
Transfer agent fees Class A                                                    --       484,208
Transfer agent fees Class B                                                    --         6,009
Transfer agent fees Institutional Class                                       227           563
Trustees' fees and expenses                                                    --            --
Other expenses, net                                                       (14,953)       (2,788)
                                                                    ------------- -------------
Total Expenses Before Reimbursement                                       246,459     4,150,663
                                                                    ------------- -------------
Less:
Reimbursement from adviser                                                (65,482)     (653,316)
Directed brokerage                                                             --            --
Fees paid indirectly                                                          (65)         (519)
                                                                    ------------- -------------
Total Net Expenses                                                        180,912     3,496,828
                                                                    ------------- -------------
Net Investment Income/(Loss)                                            3,647,249     4,644,725
                                                                    ------------- -------------
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                               901,692            --
Futures contracts                                                              --            --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                             3,066,160            --
Futures contracts                                                              --            --

Net Realized and Unrealized Gains/(Losses) on                       ------------- -------------
Investments and Foreign Currency Transactions                           3,967,852            --

Net Increase/(Decrease) in Net Assets Resulting                     ------------- -------------
From Operations                                                        $7,615,101    $4,644,725
                                                                    ------------- -------------

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Changes in Net Assets

                                                             AAL Technology Stock Fund        AAL Aggressive Growth Fund
                                                             -------------------------        -------------------------
For the years ended                                          4/30/2003       4/30/2002        4/30/2003       4/30/2002
-------------------------------------------------------------------------------------------------------------------------

Operations
Net investment loss                                          $(661,069)      $(763,040)       $(611,674)      $(565,159)
Net realized gains/(losses) on:
Investments                                                 (6,715,842)    (16,328,310)     (13,764,368)    (16,861,020)
Foreign currency transactions                                       --              --          (55,592)        (50,439)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   (733,387)     (2,884,988)       6,586,366        (286,273)
Foreign currency forward contracts                                  --              --          (11,235)         11,235
Net Change in Net Assets Resulting
                                                        --------------  --------------   --------------  --------------
From Operations                                             (8,110,298)    (19,976,338)      (7,856,503)    (17,751,656)
                                                        --------------  --------------   --------------  --------------
Distributions to Shareholders
From net realized gains                                             --              --               --              --
                                                        --------------  --------------   --------------  --------------
Total Distributions to Shareholders                                 --              --               --              --
                                                        --------------  --------------   --------------  --------------
Capital Stock Transactions                                     359,069      22,133,414         (749,843)     16,217,783
                                                        --------------  --------------   --------------  --------------
Net Increase/(Decrease) in Net Assets                       (7,751,229)      2,157,076       (8,606,346)     (1,533,873)
                                                        --------------  --------------   --------------  --------------
Net Assets, Beginning of Period                             41,864,615      39,707,539       44,977,816      46,511,689
                                                        --------------  --------------   --------------  --------------
Net Assets, End of Period                                  $34,113,386     $41,864,615      $36,371,470     $44,977,816
                                                        --------------  --------------   --------------  --------------

                                                             AAL Mid Cap Stock Fund            AAL Mid Cap Index Fund
                                                             -------------------------        -------------------------
For the years ended                                          4/30/2003       4/30/2002        4/30/2003       4/30/2002
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                               $(1,464,241)    $(2,399,504)        $182,971        $148,847
Net realized gains/(losses) on:
Investments                                                (43,113,627)    (89,552,781)         383,610         (18,527)
Futures contracts                                                   --              --          (49,260)             --
Foreign currency transactions                                       --              --               --              --
Change in net unrealized appreciation/(depreciation) on:
Investments                                               (115,065,272)      3,341,387       (4,893,181)      1,834,735
Futures contracts                                                   --              --           33,014              --
Foreign currency forward contracts                                  --              --               --              --
Foreign currency transactions                                       --              --               --              --
Net Change in Net Assets Resulting                      --------------  --------------   --------------  --------------
From Operations                                           (159,643,140)    (88,610,898)      (4,342,846)      1,965,055
                                                        --------------  --------------   --------------  --------------
Distributions to Shareholders
From net investment income                                          --              --         (189,081)       (142,342)
From net realized gains                                             --     (24,365,497)        (558,179)       (249,560)
                                                        --------------  --------------   --------------  --------------
Total Distributions to Shareholders                                 --     (24,365,497)        (747,260)       (391,902)
                                                        --------------  --------------   --------------  --------------
Capital Stock Transactions                                 (47,410,308)     63,441,072        1,515,301       9,752,372
                                                        --------------  --------------   --------------  --------------
Net Increase/(Decrease) in Net Assets                     (207,053,448)    (49,535,323)      (3,574,805)     11,325,525
                                                        --------------  --------------   --------------  --------------
Net Assets, Beginning of Period                            894,349,114     943,884,437       24,337,055      13,011,530
                                                        --------------  --------------   --------------  --------------
Net Assets, End of Period                                 $687,295,666    $894,349,114      $20,762,250     $24,337,055
                                                        --------------  --------------   --------------  --------------

                                                             AAL Small Cap Stock Fund         AAL Small Cap Index Fund II
                                                             -------------------------        ---------------------------
For the years ended                                          4/30/2003       4/30/2002        4/30/2003       4/30/2002
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                        $(2,608,288)    $(2,573,344)       $(111,415)      $(147,265)
Net realized gains/(losses) on:
Investments                                                (25,870,944)     (2,028,506)        (105,395)         54,320
Foreign currency transactions                                       --              --               --              --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                (58,852,217)     40,510,604       (5,162,810)      2,890,453
Foreign currency forward contracts                                  --              --               --              --
Net Change in Net Assets Resulting                      --------------  --------------   --------------  --------------
From Operations                                            (87,331,449)     35,908,754       (5,379,620)      2,797,508
                                                        --------------  --------------   --------------  --------------
Distributions to Shareholders
From net realized gains                                             --      (1,747,341)        (135,306)        (95,025)
                                                        --------------  --------------   --------------  --------------
Total Distributions to Shareholders                                 --      (1,747,341)        (135,306)        (95,025)
                                                        --------------  --------------   --------------  --------------
Capital Stock Transactions                                  (1,577,965)     55,696,997        4,599,568       6,205,506
                                                        --------------  --------------   --------------  --------------
Net Increase/(Decrease) in Net Assets                      (88,909,414)     89,858,410         (915,358)      8,907,989
                                                        --------------  --------------   --------------  --------------
Net Assets, Beginning of Period                            383,444,240     293,585,830       23,637,437      14,729,448
                                                        --------------  --------------   --------------  --------------
Net Assets, End of Period                                 $294,534,826    $383,444,240      $22,722,079     $23,637,437
                                                        --------------  --------------   --------------  --------------

                                                             AAL Mid Cap Index Fund II         AAL International Fund
                                                             -------------------------        -------------------------
For the years ended                                          4/30/2003       4/30/2002        4/30/2003       4/30/2002
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                  $(30,058)       $(94,549)        $215,528         $50,350
Net realized gains/(losses) on:
Investments                                                     (8,091)        (45,807)     (22,626,640)    (52,755,913)
Futures contracts                                              (97,769)             --               --              --
Foreign currency transactions                                       --              --          (23,209)      1,383,340
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 (6,119,609)      1,789,243      (18,647,688      16,659,261
Futures contracts                                               40,615              --               --              --
Foreign currency forward contracts                                  --              --          (10,245)             --
Foreign currency transactions                                       --              --           48,594        (806,929)

Net Change in Net Assets Resulting                      --------------  --------------   --------------  --------------
From Operations                                             (6,214,912)      1,648,887      (41,043,660)    (35,469,891)
                                                        --------------  --------------   --------------  --------------
Distributions to Shareholders
From net investment income                                          --              --         (615,956)     (2,212,010)
From net realized gains                                       (330,723)        (86,931)              --              --
                                                        --------------  --------------   --------------  --------------
Total Distributions to Shareholders                           (330,723)        (86,931)        (615,956)     (2,212,010)
                                                        --------------  --------------   --------------  --------------
Capital Stock Transactions                                   6,630,717      10,458,143       (2,438,838)      9,866,627
                                                        --------------  --------------   --------------  --------------
Net Increase/(Decrease) in Net Assets                           85,082      12,020,099      (44,098,454)    (27,815,274)
                                                        --------------  --------------   --------------  --------------
Net Assets, Beginning of Period                             31,874,955      19,854,856      179,794,622     207,609,896
                                                        --------------  --------------   --------------  --------------
Net Assets, End of Period                                  $31,960,037     $31,874,955     $135,696,168    $179,794,622
                                                        --------------  --------------   --------------  --------------

                                                             AAL Small Cap Value Fund
                                                             -------------------------
For the years ended                                          4/30/2003       4/30/2002 /1/
----------------------------------------------------------------------------------------

Operations
Net investment loss                                          $(258,668)     $(127,143)
Net realized gains/(losses) on:
Investments                                                 (5,692,055)       238,063
Foreign currency transactions                                       --             --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   (208,280)     2,931,165
Foreign currency forward contracts                                  --             --
Net Change in Net Assets Resulting                      -------------- --------------
From Operations                                             (6,159,003)     3,042,085
                                                        -------------- --------------
Distributions to Shareholders
From net realized gains                                       (206,763)            --
                                                        -------------- --------------
Total Distributions to Shareholders                           (206,763)            --
                                                        -------------- --------------
Capital Stock Transactions                                  12,741,195     25,025,924
                                                        -------------- --------------
Net Increase/(Decrease) in Net Assets                        6,375,429     28,068,009
                                                        -------------- --------------
Net Assets, Beginning of Period                             28,068,009             --
                                                        -------------- --------------
Net Assets, End of Period                                  $34,443,438    $28,068,009
                                                        -------------- --------------

                                                             AAL Capital Growth Fund
                                                             -------------------------
For the years ended                                          4/30/2003       4/30/2002
---------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                               $10,279,075      $4,960,316
Net realized gains/(losses) on:
Investments                                                 41,379,945     (47,867,032)
Futures contracts                                                   --              --
Foreign currency transactions                                       --              --
Change in net unrealized appreciation/(depreciation) on:
Investments                                               (592,144,065)   (538,389,854)
Futures contracts                                                   --              --
Foreign currency forward contracts                                  --              --
Foreign currency transactions                                       --              --
Net Change in Net Assets Resulting                      -------------- --------------
From Operations                                           (540,485,045)   (581,296,570)
                                                        --------------  --------------
Distributions to Shareholders
From net investment income                                  (8,525,456)    (10,261,073)
From net realized gains                                             --     (10,154,187)
                                                        -------------- --------------
Total Distributions to Shareholders                         (8,525,456)    (20,415,260)
                                                        --------------  --------------
Capital Stock Transactions                                (281,236,979)     21,093,430
                                                        --------------  --------------
Net Increase/(Decrease) in Net Assets                     (830,247,480)   (580,618,400)
                                                        --------------  --------------
Net Assets, Beginning of Period                          3,577,818,560   4,158,436,960
                                                        --------------  --------------
Net Assets, End of Period                               $2,747,571,080  $3,577,818,560
                                                        --------------  --------------

/1/   Since Portfolio inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this statement.

                                                             AAL Large Company Index Fund       AAL Large Company Index Fund II
                                                             ----------------------------       -------------------------------
For the years ended                                          4/30/2003          4/30/2002       4/30/2003             4/30/2002
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                         $896,812           $559,229        $242,725                $2,677
Net realized losses on:
Investments                                                 (4,052,317)          (618,672)     (1,705,994)             (237,486)
Futures contracts                                              (54,060)                --        (102,432)                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                 (5,927,155)        (2,517,415)     (3,345,226)           (3,709,331)
Futures contracts                                              143,492                 --          83,795                    --
Net Change in Net Assets Resulting
                                                        --------------     --------------  --------------        --------------
From Operations                                             (8,993,228)        (2,576,858)     (4,827,132)           (3,944,140)
                                                        --------------     --------------  --------------        --------------
Distributions to Shareholders
From net investment income                                    (823,832)          (438,942)       (122,309)                   --
From net realized gains                                             --                 --              --                    --
Return of capital                                                   --                 --              --                    --
                                                        --------------     --------------  --------------        --------------
Total Distributions to Shareholders                           (823,832)          (438,942)       (122,309)                   --
                                                        --------------     --------------  --------------        --------------
Capital Stock Transactions                                   8,904,399         39,429,383       3,367,131            13,820,738
                                                        --------------     --------------  --------------        --------------
Net Increase/(Decrease) in Net Assets                         (912,661)        36,413,583      (1,582,310)            9,876,598
                                                        --------------     --------------  --------------        --------------
Net Assets, Beginning of Period                             62,979,186         26,565,603      32,741,135            22,864,537
                                                        --------------     --------------  --------------        --------------
Net Assets, End of Period                                  $62,066,525        $62,979,186     $31,158,825           $32,741,135
                                                        --------------     --------------  --------------        --------------

                                                                AAL Municipal Bond Fund                 AAL Bond Fund
                                                             ----------------------------       -------------------------------
For the years ended                                          4/30/2003          4/30/2002       4/30/2003             4/30/2002
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $29,154,850        $27,155,109     $22,779,780           $24,955,775
Net realized gains on:
Investments                                                  1,328,662            690,050      11,395,757             3,479,836
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                 16,557,031         10,876,811      16,823,088            (2,746,026)
Net Change in Net Assets Resulting                      --------------     --------------  --------------        --------------
From Operations                                             47,040,543         38,721,970      50,998,625            25,689,585
                                                        --------------     --------------  --------------        --------------
Distributions to Shareholders
From net investment income                                 (29,154,858)       (27,155,109)    (24,313,592)          (25,438,219)
From net realized gains                                             --                 --              --                    --
                                                        --------------     --------------  --------------        --------------
Total Distributions to Shareholders                        (29,154,858)       (27,155,109)    (24,313,592)          (25,438,219)
                                                        --------------     --------------  --------------        --------------
Capital Stock Transactions                                  54,629,516         88,645,619      59,992,234            68,332,028
                                                        --------------     --------------  --------------        --------------
Net Increase/(Decrease) in Net Assets                       72,515,201        100,212,480      86,677,267            68,583,394
                                                        --------------     --------------  --------------        --------------
Net Assets, Beginning of Period                            614,872,570        514,660,090     482,236,998           413,653,604
                                                        --------------     --------------  --------------        --------------
Net Assets, End of Period                                 $687,387,771       $614,872,570    $568,914,265          $482,236,998
                                                        --------------     --------------  --------------        --------------

                                                            AAL Equity Income Fund                  AAL Balanced Fund
                                                       -------------------------------        -------------------------------
For the years ended                                    4/30/2003             4/30/2002        4/30/2003             4/30/2002
------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                 $2,495,047            $3,479,253       $6,074,943            $6,926,598
Net realized losses on:
Investments                                          (26,857,628)           (7,457,863)      (6,673,563)           (4,999,412)
Futures contracts                                             --                    --               --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (40,008,522)          (30,154,758)     (16,067,320)          (18,580,294)
Futures contracts                                             --                    --               --                    --
Net Change in Net Assets Resulting                --------------        --------------   --------------        --------------
From Operations                                      (64,371,103)          (34,133,368)     (16,665,940)          (16,653,108)
                                                  --------------        --------------   --------------        --------------
Distributions to Shareholders
From net investment income                            (2,412,080)           (2,980,717)      (6,481,897)           (7,195,249)
From net realized gains                                       --            (1,085,383)              --                    --
Return of capital                                       (224,768)                   --               --                    --
                                                  --------------        --------------   --------------        --------------
Total Distributions to Shareholders                   (2,636,848)           (4,066,100)      (6,481,897)           (7,195,249)
                                                  --------------        --------------   --------------        --------------
Capital Stock Transactions                           (22,644,092)           24,538,950       79,470,705            39,327,860
                                                  --------------        --------------   --------------        --------------
Net Increase/(Decrease) in Net Assets                (89,652,043)          (13,660,518)      56,322,868            15,479,503
                                                  --------------        --------------   --------------        --------------
Net Assets, Beginning of Period                      314,292,229           327,952,747      331,655,439           316,175,936
                                                  --------------        --------------   --------------        --------------
Net Assets, End of Period                           $224,640,186          $314,292,229     $387,978,307          $331,655,439
                                                  --------------        --------------   --------------        --------------

                                                            AAL Bond Index Fund                   AAL Money Market Fund
                                                      -------------------------------        -------------------------------
For the years ended                                   4/30/2003             4/30/2002        4/30/2003             4/30/2002
---------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                $3,647,249            $2,253,496       $4,644,725          $10,964,605
Net realized gains on:
Investments                                             901,692                53,462               --                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           3,066,160              (315,792)              --                   --
Net Change in Net Assets Resulting               --------------        --------------   --------------        --------------
From Operations                                       7,615,101             1,991,166        4,644,725           10,964,605
                                                 --------------        --------------   --------------       --------------
Distributions to Shareholders
From net investment income                           (4,228,371)           (2,487,481)      (4,644,725)         (10,964,605)
From net realized gains                                      --              (315,020)              --                   --
                                                  --------------        --------------   --------------        --------------
Total Distributions to Shareholders                  (4,228,371)           (2,802,501)      (4,644,725)         (10,964,605)
                                                 --------------        --------------   --------------       --------------
Capital Stock Transactions                           18,718,618            41,164,572      (76,467,270)          67,820,784
                                                 --------------        --------------   --------------       --------------
Net Increase/(Decrease) in Net Assets                22,105,348            40,353,237      (76,467,270)          67,820,784
                                                 --------------        --------------   --------------       --------------
Net Assets, Beginning of Period                      58,913,050            18,559,813      520,330,413          452,509,629
                                                 --------------        --------------   --------------       --------------
Net Assets, End of Period                           $81,018,398           $58,913,050     $443,863,143         $520,330,413
                                                 --------------        --------------   --------------       --------------

                                                          AAL High Yield Bond Fund
                                                       ------------------------------
For the years ended                                    4/30/2003            4/30/2002
-------------------------------------------------------------------------------------

Operations
Net investment income                                $10,223,909          $10,824,584
Net realized losses on:
Investments                                           (4,722,489)         (17,696,580)
Futures contracts                                             --                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             5,907,65            6,372,126
Futures contracts                                             --                   --
Net Change in Net Assets Resulting                --------------       --------------
From Operations                                       11,409,076             (499,870)
                                                  --------------       --------------
Distributions to Shareholders
From net investment income                           (10,350,092)         (10,975,777)
From net realized gains                                       --                   --
Return of capital                                             --                   --
                                                  --------------       --------------
Total Distributions to Shareholders                  (10,350,092)         (10,975,777)
                                                  --------------       --------------
Capital Stock Transactions                            (4,034,434)           8,141,689
                                                  --------------       --------------
Net Increase/(Decrease) in Net Assets                 (2,975,450)          (3,333,958)
                                                  --------------       --------------
Net Assets, Beginning of Period                      129,566,340          132,900,298
                                                  --------------       --------------
Net Assets, End of Period                           $126,590,890         $129,566,340
                                                  --------------       --------------

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Notes to Financial Statements
As of April 30, 2003

(1) ORGANIZATION

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust is divided into twenty series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of fourteen equity Funds, five fixed-income Funds and one money market Fund. The Trust commenced operations on July 16, 1987.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for The AAL Money Market Fund) and a front-end sales load of 5.50% for Equity Funds and 4.50% for Fixed Income Funds, excluding The AAL Money Market Fund. Class B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee (0.875% for The AAL Money Market Fund). In addition, Class B shares have a contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees or service fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The following Funds offer all three classes of shares: The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market Fund. The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II offer class A and B shares only. The AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL Bond Index Fund offer Institutional Class shares. The AAL U.S. Government Zero Coupon Target Fund Series 2006 of the Trust is printed under a separate annual report.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees. As of April 30, 2003, five securities in The AAL High Yield Bond Fund and one security in The AAL Municipal Bond Fund were valued at fair value, which represents 1.55% and 0.23%, respectively, of the Funds' net assets.

Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, The Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, The AAL Aggressive Growth Fund and The AAL International Fund may enter into forward currency contracts. Additionally, The AAL Aggressive Growth Fund and AAL International Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, The AAL Aggressive Growth Fund and The AAL International Fund could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain of the Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses -- Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, nonclass-specific expenses and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accretion of market discount, accretion of original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Organization Costs -- Costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. The cost incurred with the organization and initial registration of shares for The AAL Balanced Fund were amortized over 60 months from the Fund's commencement of operation.

Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds.

Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from the following funds are declared and paid annually: The AAL Technology Stock,The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, The AAL Large Company Index Fund and The AAL Large Company Index Fund II. Dividends from The AAL Equity Income Fund and The AAL Balanced Fund are declared and paid quarterly. Dividends from The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund, The AAL Bond Index Fund and The AAL Money Market Fund are declared daily and distributed monthly.

Options -- All Funds except The AAL Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The AAL International Fund and The AAL Aggressive Growth Fund may also enter into options contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended April 30, 2003, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund and The AAL Large Company Index Fund II engaged in this type of investment.

The Impact of Initial Public Offerings on Performance -- The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund may invest in an initial public offering ("IPO") of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for the Fund. Investments in IPO's may have a magnified performance impact on a Fund with a small asset base such as The AAL Technology Stock Fund, The AAL Aggressive Growth Fund and The AAL Small Cap Value Fund. A Fund may not experience similar performance as its assets grow.

Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The AAL Balanced Fund, The AAL Bond Fund and The AAL Bond Index Fund earned $435,332, $1,730,156 and $29,266, respectively, from such fees for the year ended April 30, 2003.

When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are earmarked on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Credit Risk -- The Funds may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default and adjusted accordingly.

Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees -- The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (Thrivent Investment Mgt.), ("the Adviser"). Thrivent Financial for Lutherans (Thrivent Financial) is the parent company for Thrivent Investment Mgt. Under the Advisory Agreement, each of the Funds pay a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

          (M - Millions)             $0 to    $50 to   $100 to   $200 to   $500 to  $1000 to      Over
Fund                                  $50M     $100M     $200M     $500M     $1000    $5000M   $5,000M
------------------------------------------------------------------------------------------------------

The AAL Technology Stock Fund        0.75%     0.75%     0.75%     0.75%     0.75%     0.75%     0.75%
The AAL Aggressive Growth Fund       0.80%     0.80%     0.75%     0.75%     0.70%     0.70%     0.70%
The AAL Small Cap Stock Fund         0.70%     0.70%     0.70%     0.65%     0.65%     0.65%     0.65%
The AAL Small Cap Index Fund II      0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
The AAL Small Cap Value Fund         0.70%     0.70%     0.70%     0.70%     0.70%     0.70%     0.70%
The AAL Mid Cap Stock Fund           0.70%     0.70%     0.70%     0.65%     0.65%     0.60%     0.60%
The AAL Mid Cap Index Fund           0.25%     0.20%     0.20%     0.20%     0.20%     0.20%     0.20%
The AAL Mid Cap Index Fund II        0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
The AAL International Fund           0.65%     0.60%     0.60%     0.60%     0.60%     0.60%     0.60%
The AAL Capital Growth Fund          0.65%     0.65%     0.65%     0.65%     0.575%    0.50%     0.45%
The AAL Large Company Index Fund     0.25%    0.175%    0.175%    0.175%    0.175%    0.175%    0.175%
The AAL Large Company Index Fund II  0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
The AAL Equity Income Fund           0.45%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%
The AAL Balanced Fund                0.55%     0.55%     0.55%     0.55%     0.55%     0.55%     0.55%
The AAL High Yield Bond Fund         0.55%     0.55%     0.55%     0.55%     0.55%     0.55%     0.55%
The AAL Municipal Bond Fund          0.45%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%
The AAL Bond Fund                    0.45%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%
The AAL Bond Index Fund              0.25%    0.175%    0.175%    0.175%    0.175%    0.175%    0.175%
The AAL Money Market Fund            0.50%     0.50%     0.50%     0.50%     0.45%     0.45%     0.45%

Effective September 18, 2002, the Adviser terminated the subadvisory agreement for The AAL Aggressive Growth Fund with Janus Capital Corporation. On September 19, 2002, the Adviser assumed the daily investment management of the Fund. Prior to September 19, 2002, the Adviser paid Janus Capital Corporation an annual subadvisory fee for the performance of subadvisory services for The AAL Aggressive Growth Fund. The subadvisory fee, which was paid by the Adviser from its advisory fee, was equal to an annual fee of 0.55% on the first $100 million of average daily net assets, 0.50% on the next $400 million of average daily net assets, and 0.45% on average daily net assets over $500 million.

The Adviser pays Oechsle International Advisors, LLC an annual subadvisory fee for performance of subadvisory services for The AAL International Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.40% on the first $50 million of average daily net assets and 0.35% on average daily net assets over $50 million.

The Adviser pays Pacific Investment Management Company (PIMCO) an annual subadvisory fee for performance of subadvisory services for The AAL High Yield Bond Fund. The subadvisory fee is 0.25% of average daily net assets, payable from the annual fee paid to the Adviser.

For the period from May 1, 2002, though December 31, 2002, the Adviser had voluntarily reimbursed 0.075% of the average daily net assets of The AAL Money Market Fund's expenses. In addition, the Adviser had voluntarily reimbursed expenses of The AAL High Yield Bond Fund above 1% and 1.75% of the average daily net assets for Class A and Class B shares, respectively, and expenses above 0.20% of the average daily net assets for The AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL Bond Index Fund.

Beginning January 1, 2003, the following voluntary expense reimbursements went into effect: The AAL Technology Stock Fund, 1.00% and 1.75% of the average daily net assets of Class A and Class B shares, respectively, The AAL Small Cap Index Fund II, 0.15% and 0.20% of the average daily net assets of Class A and Class B shares, respectively, The AAL Small Cap Value Fund, 0.50% of the average daily net assets of Class A, Class B and Institutional Class shares; The AAL Mid Cap Index Fund II, 0.50% of the average daily net assets of Class B shares; The AAL Large Company Index Fund II, 0.75% of the average daily net assets of Class A and Class B shares, and The AAL Money Market Fund, 0.10% and 0.15% of the average daily net assets of Class A and Class B shares, respectively. Effective January 10, 2003, the voluntary expense reimbursement for The AAL Money Market Fund Class B shares was increased to 0.40% of the average daily net assets. The reimbursements for The AAL Technology Stock Fund are voluntary and can be terminated at any time. The reimbursements for all other Funds in the Trust are effective through December 31, 2003, persuant to a contract.

The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund, The AAL Mid Cap Index II Fund, The AAL Capital Growth Fund, The AAL Large Company Index Fund, The AAL Large Company Index Fund II, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Municipal Bond Fund, The AAL Bond Index Fund and The AAL Bond Fund may invest cash in The AAL Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money Market Fund.

Distribution and Shareholder Servicing Plans - Thrivent Investment Mgt. is also the Trust's distributor. Prior to July 1, 2002, AAL Capital Management Company acted as the Trust's distributor. AAL Capital Management has since changed its name to Thrivent Investment Mgt. The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The fees collected under the 12b-1 Plan are used by Thrivent Investment Mgt. to finance activities primarily intended to result in the sale of Class B shares of the Fund.

On the Class A shares, a service fee of 0.25% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund II, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund and The AAL Bond Fund, with The AAL Money Market Fund charged 0.125% of average net assets as a service fee.

On the Class B Shares, a service fee of 0.25% of average net assets and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund II, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund and The AAL Bond Fund, with The AAL Money Market Fund charged 0.125% and 0.75% of average net assets as service fees and 12b-1 distribution fees, respectively. There are no 12b-1 distribution or service fees on Class I shares.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account.

Sales Charges and Other Fees -- For the year ended April 30, 2003, Thrivent Investment Mgt. received $14,082,659 of aggregate underwriting concessions from the sales of the Trust's Class A and B shares and aggregate contingent deferred sales charges of $319,893 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an Administrative Services Agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain administrative personnel and services. For the year ended April 30, 2003, Thrivent Financial received aggregate fees for administrative personnel and services of $878,500 from The AAL Mutual Funds.

Each Trustee of the Funds who is not affiliated with Thrivent Financial or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $41,393 in fees from the Trust for the year ended April 30, 2003. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Adviser has directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the year ended April 30, 2003, directed brokerage credits totaling $32,278 were used to reduce certain Funds' expenses. In accordance with Securities and Exchange Commission requirements, such amounts are required to be shown as an expense and have been included in custodian fees in the Statement of Operations, with the credit reflected as a reimbursement.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

                           Accumulated      Accumulated
                          Net Investment    Net Realized
Fund                      Income/(Loss)     Gain/(Loss)    Trust Capital
------------------------------------------------------------------------
AAL Technology Stock         $661,556            $--        $(661,556)
AAL Aggressive Growth         661,136         55,592         (716,728)
AAL Small Cap Stock         2,608,976             --       (2,608,976)
AAL Small Cap Index II        111,823          2,683         (114,506)
AAL Small Cap Value           258,172            763         (258,935)
AAL Mid Cap Stock           1,463,042        118,730       (1,581,772)
AAL Mid Cap Index              (2,732)         2,732               --
AAL Mid Cap Index II           30,315        (27,203)          (3,112)
AAL International             (23,209)        23,209               --
AAL Capital Growth                 --            198             (198)
AAL Large Company Index        (3,880)         3,880               --
AAL Large Company Index II     (2,093)         2,093               --
AAL Equity Income            (266,179)       266,484             (305)
AAL Balanced                  410,779       (395,982)         (14,797)
AAL High Yield Bond           398,722       (398,722)              --
AAL Municipal Bond                 --           (308)             308
AAL Bond                    1,533,812     (1,533,812)              --
AAL Bond Index                581,114       (581,114)              --

At April 30, 2003, the components of distributable earnings on a tax basis were as follows:

                           Undistributed  Undistributed
                              Ordinary     Long-Term
Fund                           Income     Capital Gain
------------------------------------------------------
AAL Mid Cap Index             $60,222        $18,290
AAL International             220,679             --
AAL Capital Growth          2,242,459             --
AAL Large Company Index       284,240             --
AAL Large Company Index II    120,671             --
AAL Balanced                  600,551             --
AAL High Yield Bond           332,254             --
AAL Bond                      111,310             --
AAL Bond Index                 21,056        191,805
AAL Money Market               50,781             --

At April 30, 2003, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                                 Capital Loss        Expiration
Fund                              Carryover            Year
---------------------------------------------------------------
AAL Technology Stock               $570,441            2009
                                 13,587,499            2010
                                 13,695,973            2011
                           ----------------
                                $27,853,913
                           ================
AAL Aggressive Growth              $109,811            2009
                                 17,413,042            2010
                                 21,019,713            2011
                           ----------------
                                $38,542,566
                           ================
AAL Small Cap Stock              $1,183,525            2010
                                 10,352,607            2011
                           ----------------
                                $11,536,132
                           ================
AAL Small Cap Index II             $105,854            2011
                           ================
AAL Small Cap Value              $1,463,563            2011
                           ================
AAL Mid Cap Stock               $39,148,652            2010
                                 90,430,051            2011
                           ----------------
                               $129,578,703
                           ================
AAL International               $26,873,863            2010
                                 46,508,608            2011
                           ----------------
                                $73,382,471
                           ================
AAL Capital Growth               $2,515,491            2010
                           ================
AAL Large Company Index             $45,813            2009
                                    105,571            2010
                                  3,211,202            2011
                           ----------------
                                 $3,362,586
                           ================
AAL Large Company Index II          $90,757            2010
                                    892,348            2011
                           ----------------
                                   $983,105
                           ================
AAL Equity Income                  $916,607            2010
                                 19,454,562            2011
                           ----------------
                                $20,371,169
                           ================
AAL Balanced                     $2,358,701            2008
                                    806,026            2009
                                 10,554,008            2011
                           ----------------
                                $13,718,735
                           ================
AAL High Yield Bond              $1,271,115            2007
                                  3,377,296            2008
                                 38,661,693            2009
                                 14,003,544            2010
                                 12,668,032            2011
                           ----------------
                                $69,981,680
                           ================
AAL Municipal Bond              $10,097,368            2008
                                    328,490            2010
                           ----------------
                                $10,425,858
                           ================
AAL Bond                         $7,052,146            2008
                                  1,521,197            2009
                           ----------------
                                 $8,573,343
                           ================

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The following Funds deferred, on a tax basis, the following post-October 2002 losses:

Fund                           Post-October Loss
------------------------------------------------
AAL Technology Stock              $1,598,913
AAL Aggressive Growth              1,076,934
AAL Small Cap Stock               17,307,321
AAL Small Cap Value                2,532,421
AAL Mid Cap Stock                 14,763,201
AAL Mid Cap Index                     98,207
AAL Mid Cap Index II                 265,939
AAL International                  7,046,701
AAL Large Company Index              886,610
AAL Large Company Index II           931,696
AAL Equity Income                 12,944,833
AAL Balanced                       3,144,812
AAL High Yield Bond                2,077,813

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended April 30, 2003 and 2002 was as follows:

                              Tax-Exempt Income           Ordinary Income    Long-Term Capital Gain
Fund                          2003         2002          2003        2002      2003          2002
---------------------------------------------------------------------------------------------------

AAL Small Cap Stock            $--          $--           $--         $--       $--    $1,747,341
AAL Small Cap Index II          --           --            --      95,025   135,306            --
AAL Small Cap Value             --           --       206,590          --       173            --
AAL Mid Cap Stock               --           --            --   3,095,421        --    21,270,076
AAL Mid Cap Index               --           --       295,250     260,226   452,010       131,676
AAL Mid Cap Index II            --           --            --          --   330,723        86,931
AAL International               --           --       615,956   2,212,010        --            --
AAL Capital Growth              --           --     8,525,456  10,260,964        --    10,154,296
AAL Large Company Index         --           --       823,832     438,942        --            --
AAL Large Company Index II      --           --       122,309          --        --            --
AAL Equity Income               --           --     2,636,848*  3,019,611        --     1,046,489
AAL Balanced                    --           --     6,481,897   7,195,249        --            --
AAL High Yield Bond             --           --    10,350,092  10,975,777        --            --
AAL Municipal Bond      28,802,230   26,799,377       352,628     355,732        --            --
AAL Bond                        --           --    24,313,592  25,438,219        --            --
AAL Bond Index                  --           --     4,228,371   2,667,903        --       134,598
AAL Money Market                --           --     4,644,725  10,964,605        --            --

* For the year ended April 30, 2003, The AAL Equity Income Fund had a return of capital of $224,768.

At April 30, 2003, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                                   Net Unrealized
                                 Federal       Unrealized          Unrealized        Appreciation
Fund                            Tax Cost      Appreciation        Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------

AAL Technology Stock          $51,872,410      $1,427,906        $(18,880,436)      $(17,452,530)
AAL Aggressive Growth          35,431,475       3,121,308          (2,073,284)         1,048,024
AAL Small Cap Stock           288,923,597      30,650,231         (29,941,091)           709,140
AAL Small Cap Index II         25,070,308       2,957,140          (5,286,231)        (2,329,091)
AAL Small Cap Value            33,579,129       3,572,385          (2,635,016)           937,369
AAL Mid Cap Stock             722,717,320      57,107,019         (93,603,159)       (36,496,140)
AAL Mid Cap Index              23,702,008       2,338,830          (5,356,022)        (3,017,192)
AAL Mid Cap Index II           36,441,156       3,197,899          (7,665,843)        (4,467,944)
AAL International             155,243,896       4,667,969         (25,202,227)       (20,534,258)
AAL Capital Growth          2,110,712,336     994,308,931        (355,053,765)       639,255,166
AAL Large Company Index        75,389,084       2,475,111         (16,059,215)       (13,584,104)
AAL Large Company Index II     40,992,595       1,257,275         (11,257,308)       (10,000,033)
AAL Equity Income             234,687,881      11,642,920         (23,299,881)       (11,656,961)
AAL Balanced                  430,042,870      19,021,169         (30,724,920)       (11,703,751)
AAL High Yield Bond           120,534,001       8,972,050          (4,653,255)         4,318,795
AAL Municipal Bond            628,947,354      50,892,941          (2,366,428)        48,526,513
AAL Bond                      661,941,912      20,064,292          (1,628,890)        18,435,402
AAL Bond Index                 84,740,915       3,322,759            (312,297)         3,010,462
AAL Money Market              449,189,364              --                  --                 --

The difference between the book and tax cost basis is attributable to the disallowed losses on wash sales and other temporary timing differences.

Shareholder Notification of Federal Tax Status (unaudited)

The AAL Small Cap Value Fund, The AAL Mid Cap Index Fund, The AAL Capital Growth Fund, The AAL Large Company Index Fund, The AAL Large Company Index Fund II, The AAL Equity Income Fund and The AAL Balanced Fund designate 37.80%, 78.87%, 100%, 100%, 100%, 100% and 41.09%, respectively, of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction.

The AAL Equity Income Fund and The AAL Balanced Fund designate 100% and 47%, respectively, of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The AAL Municipal Bond Fund designates 98.79% of the dividends declared from net investment income as exempt from federal income tax for the year ended April 30, 2003.

During the fiscal year ended April 30, 2003, the AAL International Fund generated $3,199,586 of foreign source income and paid $387,333 of foreign taxes. The Fund elects to pass foreign taxes through to the Fund's shareholders for their 2003 tax returns. Updated data will be sent with the 2003 Form 1099 to enable shareholders to have information to claim either a foreign tax credit or to take a foreign tax deduction on their 2003 income tax returns.

The Funds designate the following amounts as distributions of long-term capital gains: The AAL Small Cap Index Fund II, $135,306; The AAL Small Cap Value Fund, $173; The AAL Mid Cap Index Fund, $452,010; The AAL Mid Cap Index Fund II, $341,883. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the years ended April 30, 2002, and 2003, are as follows:

                                                                       Net Investment Income
                                       ------------------------------------------------------------------------------------
                                                         2002                                       2003
                                       ---------------------------------------    -----------------------------------------
                                                                 Institutional                                Institutional
Fund                                     Class A     Class B         Class          Class A      Class B          Class
------------------------------------   ----------   ----------   -------------    ----------    ----------    -------------

The AAL International Fund             $2,122,269    $14,252        $75,489        $578,875          $--          $37,081
The AAL Capital Growth Fund             9,759,905         --        501,168       8,119,482           --          405,974
The AAL Large Company Index Fund II            --         --             --         122,309           --               --
The AAL Equity Income Fund*             2,839,877      9,608        131,232       2,535,494        5,043           96,311
The AAL Balanced Fund                   6,799,728    299,747         95,774       5,111,830      221,480        1,148,587
The AAL High Yield Bond Fund           10,036,986    721,291        217,500       9,575,283      511,785          263,024
The AAL Municipal Bond Fund            26,573,057    393,108        188,944      28,498,469      433,744          222,645
The AAL Bond Fund                      22,849,112    285,306      2,303,801      22,638,728      379,801        1,295,063
The AAL Money Market Fund               9,663,557     48,701      1,252,347       3,391,021       12,976        1,240,728

                                                                       Net Realized Gains
                                       ------------------------------------------------------------------------------------
                                                         2002                                       2003
                                       ---------------------------------------    -----------------------------------------
                                                                 Institutional                                Institutional
Fund                                     Class A     Class B         Class          Class A      Class B          Class
------------------------------------   ----------   ----------   -------------    ----------    ----------    -------------

The AAL Small Cap Stock Fund           $1,536,149   $190,002        $21,190             $--          $--              $--
The AAL Small Cap Index Fund II            85,708      9,317             --         123,156       12,150               --
The AAL Small Cap Value Fund                   --         --             --         168,998       16,195           21,570
The AAL Mid Cap Stock Fund             22,735,290    999,944        630,263              --           --               --
The AAL Mid Cap Index Fund II              79,360      7,571             --         302,359       28,364               --
The AAL Capital Growth Fund             9,531,232    393,007        229,948              --           --               --
The AAL Equity Income Fund              1,008,919     44,655         31,809              --           --               --

*   For the year ended April 30, 2003, distributions from net investment income for The AAL Equity Income Fund had a return of capital of $218,119 for Class A shares and $6,649 for Institutional Class shares. No Funds had returns of capital for the year ended April 30, 2002.

(6) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities -- For the year ended April 30, 2003, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                     In thousands
                                ----------------------
Portfolio                        Purchases      Sales
------------------------------------------------------
The AAL Technology Stock Fund      $22,223     $21,973
The AAL Aggressive Growth Fund      75,734      73,901
The AAL Small Cap Stock Fund       293,719     295,770
The AAL Small Cap Index Fund II      8,407       3,757
The AAL Small Cap Value Fund        54,149      42,698
The AAL Mid Cap Stock Fund         346,500     381,426
The AAL Mid Cap Index Fund           4,927       4,523
The AAL Mid Cap Index Fund II       10,716       4,727
The AAL International Fund          76,629      77,132
The AAL Capital Growth Fund        147,407     343,658

                                     In thousands
                                ----------------------
Portfolio                        Purchases      Sales
------------------------------------------------------
The AAL Large Company Index Fund   $19,223     $12,864
The AAL Large Company Index Fund II  7,548       4,992
The AAL Equity Income Fund         152,108     171,468
The AAL Balanced Fund              235,592     137,301
The AAL High Yield Bond Fund       115,430     124,953
The AAL Municipal Bond Fund             --      16,635
The AAL Bond Fund                  397,742     388,554
The AAL Bond Index Fund             17,801      27,304

Purchases and sales of U.S. Government securities were:

                                     In thousands
                                ----------------------
Fund                             Purchases      Sales
------------------------------------------------------
The AAL Balanced Fund              $76,303     $82,730
The AAL Municipal Bond Fund        145,294      51,889
The AAL Bond Fund                  364,788     399,483
The AAL Bond Index Fund             59,995      40,583

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended April 30, 2003, in The AAL Money Market Fund is as follows:

                                           Gross              Gross           Balance of Shares                   Dividend Income
                                       Purchases and        Sales and           Held April 30,       Value         May 1, 2002 --
                                         Additions          Reductions              2003         April 30, 2003    April 30, 2003
---------------------------------------------------------------------------------------------------------------------------------

The AAL Technology Stock Fund          $11,063,862         $11,345,861           1,556,789         $1,556,789          $15,571
The AAL Aggressive Growth Fund          11,936,969          10,901,883           1,114,789          1,114,789            4,744
The AAL Small Cap Stock Fund           108,071,313         121,202,940           1,888,739          1,888,739          118,938
The AAL Small Cap Index Fund II          4,926,483           5,199,040              61,918             61,918            2,280
The AAL Small Cap Value Fund            13,529,059          13,413,743           1,366,875          1,366,875           14,096
The AAL Mid Cap Stock Fund              94,679,366          97,472,604          12,408,933         12,408,933          145,861
The AAL Mid Cap Index Fund               5,434,957           4,953,531             531,385            531,385            2,331
The AAL Mid Cap Index Fund II            7,895,474           7,609,490             535,981            535,981            4,420
The AAL Capital Growth Fund            164,825,602         169,692,452           8,540,461          8,540,461          123,735
The AAL Large Company Index Fund         9,348,990           6,831,428           2,712,718          2,712,718            6,030
The AAL Large Company Index Fund II      8,712,402           7,811,175           1,170,521          1,170,521            5,567
The AAL Equity Income Fund              60,305,127          69,009,491           4,218,960          4,218,960           98,436
The AAL Balanced Fund                   56,796,363          58,582,756          12,595,152         12,595,152          141,314
The AAL Bond Fund                       87,402,256          92,046,390          10,439,311         10,439,311          150,517
The AAL Bond Index Fund                 33,687,822          30,135,492           3,918,970          3,918,970           29,501

(8) FORWARD CURRENCY CONTRACTS

As of April 30, 2003, The AAL International Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $11,150:

                                                                                             Unrealized
                             Expiration                    Contract     Market Value        Appreciation/
Currency Purchased              Date         Quantity        Amount    At End of Period    (Depreciation)
---------------------------------------------------------------------------------------------------------

British Pound (GBP)           5/1/2003         26,045       $41,442        $41,625              $183
euro (EUR)                    5/5/2003        218,591       244,232        243,963              (269)
Hong Kong Dollar (HKD)        5/5/2003        480,741        61,643         61,641                (2)
British Pound (GBP)           5/6/2003         67,779       108,542        108,326              (216)
                                                                                            --------
                                                                                               $(304)

                                                                                             Unrealized
                             Expiration                    Contract     Market Value        Appreciation/
Currency Sold                   Date         Quantity        Amount    At End of Period    (Depreciation)
---------------------------------------------------------------------------------------------------------
Swedish krona (SEK)           5/5/2003      6,783,418      $818,463       $829,309          $(10,846)
                                                                                            --------
                                                                                  TOTAL     $(11,150)
                                                                                            ========

(9) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Transactions in Fund shares were as follows:

                                                               The AAL Technology Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------

Sold                          5,622,191    $22,320,455          371,811     $1,437,440        1,577,812     $6,307,116
Redeemed                     (1,067,454)    (4,180,924)         (43,463)      (161,409)        (914,431)    (3,589,264)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    4,554,737    $18,139,531          328,348     $1,276,031          663,381     $2,717,852
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          4,378,722    $10,489,136          322,042       $750,091        1,021,683     $2,634,557
Redeemed                     (2,641,039)    (6,232,216)         (93,926)      (214,226)      (2,620,400)    (7,068,273)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,737,683     $4,256,920          228,116       $535,865       (1,598,717)   $(4,433,716)
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Aggressive Growth Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          3,295,989    $17,732,103          337,025     $1,750,589          517,866     $2,838,545
Redeemed                       (853,886)    (4,429,385)         (28,575)      (144,089)        (282,978)    (1,529,980)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    2,442,103    $13,302,718          308,450     $1,606,500          234,888     $1,308,565
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          2,009,788     $7,533,552          225,924       $815,411          363,729     $1,469,145
Redeemed                     (1,650,657)    (5,998,338)         (80,046)      (285,286)      (1,081,450)    (4,284,327)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      359,131     $1,535,214          145,878       $530,125         (717,721)   $(2,815,182)
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Small Cap Stock Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          5,374,004    $74,856,174          427,818     $5,687,768          139,975     $2,004,551
Dividends and distributions
reinvested                      108,035      1,527,539           13,885        188,294            1,298         18,812
Redeemed                     (1,552,015)   (21,229,465)        (464,258)    (6,348,621)         (71,943)    (1,008,055)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    3,930,024    $55,154,248          (22,555)     $(472,559)          69,330     $1,015,308
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          3,978,322    $47,496,197          344,965     $3,866,489          413,374     $5,035,811
Redeemed                     (4,121,616)   (46,901,963)        (805,925)    (8,837,854)        (194,264)    (2,236,645)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (143,294)      $594,234         (460,960)   $(4,971,365)         219,110     $2,799,166
                           ============   ============     ============   ============     ============   ============

                                          The AAL Small Cap Index Fund II
                           -----------------------------------------------------------
                                      Class A                          Class B
                           ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------
Sold                            638,052     $6,544,453           42,323       $432,365
Dividends and distributions
reinvested                        8,115         85,128              896          9,317
Redeemed                        (79,933)      (803,808)          (6,054)       (61,949)
                           ------------   ------------     ------------   ------------
Net change                      566,234     $5,825,773           37,165       $379,733
                           ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                            682,065     $6,246,710           86,130       $762,168
Dividends and distributions
reinvested                       11,890        122,343            1,199         12,149
Redeemed                       (281,412)    (2,448,619)         (11,373)       (95,183)
                           ------------   ------------     ------------   ------------
Net change                      412,543     $3,920,434           75,956       $679,134
                           ============   ============     ============   ============

                                                            The AAL Small Cap Value Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          1,947,805    $20,379,893          204,815     $2,098,262          300,000     $3,000,000
Redeemed                        (36,444)      (384,907)          (7,091)       (67,324)              --             --
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,911,361    $19,994,986          197,724     $2,030,938          300,000     $3,000,000
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          1,707,983    $16,485,676          143,733     $1,344,321          113,249     $1,004,332
Dividends and distributions
reinvested                       15,616        168,804            1,507         16,199            1,983         21,570
Redeemed                       (667,504)    (5,973,043)         (26,573)      (236,673)         (10,034)       (89,991)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,056,095    $10,681,437          118,667     $1,123,847          105,198       $935,911
                           ============   ============     ============   ============     ============   ============

                                                              The AAL Mid Cap Stock Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          7,676,598    $98,972,252          527,877     $6,402,278          593,535     $7,868,023
Dividends and distributions
reinvested                    1,577,330     22,572,166           73,547        996,536           41,674        607,191
Redeemed                     (4,916,853)   (62,981,935)        (492,089)    (5,856,387)        (395,287)    (5,139,052)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    4,337,075    $58,562,483          109,335     $1,542,427          239,922     $3,336,162
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          5,622,797    $61,355,828          436,184     $4,433,244          428,076     $4,775,897
Redeemed                     (9,968,058)  (104,853,157)        (856,791)    (8,546,850)        (417,793)    (4,575,270)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (4,345,261)  $(43,497,329)        (420,607)   $(4,113,606)          10,283       $200,627
                           ============   ============     ============   ============     ============   ============

                            The AAL Mid Cap Index Fund                    The AAL Mid Cap Index Fund II
                           ---------------------------     -----------------------------------------------------------
                                Institutional Class                   Class A                          Class B
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          1,113,209    $11,334,384        1,046,255    $10,523,460           85,213       $847,260
Dividends and distributions
reinvested                       34,314        369,688            7,691         78,904              747          7,546
Redeemed                       (184,638)    (1,951,700)         (91,076)      (905,855)          (9,550)       (93,172)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      962,885     $9,752,372          962,870     $9,696,509           76,410       $761,634
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                            453,532     $4,084,475        1,072,267     $9,537,229          114,965       $977,283
Dividends and distributions
reinvested                       79,150        704,768           35,578        299,925            3,443         28,333
Redeemed                       (371,137)    (3,273,942)        (478,709)    (4,034,206)         (21,403)      (177,847)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                      161,545     $1,515,301          629,136     $5,802,948           97,005       $827,769
                           ============   ============     ============   ============     ============   ============

                                                            The AAL International Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          7,369,433    $62,641,074          192,464     $1,655,590          868,138     $7,334,455
Dividends and distributions
reinvested                      247,988      2,102,902            1,698         14,242            5,222         44,437
Redeemed                     (6,349,897)   (54,265,994)        (302,809)    (2,557,897)        (838,957)    (7,102,182)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,267,524    $10,477,982         (108,647)     $(888,065)          34,403       $276,710
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          5,083,299    $35,917,668          231,712     $1,617,935           88,790       $723,975
Dividends and distributions
reinvested                       85,334        574,295               --             --            3,059         20,677
Redeemed                     (5,544,889)   (37,965,359)        (462,104)    (3,206,174)         (17,240)      (121,855)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (376,256)   $(1,473,396)        (230,392)   $(1,588,239)          74,609       $622,797
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Capital Growth Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          9,375,678   $294,187,855          626,119    $19,006,120          642,047    $20,489,830
Dividends and distributions
reinvested                      578,538     19,055,111           12,173        390,999           16,835        552,145
Redeemed                     (8,862,223)  (276,543,473)        (799,780)   (23,898,843)      (1,088,736)   (32,146,314)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,091,993    $36,699,493         (161,488)   $(4,501,724)        (429,854)  $(11,104,339)
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          7,453,661   $188,742,782          509,708   $12,339,095          976,708     $24,557,544
Dividends and distributions
reinvested                      318,131      8,009,547               --             --           14,388        366,892
Redeemed                    (18,886,433)  (464,941,823)      (1,561,730)   (37,394,305)        (515,719)   (12,916,711)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                  (11,114,641) $(268,189,494)      (1,052,022)  $(25,055,210)         475,377    $12,007,725
                           ============   ============     ============   ============     ============   ============

                                   The AAL Large
                                 Company Index Fund                      The AAL Large Company Index Fund II
                           ---------------------------     -----------------------------------------------------------
                                Institutional Class                   Class A                          Class B
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          5,507,353    $40,078,602        1,854,144    $14,366,866          148,663     $1,129,145
Dividends and distributions
reinvested                        7,678         60,885               --             --               --             --
Redeemed                        (88,314)      (710,104)        (209,860)    (1,614,614)          (8,029)       (60,659)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    5,426,717    $39,429,383        1,644,284    $12,752,252          140,634     $1,068,486
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          3,307,437    $21,158,281        1,709,196    $10,690,308          211,984     $1,280,873
Dividends and distributions
reinvested                       46,003        277,400           20,081        120,685               --             --
Redeemed                     (2,051,928)   (12,531,282)      (1,440,451)    (8,615,260)         (20,768)      (109,475)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,301,512     $8,904,399          288,826     $2,195,733          191,216     $1,171,398
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Equity Income Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          3,482,405    $46,051,263          157,466     $2,076,941          184,294     $2,445,643
Dividends and distributions
reinvested                      282,929      3,726,807            3,982         53,583           10,666        140,626
Redeemed                     (2,021,748)   (26,567,835)        (117,920)    (1,534,744)        (140,719)    (1,853,334)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,743,586    $23,210,235           43,528       $595,780           54,241       $732,935
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          2,191,772    $23,473,991          122,528     $1,294,137          761,883     $7,733,488
Dividends and distributions
reinvested                      237,928      2,453,812              502          4,977            7,530         79,091
Redeemed                     (4,816,090)   (49,282,694)        (289,670)    (2,951,035)        (515,332)    (5,449,859)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (2,386,390)  $(23,354,891)        (166,640)   $(1,651,921)         254,081     $2,362,720
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Balanced Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          5,305,498    $63,056,116          375,840     $4,444,346          116,958     $1,407,588
Dividends and distributions
reinvested                      564,346      6,646,705           25,317        297,244            7,884         92,657
Redeemed                     (2,856,434)   (33,808,444)        (165,903)    (1,952,787)         (71,162)      (855,565)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    3,013,410    $35,894,377          235,254     $2,788,803           53,680       $644,680
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          3,416,858    $36,196,164          307,223     $3,230,520       10,690,466   $114,145,026
Dividends and distributions
reinvested                      477,441      4,991,386           20,998        219,526          111,076      1,145,377
Redeemed                     (6,156,135)   (64,447,749)        (461,808)    (4,789,207)      (1,086,816)   (11,220,338)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                   (2,261,836)  $(23,260,199)        (133,587)   $(1,339,161)       9,714,726   $104,070,065
                           ============   ============     ============   ============     ============   ============

                                                            The AAL High Yield Bond Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          4,278,236    $27,240,932          147,887       $953,569          236,886     $1,507,590
Dividends and distributions
reinvested                    1,035,473      6,578,670           65,489        416,294           20,452        129,599
Redeemed                     (4,052,222)   (25,741,497)        (321,541)    (2,020,098)        (145,429)      (923,370)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    1,261,487     $8,078,105         (108,165)     $(650,235)         111,909       $713,819
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          3,571,703    $20,664,401          121,452       $704,358           98,715       $585,893
Dividends and distributions
reinvested                    1,105,584      6,321,840           51,479        293,654           32,306        184,899
Redeemed                     (5,121,145)   (29,402,824)        (551,791)    (3,145,287)         (42,075)      (241,368)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                     (443,858)   $(2,416,583)        (378,860)   $(2,147,275)          88,946       $529,424
                           ============   ============     ============   ============     ============   ============

                                                            The AAL Municipal Bond Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                          9,520,392   $106,960,481          305,639     $3,431,296          247,827     $2,800,761
Dividends and distributions
reinvested                    1,922,430     21,595,508           28,908        324,579            4,916         55,191
Redeemed                     (4,007,348)   (44,962,766)        (129,612)    (1,453,037)          (9,497)      (106,394)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    7,435,474    $83,593,223          204,935     $2,302,838          243,246     $2,749,558
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          9,997,451   $114,243,001          328,130     $3,753,555           44,092       $498,114
Dividends and distributions
reinvested                    2,030,621     23,248,861           31,462        360,177            2,528         28,885
Redeemed                     (7,159,974)   (81,931,508)        (269,067)    (3,082,836)        (218,741)    (2,488,733)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    4,868,098    $55,560,354           90,525     $1,030,896         (172,121)   $(1,961,734)
                           ============   ============     ============   ============     ============   ============

                                                                  The AAL Bond Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                         13,199,439   $131,422,608          450,058     $4,489,542        1,156,608    $11,509,433
Dividends and distributions
reinvested                    1,960,565     19,516,944           24,533        244,182           96,455        960,842
Redeemed                     (5,244,483)   (52,075,096)        (133,666)    (1,328,441)      (4,598,841)   (46,407,986)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    9,915,521    $98,864,456          340,925     $3,405,283       (3,345,778)  $(33,937,711)
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                         13,943,165   $139,480,773          694,640     $6,970,962        1,245,466    $12,470,799
Dividends and distributions
reinvested                    1,960,681     19,731,887           32,703        329,579           96,159        968,203
Redeemed                    (10,827,360)  (109,048,807)        (253,040)    (2,550,859)        (833,907)    (8,360,303)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                    5,076,486    $50,163,853          474,303     $4,749,682          507,718     $5,078,699
                           ============   ============     ============   ============     ============   ============

                              The AAL Bond Index Fund
                           ---------------------------
                                Institutional Class
                           ---------------------------
Year Ended April 30, 2002        Shares         Amount
-------------------------  ------------   ------------
Sold                          4,317,019    $46,271,170
Dividends and distributions
reinvested                      121,553      1,282,500
Redeemed                       (590,279)    (6,389,098)
                           ------------   ------------
Net change                    3,848,293    $41,164,572
                           ============   ============

Year Ended April 30, 2003
-------------------------
Sold                          3,796,017    $40,643,025
Dividends and distributions
reinvested                      120,233      1,301,035
Redeemed                     (2,145,587)   (23,225,442)
                           ------------   ------------
Net change                    1,770,663    $18,718,618
                           ============   ============

                                                              The AAL Money Market Fund
                           -------------------------------------------------------------------------------------------
                                      Class A                          Class B                  Institutional Class
                           ---------------------------     ---------------------------     ---------------------------
Year Ended April 30, 2002        Shares         Amount           Shares         Amount           Shares         Amount
-------------------------  ------------   ------------     ------------   ------------     ------------   ------------
Sold                        456,396,564   $456,396,564        2,051,838     $2,051,838      432,508,702   $432,508,702
Dividends and distributions
reinvested                    9,468,038      9,468,038           43,198         43,198          731,927        731,927
Redeemed                   (489,939,680)  (489,939,680)      (2,626,961)    (2,626,961)    (340,812,842)  (340,812,842)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                  (24,075,078)  $(24,075,078)        (531,925)     $(531,925)      92,427,787    $92,427,787
                           ============   ============     ============   ============     ============   ============

Year Ended April 30, 2003
-------------------------
Sold                        383,009,911   $383,009,911        3,160,982     $3,160,982      774,040,495   $774,040,495
Dividends and distributions
reinvested                    3,321,618      3,321,618           12,249         12,249        1,015,369      1,015,369
Redeemed                   (436,462,816)  (436,462,816)      (3,143,731)    (3,143,731)    (801,421,347)  (801,421,347)
                           ------------   ------------     ------------   ------------     ------------   ------------
Net change                  (50,131,287)  $(50,131,287)          29,500        $29,500      (26,365,483)  $(26,365,483)
                           ============   ============     ============   ============     ============   ============

(10) LINE OF CREDIT

Effective May 1, 2003, The AAL Mutual Funds, along with the AAL Variable Product Series Fund, Inc., The Lutheran Brotherhood Family of Funds, and the LB Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The Funds are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions.

(11) SUBSEQUENT EVENT

Effective May 15, 2003, an in-kind redemption of $32,115,340 was transferred from The AAL Large Company Index Fund to an Institutional shareholder of the Fund in settlement of their interest in The AAL Large Company Index Fund. The redemption resulted in the pro rata portion of each equity security being transferred to the shareholder. Cash of $763,626 was paid for the investors' pro rata share of short-term investments, including S&P 500 Index futures. This transaction is a non-taxable event to The AAL Large Company Index Fund's shareholders.

The AAL Mutual Funds
Financial Highlights

                                                                    The AAL Technology Stock Fund
                                                                            Class A Shares
-----------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
-----------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $3.15         $5.13        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.05)        (0.06)        (0.05)
Net realized and unrealized loss on investments(b)                  (0.60)        (1.92)        (4.82)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (0.65)        (1.98)        (4.87)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $2.50         $3.15         $5.13
                                                               ----------    ----------    ----------
Total return(c)                                                    (20.63)%      (38.60)%      (48.70)%
Net assets, end of period (in millions)                             $29.3         $31.4         $27.8
Ratio of expenses to average net assets(d)                           2.39%         2.29%         2.40%
Ratio of net investment loss to average net assets(d)               (2.09)%       (2.05)%       (1.70)%
Portfolio turnover rate                                                67%           57%           44%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.75%         2.33%         2.40%
Ratio of net investment loss to average net assets(d)               (2.45)%       (2.09)%       (1.71)%

                                                                     The AAL Technology Stock Fund
                                                                             Class B Shares
-----------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
-----------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $3.09         $5.10        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.06)        (0.09)        (0.09)
Net realized and unrealized loss on investments(b)                  (0.60)        (1.92)        (4.81)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (0.66)        (2.01)        (4.90)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $2.43         $3.09         $5.10
                                                               ----------    ----------    ----------
Total return(c)                                                    (21.36)%      (39.41)%      (49.00)%
Net assets, end of period (in millions)                              $2.6          $2.6          $2.6
Ratio of expenses to average net assets(d)                           3.50%         3.25%         3.40%
Ratio of net investment loss to average net assets(d)               (3.20)%       (3.01)%       (2.68)%
Portfolio turnover rate                                                67%           57%           44%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           4.12%         3.29%         3.41%
Ratio of net investment loss to average net assets(d)               (3.82)%       (3.05)%       (2.69)%

                                                                    The AAL Technology Stock Fund
                                                                     Institutional Class Shares
-----------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
-----------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $3.22         $5.19        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.02)        (0.03)        (0.02)
Net realized and unrealized loss on investments(b)                  (0.61)        (1.94)        (4.79)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (0.63)        (1.97)        (4.81)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $2.59         $3.22         $5.19
                                                               ----------    ----------    ----------
Total return(c)                                                    (19.57)%      (37.96)%      (48.10)%
Net assets, end of period (in millions)                              $2.2          $7.9          $9.3
Ratio of expenses to average net assets(d)                           1.06%         1.10%         1.32%
Ratio of net investment loss to average net assets(d)               (0.76)%       (0.86)%       (0.59)%
Portfolio turnover rate                                                67%           57%           44%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.08%         1.14%         1.33%
Ratio of net investment loss to average net assets(d)               (0.78)%       (0.90)%       (0.60)%

                                                                      The AAL Aggressive Growth Fund
                                                                              Class A Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $4.53         $6.70        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.06)        (0.06)        (0.02)
Net realized and unrealized loss on investments(b)                  (0.72)        (2.11)        (3.28)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (0.78)        (2.17)        (3.30)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $3.75         $4.53         $6.70
                                                               ----------    ----------    ----------
Total return(c)                                                    (17.22)%      (32.39)%      (33.00)%
Net assets, end of period (in millions)                             $30.2         $34.9         $35.3
Ratio of expenses to average net assets(d)                           2.64%         2.21%         2.12%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.72)%       (1.34)%       (0.51)%
Portfolio turnover rate                                               204%           94%           70%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.65%         2.21%         2.12%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.73)%       (1.34)%       (0.51)%

                                                                     The AAL Aggressive Growth Fund
                                                                              Class B Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $4.44         $6.65        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.09)        (0.10)        (0.06)
Net realized and unrealized loss on investments(b)                  (0.72)        (2.11)        (3.29)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (0.81)        (2.21)        (3.35)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $3.63         $4.44         $6.65
                                                               ----------    ----------    ----------
Total return(c)                                                    (18.24)%      (33.23)%      (33.50)%
Net assets, end of period (in millions)                              $3.3          $3.4          $3.0
Ratio of expenses to average net assets(d)                           3.73%         3.33%         3.32%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (2.81)%       (2.46)%       (1.62)%
Portfolio turnover rate                                               204%           94%           70%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           3.74%         3.33%         3.32%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (2.82)%       (2.46)%       (1.62)%

                                                                     The AAL Aggressive Growth Fund
                                                                       Institutional Class Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $4.62         $6.77       $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.02         (0.01)        0.03
Net realized and unrealized loss on investments(b)                  (0.76)        (2.14)        (3.26)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (0.74)        (2.15)        (3.23)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $3.88         $4.62         $6.77
                                                               ----------    ----------    ----------
Total return(c)                                                    (16.02)%      (31.76)%      (32.30)%
Net assets, end of period (in millions)                              $2.8          $6.7          $8.2
Ratio of expenses to average net assets(d)                           1.10%         1.15%         1.17%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.18)%       (0.28)%        0.60%
Portfolio turnover rate                                               204%           94%           70%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.11%         1.15%         1.17%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.19)%       (0.28)%        0.60%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

(e)   Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                                     The AAL Small Cap Stock Fund
                                                                                            Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $14.82        $13.39        $14.60        $10.89        $13.84
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.09)        (0.09)        (0.06)        (0.08)        (0.12)
Net realized and unrealized gain/(loss) on investments(b)           (3.18)         1.60          1.05          3.79         (2.51)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (3.27)         1.51          0.99          3.71         (2.63)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                       --         (0.08)        (2.20)           --         (0.32)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $11.55        $14.82        $13.39        $14.60        $10.89
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (22.06)%       11.29%         7.77%        34.07%       (18.97)%
Net assets, end of period (in millions)                            $266.7        $344.3        $258.6        $191.3        $116.0
Ratio of expenses to average net assets(d)                           1.47%         1.36%         1.40%         1.53%         1.82%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.78)%       (0.69)%       (0.54)%       (0.72)%       (1.15)%
Portfolio turnover rate                                                97%           59%          123%          147%          113%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.49%         1.37%         1.41%         1.65%         1.82%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.80)%       (0.70)%       (0.54)%       (0.85)%       (1.15)%

                                                                                   The AAL Small Cap Stock Fund
                                                                                          Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $14.08        $12.86        $14.24        $10.74        $13.73
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.26)        (0.24)        (0.18)        (0.19)        (0.22)
Net realized and unrealized gain/(loss) on investments(b)           (2.96)         1.54          1.00          3.69         (2.50)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (3.22)         1.30          0.82          3.50         (2.72)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                       --         (0.08)        (2.20)           --         (0.27)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.86        $14.08        $12.86        $14.24        $10.74
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (22.87)%       10.11%         6.72%        32.71%       (19.85)%
Net assets, end of period (in millions)                             $21.1         $33.8         $31.2         $24.6         $15.8
Ratio of expenses to average net assets(d)                           2.45%         2.39%         2.39%         2.56%         2.89%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.75)%       (1.72)%       (1.52)%       (1.76)%       (2.22)%
Portfolio turnover rate                                                97%           59%          123%          147%          113%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.47%         2.41%         2.40%         2.68%         2.89%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.77)%       (1.74)%       (1.53)%       (1.88)%       (2.22)%

                                                                                    The AAL Small Cap Stock Fund
                                                                                     Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $15.26        $13.71        $14.80        $10.95        $13.87
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.06)        (0.01)         0.01          0.01         (0.04)
Net realized and unrealized gain/(loss) on investments(b)           (3.22)         1.64          1.10          3.84         (2.52)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (3.28)         1.63          1.11          3.85         (2.56)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                       --         (0.08)        (2.20)           --         (0.36)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $11.98        $15.26        $13.71        $14.80        $10.95
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (21.49)%       11.90%         8.53%        35.16%       (18.41)%
Net assets, end of period (in millions)                              $6.8          $5.3          $3.8          $1.0          $0.8
Ratio of expenses to average net assets(d)                           0.73%         0.74%         0.78%         0.72%         1.08%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.03)%       (0.07)%        0.11%         0.08%        (0.40)%
Portfolio turnover rate                                                97%           59%          123%          147%          113%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.75%         0.75%         0.78%         0.84%         1.08%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.05)%       (0.08)%        0.10%        (0.04)%       (0.04)%

                                                                     The AAL Small Cap Index Fund II
                                                                             Class A Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.42        $10.03        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.04)        (0.07)        (0.07)
Net realized and unrealized gain/(loss) on investments(b)           (2.43)         1.52          0.21
Total from Investment Operations                                    (2.47)         1.45          0.14
                                                               ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                    (0.06)        (0.06)        (0.11)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $8.89        $11.42        $10.03
                                                               ----------    ----------    ----------
Total return(c)                                                    (21.69)%       14.53%         1.43%
Net assets, end of period (in millions)                             $20.5         $21.6         $13.3
Ratio of expenses to average net assets(d)                           1.35%         1.51%         1.86%
Ratio of net investment loss to average net assets(d)               (0.44)%       (0.77)%       (1.03)%
Portfolio turnover rate                                                18%           18%           36%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.40%         1.51%         1.86%
Ratio of net investment loss to average net assets(d)               (0.49)%       (0.77)%       (1.03)%

                                                                 The AAL Small Cap Index Fund II
                                                                         Class B Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(e)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.26         $9.97        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.08)        (0.14)        (0.13)
Net realized and unrealized gain/(loss) on investments(b)           (2.43)         1.49          0.21
Total from Investment Operations                                    (2.51)         1.35          0.08
                                                               ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                    (0.06)        (0.06)        (0.11)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $8.69        $11.26         $9.97
                                                               ----------    ----------    ----------
Total return(c)                                                    (22.29)%       13.62%         0.73%
Net assets, end of period (in millions)                              $2.3          $2.1          $1.5
Ratio of expenses to average net assets(d)                           2.25%         2.27%         2.67%
Ratio of net investment loss to average net assets(d)               (1.34)%       (1.53)%       (1.84)%
Portfolio turnover rate                                                18%           18%           36%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.32%         2.27%         2.67%
Ratio of net investment loss to average net assets(d)               (1.41)%       (1.53)%       (1.84)%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)  Computed on an annualized basis for periods less than one year.

(e)   Since Fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                The AAL Small Cap Value Fund
                                                                      Class A Shares
--------------------------------------------------------------------------------------------
                                                                     Year        Period
                                                                    Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002(e)
--------------------------------------------------------------------------------------------

                                                               ----------    ----------
Net Asset Value, Beginning of Period                               $11.65        $10.00
                                                               ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.07)        (0.05)
Net realized and unrealized gain/(loss) on investments(b)           (2.18)         1.70
                                                               ----------    ----------
Total from Investment Operations                                    (2.25)         1.65
                                                               ----------    ----------
Less Distributions from:
Net realized gain on investments                                    (0.07)           --
                                                               ----------    ----------
Net Asset Value, End of period                                      $9.33        $11.65
                                                               ----------    ----------
Total return(c)                                                    (19.38)%       16.50%
Net assets, end of period (in millions)                             $27.7         $22.3
Ratio of expenses to average net assets(d)                           1.86%         2.12%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.88)%       (1.19)%
Portfolio turnover rate                                               147%           50%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.05%         2.16%
Ratio of net investment loss to average net assets(d)               (1.07)%       (1.23)%

                                                                The AAL Small Cap Value Fund
                                                                      Class B Shares
--------------------------------------------------------------------------------------------
                                                                     Year        Period
                                                                    Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002(e)
--------------------------------------------------------------------------------------------

                                                               ----------    ----------
Net Asset Value, Beginning of Period                               $11.59        $10.00
                                                               ----------    ----------
Income from Investment Operations:
Net investment loss                                                 (0.12)        (0.11)
Net realized and unrealized gain/(loss) on investments(b)           (2.19)         1.70
                                                               ----------    ----------
Total from Investment Operations                                    (2.31)         1.59
                                                               ----------    ----------
Less Distributions from:
Net realized gain on investments                                    (0.07)           --
                                                               ----------    ----------
Net Asset Value, End of period                                      $9.21        $11.59
                                                               ----------    ----------
Total return(c)                                                    (20.00)%       15.90%
Net assets, end of period (in millions)                              $2.9          $2.3
Ratio of expenses to average net assets(d)                           2.71%         2.86%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.73)%       (1.93)%
Portfolio turnover rate                                               147%           50%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.91%         2.90%
Ratio of net investment loss to average net assets(d)               (1.93)%       (1.97)%

                                                                The AAL Small Cap Value Fund
                                                                    Institutional Shares
--------------------------------------------------------------------------------------------
                                                                     Year        Period
                                                                    Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002(e)
--------------------------------------------------------------------------------------------

                                                               ----------    ----------
Net Asset Value, Beginning of Period                               $11.71        $10.00
                                                               ----------    ----------
Income from Investment Operations:
Net investment loss                                                    --         (0.05)
Net realized and unrealized gain/(loss) on investments(b)           (2.17)         1.76
                                                               ----------    ----------
Total from Investment Operations                                    (2.17)         1.71
                                                               ----------    ----------
Less Distributions from:
Net realized gain on investments                                    (0.07)           --
                                                               ----------    ----------
Net Asset Value, End of period                                      $9.47        $11.71
                                                               ----------    ----------
Total return(c)                                                    (18.59)%       17.10%
Net assets, end of period (in millions)                              $3.8          $3.5
Ratio of expenses to average net assets(d)                           0.87%         1.59%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.10%        (0.66)%
Portfolio turnover rate                                               147%           50%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.07%         1.63%
Ratio of net investment loss to average net assets(d)               (0.10)%       (0.70)%

                                                                                        The AAL Mid Cap Stock Fund
                                                                                            Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $13.01        $14.73        $16.73        $13.89        $15.93
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.02)        (0.03)           --            --         (0.04)
Net realized and unrealized gain/(loss) on investments(b)           (2.25)        (1.31)         1.19          3.67         (1.25)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (2.27)        (1.34)         1.19          3.67         (1.29)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                       --         (0.38)        (3.19)        (0.83)        (0.75)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.74        $13.01        $14.73        $16.73        $13.89
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (17.45)%       (9.36)%        7.26%        27.29%        (7.62)%
Net assets, end of period (in millions)                            $643.8        $836.5        $883.2        $759.0        $584.9
Ratio of expenses to average net assets(d)                           1.30%         1.22%         1.16%         1.14%         1.37%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.18)%       (0.25)%        0.02%        (0.02)%       (0.28)%
Portfolio turnover rate                                                48%           97%          144%          142%          126%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.31%         1.23%         1.17%         1.24%         1.37%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.19)%       (0.26)%        0.01%        (0.12)%       (0.28)%

                                                                                       The AAL Mid Cap Stock Fund
                                                                                            Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $12.20        $14.00        $16.20        $13.64        $15.78
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.18)        (0.17)        (0.12)        (0.17)        (0.17)
Net realized and unrealized gain/(loss) on investments(b)           (2.07)        (1.25)         1.11          3.56         (1.27)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (2.25)        (1.42)         0.99          3.39         (1.44)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                       --         (0.38)        (3.19)        (0.83)        (0.70)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $9.95        $12.20        $14.00        $16.20        $13.64
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (18.44)%      (10.44)%        6.18%        25.71%        (8.70)%
Net assets, end of period (in millions)                             $22.8         $33.1         $36.4         $26.9         $17.0
Ratio of expenses to average net assets(d)                           2.50%         2.38%         2.19%         2.46%         2.56%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.38)%       (1.41)%       (1.01)%       (1.33)%       (1.46)%
Portfolio turnover rate                                                48%           97%          144%          142%          126%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.51%         2.39%         2.20%         2.55%         2.56%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.39)%       (1.42)%       (1.01)%       (1.43)%       (1.46)%

                                                                                       The AAL Mid Cap Stock Fund
                                                                                       Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $13.31        $14.98        $16.89        $13.94        $15.96
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.05          0.03          0.07          0.05          0.02
Net realized and unrealized gain/(loss) on investments(b)           (2.30)        (1.32)         1.21          3.73         (1.25)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (2.25)        (1.29)         1.28          3.78         (1.23)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net realized gain on investments                                       --         (0.38)        (3.19)        (0.83)        (0.79)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $11.06        $13.31        $14.98        $16.89        $13.94
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (16.90)%       (8.86)%        7.68%        28.00%        (7.17)%
Net assets, end of period (in millions)                             $20.7         $24.8         $24.3         $16.5          $6.4
Ratio of expenses to average net assets(d)                           0.68%         0.69%         0.68%         0.62%         0.85%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.44%         0.28%         0.50%         0.51%         0.33%
Portfolio turnover rate                                                48%           97%          144%          142%          126%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.69%         0.70%         0.69%         0.71%         0.85%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.43%         0.27%         0.50%         0.41%         0.37%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

(e)   Since Fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                             The AAL Mid Cap Index Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year        Period
                                                                    Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000(e)
----------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.23        $10.80        $10.90        $10.00
                                                               ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.08          0.06          0.08          0.03
Net realized and unrealized gain/(loss) on investments(b)           (2.07)         0.60          0.57          0.87
                                                               ----------    ----------    ----------    ----------
Total from Investment Operations                                    (1.99)         0.66          0.65          0.90
                                                               ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.08)        (0.07)        (0.09)           --
Net realized gain on investments                                    (0.25)        (0.16)        (0.66)           --
                                                               ----------    ----------    ----------    ----------
Total Distributions                                                 (0.33)        (0.23)        (0.75)           --
                                                               ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $8.91        $11.23        $10.80        $10.90
                                                               ----------    ----------    ----------    ----------
Total return(c)                                                    (17.68)%        6.23%         6.13%         9.00%
Net assets, end of period (in millions)                             $20.8         $24.3         $13.0          $8.9
Ratio of expenses to average net assets(d)                           0.28%         0.20%         0.20%         0.20%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.89%         0.84%         0.90%         1.02%
Portfolio turnover rate                                                22%           21%           54%           25%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.57%         0.88%         1.31%         1.27%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.60%         0.16%        (0.21)%       (0.05)%

                                                                       The AAL Mid Cap Index Fund II
                                                                              Class A Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(f)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $10.71        $10.24        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                           --         (0.03)        (0.04)
Net realized and unrealized gain/(loss) on investments(b)           (1.97)         0.53          0.31
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (1.97)         0.50          0.27
                                                               ----------    ----------    ----------
Less Distributions from:
Net investment income                                                  --            --            --
Net realized gain on investments                                    (0.09)        (0.03)        (0.03)
                                                               ----------    ----------    ----------
Total Distributions                                                 (0.09)        (0.03)        (0.03)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $8.65        $10.71        $10.24
                                                               ----------    ----------    ----------
Total return(c)                                                    (18.36)%        4.94%         2.73%
Net assets, end of period (in millions)                             $29.0         $29.2         $18.1
Ratio of expenses to average net assets(d)                           1.21%         1.36%         1.71%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.03)%       (0.31)%       (0.58)%
Portfolio turnover rate                                                16%           15%           31%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.21%         1.36%         1.71%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.03)%       (0.31)%       (0.58)%

                                                                       The AAL Mid Cap Index Fund II
                                                                              Class B Shares
--------------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(f)
--------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $10.53        $10.17        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.04)        (0.10)        (0.10)
Net realized and unrealized gain/(loss) on investments(b)           (1.97)         0.49          0.30
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (2.01)         0.39          0.20
                                                               ----------    ----------    ----------
Less Distributions from:
Net investment income                                                  --            --            --
Net realized gain on investments                                    (0.09)        (0.03)        (0.03)
                                                               ----------    ----------    ----------
Total Distributions                                                 (0.09)        (0.03)        (0.03)
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $8.43        $10.53        $10.17
                                                               ----------    ----------    ----------
Total return(c)                                                    (19.05)%        3.89%         2.03%
Net assets, end of period (in millions)                              $3.0          $2.7          $1.8
Ratio of expenses to average net assets(d)                           2.03%         2.30%         2.57%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.85)%       (1.25)%       (1.42)%
Portfolio turnover rate                                                16%           15%           31%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.20%         2.30%         2.57%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.02)%       (1.25)%       (1.42)%

                                                                                      The AAL International Fund
                                                                                            Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $8.62        $10.56        $14.06        $11.35        $11.15
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.03          0.01          0.25            --          0.08
Net realized and unrealized gain/(loss) on investments(b)           (1.92)        (1.84)        (3.24)         2.71          0.65
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (1.89)        (1.83)        (2.99)         2.71          0.73
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.05)        (0.11)        (0.24)           --         (0.44)
Net realized gain on investments                                       --            --         (0.27)           --         (0.09)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.05)        (0.11)        (0.51)           --         (0.53)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.68         $8.62        $10.56        $14.06        $11.35
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (22.17)%      (17.27)%      (21.61)%       23.91%         6.82%
Net assets, end of period (in millions)                            $126.5        $166.5        $190.6        $226.7        $146.9
Ratio of expenses to average net assets(d)                           1.71%         1.56%         1.38%         1.36%         1.74%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.20%         0.08%         2.06%        (0.01)%        0.64%
Portfolio turnover rate                                                52%           63%           38%           44%          101%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.71%         1.56%         1.38%         1.41%         1.74%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.20%         0.08%         2.06%        (0.07)%        0.64%

                                                                                      The AAL International Fund
                                                                                            Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $8.50        $10.39        $13.75        $11.23        $11.05
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.09)        (0.09)         0.10         (0.13)        (0.03)
Net realized and unrealized gain/(loss) on investments(b)           (1.89)        (1.79)        (3.17)         2.65          0.64
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (1.98)        (1.88)        (3.07)         2.52          0.61
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                                  --         (0.01)        (0.02)           --         (0.34)
Net realized gain on investments                                       --            --         (0.27)           --         (0.09)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                    --         (0.01)        (0.29)           --         (0.43)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.52         $8.50        $10.39        $13.75        $11.23
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (23.29)%      (18.09)%      (22.56)%       22.44%         5.72%
Net assets, end of period (in millions)                              $6.4         $10.3         $13.7         $15.6          $9.8
Ratio of expenses to average net assets(d)                           3.18%         2.57%         2.53%         2.53%         2.85%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.26)%       (0.93)%        0.88%        (1.19)%       (0.52)%
Portfolio turnover rate                                                52%           63%           38%           44%          101%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           3.18%         2.57%         2.53%         2.59%         2.85%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (1.26)%       (0.93)%        0.88%        (1.25)%       (0.52)%

                                                                                      The AAL International Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $8.68        $10.63        $14.15        $11.37        $11.17
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.08          0.03          0.26          0.08          0.15
Net realized and unrealized gain/(loss) on investments(b)           (1.89)        (1.80)        (3.20)         2.73          0.65
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (1.81)        (1.77)        (2.94)         2.81          0.80
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.14)        (0.18)        (0.31)        (0.03)        (0.51)
Net realized gain on investments                                       --            --         (0.27)           --         (0.09)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.14)        (0.18)        (0.58)        (0.03)        (0.60)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.73         $8.68        $10.63        $14.15        $11.37
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (21.45)%      (16.61)%      (21.12)%       24.69%         7.49%
Net assets, end of period (in millions)                              $2.8          $3.0          $3.3          $2.8          $1.9
Ratio of expenses to average net assets(d)                           0.77%         0.78%         0.75%         0.73%         1.09%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.15%         0.86%         2.42%         0.61%         1.10%
Portfolio turnover rate                                                52%           63%           38%           44%          101%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.77%         0.78%         0.75%         0.79%         1.09%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.15%         0.86%         2.42%         0.55%         1.10%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

(e)   Since Fund inception, December 31, 1999.

(f)   Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                                     The AAL Capital Growth Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $29.84        $34.82        $38.67        $35.87        $29.64
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.10          0.05          0.19          0.13          0.09
Net realized and unrealized gain/(loss) on investments(b)           (4.48)        (4.86)        (1.74)         3.19          6.69
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (4.38)        (4.81)        (1.55)         3.32          6.78
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.07)        (0.09)        (0.16)        (0.09)        (0.09)
Net realized gain on investments                                       --         (0.08)        (2.14)        (0.43)        (0.46)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.07)        (0.17)        (2.30)        (0.52)        (0.55)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $25.39        $29.84        $34.82        $38.67        $35.87
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (14.66)%      (13.86)%       (4.19)%        9.28%        23.20%
Net assets, end of period (in millions)                          $2,598.2      $3,385.5      $3,912.5      $4,115.1      $3,594.5
Ratio of expenses to average net assets(d)                           1.02%         0.95%         0.91%         0.90%         0.97%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.38%         0.16%         0.52%         0.35%         0.30%
Portfolio turnover rate                                                 5%            3%           13%            8%            9%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.02%         0.95%         0.91%         0.92%         0.97%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.38%         0.16%         0.52%         0.33%         0.30%

                                                                                    The AAL Capital Growth Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $28.67        $33.71        $37.71        $35.29        $29.38
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.28)        (0.27)        (0.15)        (0.22)        (0.19)
Net realized and unrealized gain/(loss) on investments(b)           (4.20)        (4.69)        (1.71)         3.07          6.56
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (4.48)        (4.96)        (1.86)         2.85          6.37
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                                  --            --            --            --            --
Net realized gain on investments                                       --         (0.08)        (2.14)        (0.43)        (0.46)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                    --         (0.08)        (2.14)        (0.43)        (0.46)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $24.19        $28.67        $33.71        $37.71        $35.29
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (15.63)%      (14.73)%       (5.14)%        8.09%        21.94%
Net assets, end of period (in millions)                             $81.2        $126.4        $154.1        $148.6        $107.6
Ratio of expenses to average net assets(d)                           2.16%         1.97%         1.88%         1.95%         1.99%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.75)%       (0.86)%       (0.44)%       (0.69)%       (0.74)%
Portfolio turnover rate                                                 5%            3%           13%            8%            9%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.16%         1.97%         1.88%         1.96%         1.99%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.75)%       (0.86)%       (0.44)%       (0.71)%       (0.74)%

                                                                                     The AAL Capital Growth Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $29.90        $34.88        $38.72        $35.89        $29.67
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.21          0.18          0.33          0.27          0.21
Net realized and unrealized gain/(loss) on investments(b)           (4.47)        (4.88)        (1.73)         3.20          6.67
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (4.26)        (4.70)        (1.40)         3.47          6.88
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.18)        (0.20)        (0.30)        (0.21)        (0.20)
Net realized gain on investments                                       --         (0.08)        (2.14)        (0.43)        (0.46)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.18)        (0.28)        (2.44)        (0.64)        (0.66)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $25.46        $29.90        $34.88        $38.72        $35.89
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (14.24)%      (13.53)%       (3.82)%        9.70%        23.55%
Net assets, end of period (in millions)                             $68.2         $65.9         $91.8         $82.8         $46.9
Ratio of expenses to average net assets(d)                           0.55%         0.55%         0.54%         0.52%         0.60%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.85%         0.56%         0.90%         0.73%         0.62%
Portfolio turnover rate                                                 5%            3%           13%            8%            9%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.55%         0.55%         0.54%         0.54%         0.60%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.85%         0.56%         0.90%         0.72%         0.62%

                                                                          The AAL Large Company Index Fund
                                                                                   Class A Shares
-------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year        Period
                                                                    Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000(e)
-------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $7.38         $8.56         $9.95        $10.00
                                                               ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.08          0.05          0.09          0.02
Net realized and unrealized loss on investments(b)                  (1.07)        (1.18)        (1.40)        (0.07)
                                                               ----------    ----------    ----------    ----------
Total from Investment Operations                                    (0.99)        (1.13)        (1.31)        (0.05)
                                                               ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.08)        (0.05)        (0.08)           --
                                                               ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.31         $7.38         $8.56         $9.95
                                                               ----------    ----------    ----------    ----------
Total return(c)                                                    (13.36)%      (13.22)%      (13.18)%       (0.50)%
Net assets, end of period (in millions)                             $62.1         $63.0         $26.6         $27.6
Ratio of expenses to average net assets(d)                           0.24%         0.20%         0.20%         0.20%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.55%         1.17%         0.97%         1.21%
Portfolio turnover rate                                                23%            3%            9%            2%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.36%         0.49%         0.69%         0.93%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.43%         0.88%         0.49%         0.49%

                                                                   The AAL Large Company Index Fund II
                                                                              Class B Shares
-----------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001(f)
-----------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $7.32         $8.49        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.05            --         (0.01)
Net realized and unrealized loss on investments(b)                  (1.05)        (1.17)        (1.50)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (1.00)        (1.17)        (1.51)
                                                               ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.02)           --            --
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $6.30         $7.32         $8.49
                                                               ----------    ----------    ----------
Total return(c)                                                    (13.58)%      (13.78)%      (15.10)%
Net assets, end of period (in millions)                             $27.8         $30.2         $21.1
Ratio of expenses to average net assets(d)                           0.93%         1.29%         1.46%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.86%         0.08%        (0.20)%
Portfolio turnover rate                                                16%            4%            9%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.18%         1.29%         1.46%
Ratio of net investment income/(loss) to average net
assets(d)                                                            0.61%         0.08%        (0.20)%

                                                                   The AAL Large Company Index Fund II
                                                                       Institutional Class Shares
-----------------------------------------------------------------------------------------------------
                                                                     Year          Year        Period
                                                                    Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $7.20         $8.43        $10.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.01         (0.05)        (0.06)
Net realized and unrealized loss on investments(b)                  (1.06)        (1.18)        (1.51)
                                                               ----------    ----------    ----------
Total from Investment Operations                                    (1.05)        (1.23)        (1.57)
                                                               ----------    ----------    ----------
Less Distributions from:
Net investment income                                                  --            --            --
                                                               ----------    ----------    ----------
Net Asset Value, End of period                                      $6.15         $7.20         $8.43
                                                               ----------    ----------    ----------
Total return(c)                                                    (14.58)%      (14.59)%      (15.70)%
Net assets, end of period (in millions)                              $3.4          $2.6          $1.8
Ratio of expenses to average net assets(d)                           1.94%         2.18%         2.33%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.15)%        (0.81)%      (1.06)%
Portfolio turnover rate                                                16%            4%            9%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.19%         2.18%         2.33%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.40)%       (0.81)%       (1.06)%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

(e)   Since Fund inception, December 31, 1999.

(f)   Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                                     The AAL Equity Income Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $12.90        $14.57        $14.40        $14.68        $14.31
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.11          0.15          0.21          0.18          0.16
Net realized and unrealized gain/(loss) on investments(b)           (2.71)        (1.64)         0.94         (0.30)         1.17
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (2.60)        (1.49)         1.15         (0.12)         1.33
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.11)        (0.13)        (0.21)        (0.16)        (0.17)
Net realized gain on investments                                       --         (0.05)        (0.77)           --         (0.79)
Return of capital                                                   (0.01)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.12)        (0.18)        (0.98)        (0.16)        (0.96)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.18        $12.90        $14.57        $14.40        $14.68
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (20.19)%      (10.26)%        8.26%        (0.80)%       10.08%
Net assets, end of period (in millions)                            $206.7        $292.7        $305.1        $277.6        $262.2
Ratio of expenses to average net assets(d)                           1.06%         0.97%         0.96%         0.92%         1.05%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.04%         1.14%         1.48%         1.24%         1.22%
Portfolio turnover rate                                                63%           34%           26%           27%           13%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.07%         0.98%         0.96%         0.98%         1.05%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.03%         1.13%         1.47%         1.18%         1.22%

                                                                                     The AAL Equity Income Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $12.87        $14.54        $14.38        $14.66        $14.31
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                        (0.01)         0.03          0.06          0.02          0.02
Net realized and unrealized gain/(loss) on investments(b)           (2.69)        (1.64)         0.93         (0.28)         1.17
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (2.70)        (1.61)         0.99         (0.26)         1.19
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.01)        (0.01)        (0.06)        (0.02)        (0.05)
Net realized gain on investments                                       --         (0.05)        (0.77)           --         (0.79)
Return of capital                                                      --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.01)        (0.06)        (0.83)        (0.02)        (0.84)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.16        $12.87        $14.54        $14.38        $14.66
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (21.01)%      (11.11)%        7.12%        (1.80)%        8.97%
Net assets, end of period (in millions)                              $8.1         $12.4         $13.4         $11.6          $9.6
Ratio of expenses to average net assets(d)                           2.16%         1.90%         1.98%         1.99%         2.09%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.06)%        0.21%         0.45%         0.17%         0.16%
Portfolio turnover rate                                                63%           34%           26%           27%           13%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.17%         1.91%         1.98%         2.05%         2.09%
Ratio of net investment income/(loss) to average net
assets(d)                                                           (0.07)%        0.20%         0.45%         0.11%         0.16%

                                                                                     The AAL Equity Income Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $12.92        $14.59        $14.43        $14.70        $14.32
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income/(loss)                                         0.18          0.21          0.27          0.31          0.21
Net realized and unrealized gain/(loss) on investments(b)           (2.73)        (1.64)         0.93         (0.35)         1.19
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (2.55)        (1.43)         1.20         (0.04)         1.40
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.15)        (0.19)        (0.27)        (0.23)        (0.23)
Net realized gain on investments                                       --         (0.05)        (0.77)           --         (0.79)
Return of capital                                                   (0.02)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.17)        (0.24)        (1.04)        (0.23)        (1.02)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.20        $12.92        $14.59        $14.43        $14.70
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                    (19.70)%       (9.83)%        8.64%        (0.29)%       10.62%
Net assets, end of period (in millions)                              $9.8          $9.1          $9.5          $6.2         $13.2
Ratio of expenses to average net assets(d)                           0.51%         0.50%         0.51%         0.46%         0.60%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.59%         1.61%         1.94%         1.71%         1.65%
Portfolio turnover rate                                                63%           34%           26%           27%           13%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.52%         0.51%         0.51%         0.52%         0.60%
Ratio of net investment income/(loss) to average net
assets(d)                                                            1.58%         1.60%         1.94%         1.65%         1.65%

                                                                                     The AAL Balanced Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.52        $12.41        $12.41        $12.15        $10.81
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.19          0.26          0.38          0.32          0.21
Net realized and unrealized gain/(loss) on investments(b)           (0.76)        (0.88)           --          0.25          1.34
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (0.57)        (0.62)         0.38          0.57          1.55
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.20)        (0.27)        (0.38)        (0.31)        (0.20)
Net realized gain on investments                                       --            --            --            --         (0.01)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.20)        (0.27)        (0.38)        (0.31)        (0.21)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.75        $11.52        $12.41        $12.41        $12.15
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                     (4.90)%       (5.02)%        3.10%         4.78%        14.45%
Net assets, end of period (in millions)                            $260.8        $305.6        $291.7        $256.1        $158.3
Ratio of expenses to average net assets(d)                           1.05%         0.99%         0.98%         1.09%         1.15%
Ratio of net investment income to average net assets(d)              1.77%         2.19%         3.07%         2.76%         2.26%
Portfolio turnover rate                                                69%           76%           83%           65%          213%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.07%         1.02%         1.02%         1.14%         1.23%
Ratio of net investment income to average net assets(d)              1.75%         2.16%         3.03%         2.72%         2.17%

                                                                                     The AAL Balanced Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.47        $12.35        $12.35        $12.10        $10.79
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.11          0.15          0.26          0.21          0.14
Net realized and unrealized gain/(loss) on investments(b)           (0.76)        (0.87)           --          0.24          1.31
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (0.65)        (0.72)         0.26          0.45          1.45
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.12)        (0.16)        (0.26)        (0.20)        (0.13)
Net realized gain on investments                                       --            --            --            --         (0.01)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.12)        (0.16)        (0.26)        (0.20)        (0.14)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.70        $11.47        $12.35        $12.35        $12.10
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                     (5.68)%       (5.83)%        2.13%         3.74%        13.47%
Net assets, end of period (in millions)                             $19.3         $22.3         $21.1         $18.2         $11.9
Ratio of expenses to average net assets(d)                           1.84%         1.89%         1.94%         2.03%         1.98%
Ratio of net investment income to average net assets(d)              0.97%         1.29%         2.11%         1.82%         1.42%
Portfolio turnover rate                                                60%           76%           83%           65%          213%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.86%         1.92%         1.98%         2.08%         2.18%
Ratio of net investment income to average net assets(d)              0.95%         1.26%         2.07%         1.77%         1.22%

                                                                                        The AAL Balanced Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.51        $12.39        $12.40        $12.13        $10.79
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.21          0.30          0.42          0.39          0.23
Net realized and unrealized gain/(loss) on investments(b)           (0.73)        (0.86)           --          0.25          1.35
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                    (0.52)        (0.56)         0.42          0.64          1.58
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.25)        (0.32)        (0.43)        (0.37)        (0.23)
Net realized gain on investments                                       --            --            --            --         (0.01)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.25)        (0.32)        (0.43)        (0.37)        (0.24)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.74        $11.51        $12.39        $12.40        $12.13
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                     (4.45)%       (4.65)%        3.50%         5.33%        14.73%
Net assets, end of period (in millions)                            $107.8          $3.7          $3.4          $3.0          $2.3
Ratio of expenses to average net assets(d)                           0.56%         0.58%         0.59%         0.60%         0.88%
Ratio of net investment income to average net assets(d)              2.26%         2.60%         3.46%         3.25%         2.50%
Portfolio turnover rate                                                69%           76%           83%           65%          213%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.57%         0.62%         0.63%         0.64%         0.88%
Ratio of net investment income to average net assets(d)              2.25%         2.56%         3.43%         3.20%         2.50%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                                    The AAL High Yield Bond Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $6.19         $6.76         $7.44         $8.92        $10.31
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.50          0.54          0.63          0.87          0.91
Net realized and unrealized gain/(loss) on investments(b)            0.08         (0.56)        (0.68)        (1.48)        (1.33)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.58         (0.02)        (0.05)        (0.61)        (0.42)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.50)        (0.55)        (0.63)        (0.87)        (0.91)
Net realized gain on investments                                       --            --            --            --         (0.06)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.50)        (0.55)        (0.63)        (0.87)        (0.97)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.27         $6.19         $6.76         $7.44         $8.92
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                     10.59%        (0.26)%       (0.81)%       (7.00)%       (3.96)%
Net assets, end of period (in millions)                            $117.4        $118.6        $121.0        $134.3        $131.9
Ratio of expenses to average net assets(d)                           0.93%         1.00%         1.00%         0.96%         1.00%
Ratio of net investment income to average net assets(d)              8.72%         8.41%         9.06%        10.54%         9.81%
Portfolio turnover rate                                               103%           72%          106%           54%           55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           1.03%         1.17%         1.08%         1.12%         1.16%
Ratio of net investment income to average net assets(d)              8.62%         8.24%         8.98%        10.38%         9.64%

                                                                                     The AAL High Yield Bond Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $6.19         $6.76         $7.44         $8.92        $10.31
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.45          0.49          0.58          0.81          0.84
Net realized and unrealized gain/(loss) on investments(b)            0.08         (0.56)        (0.68)        (1.48)        (1.33)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.53         (0.07)        (0.10)        (0.67)        (0.49)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.45)        (0.50)        (0.58)        (0.81)        (0.84)
Net realized gain on investments                                       --            --            --            --         (0.06)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.45)        (0.50)        (0.58)        (0.81)        (0.90)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.27         $6.19         $6.76         $7.44         $8.92
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                      9.61%        (1.02)%       (1.53)%       (7.65)%       (4.62)%
Net assets, end of period (in millions)                              $6.0          $8.2          $9.7         $11.6         $12.4
Ratio of expenses to average net assets(d)                           1.84%         1.74%         1.73%         1.62%         1.71%
Ratio of net investment income to average net assets(d)              7.81%         7.67%         8.33%         9.88%         9.09%
Portfolio turnover rate                                               103%           72%          106%           54%           55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           2.01%         1.93%         1.99%         1.97%         1.98%
Ratio of net investment income to average net assets(d)              7.64%         7.48%         8.08%         9.53%         8.82%

                                                                                     The AAL High Yield Bond Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $6.19         $6.76         $7.43         $8.91        $10.31
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.51          0.56          0.65          0.89          0.93
Net realized and unrealized gain/(loss) on investments(b)            0.09         (0.57)        (0.67)        (1.48)        (1.34)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.60         (0.01)        (0.02)        (0.59)        (0.41)
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.52)        (0.56)        (0.65)        (0.89)        (0.93)
Net realized gain on investments                                       --            --            --            --         (0.06)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.52)        (0.56)        (0.65)        (0.89)        (0.99)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $6.27         $6.19         $6.76         $7.43         $8.91
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                     10.88%         0.05%        (0.34)%       (6.67)%       (3.85)%
Net assets, end of period (in millions)                              $3.3          $2.7          $2.2          $2.0          $2.2
Ratio of expenses to average net assets(d)                           0.67%         0.68%         0.67%         0.53%         0.76%
Ratio of net investment income to average net assets(d)              8.98%         8.73%         9.34%        11.00%        10.34%
Portfolio turnover rate                                               103%           72%          106%           54%           55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly or
credits for directed brokerage transactions the ratios
would have been:
Ratio of expenses to average net assets(d)                           0.67%         0.68%         0.67%         0.62%         0.76%
Ratio of net investment income to average net assets(d)              8.98%         8.73%         9.34%        10.92%        10.34%
Portfolio turnover rate                                                18%           65%          110%          210%           95%

                                                                                    The AAL Municipal Bond Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.21        $10.96        $10.45        $11.47        $11.40
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.50          0.54          0.55          0.53          0.52
Net realized and unrealized gain/(loss) on investments(b)            0.31          0.25          0.51         (1.01)         0.25
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.81          0.79          1.06         (0.48)         0.77
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.50)        (0.54)        (0.55)        (0.53)        (0.52)
Net realized gain on investments                                       --            --            --         (0.01)        (0.18)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.50)        (0.54)        (0.55)        (0.54)        (0.70)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $11.52        $11.21        $10.96        $10.45        $11.47
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                      7.38%         7.27%        10.34%        (4.09)%        6.80%
Net assets, end of period (in millions)                            $671.6        $598.6        $503.7        $461.3        $523.1
Ratio of expenses to average net assets(d)                           0.79%         0.77%         0.73%         0.78%         0.81%
Ratio of net investment income to average net assets(d)              4.41%         4.77%         5.06%         4.98%         4.47%
Portfolio turnover rate                                                18%           65%          110%          210%           95%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           0.79%         0.82%         0.81%         0.84%         0.81%
Ratio of net investment income to average net assets(d)              4.41%         4.72%         4.98%         4.93%         4.47%

                                                                                     The AAL Municipal Bond Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.20        $10.95        $10.44        $11.47        $11.40
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.42          0.44          0.46          0.44          0.42
Net realized and unrealized gain/(loss) on investments(b)            0.32          0.25          0.51         (1.02)         0.25
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.74          0.69          0.97         (0.58)         0.67
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.42)        (0.44)        (0.46)        (0.44)        (0.42)
Net realized gain on investments                                       --            --            --         (0.01)        (0.18)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.42)        (0.44)        (0.46)        (0.45)        (0.60)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $11.52        $11.20        $10.95        $10.44        $11.47
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                      6.65%         6.40%         9.39%        (4.99)%        5.93%
Net assets, end of period (in millions)                             $12.3         $11.0          $8.5          $7.3          $7.5
Ratio of expenses to average net assets(d)                           1.56%         1.57%         1.61%         1.59%         1.64%
Ratio of net investment income to average net assets(d)              3.64%         3.97%         4.18%         4.19%         3.65%
Portfolio turnover rate                                                18%           65%          110%          210%           95%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           1.56%         1.62%         1.69%         1.64%         1.64%
Ratio of net investment income to average net assets(d)              3.64%         3.92%         4.10%         4.14%         3.65%

                                                                                     The AAL Municipal Bond Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                               $11.20        $10.95        $10.45        $11.47        $11.40
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.54          0.57          0.58          0.57          0.55
Net realized and unrealized gain/(loss) on investments(b)            0.32          0.25          0.50         (1.01)         0.25
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.86          0.82          1.08         (0.44)         0.80
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.54)        (0.57)        (0.58)        (0.57)        (0.55)
Net realized gain on investments                                       --            --            --         (0.01)        (0.18)
                                                               ----------    ----------    ----------    ----------    ----------
Total Distributions                                                 (0.54)        (0.57)        (0.58)        (0.58)        (0.73)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $11.52        $11.20        $10.95        $10.45        $11.47
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                      7.81%         7.61%        10.56%        (3.78)%        7.09%
Net assets, end of period (in millions)                              $3.4          $5.3          $2.5          $0.5          $0.6
Ratio of expenses to average net assets(d)                           0.48%         0.46%         0.42%         0.47%         0.51%
Ratio of net investment income to average net assets(d)              4.72%         5.08%         5.37%         5.32%         4.78%
Portfolio turnover rate                                                18%           65%          110%          210%           95%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           0.48%         0.51%         0.50%         0.52%         0.51%
Ratio of net investment income to average net assets(d)              4.72%         5.03%         5.29%         5.27%         4.78%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                                         The AAL Bond Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $9.82         $9.80         $9.32         $9.92         $9.99
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.42          0.56          0.61          0.58          0.53
Net realized and unrealized gain/(loss) on investments(b)            0.52          0.02          0.48         (0.60)        (0.07)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.94          0.58          1.09         (0.02)         0.46
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.45)        (0.56)        (0.61)        (0.58)        (0.53)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.31         $9.82         $9.80         $9.32         $9.92
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                      9.79%         6.01%        12.08%        (0.11)%        4.61%
Net assets, end of period (in millions)                            $526.5        $451.5        $353.5        $321.7        $367.2
Ratio of expenses to average net assets(d)                           0.85%         0.81%         0.81%         0.83%         0.93%
Ratio of net investment income to average net assets(d)              4.19%         5.54%         6.38%         6.12%         5.23%
Portfolio turnover rate                                               149%          160%          172%          163%          573%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           0.86%         0.88%         0.91%         0.91%         0.93%
Ratio of net investment income to average net assets(d)              4.18%         5.47%         6.27%         6.04%         5.23%

                                                                                         The AAL Bond Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $9.82         $9.80         $9.32         $9.92         $9.99
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.33          0.47          0.52          0.49          0.43
Net realized and unrealized gain/(loss) on investments(b)            0.53          0.02          0.48         (0.60)        (0.07)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.86          0.49          1.00         (0.11)         0.36
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.36)        (0.47)        (0.52)        (0.49)        (0.43)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.32         $9.82         $9.80         $9.32         $9.92
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                      8.91%         5.03%        11.04%        (1.09)%        3.60%
Net assets, end of period (in millions)                             $13.2          $7.9          $4.6          $3.6          $3.1
Ratio of expenses to average net assets(d)                           1.77%         1.73%         1.73%         1.80%         1.90%
Ratio of net investment income to average net assets(d)              3.28%         4.64%         5.45%         5.17%         4.28%
Portfolio turnover rate                                               149%          160%          172%          163%          573%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           1.78%         1.80%         1.83%         1.88%         1.90%
Ratio of net investment income to average net assets(d)              3.27%         4.57%         5.35%         5.09%         4.28%

                                                                                         The AAL Bond Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year         Year
                                                                    Ended         Ended         Ended         Ended        Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000    4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $9.82         $9.80         $9.32         $9.92         $9.99
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                                0.46          0.60          0.66          0.62          0.57
Net realized and unrealized gain/(loss) on investments(b)            0.52          0.02          0.48         (0.60)        (0.07)
                                                               ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                                     0.98          0.62          1.14          0.02          0.50
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.49)        (0.60)        (0.66)        (0.62)        (0.57)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                     $10.31         $9.82         $9.80         $9.32         $9.92
                                                               ----------    ----------    ----------    ----------    ----------
Total return(c)                                                     10.20%         6.42%        12.55%         0.30%         5.02%
Net assets, end of period (in millions)                             $29.2         $22.9         $55.6         $47.9         $44.7
Ratio of expenses to average net assets(d)                           0.47%         0.39%         0.39%         0.43%         0.54%
Ratio of net investment income to average net assets(d)              4.57%         5.93%         6.79%         6.55%         5.63%
Portfolio turnover rate                                               149%          160%          172%          163%          573%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           0.48%         0.46%         0.49%         0.50%         0.54%
Ratio of net investment income to average net assets(d)              4.56%         5.86%         6.69%         6.47%         5.63%

                                                                                 The AAL Bond Index Fund
                                                                                  Institutional Shares
------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year       Period
                                                                    Ended         Ended         Ended        Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001    4/30/2000(e)
------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------   ----------
Net Asset Value, Beginning of Period                               $10.48        $10.47         $9.95       $10.00
                                                               ----------    ----------    ----------   ----------
Income from Investment Operations:
Net investment income                                                0.50          0.59          0.69         0.22
Net realized and unrealized gain/(loss) on investments(b)            0.56          0.16          0.52        (0.05)
                                                               ----------    ----------    ----------   ----------
Total from Investment Operations                                     1.06          0.75          1.21         0.17
                                                               ----------    ----------    ----------   ----------
Less Distributions from:
Net investment income                                               (0.58)        (0.64)        (0.69)       (0.22)
Net realized gain on investments                                       --         (0.10)           --           --
                                                               ----------    ----------    ----------   ----------
Total Distributions                                                 (0.58)        (0.74)        (0.69)       (0.22)
                                                               ----------    ----------    ----------   ----------
Net Asset Value, End of period                                     $10.96        $10.48        $10.47        $9.95
                                                               ----------    ----------    ----------   ----------
Total return(c)                                                     10.35%         7.36%        12.50%        1.72%
Net assets, end of period (in millions)                             $81.0         $58.9         $18.6        $11.1
Ratio of expenses to average net assets(d)                           0.23%         0.20%         0.20%        0.20%
Ratio of net investment income to average net assets(d)              4.65%         5.47%         6.66%        6.85%
Portfolio turnover rate                                                90%           92%           51%          52%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                           0.31%         0.53%         0.98%        1.04%
Ratio of net investment income to average net assets(d)              4.57%         5.14%         5.88%        6.02%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)   Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)   Computed on an annualized basis for periods less than one year.

(e)   Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                                     The AAL Money Market Fund
                                                                                           Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
                                                               ----------    ----------    ----------    ----------    ----------
Net investment income                                                0.01          0.02          0.05          0.05          0.05
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
                                                               ----------    ----------    ----------    ----------    ----------
Net investment income                                               (0.01)        (0.02)        (0.05)        (0.05)        (0.05)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ----------    ----------    ----------    ----------    ----------
Total return(b)                                                      0.88%         2.28%         5.70%         4.99%         4.68%
Net assets, end of period (in millions)                            $349.6        $399.8        $423.9        $348.0        $288.1
Ratio of expenses to average net assets(c)                           0.77%         0.72%         0.76%         0.66%         0.79%
Ratio of net investment income to average net assets(c)              0.89%         2.19%         5.51%         4.90%         4.54%
Portfolio turnover rate                                               N/A           N/A           N/A           N/A           N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(c)                           0.92%         0.90%         0.99%         1.02%         1.12%
Ratio of net investment income to average net assets(c)              0.74%         2.01%         5.28%         4.54%         4.22%

                                                                                     The AAL Money Market Fund
                                                                                           Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
                                                               ----------    ----------    ----------    ----------    ----------
Net investment income                                                  --          0.01          0.04          0.04          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                                  --         (0.01)        (0.04)        (0.04)        (0.04)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ----------    ----------    ----------    ----------    ----------
Total return(b)                                                      0.42%         1.34%         4.67%         3.94%         3.67%

Net assets, end of period (in millions)                              $2.8          $2.8          $3.3          $2.4          $1.6
Ratio of expenses to average net assets(c)                           1.38%         1.52%         1.81%         1.65%         2.79%
Ratio of net investment income to average net assets(c)              0.27%         1.39%         4.45%         3.95%         2.54%
Portfolio turnover rate                                               N/A           N/A           N/A           N/A           N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(c)                           1.62%         1.70%         2.04%         2.00%         3.11%
Ratio of net investment income to average net assets(c)              0.03%         1.21%         4.22%         3.59%         2.22%

                                                                                     The AAL Money Market Fund
                                                                                      Institutional Class Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year          Year
                                                                    Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period(a)               4/30/2003     4/30/2002     4/30/2001     4/30/2000     4/30/1999
---------------------------------------------------------------------------------------------------------------------------------

                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
                                                               ----------    ----------    ----------    ----------    ----------
Net investment income                                                0.01          0.03          0.06          0.05          0.05
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions from:
Net investment income                                               (0.01)        (0.03)        (0.06)        (0.05)        (0.05)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                                      $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ----------    ----------    ----------    ----------    ----------
Total return(b)                                                      1.17%         2.54%         6.07%         5.36%         4.99%
Net assets, end of period (in millions)                             $91.4        $117.8         $25.3         $12.8         $17.9
Ratio of expenses to average net assets(c)                           0.48%         0.46%         0.43%         0.31%         0.49%
Ratio of net investment income to average net assets(c)              1.18%         2.45%         5.86%         5.18%         4.76%
Portfolio turnover rate                                               N/A           N/A           N/A           N/A           N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(c)                           0.53%         0.54%         0.56%         0.57%         0.72%
Ratio of net investment income to average net assets(c)              1.13%         2.37%         5.73%         4.92%         4.53%

(a)   All per share amounts have been rounded to the nearest cent.

(b)   Total investment return assumes dividend reinvestment.

(c)   Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Board of Trustees and Executive Officers

The Board of Trustees is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee also serves as a Director of AAL Variable Product Series Fund, Inc., a registered investment company consisting of 14 Portfolios that serve as the underlying funds for variable contracts issued by Thrivent Financial for Lutherans ("Thrivent Financial") and Lutheran Brotherhood Variable Products Insurance Company ("LBVIP").

Also, in addition to serving as a Trustee of The AAL Mutual Funds and a Director of AAL Variable Product Series Fund, Inc., Mr. Gilbert serves as a Trustee of The Lutheran Brotherhood Family of Funds (a registered investment company consisting of 11 Funds, which offer Class A, Class B and Institutional Class shares) and as a Director of LB Series Fund, Inc. (a registered investment company consisting of 14 Portfolios that serve as the underlying funds for variable annuity contracts issued by Thrivent Financial and LBVIP).

Unless otherwise indicated, the business address of each Trustee and officer is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Interested Trustees*

                             Position with the Fund,             Principal
                              Length of Service and           Occupation During            Other Directorships
Name, Address and Age           Term of Office**              the Past 5 Years              Held by Director
------------------------------------------------------------------------------------------------------------------

John O. Gilbert              Chairman and Trustee      Chairman, Thrivent Financial    Chairman of the Life Office
Age 60                       since 1999                for Lutherans                   Management Association
                                                                                       (LOMA) board of directors;
                                                                                       member of the board of
                                                                                       regents for Luther College
                                                                                       in Decorah, Iowa; member
                                                                                       of the board for Fox PAC--
                                                                                       Performing Arts Center in
                                                                                       Appleton, Wisconsin;
                                                                                       Trustee, Luther Seminary
                                                                                       Foundation

Lawrence W. Stranghoener     Trustee since 2002       Executive Vice President and     St. Paul Chamber Orchestra
Age 48                                                Chief Financial Officer,         Board; Metropolitan
                                                      Thrivent Financial for           Economic Development
                                                      Lutherans; previously,           Association; Director,
                                                      Executive Vice President and     Kennametal, Inc.
                                                      Chief Financial Officer,
                                                      Techies.com in 2000;
                                                      Vice President and Chief
                                                      Financial Officer, Honeywell
                                                      Inc. from 1983 to 1999

Disinterested Trustees

                           Position with the Fund,            Principal
                           Length of Service and           Occupation During               Other Directorships
Name, Address and Age         Term of Office**             the Past 5 Years                 Held by Director
------------------------------------------------------------------------------------------------------------------

F. Gregory Campbell          Trustee since 1992       President, Carthage College      ELCA University and
Age 63                                                                                 College Employees' Health
                                                                                       Benefit Board; ELCA Risk
                                                                                       Management Board;
                                                                                       Johnson Family Mutual
                                                                                       Funds Board; Kenosha Area
                                                                                       Business Alliance Board;
                                                                                       Kenosha Hospital and
                                                                                       Medical Center Board;
                                                                                       Prairie School Board; United
                                                                                       Health Systems Board

Richard L. Gady              Trustee since 1987       Vice President, Public Affairs   International Agricultural
Age 60                                                and Chief Economist,             Marketing Association
                                                      Conagra, Inc. (agribusiness)     Board

Edward W. Smeds              Trustee since 1999       Retired                          Chairman of Carthage
Age 67                                                                                 College Board; Board of
                                                                                       Governors, Club of
                                                                                       Pelican Bay

Executive Officers

                          Position with the Fund,
                          Length of Service and
Name, Address and Age        Term of Office***                 Principal Occupation During the Past 5 Years
------------------------------------------------------------------------------------------------------------------

Pamela J. Moret           President since 2002        Senior Vice President, Marketing and Products, Thrivent
Age 47                                                Financial for Lutherans since 2002; previously, Senior Vice
                                                      President, Products, American Express Financial Advisors

Charles D. Gariboldi      Treasurer since 1999        Vice President, Investment Accounting, Thrivent Financial
Age 43                                                for Lutherans

James H.Abitz             Vice President since 1999   Senior Vice President, Investments, Thrivent Financial
Age 57                                                for Lutherans

Karl D. Anderson          Vice President since 2003   Head of Investment Product Solutions Management, Thrivent
Age 41                                                Financial for Lutherans

Frederick P. Johnson      Vice President since 2003   Vice President, Investment Operations, Thrivent Financial
Age 40                                                for Lutherans

Brenda J. Pederson        Vice President since 2003   Vice President, Member Support and Mutual Fund Operations,
Age 42                                                Thrivent Financial for Lutherans

Brett L. Agnew            Secretary since 2001        Senior Counsel, Thrivent Financial for Lutherans
Age 32

John C. Bjork             Assistant Secretary         Senior Counsel, Thrivent Financial for Lutherans
Age 49                    since 2003

James E. Nelson           Assistant Secretary         Vice President, Securities Law, Thrivent Financial for
Age 42                    since 2003                  Lutherans since 2002; previously, Counsel and head of
                                                      Insurance Practice Group, Law Division of ING ReliaStar
                                                      (formerly ReliaStar Financial Corp.)

Marlene J. Nogle          Assistant Secretary         Senior Counsel, Thrivent Financial for Lutherans
Age 55                    since 2003

Todd J. Kelly             Assistant Treasurer         Head of Fund Accounting Operations, Thrivent Financial
222 West College Avenue   since 1999                  for Lutherans
Appleton, WI
Age 33

Gerard V. Vaillancourt    Assistant Treasurer         Head of Fund Accounting Administration, Thrivent
Age 35                    since 2002                  Financial for Lutherans; previously, Manager-Fund
                                                      Accounting, Minnesota Life from 2000 to 2001; Supervisor-
                                                      Securities Accounting, Lutheran Brotherhood from
                                                      1998 to 2000

*   "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial for Lutherans.

**   Each Trustee serves an indefinite term until his successor is duly elected and qualified. The Fund's bylaws provide that each Trustee must retire at the end of the calendar year in which the Trustee attains age 70.

***   Officers serve at the discretion of the board until their successors are duly appointed and qualified.

We're Listening to You!

In response to shareholder concerns regarding multiple mailings, we are sending one shareholder report for The AAL Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders' money. If you wish to receive an additional copy of this report, call us toll free at (800) 847-4836.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

Annual Report

April 30, 2003

Prospectus

June 27, 2003

The AAL U.S. Government Zero
Coupon Target Fund, Series 2006

The AAL Mutual Funds

[GRAPHIC OMITTED: PHOTO OF PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the annual report for the 12 months ended April 30, 2003, for The AAL U.S. Government Zero Coupon Target Fund, Series 2006, managed by Thrivent Investment Management.

After several challenging years, all the major investment categories have moved into positive territory for 2003 year-to-date. While it is far too early to know if the bear market has truly gone into hibernation, there is no question that the U.S. economy has shown some improvements of late. International tension has ebbed somewhat from the high anxiety environment seen earlier in the year, though global hotspots certainly remain. The economy continues to plow ahead with steady, if slow, growth, and consumer confidence has risen in recent months. While we are heartened by the improvements, volatility remains ever-present. Thus, now is a wonderful opportunity to review one's investment portfolio for proper balance, risk temperament, and overall strategy. I encourage you to contact your Thrivent Investment Management representative if you have any questions. He or she is there to help and would welcome the chance to do so.

Transition and change isn't limited solely to our nation's financial markets -- Thrivent Investment Management has recently adopted a new strategy for our mutual fund products. This new course not only renews our already strong commitment to our mutual funds, but we also expect it will enhance our ability to provide you with stronger product offerings, a wider variety of choices, and complementary investment options from select outside firms that share our values and integrity, as well as a commitment to excellent money management. We believe that implementation of this strategy will further enhance our ability to offer top-shelf investments and will strongly benefit our member investors. Be sure to ask your Thrivent Investment Management representative about the Lutheran Brotherhood Family of Funds which feature a wide assortment of asset classes that could complement your current portfolio.

The financier, Bernard Baruch, once said, "Now is always the hardest time to invest." His words ring particularly true in light of the host of difficulties around which the U.S. economy, financial markets, and investors have navigated over the past few years. I would also suggest that Mr. Baruch's quote could be tweaked to read, "Now is always the hardest time to stick to an investment strategy or plan." Despite much uncertainty and dramatic market fluctuations, history has shown time and time again that betting against the long-term strength and resilience of the U.S. economy and financial markets is an unwise wager. Be assured that Thrivent Investment Management is here to serve -- no matter how the markets are performing -- with trustworthy advice and financial solutions to help you meet your individual goals.

Yours Sincerely,

/S/ Pamela J. Moret
Pamela J. Moret
President
The AAL Mutual Funds

The AAL U.S. Government Zero Coupon
Target Fund, Series 2006

[GRAPHIC OMITTED: PHOTO OF ALAN D. ONSTAD]

The last twelve months were very good for the Fund. Comparable U.S. Treasury yields declined from 4.41% on April 30, 2002 to 2.23% by April 30, 2003. This significant decline in rates resulted in a total return for the Fund of 11.28%. A zero coupon security will do better than coupon-paying securities of the same maturity when rates are falling. Conversely, when rates are rising, zero coupon securities will provide returns lower than securities that make scheduled interest payments.

/S/ Alan D. Onstad
Alan D. Onstad
Portfolio Manager

[GRAPHIC WORM CHART OMITTED: $10,000 INVESTMENT]

$10,000 INVESTMENT
Including 4.75% Sales Charge

         The AAL U.S. Government
         Zero Coupon Target Fund,    Lehman Aggregate           Consumer Price
Date          Series 2006               Bond Index*                 Index**
-------------------------------------------------------------------------------
1993            10,000                    10,000                    10,000
1993             9,548                    10,013                    10,014
1993            10,045                    10,194                    10,028
1993            10,418                    10,252                    10,028
1993            10,849                    10,432                    10,056
1993            11,031                    10,460                    10,076
1993            11,078                    10,499                    10,118
1993            10,566                    10,410                    10,125
1993            10,709                    10,466                    10,125
1994            11,051                    10,608                    10,153
1994            10,351                    10,423                    10,188
1994             9,714                    10,166                    10,222
1994             9,539                    10,085                    10,236
1994             9,534                    10,084                    10,243
1994             9,368                    10,062                    10,278
1994             9,728                    10,261                    10,306
1994             9,654                    10,274                    10,347
1994             9,244                    10,123                    10,375
1994             9,167                    10,114                    10,382
1994             9,251                    10,091                    10,396
1994             9,468                    10,161                    10,396
1995             9,740                    10,362                    10,438
1995            10,138                    10,609                    10,479
1995            10,204                    10,674                    10,514
1995            10,406                    10,823                    10,549
1995            11,399                    11,242                    10,569
1995            11,551                    11,324                    10,590
1995            11,300                    11,299                    10,590
1995            11,561                    11,435                    10,618
1995            11,790                    11,546                    10,639
1995            12,133                    11,697                    10,674
1995            12,506                    11,872                    10,667
1995            13,039                    12,038                    10,660
1996            13,029                    12,118                    10,722
1996            12,315                    11,908                    10,757
1996            12,063                    11,825                    10,813
1996            11,805                    11,758                    10,854
1996            11,690                    11,735                    10,875
1996            11,957                    11,892                    10,882
1996            11,940                    11,925                    10,903
1996            11,780                    11,905                    10,924
1996            12,131                    12,112                    10,958
1996            12,655                    12,380                    10,993
1996            13,093                    12,593                    11,014
1996            12,751                    12,475                    11,014
1997            12,672                    12,514                    11,049
1997            12,642                    12,545                    11,083
1997            12,318                    12,406                    11,111
1997            12,627                    12,591                    11,125
1997            12,749                    12,710                    11,118
1997            12,951                    12,861                    11,132
1997            13,677                    13,208                    11,146
1997            13,295                    13,095                    11,167
1997            13,641                    13,289                    11,194
1997            14,043                    13,481                    11,222
1997            14,106                    13,543                    11,215
1997            14,328                    13,680                    11,201
1998            14,653                    13,855                    11,222
1998            14,549                    13,845                    11,243
1998            14,552                    13,893                    11,264
1998            14,581                    13,965                    11,285
1998            14,851                    14,097                    11,306
1998            15,057                    14,217                    11,319
1998            15,032                    14,247                    11,333
1998            15,688                    14,479                    11,347
1998            16,506                    14,818                    11,361
1998            16,481                    14,740                    11,389
1998            16,303                    14,823                    11,389
1998            16,420                    14,868                    11,382
1999            16,419                    14,974                    11,410
1999            15,716                    14,713                    11,424
1999            15,727                    14,794                    11,458
1999            15,773                    14,841                    11,542
1999            15,347                    14,711                    11,542
1999            15,190                    14,664                    11,542
1999            15,043                    14,602                    11,576
1999            14,969                    14,594                    11,604
1999            15,074                    14,764                    11,660
1999            15,017                    14,818                    11,681
1999            14,928                    14,817                    11,688
1999            14,731                    14,746                    11,688
2000            14,631                    14,697                    11,715
2000            14,742                    14,875                    11,785
2000            15,125                    15,071                    11,882
2000            15,086                    15,028                    11,889
2000            15,145                    15,021                    11,896
2000            15,596                    15,334                    11,965
2000            15,651                    15,473                    11,986
2000            15,923                    15,697                    12,000
2000            16,109                    15,796                    12,063
2000            16,182                    15,900                    12,083
2000            16,624                    16,161                    12,090
2000            17,056                    16,460                    12,083
2001            17,257                    16,729                    12,160
2001            17,502                    16,875                    12,208
2001            17,697                    16,960                    12,236
2001            17,426                    16,889                    12,285
2001            17,354                    16,991                    12,340
2001            17,427                    17,056                    12,361
2001            17,922                    17,437                    12,326
2001            18,112                    17,637                    12,326
2001            18,645                    17,842                    12,382
2001            18,988                    18,216                    12,340
2001            18,589                    17,964                    12,319
2001            18,355                    17,850                    12,271
2002            18,399                    17,995                    12,299
2002            18,631                    18,169                    12,347
2002            18,154                    17,867                    12,417
2002            18,569                    18,213                    12,486
2002            18,783                    18,368                    12,486
2002            19,082                    18,527                    12,493
2002            19,631                    18,751                    12,507
2002            19,924                    19,067                    12,549
2002            20,487                    19,376                    12,569
2002            20,360                    19,287                    12,601
2002            20,024                    19,282                    12,601
2002            20,523                    19,680                    12,573
2003            20,365                    19,698                    12,629
2003            20,644                    19,970                    12,726
2003            20,611                    19,954                    12,802
2003           $20,799                   $20,119                   $12,775

The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.

Average Annual Total Returns***

For the Period Ended April 30, 2003          1-Year    5-Year    10-Year
--------------------------------------------------------------------------
without sales charge                         11.28%    7.73%      8.12%
with sales charge                             5.97%    6.69%      7.60%

Footnotes read:

*   An unmanaged index that encompasses five major classes of U.S.
    fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities.
    It is not possible to invest directly in the Index.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

*** Past performance is not an indication of future results. Total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original costs.

Report of Independent Accountants

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

To the Shareholders and Trustees of The AAL Mutual Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL U.S Government Zero Coupon Target Fund, Series 2006 (one of the portfolios constituting The AAL Mutual Funds, hereafter referred to as the "Fund") at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

June 6, 2003

Schedule of Investments
As of April 30, 2003

The AAL U.S. Government Zero Coupon Target Fund, Series 2006(a)
-----------------------------------------------------------------------------------------------------------
  Principal                                              Yield to            Maturity            Market
   Amount     Long-Term Obligations (100.0%)             Maturity              Date              Value
-----------------------------------------------------------------------------------------------------------
              U.S. Zero Coupon (100.0%)
 $1,733,000   U.S. Government Zero Coupon Bonds           2.300%            11/15/2006         $1,597,148
-----------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS (100.0%)
                                             (amortized cost basis $1,310,769)                 $1,597,148
                                             --------------------------------------------------------------

(a) The categories of investments are shown as a percentage of total investments.

The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
As of April 30, 2003

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
---------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                $1,310,769
Investments at value                                                                1,597,148

Cash                                                                                   15,055
Receivable for fund shares sold                                                           957
Receivable from affiliate                                                               2,261
---------------------------------------------------------------------------------------------
Total Assets                                                                        1,615,421
=============================================================================================

Liabilities
Income distributions payable                                                           30,549
Accrued expenses                                                                        5,762
---------------------------------------------------------------------------------------------
Total Liabilities                                                                      36,311
=============================================================================================

Net Assets
Trust Capital (beneficial interest)                                                 1,269,277
Accumulated undistributed net investment income                                           805
Accumulated undistributed net realized gain on investments                             22,649
Net unrealized appreciation on investments                                            286,379
---------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,579,110
=============================================================================================

Net Assets                                                                         $1,579,110
Shares of beneficial interest outstanding                                             124,982
Net asset value per share                                                              $12.63
Maximum public offering price                                                          $13.26

The accompanying notes to the financial statements are an integral part of this statement.

Statement of Operations
For the Year Ended April 30, 2003

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
---------------------------------------------------------------------------------------------
Investment Income
Taxable interest                                                                     $106,794
---------------------------------------------------------------------------------------------
Total Investment Income                                                               106,794
=============================================================================================

Expenses
Administrative service and pricing fees                                                   909
Audit fees                                                                             14,859
Legal fees                                                                                498
Custody fees                                                                              281
Printing and postage expense                                                              175
SEC and state registration expense                                                      5,317
Transfer agent fees                                                                     2,028
Other expenses                                                                            842
---------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement                                                    24,909
---------------------------------------------------------------------------------------------

Less:
Reimbursement from adviser                                                            (10,329)
Fees paid indirectly                                                                      (32)
---------------------------------------------------------------------------------------------

Total Net Expenses                                                                     14,548
=============================================================================================

Net Investment Income                                                                  92,246
=============================================================================================

Realized and Unrealized Gains on Investments
Net realized gains on investments                                                      29,962
Change in net unrealized appreciation on investments                                   51,190
---------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains on Investments                                       81,152
=============================================================================================

Net Increase in Net Assets Resulting From Operations                                 $173,398
=============================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

Statement of Changes in Net Assets As of April 30, 2003

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
                                                                Year Ended         Year Ended
                                                                 4/30/2003          4/30/2002
---------------------------------------------------------------------------------------------
Operations
Net investment income                                              $92,246            $92,624
Net realized gains on investments                                   29,962             24,022
Change in net unrealized appreciation/depreciation
on investments                                                      51,190            (15,373)
---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                                    173,398            101,273
=============================================================================================

Distributions to Shareholders
From net investment income                                         (92,246)           (92,624)
From net realized gains                                            (21,496)           (15,541)
---------------------------------------------------------------------------------------------
Total Distributions to Shareholders                               (113,742)          (108,165)
=============================================================================================

Trust Share Transactions
Income dividends reinvested                                         89,767             91,650
Capital gains distributions reinvested                              21,325             15,418
Redemption of trust shares                                        (156,671)          (147,316)
---------------------------------------------------------------------------------------------
Net Decrease in Trust Capital                                      (45,579)           (40,248)
=============================================================================================

Net Increase/(Decrease) in Net Assets                               14,077            (47,140)
=============================================================================================

Net Assets Beginning of Period                                   1,565,033          1,612,173
=============================================================================================

Net Assets End of Period                                        $1,579,110         $1,565,033
=============================================================================================

Notes to Financial Statements
As of April 30, 2003

The AAL U.S. Government Zero Coupon Target Fund, Series 2006

A. Organization

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of fourteen equity Funds, five fixed-income Funds and a money market Fund. The 20 Funds are collectively referred to as the "Funds."

On November 14 ,1990, The AAL U.S. Government Zero Coupon Target Fund, Series 2006 (the "Fund"), commenced operations. Effective June 1, 1993, the Board of Trustees of The AAL Mutual Funds closed the Fund to new shareholders and the additional purchases of shares by existing shareholders.

B. Significant Accounting Policies

Valuation -- Securities traded on national securities exchanges are valued at the last reported sales prices. All other securities are valued at official closing price if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees.

Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was required.

Fees Paid Indirectly -- The Fund has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distribution to Shareholders -- Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed annually. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Bond discount is amortized over the life of the respective bonds on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Generally accepted accounting principles require permanent financial reporting and tax differences be reclassified to trust capital. The reclassifications made at April 30, 2003 were a decrease of $470 to accumulated undistributed net realized gain on investments and an increase of $470 to trust capital.

C. Investment Advisory Management Fees and Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (the "Adviser") under which the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement are calculated at 0.50 of 1% of the average daily net assets of the Fund. Payments under the Investment Advisory Agreement were discontinued effective July 1, 1993.

The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain sales activities relating to the distribution of shares to investors. Payments under the Plan are equal to a maximum of 0.10 of 1% of average daily net assets. Payments under the Plan were discontinued effective July 1, 1993.

Each Trustee who is not affiliated with Thrivent Financial for Lutherans or the Adviser receives an annual fee from the Fund for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant's deferred compensation account will increase or decrease as if it were invested in shares of the Funds of their choice.

Trustees not participating in the above plan received $49 in fees for the year ended April 30, 2003, from the Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian and certain shareholder service fees, while other expenses that cannot be directly attributable to the Fund are allocated among The AAL Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has voluntarily reimbursed the Fund for all expenses in excess of 1% of average daily net assets since inception.

Thrivent Financial for Lutherans is the ultimate parent company for Thrivent Investment Management Inc.

D. Security Transactions

During the years ended April 30, 2003, there were no purchases and $179,412 in sales. All sales were in U.S. Government obligations.

E. Federal Income Tax Information

The cost basis of the investments is the same for financial reporting purposes and Federal income tax purposes. The net unrealized appreciation on investments at April 30, 2003 was $286,379. There was no depreciation on investments as of April 30, 2003.

During the years ended April 30, 2003 and April 30, 2002, The AAL U.S. Government Zero Coupon Target Fund, Series 2006 distributed $92,246 and $92,624 from ordinary income, and $21,496 and $15,541 from long-term capital gains, respectively.

At April 30, 2003, undistributed ordinary income and long-term capital gains for tax purposes were $2,764 and $22,649, respectively.

Shareholder Notification of Federal Tax Status

During the year ended April 30, 2003, The AAL U.S. Government Zero Coupon Target Fund, Series 2006 designates $21,496 as long-term capital gains.

F. Trust Transactions

Transactions in trust shares for the years ended April 30, 2003 and 2002 were as follows:

                                                                         4/30/2003         4/30/2002
                                                                         ---------         ---------
Income dividends reinvested                                                  7,025             7,473
Capital gains reinvested                                                     1,713             1,270
Shares redeemed                                                            (12,316)          (12,088)
                                                                          --------          --------
Net Decrease of Trust Shares                                                (3,578)           (3,345)
                                                                          ========          ========

Financial Highlights
Per Share Information (a)

The AAL U.S. Government Zero Coupon Target Fund, Series 2006

                                                          Year         Year         Year         Year         Year
                                                         Ended        Ended        Ended        Ended        Ended
                                                     4/30/2003    4/30/2002    4/30/2001    4/30/2000    4/30/1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $12.17       $12.22       $11.27       $12.39       $12.13

Income from Investment Operations
Net investment income                                     0.73         0.71         0.72         0.72         0.71
Net realized and unrealized gain/(loss)
on investments (b)                                        0.63         0.07         1.00        (1.02)        0.36
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.36         0.78         1.72        (0.30)        1.07
------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                    (0.73)       (0.71)       (0.72)       (0.72)       (0.71)
Net realized gain on investments                         (0.17)       (0.12)       (0.05)       (0.10)       (0.10)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.90)       (0.83)       (0.77)       (0.82)       (0.81)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                          $12.63       $12.17       $12.22       $11.27       $12.39
==================================================================================================================

Total return (c)                                         11.28%        6.53%       15.28%       (2.29)%       8.69%
Net assets, end of period (in thousands)                $1,579       $1,565       $1,612       $1,467       $1,575
Ratio of expenses to average net assets                   0.91%        1.00%        0.99%        0.98%        0.97%
Ratio of net investment income to
average net assets                                        5.73%        5.80%        6.02%        6.21%        5.51%
Portfolio turnover rate                                   0.00%        0.00%        0.00%        0.00%        0.00%

If the adviser had not reimbursed expenses
the ratios would have been:
Ratio of expenses to average net assets                   1.55%        1.27%        1.07%        0.98%        0.97%
Ratio of net investment income to average net assets      5.09%        5.53%        5.95%        6.21%        5.51%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Board of Trustees and Executive Officers

The Board of Trustees is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee also serves as a Director of AAL Variable Product Series Fund, Inc., a registered investment company consisting of 14 Portfolios that serve as the underlying funds for variable contracts issued by Thrivent Financial for Lutherans ("Thrivent Financial") and Lutheran Brotherhood Variable Products Insurance Company ("LBVIP").

Also, in addition to serving as a Trustee of The AAL Mutual Funds and a Director of AAL Variable Product Series Fund, Inc., Mr. Gilbert serves as a Trustee of The Lutheran Brotherhood Family of Funds (a registered investment company consisting of 11 Funds, which offer Class A, Class B and Institutional Class shares) and as a Director of LB Series Fund, Inc. (a registered investment company consisting of 14 Portfolios that serve as the underlying funds for variable annuity contracts issued by Thrivent Financial and LBVIP).

Unless otherwise indicated, the business address of each Trustee and officer is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Interested Trustees*

                             Position with the Fund,             Principal
Name,                         Length of Service and          Occupation During            Other Directorships
Address and Age                  Term of Office**            the Past 5 Years               Held by Director
--------------------------------------------------------------------------------------------------------------------
John O. Gilbert              Chairman and Trustee        Chairman, Thrivent Financial    Chairman of the Life Office
Age 60                       since 1999                  for Lutherans                   Management Association
                                                                                         (LOMA) board of directors;
                                                                                         member of the board of
                                                                                         regents for Luther College
                                                                                         in Decorah, Iowa; member
                                                                                         of the board for Fox PAC --
                                                                                         Performing Arts Center in
                                                                                         Appleton, Wisconsin;
                                                                                         Trustee, Luther Seminary
                                                                                         Foundation

Lawrence W. Stranghoener     Trustee since 2002          Executive Vice President and    St. Paul Chamber Orchestra
Age 48                                                   Chief Financial Officer,        Board; Metropolitan
                                                         Thrivent Financial for          Economic Development
                                                         Lutherans; previously,          Association; Director,
                                                         Executive Vice President and    Kennametal, Inc.
                                                         Chief Financial Officer,
                                                         Techies.com in 2000;
                                                         Vice President and Chief
                                                         Financial Officer, Honeywell
                                                         Inc. from 1983 to 1999

Disinterested Trustees

                           Position with the Fund,           Principal
Name,                      Length of Service and          Occupation During               Other Directorships
Address and Age               Term of Office**            the Past 5 Years                  Held by Director
--------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell          Trustee since 1992          President, Carthage College     ELCA University and
Age 63                                                                                   College Employees' Health
                                                                                         Benefit Board; ELCA Risk
                                                                                         Management Board;
                                                                                         Johnson Family Mutual
                                                                                         Funds Board; Kenosha Area
                                                                                         Business Alliance Board;
                                                                                         Kenosha Hospital and
                                                                                         Medical Center Board;
                                                                                         Prairie School Board; United
                                                                                         Health Systems Board

Richard L. Gady              Trustee since 1987          Vice President, Public Affairs  International Agricultural
Age 60                                                   and Chief Economist,            Marketing Association
                                                         Conagra, Inc. (agribusiness)    Board

Edward W. Smeds              Trustee since 1999          Retired                         Chairman of Carthage
Age 67                                                                                   College Board; Board of
                                                                                         Governors, Club of
                                                                                         Pelican Bay

Executive Officers

                           Position with the Fund,
Name,                       Length of Service and
Address and Age               Term of Office***                 Principal Occupation During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret              President since 2002               Senior Vice President, Marketing and Products, Thrivent
Age 47                                                          Financial for Lutherans since 2002; previously, Senior Vice
                                                                President, Products, American Express Financial Advisors

Charles D. Gariboldi         Treasurer since 1999               Vice President, Investment Accounting, Thrivent Financial
Age 43                                                          for Lutherans

James H. Abitz               Vice President since 1999          Senior Vice President, Investments, Thrivent Financial
Age 57                                                          for Lutherans

Karl D. Anderson             Vice President since 2003          Head of Investment Product Solutions Management, Thrivent
Age 41                                                          Financial for Lutherans

Frederick P. Johnson         Vice President since 2003          Vice President, Investment Operations, Thrivent Financial
Age 40                                                          for Lutherans

Brenda J. Pederson           Vice President since 2003          Vice President, Member Support and Mutual Fund Operations,
Age 42                                                          Thrivent Financial for Lutherans

Brett L. Agnew               Secretary since 2001               Senior Counsel, Thrivent Financial for Lutherans
Age 32

John C. Bjork                Assistant Secretary                Senior Counsel, Thrivent Financial for Lutherans
Age 49                       since 2003

James E. Nelson              Assistant Secretary                Vice President, Securities Law, Thrivent Financial for
Age 42                       since 2003                         Lutherans since 2002; previously, Counsel and head of
                                                                Insurance Practice Group, Law Division of ING ReliaStar
                                                                (formerly ReliaStar Financial Corp.)

Marlene J. Nogle             Assistant Secretary                Senior Counsel, Thrivent Financial for Lutherans
Age 55                       since 2003

Todd J. Kelly                Assistant Treasurer                Head of Fund Accounting Operations, Thrivent Financial
222 West College Avenue      since 1999                         for Lutherans
Appleton, WI
Age 33

Gerard V. Vaillancourt       Assistant Treasurer                Head of Fund Accounting Administration, Thrivent
Age 35                       since 2002                         Financial for Lutherans; previously, Manager-Fund
                                                                Accounting, Minnesota Life from 2000 to 2001; Supervisor-
                                                                Securities Accounting, Lutheran Brotherhood from
                                                                1998 to 2000

  * "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with
    Thrivent Financial for Lutherans.

 ** Each Trustee serves an indefinite term until his successor is duly elected and qualified. The Fund's bylaws provide that each Trustee must retire at the end of the calendar year in which the Trustee attains age 70.

*** Officers serve at the discretion of the board until their successors are duly appointed and qualified.

[Back cover page]

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We're Listening to You!

In response to shareholder concerns regarding multiple mailings, we are sending one shareholder report for The AAL Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders' money. If you wish to receive an additional copy of this report, call us toll free at (800)-847-4836.

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Item 2. Code of Ethics
Not applicable.

Item 3. Audit Committee Financial Expert
Not applicable.

Item 4. Principal Accountant Fees and Services
Not applicable.

Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i)  The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)   There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits
(a)    Not applicable.
(b)    Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 27, 2003                                                               THE AAL MUTUAL FUNDS

                                                                                   By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  June 27, 2003                                                               By:  /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                        Pamela J. Moret
                                                                                        President

Date:  June 27, 2003                                                               By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

  I have reviewed this report on Form N-CSR of The AAL Mutual Funds;

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date:  June 27, 2003                                                               THE AAL MUTUAL FUNDS

                                                                                   By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

  I have reviewed this report on Form N-CSR of The AAL Mutual Funds;

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 27, 2003                                                               By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant:   The AAL Mutual Funds

In connection with the Report on Form N-CSR for the above-named issuer, the undersigned hereby certify, to the best of her or his knowledge, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date:  June 27, 2003                                                               By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Date:  June 27, 2003                                                               By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer